UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2021 through October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder report.

Annual Report
J.P. Morgan Specialty Funds
October 31, 2022
JPMorgan Opportunistic Equity Long/Short Fund
JPMorgan Research Market Neutral Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
December 15, 2022 (Unaudited)
Dear Shareholder,
Global financial markets reflected turmoil in the global economy in 2022, stirred by sharply higher inflation, rising interest rates, sporadic pandemic disruptions and the widening impact of the Russia-Ukraine conflict. Prices for both equities and bonds tumbled during the first half of the year and remained under pressure through the end of October.

“While investors seek to adapt to the
current market environment, we
believe a well-diversified portfolio
and a patient outlook remain crucial
components of a successful invest-
ment approach.”
— Brian S. Shlissel

Emerging market equities underperformed both the U.S. and other developed equity markets amid economic weakness in China and slowing global demand during the period. Across Europe, the war in Ukraine set off an energy crisis as a result of reduced imports of natural gas from Russia. U.S. equity markets also fell in 2022, but surprisingly strong corporate earnings and consumer spending helped leading U.S. indexes to rebound from their lowest levels. For the twelve month period ended October 31, 2022, the MSCI Emerging Markets Index returned -31.0%, the MSCI EAFE Index returned -23.0% and the S&P 500 Index returned -14.6%.
Notably, some recent U.S. inflationary data has indicated signs of easing price pressures and U.S. economic output as measured by gross domestic product turned positive in the third quarter of 2022, following two consecutive quarters of negative growth. Though the U.S. economy has lost momentum in 2022, it has not yet fallen into recession. Meanwhile, as the potential for a rapid resolution to the war in Ukraine appears to have faded, the European Union and its largest constituent nations have moved to secure sufficient winter energy supplies while decreasing their dependence on imports of natural gas from Russia. In the U.K., a year-long political crisis was resolved with the accession of Rishi Sunak to prime minister in October 2022, which helped shore up the value of British pound and stabilize U.K. financial markets. China has eased some of the social restrictions under its “Zero Covid” policy and domestic equity indexes recently rose amid investor expectations that China’s economy may fully reopen in the coming months.
As 2022 comes to a close, financial markets are likely to remain volatile due to investor uncertainty regarding the outlook for inflation, interest rates and economic momentum. Increased geo-political tensions between Russia and Ukraine’s Western allies also remains a headwind for global financial markets.
Investors this year have confronted economic and financial market conditions not experienced in many years. While investors seek to adapt to the current market environment, we believe a well-diversified portfolio and a patient outlook remain crucial components of a successful investment approach. Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely yours,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

October 31, 2022	J.P. Morgan Specialty Funds	1

J.P. Morgan Specialty Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)
While developed market equities largely ended 2021 with positive returns, global prices for equities and bonds plummeted in 2022 amid accelerating inflation, rising interest rates, pandemic disruptions in China and the outbreak of conflict in Ukraine. Returns for both equity and bond markets broadly declined during the first half of 2022 and remained in negative territory through the end of October. Notably, global energy prices rose sharply in the first half of 2022 before receding somewhat in the third quarter.
In the U.S., investors largely kept their focus on inflation data as indicators of short-term policy of the U.S. Federal Reserve. In mid-March 2022, the central bank initiated its first interest rate increase since late 2018, and then followed with four more rate raises by the end of September 2022.
U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and dropped 0.6% in the second quarter before rebounding to a 2.6% increase in the third quarter. Consumer spending declined but remained somewhat better than investors expected. By the end of June 2022, U.S. equity prices had tumbled more than 20% from the start of the year, which is generally considered a bear market. However, prices rebounded somewhat by the end of October 2022.
Within U.S. equities, growth stocks generally underperformed value stocks and small cap and mid cap stocks slightly underperformed large cap stocks. For the twelve months ended October 31, 2022, the S&P 500 Index returned -14.6%, the MSCI EAFE Index returned -23.0% and the MSCI Emerging Markets Index returned -31.0%.

2	J.P. Morgan Specialty Funds	October 31, 2022

JPMorgan Opportunistic Equity Long/Short Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(18.35)%
S&P 500 Index	(14.61)%
ICE BofAML 3-Month US Treasury Bill Index	0.79%
Net Assets as of 10/31/2022 (In Thousands)	$481,006
INVESTMENT OBJECTIVE**
The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended October 31, 2022.
The Fund’s long positions in the industrials and information technology sectors were leading detractors from performance relative to the Benchmark. The Fund’s long positions in the health care and utilities sectors were leading contributors to relative performance.
Leading individual detractors from absolute performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Tempur Sealy International Inc. and Zscaler Inc. Shares of Apple, a maker of computers, mobile devices and related product and services, rose as investors sought large capitalization stocks amid a broad sell-off in equities during the period. Shares of Tempur Sealy International, a beds and bedding products maker, fell after the company reported lower-than-expected earnings and revenue for the second quarter of 2022. Shares of Zscaler, a cloud internet security platform provider, fell after the company issued a lower-than-expected earnings forecast in late February
2022 and after the company’s chief executive left the company in October 2022.
Leading individual contributors to absolute performance included the Fund’s long positions in Constellation Energy Corp., O’Reilly Automotive Inc. and UnitedHealth Group Inc. Shares of Constellation Energy, an electric utility, rose amid investor expectations that the company would benefit from increased federal funding on so-called clean energy projects under the Inflation Reduction Act of 2022. Shares of O’Reilly Automotive, an auto parts retail chain, rose after the company reported better-than-expected earnings for the third quarter of 2022. Shares of UnitedHealth Group, a health insurance provider, rose amid consecutive quarters of better-than-expected earnings and revenue growth in 2022
HOW WAS THE FUND POSITIONED?
During the twelve months ended October 31, 2022, the Fund invested the majority of its assets in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the S&P 500 Index. The Fund’s portfolio managers sought to achieve lower volatility than the Benchmark through a disciplined research process, security selection and risk management. For the twelve-month period, the Fund’s average gross exposure was 89% and its average net exposure was 28%.

October 31, 2022	J.P. Morgan Specialty Funds	3

JPMorgan Opportunistic Equity Long/Short Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	NextEra Energy, Inc.	6.8%
2.	UnitedHealth Group, Inc.	5.1
3.	NXP Semiconductors NV (China)	5.0
4.	SPDR S&P 500 ETF Trust	4.9
5.	Amazon.com, Inc.	4.3
6.	Fiserv, Inc.	4.3
7.	Constellation Energy Corp.	4.2
8.	Canadian Pacific Railway Ltd.	4.0
9.	Microsoft Corp.	4.0
10.	Zscaler, Inc.	3.1

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	20.4%
2.	Old Dominion Freight Line, Inc.	11.8
3.	iShares Semiconductor ETF	10.4
4.	Signet Jewelers Ltd.	4.7
5.	Intel Corp.	3.4
6.	Cisco Systems, Inc.	3.4
7.	Saia, Inc.	3.2
8.	XPO Logistics, Inc.	3.1
9.	Ally Financial, Inc.	3.0
10.	FedEx Corp.	2.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	16.9%
Utilities	11.0
Consumer Discretionary	10.3
Industrials	9.5
Health Care	8.0
Exchange-Traded Fund	4.9
Energy	1.8
Short-Term Investments	37.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	30.1%
Industrials	26.7
Consumer Discretionary	12.4
Exchange-Traded Fund	10.4
Consumer Staples	6.5
Financials	5.7
Materials	3.9
Communication Services	2.2
Health Care	2.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Specialty Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	August 29, 2014
With Sales Charge *		(22.81)%	1.57%	4.40%
Without Sales Charge		(18.53)	2.68	5.09
CLASS C SHARES	August 29, 2014
With CDSC **		(19.95)	2.16	4.58
Without CDSC		(18.95)	2.16	4.58
Class I SHARES	August 29, 2014	(18.35)	2.93	5.35
Class R6 SHARES	August 29, 2014	(18.11)	3.19	5.61

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (8/29/14 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The Fund commenced operations on August 29, 2014.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from August 29, 2014 to October 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
From the inception of the Fund through January 23, 2015, the Fund did not experience any shareholder activity. If such activity had occurred, the Fund’s performance may have been impacted.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the since inception annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2022	J.P. Morgan Specialty Funds	5

JPMorgan Research Market Neutral Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(2.41)%
ICE BofAML 3-Month US Treasury Bill Index	0.79%
Net Assets as of 10/31/2022 (In Thousands)	$158,346
INVESTMENT OBJECTIVE**
The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2022.
The Fund’s security selection in the media sector and the software & hardware sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the pharmaceuticals & health care sector and the industrial cyclical sector was a leading contributor to relative performance.
The Fund’s security selection in the media sector and the software & hardware sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the pharmaceuticals & health care sector and the industrial cyclical sector was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s short positions in Omnicom Group Inc., Ceridian HCM Holding Inc. and Apple Inc. Shares of Omnicom Group, an advertising and marketing provider, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Ceridian HCM Holding, a payroll and management software provider, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Apple, a maker of personal computers, mobile devices and related product and services, rose as investors sought large capitalization stocks amid a broad sell-off in equities during the period.
Leading individual contributors to relative performance included the Fund’s short position in Moderna Inc. and Intel Corp., and its long position in Mastercard Inc. Shares of Moderna, a pharmaceuticals maker, fell amid investor concerns about slowing demand for its COVID-19 vaccines. Shares of Intel, a semiconductor manufacturer, fell amid broad weakness in the semiconductor sector. Shares of Mastercard, a payment processing provider, rose amid consecutive quarters of better-than-expected earnings and revenue during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to the broader market for stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and mid-cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

6	J.P. Morgan Specialty Funds	October 31, 2022

TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Mastercard, Inc., Class A	1.9%
2.	NXP Semiconductors NV (China)	1.7
3.	Amazon.com, Inc.	1.4
4.	Intuit, Inc.	1.3
5.	Progressive Corp. (The)	1.3
6.	Lam Research Corp.	1.3
7.	AbbVie, Inc.	1.2
8.	Honeywell International, Inc.	1.2
9.	Deere & Co.	1.2
10.	Wells Fargo & Co.	1.1

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	3.9%
2.	Kroger Co. (The)	2.7
3.	Omnicom Group, Inc.	2.1
4.	General Electric Co.	2.0
5.	Walmart, Inc.	1.8
6.	Moderna, Inc.	1.7
7.	Boeing Co. (The)	1.6
8.	3M Co.	1.5
9.	Gilead Sciences, Inc.	1.5
10.	Johnson Controls International plc	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	14.6%
Industrials	12.4
Health Care	10.0
Financials	8.3
Consumer Discretionary	6.5
Communication Services	4.9
Utilities	3.5
Energy	3.2
Consumer Staples	2.4
Materials	1.8
Real Estate	1.8
Short-Term Investments	30.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	20.3%
Information Technology	17.6
Financials	13.3
Health Care	12.0
Consumer Staples	10.1
Communication Services	8.5
Utilities	6.1
Real Estate	3.5
Consumer Discretionary	3.3
Energy	3.0
Materials	2.3

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2022	J.P. Morgan Specialty Funds	7

JPMorgan Research Market Neutral Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge *		(7.79)%	1.59%	1.23%
Without Sales Charge		(2.66)	2.69	1.77
CLASS C SHARES	November 2, 2009
With CDSC **		(4.16)	2.18	1.36
Without CDSC		(3.16)	2.18	1.36
Class I SHARES	November 2, 2009	(2.41)	2.95	2.04

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/12 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Research Market Neutral Fund and ICE BofAML 3-Month US Treasury Bill Index from October 31, 2012 to October 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Specialty Funds	October 31, 2022

JPMorgan Opportunistic Equity Long/Short Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 97.3%
Common Stocks — 56.0%
Automobiles — 2.1%
Ferrari NV (Italy)	51	10,024
Tesla, Inc. *	1	249
		10,273
Communications Equipment — 0.5%
Motorola Solutions, Inc.	10	2,574
Electric Utilities — 10.7%
Constellation Energy Corp. (a)	208	19,664
NextEra Energy, Inc. (a)	411	31,878
		51,542
Health Care Providers & Services — 6.0%
Humana, Inc.	9	5,300
UnitedHealth Group, Inc. (a)	43	23,674
		28,974
Hotels, Restaurants & Leisure — 2.0%
Royal Caribbean Cruises Ltd. *	177	9,443
Industrial Conglomerates — 2.0%
Honeywell International, Inc.	46	9,449
Internet & Direct Marketing Retail — 4.2%
Amazon.com, Inc. * (a)	197	20,131
IT Services — 4.2%
Fiserv, Inc. *	196	20,121
Life Sciences Tools & Services — 1.7%
Thermo Fisher Scientific, Inc.	16	8,312
Machinery — 1.6%
PACCAR, Inc.	79	7,650
Oil, Gas & Consumable Fuels — 1.7%
Exxon Mobil Corp.	75	8,360
Road & Rail — 5.7%
Canadian Pacific Railway Ltd. (Canada)	254	18,918
Union Pacific Corp. (a)	43	8,499
		27,417
Semiconductors & Semiconductor Equipment — 4.9%
NXP Semiconductors NV (China)	161	23,489
Software — 6.9%
Microsoft Corp. (a)	80	18,515
Zscaler, Inc. *	94	14,545
		33,060
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 1.8%
AutoZone, Inc. *	2	5,382
O'Reilly Automotive, Inc. *	4	3,039
		8,421
Total Common Stocks (Cost $252,284)		269,216
Exchange-Traded Funds — 4.7%
U.S. Equity — 4.7%
SPDR S&P 500 ETF Trust(Cost $22,132)	59	22,826
Short-Term Investments — 36.6%
Investment Companies — 36.6%
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (b) (c)(Cost $176,262)	176,245	176,262
Total Long Positions (Cost $450,678)		468,304
Short Positions — (31.1)%
Common Stocks — (27.9)%
Air Freight & Logistics — (0.8)%
FedEx Corp.	(25)	(3,966)
Automobiles — (1.9)%
Ford Motor Co.	(227)	(3,031)
General Motors Co.	(82)	(3,197)
Harley-Davidson, Inc.	(69)	(2,986)
		(9,214)
Building Products — (0.7)%
A O Smith Corp.	(59)	(3,264)
Chemicals — (1.2)%
Celanese Corp.	(14)	(1,303)
Dow, Inc.	(62)	(2,896)
Westlake Corp.	(17)	(1,684)
		(5,883)
Communications Equipment — (1.0)%
Cisco Systems, Inc.	(111)	(5,027)
Consumer Finance — (1.8)%
Ally Financial, Inc.	(163)	(4,484)
Capital One Financial Corp.	(9)	(1,001)
Synchrony Financial	(84)	(2,984)
		(8,469)
Entertainment — (0.7)%
Roku, Inc. *	(59)	(3,269)
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Specialty Funds	9

JPMorgan Opportunistic Equity Long/Short Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Food Products — (0.8)%
Mondelez International, Inc., Class A	(63)	(3,865)
Health Care Providers & Services — (0.7)%
CVS Health Corp.	(13)	(1,210)
Henry Schein, Inc. *	(29)	(2,015)
		(3,225)
Household Products — (1.2)%
Kimberly-Clark Corp.	(21)	(2,537)
Procter & Gamble Co. (The)	(24)	(3,267)
		(5,804)
IT Services — (0.7)%
Okta, Inc. *	(59)	(3,337)
Professional Services — (0.3)%
ManpowerGroup, Inc.	(20)	(1,568)
Road & Rail — (6.5)%
JB Hunt Transport Services, Inc.	(7)	(1,217)
Knight-Swift Transportation Holdings, Inc.	(61)	(2,905)
Old Dominion Freight Line, Inc.	(64)	(17,668)
Saia, Inc. *	(24)	(4,825)
XPO Logistics, Inc. *	(89)	(4,590)
		(31,205)
Semiconductors & Semiconductor Equipment — (1.0)%
Intel Corp.	(177)	(5,033)
Specialty Retail — (1.5)%
Signet Jewelers Ltd.	(107)	(6,968)
Technology Hardware, Storage & Peripherals — (6.6)%
Apple, Inc.	(199)	(30,570)
Western Digital Corp. *	(30)	(1,040)
		(31,610)
INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — (0.5)%
Tapestry, Inc.	(77)	(2,454)
Total Common Stocks (Proceeds $(129,779))		(134,161)
Exchange-Traded Funds — (3.2)%
U.S. Equity — (3.2)%
iShares Semiconductor ETF (Proceeds $(15,586))	(48)	(15,572)
Total Short Positions (Proceeds $(145,365))		(149,733)
Total Investments — 66.2% (Cost $305,313)		318,571
Other Assets Less Liabilities — 33.8%		162,435
Net Assets — 100.0%		481,006

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
SPDR	Standard & Poor's Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $64,171 and $146,489, respectively.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Specialty Funds	October 31, 2022

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 98.9%
Common Stocks — 68.6%
Aerospace & Defense — 3.1%
Howmet Aerospace, Inc.	44	1,576
Northrop Grumman Corp.	2	1,217
Raytheon Technologies Corp.	15	1,417
Textron, Inc.	4	240
TransDigm Group, Inc.	1	478
		4,928
Air Freight & Logistics — 0.3%
FedEx Corp.	—	56
United Parcel Service, Inc., Class B	3	491
		547
Auto Components — 0.3%
Aptiv plc *	2	138
Lear Corp.	1	163
Magna International, Inc. (Canada)	3	181
		482
Automobiles — 0.2%
Rivian Automotive, Inc., Class A *	7	246
Banks — 2.1%
Bank of America Corp.	2	76
Fifth Third Bancorp	27	962
Truist Financial Corp.	14	625
Wells Fargo & Co. (a)	38	1,730
		3,393
Beverages — 1.5%
Coca-Cola Co. (The)	7	401
Constellation Brands, Inc., Class A	1	245
Keurig Dr Pepper, Inc.	3	127
Monster Beverage Corp. *	11	1,040
PepsiCo, Inc.	4	627
		2,440
Biotechnology — 5.2%
AbbVie, Inc. (a)	13	1,959
Biogen, Inc. *	6	1,637
BioMarin Pharmaceutical, Inc. *	11	989
Neurocrine Biosciences, Inc. *	3	383
Regeneron Pharmaceuticals, Inc. *	2	1,309
Sarepta Therapeutics, Inc. *	6	633
Vertex Pharmaceuticals, Inc. * (a)	4	1,308
		8,218
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.8%
Trane Technologies plc	8	1,299
Capital Markets — 3.3%
Ameriprise Financial, Inc.	—	128
Charles Schwab Corp. (The)	16	1,305
CME Group, Inc.	6	971
Morgan Stanley	1	86
Raymond James Financial, Inc.	10	1,204
S&P Global, Inc.	4	1,240
State Street Corp.	4	263
		5,197
Chemicals — 1.2%
Air Products and Chemicals, Inc. (a)	1	267
DuPont de Nemours, Inc. (a)	6	350
Eastman Chemical Co. (a)	2	144
Linde plc (United Kingdom)	1	342
PPG Industries, Inc.	1	92
Sherwin-Williams Co. (The)	3	638
		1,833
Commercial Services & Supplies — 1.0%
Republic Services, Inc.	2	314
Waste Connections, Inc.	9	1,199
		1,513
Construction Materials — 0.4%
Martin Marietta Materials, Inc.	1	501
Vulcan Materials Co.	1	160
		661
Consumer Finance — 0.5%
American Express Co. (a)	6	847
Electric Utilities — 1.7%
Exelon Corp. (a)	24	909
PG&E Corp. *	72	1,073
Xcel Energy, Inc.	11	752
		2,734
Electrical Equipment — 0.5%
Eaton Corp. plc	6	822
Electronic Equipment, Instruments & Components — 1.1%
Corning, Inc.	10	315
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Specialty Funds	11

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Electronic Equipment, Instruments & Components — continued
Keysight Technologies, Inc. *	6	1,067
Mobileye Global, Inc., Class A (Israel) *	11	298
		1,680
Energy Equipment & Services — 0.5%
Baker Hughes Co.	27	749
Entertainment — 2.2%
Endeavor Group Holdings, Inc., Class A * (a)	65	1,410
Netflix, Inc. * (a)	4	1,136
Take-Two Interactive Software, Inc. *	3	409
Warner Music Group Corp., Class A	20	512
		3,467
Equity Real Estate Investment Trusts (REITs) — 1.8%
American Homes 4 Rent, Class A	7	234
Host Hotels & Resorts, Inc.	3	58
Kimco Realty Corp.	7	144
Prologis, Inc.	8	890
SBA Communications Corp.	1	237
Sun Communities, Inc.	4	593
UDR, Inc.	9	349
Ventas, Inc.	6	215
WP Carey, Inc.	1	84
		2,804
Food & Staples Retailing — 0.2%
Costco Wholesale Corp.	1	251
Food Products — 0.4%
Hershey Co. (The)	3	631
Mondelez International, Inc., Class A	1	78
		709
Health Care Equipment & Supplies — 0.8%
Boston Scientific Corp. *	21	874
Intuitive Surgical, Inc. *	1	312
Zimmer Biomet Holdings, Inc.	1	109
		1,295
Health Care Providers & Services — 2.0%
Centene Corp. *	6	476
CVS Health Corp. (a)	7	697
Humana, Inc.	1	710
UnitedHealth Group, Inc. (a)	2	1,238
		3,121
INVESTMENTS	SHARES (000)	VALUE ($000)

Hotels, Restaurants & Leisure — 2.2%
Booking Holdings, Inc. *	—	256
Chipotle Mexican Grill, Inc. *	1	926
Hilton Worldwide Holdings, Inc.	1	156
Marriott International, Inc., Class A	2	396
McDonald's Corp.	4	955
Yum! Brands, Inc. (a)	7	874
		3,563
Household Products — 0.2%
Colgate-Palmolive Co.	4	324
Industrial Conglomerates — 1.2%
Honeywell International, Inc. (a)	10	1,950
Insurance — 2.3%
Globe Life, Inc.	14	1,593
Progressive Corp. (The) (a)	16	2,053
		3,646
Interactive Media & Services — 0.7%
Meta Platforms, Inc., Class A * (a)	11	1,041
Internet & Direct Marketing Retail — 1.4%
Amazon.com, Inc. * (a)	21	2,149
DoorDash, Inc., Class A *	1	31
		2,180
IT Services — 3.6%
Affirm Holdings, Inc. *	23	458
Automatic Data Processing, Inc.	1	165
Fiserv, Inc. *	3	320
FleetCor Technologies, Inc. *	5	907
Mastercard, Inc., Class A (a)	9	3,011
WEX, Inc. *	5	894
		5,755
Life Sciences Tools & Services — 1.0%
Danaher Corp.	3	807
Thermo Fisher Scientific, Inc. (a)	2	729
		1,536
Machinery — 2.3%
Deere & Co. (a)	5	1,917
Dover Corp.	7	929
Ingersoll Rand, Inc.	15	759
		3,605
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Specialty Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Media — 1.0%
Charter Communications, Inc., Class A *	1	490
Comcast Corp., Class A	5	156
Liberty Media Corp.-Liberty SiriusXM, Class A *	24	1,000
		1,646
Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	10	324
Multiline Retail — 0.5%
Dollar General Corp.	3	746
Multi-Utilities — 1.8%
Ameren Corp. (a)	16	1,247
Dominion Energy, Inc.	13	931
Sempra Energy	4	639
		2,817
Oil, Gas & Consumable Fuels — 2.7%
ConocoPhillips	8	928
Coterra Energy, Inc.	21	657
Diamondback Energy, Inc.	6	959
EOG Resources, Inc.	5	694
Exxon Mobil Corp.	2	252
HF Sinclair Corp.	4	251
Kinder Morgan, Inc.	25	457
		4,198
Pharmaceuticals — 1.0%
Bristol-Myers Squibb Co. (a)	15	1,185
Elanco Animal Health, Inc. *	26	339
		1,524
Professional Services — 1.1%
Booz Allen Hamilton Holding Corp.	5	612
Leidos Holdings, Inc. (a)	12	1,202
		1,814
Road & Rail — 1.8%
Canadian National Railway Co. (Canada)	2	268
CSX Corp.	12	342
Knight-Swift Transportation Holdings, Inc.	3	158
Norfolk Southern Corp.	3	598
Uber Technologies, Inc. * (a)	36	962
Union Pacific Corp.	3	541
		2,869
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 6.4%
Advanced Micro Devices, Inc. * (a)	20	1,228
Analog Devices, Inc.	4	592
ASML Holding NV (Registered), NYRS (Netherlands)	3	1,337
Lam Research Corp. (a)	5	1,968
Marvell Technology, Inc.	4	159
NXP Semiconductors NV (China)	19	2,728
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	10	592
Teradyne, Inc.	19	1,573
		10,177
Software — 2.3%
Coupa Software, Inc. *	4	208
DocuSign, Inc. *	1	69
Intuit, Inc. (a)	5	2,056
Microsoft Corp.	2	363
Roper Technologies, Inc.	2	763
Workday, Inc., Class A *	1	237
		3,696
Specialty Retail — 1.8%
AutoZone, Inc. *	—	615
Best Buy Co., Inc.	5	328
Burlington Stores, Inc. *	2	318
Lowe's Cos., Inc.	4	736
O'Reilly Automotive, Inc. * (a)	1	892
		2,889
Technology Hardware, Storage & Peripherals — 1.0%
Seagate Technology Holdings plc	30	1,511
Wireless Telecommunication Services — 1.0%
T-Mobile US, Inc. *	10	1,586
Total Common Stocks (Cost $98,884)		108,633
Short-Term Investments — 30.3%
Investment Companies — 19.6%
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (b) (c)(Cost $30,959)	30,958	30,961
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Specialty Funds	13

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations—10.7%
U.S. Treasury Bills
3.62%, 12/20/2022(d)	1	1
3.91%, 1/12/2023(d)	8,570	8,503
3.97%, 1/26/2023(d)	8,585	8,503
Total U.S. Treasury Obligations (Cost $17,009)		17,007
Total Short-Term Investments (Cost $47,968)		47,968
Total Long Positions (Cost $146,852)		156,601
	SHARES (000)
Short Positions — (66.1)%
Common Stocks — (66.1)%
Aerospace & Defense — (2.5)%
Boeing Co. (The) *	(12)	(1,679)
General Dynamics Corp.	(2)	(332)
Hexcel Corp.	(3)	(181)
Huntington Ingalls Industries, Inc.	(4)	(1,094)
Lockheed Martin Corp.	(1)	(619)
		(3,905)
Air Freight & Logistics — (0.8)%
CH Robinson Worldwide, Inc.	(12)	(1,146)
Expeditors International of Washington, Inc.	(1)	(133)
		(1,279)
Auto Components — (0.7)%
Autoliv, Inc. (Sweden)	(7)	(530)
BorgWarner, Inc.	(17)	(656)
		(1,186)
Automobiles — (0.1)%
Harley-Davidson, Inc.	(3)	(111)
Banks — (2.9)%
Citizens Financial Group, Inc.	(11)	(467)
Comerica, Inc.	(9)	(603)
First Republic Bank	(7)	(856)
Huntington Bancshares, Inc.	(67)	(1,017)
KeyCorp	(53)	(949)
PNC Financial Services Group, Inc. (The)	(4)	(661)
		(4,553)
INVESTMENTS	SHARES (000)	VALUE ($000)

Beverages — (0.5)%
Brown-Forman Corp., Class B	(2)	(146)
Molson Coors Beverage Co., Class B	(12)	(585)
		(731)
Biotechnology — (2.9)%
Amgen, Inc.	(4)	(1,157)
Gilead Sciences, Inc.	(20)	(1,601)
Moderna, Inc. *	(12)	(1,756)
		(4,514)
Building Products — (1.7)%
Allegion plc	(9)	(982)
Johnson Controls International plc	(27)	(1,532)
Lennox International, Inc.	—	(103)
Masco Corp.	(3)	(125)
		(2,742)
Capital Markets — (2.3)%
Franklin Resources, Inc.	(38)	(896)
Goldman Sachs Group, Inc. (The)	(1)	(348)
Moody's Corp.	(2)	(440)
Nasdaq, Inc.	(8)	(484)
Northern Trust Corp.	(8)	(676)
T. Rowe Price Group, Inc.	(7)	(810)
		(3,654)
Chemicals — (0.9)%
Celanese Corp.	(3)	(258)
Dow, Inc.	(10)	(467)
Ecolab, Inc.	—	(32)
LyondellBasell Industries NV, Class A	(4)	(339)
Westlake Corp.	(3)	(291)
		(1,387)
Commercial Services & Supplies — (0.1)%
Waste Management, Inc.	(1)	(216)
Communications Equipment — (1.1)%
Cisco Systems, Inc.	(30)	(1,374)
Juniper Networks, Inc.	(14)	(429)
		(1,803)
Consumer Finance — (0.9)%
Capital One Financial Corp.	(11)	(1,185)
Synchrony Financial	(8)	(266)
		(1,451)
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Specialty Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Containers & Packaging — (0.7)%
AptarGroup, Inc.	(4)	(380)
International Paper Co.	(13)	(428)
Packaging Corp. of America	(1)	(97)
Silgan Holdings, Inc.	(3)	(152)
		(1,057)
Diversified Financial Services — (0.3)%
Voya Financial, Inc.	(7)	(464)
Diversified Telecommunication Services — (0.8)%
AT&T, Inc.	(30)	(552)
Lumen Technologies, Inc.	(80)	(588)
Verizon Communications, Inc.	(4)	(134)
		(1,274)
Electric Utilities — (2.8)%
American Electric Power Co., Inc.	(11)	(935)
Duke Energy Corp.	(12)	(1,103)
Edison International	(16)	(953)
Eversource Energy	(5)	(403)
FirstEnergy Corp.	(3)	(126)
Pinnacle West Capital Corp.	(8)	(514)
PPL Corp.	(14)	(374)
Southern Co. (The)	(1)	(55)
		(4,463)
Electrical Equipment — (0.7)%
Acuity Brands, Inc.	(3)	(560)
Hubbell, Inc.	(2)	(396)
Sensata Technologies Holding plc	(2)	(95)
		(1,051)
Energy Equipment & Services — (0.2)%
Schlumberger NV	(5)	(263)
Entertainment — (1.2)%
AMC Entertainment Holdings, Inc., Class A *	(30)	(198)
Electronic Arts, Inc.	(5)	(611)
ROBLOX Corp., Class A *	(25)	(1,113)
Warner Bros Discovery, Inc. *	—	—
		(1,922)
Equity Real Estate Investment Trusts (REITs) — (2.3)%
AvalonBay Communities, Inc.	—	(78)
Digital Realty Trust, Inc.	(4)	(413)
Extra Space Storage, Inc.	(2)	(431)
INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
Iron Mountain, Inc.	(17)	(844)
National Retail Properties, Inc.	(2)	(77)
Orion Office REIT, Inc.	—	—
Prologis, Inc.	—	—
Simon Property Group, Inc.	(10)	(1,059)
SL Green Realty Corp.	(15)	(574)
Vornado Realty Trust	(6)	(142)
		(3,618)
Food & Staples Retailing — (4.1)%
Kroger Co. (The)	(59)	(2,775)
Sysco Corp.	(9)	(812)
Walgreens Boots Alliance, Inc.	(29)	(1,043)
Walmart, Inc.	(13)	(1,928)
		(6,558)
Food Products — (1.6)%
Campbell Soup Co.	(15)	(762)
Conagra Brands, Inc.	(10)	(361)
General Mills, Inc.	(7)	(589)
Kellogg Co.	(8)	(639)
Kraft Heinz Co. (The)	(7)	(260)
		(2,611)
Gas Utilities — (0.4)%
National Fuel Gas Co.	(10)	(654)
Health Care Equipment & Supplies — (0.7)%
Stryker Corp.	(5)	(1,054)
Health Care Providers & Services — (0.7)%
Henry Schein, Inc. *	(14)	(962)
Quest Diagnostics, Inc.	(2)	(202)
		(1,164)
Household Durables — (0.4)%
Mohawk Industries, Inc. *	(4)	(362)
NVR, Inc. *	—	(182)
PulteGroup, Inc.	(3)	(131)
		(675)
Household Products — (0.4)%
Clorox Co. (The)	(5)	(713)
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Specialty Funds	15

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Industrial Conglomerates — (2.4)%
3M Co.	(13)	(1,612)
General Electric Co.	(27)	(2,127)
		(3,739)
Insurance — (2.4)%
Allstate Corp. (The)	(7)	(855)
Chubb Ltd.	(1)	(178)
Hartford Financial Services Group, Inc. (The)	(5)	(342)
Marsh & McLennan Cos., Inc.	(1)	(235)
Principal Financial Group, Inc.	(15)	(1,331)
Ryan Specialty Holdings, Inc., Class A *	(9)	(424)
WR Berkley Corp.	(6)	(444)
		(3,809)
Interactive Media & Services — (0.3)%
Alphabet, Inc., Class A *	(3)	(316)
Alphabet, Inc., Class C *	(3)	(237)
		(553)
Internet & Direct Marketing Retail — (0.5)%
eBay, Inc.	(18)	(731)
IT Services — (2.4)%
Cognizant Technology Solutions Corp., Class A	(11)	(685)
DXC Technology Co. *	(1)	(34)
Global Payments, Inc.	(6)	(674)
Jack Henry & Associates, Inc.	(1)	(217)
Paychex, Inc.	(3)	(312)
Shopify, Inc. (Canada), Class A *	(20)	(686)
Western Union Co. (The)	(87)	(1,183)
		(3,791)
Life Sciences Tools & Services — (0.8)%
Agilent Technologies, Inc.	(4)	(540)
PerkinElmer, Inc.	(1)	(108)
Waters Corp. *	(2)	(690)
		(1,338)
Machinery — (3.2)%
Caterpillar, Inc.	(2)	(516)
Donaldson Co., Inc.	(16)	(945)
IDEX Corp.	(5)	(1,081)
Illinois Tool Works, Inc.	(4)	(806)
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued
PACCAR, Inc.	(7)	(641)
Stanley Black & Decker, Inc.	(14)	(1,117)
		(5,106)
Media — (3.2)%
Interpublic Group of Cos., Inc. (The)	(30)	(904)
Omnicom Group, Inc.	(30)	(2,155)
Paramount Global, Class B	(73)	(1,334)
Sirius XM Holdings, Inc.	(118)	(715)
		(5,108)
Multi-Utilities — (0.8)%
Consolidated Edison, Inc.	(8)	(700)
WEC Energy Group, Inc.	(6)	(565)
		(1,265)
Oil, Gas & Consumable Fuels — (1.8)%
Devon Energy Corp.	(8)	(627)
Enbridge, Inc. (Canada)	(14)	(549)
Hess Corp.	(9)	(1,305)
Pioneer Natural Resources Co.	(2)	(384)
		(2,865)
Pharmaceuticals — (2.9)%
Catalent, Inc. *	(4)	(252)
Eli Lilly & Co.	(2)	(851)
Johnson & Johnson	(4)	(650)
Merck & Co., Inc.	(12)	(1,181)
Pfizer, Inc.	(16)	(756)
Zoetis, Inc.	(5)	(839)
		(4,529)
Professional Services — (1.1)%
Equifax, Inc.	(4)	(737)
TransUnion	(7)	(413)
Verisk Analytics, Inc.	(3)	(563)
		(1,713)
Road & Rail — (0.6)%
Canadian Pacific Railway Ltd. (Canada)	(1)	(50)
Heartland Express, Inc.	(21)	(322)
JB Hunt Transport Services, Inc.	(2)	(314)
Werner Enterprises, Inc.	(5)	(204)
		(890)
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Specialty Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Semiconductors & Semiconductor Equipment — (2.5)%
Intel Corp.	(46)	(1,315)
Microchip Technology, Inc.	(14)	(865)
QUALCOMM, Inc.	(11)	(1,262)
Skyworks Solutions, Inc.	(6)	(487)
		(3,929)
Software — (1.3)%
Ceridian HCM Holding, Inc. *	(12)	(826)
Oracle Corp.	(1)	(91)
Paycom Software, Inc. *	(3)	(896)
Salesforce, Inc. *	(2)	(256)
		(2,069)
Specialty Retail — (0.3)%
CarMax, Inc. *	(4)	(225)
Williams-Sonoma, Inc.	(1)	(179)
		(404)
Technology Hardware, Storage & Peripherals — (4.3)%
Apple, Inc.	(26)	(4,047)
Dell Technologies, Inc., Class C	(6)	(249)
Hewlett Packard Enterprise Co.	(49)	(694)
HP, Inc.	(18)	(495)
NetApp, Inc.	(18)	(1,214)
Xerox Holdings Corp.	(5)	(77)
		(6,776)
Textiles, Apparel & Luxury Goods — (0.2)%
VF Corp.	(12)	(340)
INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — (0.4)%
Fastenal Co.	(12)	(558)
Total Common Stocks (Proceeds $(110,785))		(104,586)
Total Short Positions (Proceeds $(110,785))		(104,586)
Total Investments — 32.8% (Cost $36,067)		52,015
Other Assets Less Liabilities — 67.2%		106,331
Net Assets — 100.0%		158,346

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
NYRS	New York Registry Shares

*	Non-income producing security.
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $19,759 and $105,856, respectively.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.
(d)	The rate shown is the effective yield as of October 31, 2022.
Futures contracts outstanding as of October 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
S&P 500 E-Mini Index	(3)	12/16/2022	USD	(582)	(1)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Specialty Funds	17

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2022
(Amounts in thousands, except per share amounts)

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$292,042	$125,640
Investments in affiliates, at value	176,262	30,961
Cash	2	—
Deposits at broker for futures contracts	—	210
Deposits at broker for securities sold short	146,489	105,856
Receivables:
Investment securities sold	18,766	3,293
Fund shares sold	230	244
Interest from non-affiliates	235	206
Dividends from non-affiliates	—	59
Dividends from affiliates	380	141
Variation margin on futures contracts	—	11
Total Assets	634,406	266,621
LIABILITIES:
Payables:
Securities sold short, at value	149,733	104,586
Dividend expense to non-affiliates on securities sold short	139	58
Investment securities purchased	1,233	3,365
Fund shares redeemed	1,614	105
Accrued liabilities:
Investment advisory fees	457	33
Administration fees	30	7
Distribution fees	7	5
Service fees	60	31
Custodian and accounting fees	7	8
Other	120	77
Total Liabilities	153,400	108,275
Net Assets	$481,006	$158,346
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Specialty Funds	October 31, 2022

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$525,885	$177,209
Total distributable earnings (loss)	(44,879)	(18,863)
Total Net Assets	$481,006	$158,346
Net Assets:
Class A	$14,837	$19,898
Class C	4,799	1,476
Class I	265,338	136,972
Class R6	196,032	—
Total	$481,006	$158,346
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	854	1,647
Class C	290	137
Class I	14,930	10,570
Class R6	10,800	—
Net Asset Value (a):
Class A — Redemption price per share	$17.38	$12.08
Class C — Offering price per share (b)	16.56	10.74
Class I — Offering and redemption price per share	17.77	12.96
Class R6 — Offering and redemption price per share	18.15	—
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$18.34	$12.75
Cost of investments in non-affiliates	$274,416	$115,893
Cost of investments in affiliates	176,262	30,959
Proceeds from securities sold short	145,365	110,785

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Specialty Funds	19

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2022
(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$10
Interest income from affiliates	9	4
Interest income from non-affiliates on securities sold short	1,003	646
Dividend income from non-affiliates	3,716	1,307
Dividend income from affiliates	2,471	442
Total investment income	7,199	2,409
EXPENSES:
Investment advisory fees	7,486	429
Administration fees	468	92
Distribution fees:
Class A	63	48
Class C	44	9
Service fees:
Class A	63	48
Class C	15	3
Class I	839	256
Custodian and accounting fees	41	41
Interest expense to affiliates	—(a)	—
Professional fees	90	63
Trustees’ and Chief Compliance Officer’s fees	27	26
Printing and mailing costs	68	4
Registration and filing fees	81	43
Transfer agency fees (See Note 2.I.)	19	6
Dividend expense to non-affiliates on securities sold short	3,898	2,219
Other	45	16
Total expenses	13,247	3,303
Less fees waived	(421)	(225)
Net expenses	12,826	3,078
Net investment income (loss)	(5,627)	(669)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Specialty Funds	October 31, 2022

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(17,275)	$2,645
Investments in affiliates	(90)	(14)
Options purchased	(72)	—
Futures contracts	—	(367)
Securities sold short	(14,308)	(1,423)
Net realized gain (loss)	(31,745)	841
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(88,697)	(13,499)
Investments in affiliates	—(a)	(1)
Options purchased	(21)	—
Futures contracts	—	6
Securities sold short	(4,487)	10,054
Change in net unrealized appreciation/depreciation	(93,205)	(3,440)
Net realized/unrealized gains (losses)	(124,950)	(2,599)
Change in net assets resulting from operations	$(130,577)	$(3,268)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Specialty Funds	21

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(5,627)	$(11,007)	$(669)	$(1,566)
Net realized gain (loss)	(31,745)	78,034	841	5,737
Change in net unrealized appreciation/depreciation	(93,205)	42,356	(3,440)	(2,033)
Change in net assets resulting from operations	(130,577)	109,383	(3,268)	2,138
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,030)	(918)	—	(1,124)
Class C	(702)	(222)	—	(159)
Class I	(38,675)	(10,347)	—	(6,901)
Class R6	(29,311)	(9,883)	—	—
Total distributions to shareholders	(71,718)	(21,370)	—	(8,184)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(62,353)	172,125	69,424	(43,203)
NET ASSETS:
Change in net assets	(264,648)	260,138	66,156	(49,249)
Beginning of period	745,654	485,516	92,190	141,439
End of period	$481,006	$745,654	$158,346	$92,190
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Specialty Funds	October 31, 2022

	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,909	$16,519	$8,418	$6,793
Distributions reinvested	2,956	913	—	1,075
Cost of shares redeemed	(14,110)	(11,337)	(4,824)	(8,506)
Change in net assets resulting from Class A capital transactions	(7,245)	6,095	3,594	(638)
Class C
Proceeds from shares issued	516	2,019	521	417
Distributions reinvested	692	218	—	159
Cost of shares redeemed	(1,555)	(537)	(218)	(1,175)
Change in net assets resulting from Class C capital transactions	(347)	1,700	303	(599)
Class I
Proceeds from shares issued	159,788	242,796	119,488	41,158
Distributions reinvested	38,027	10,199	—	6,758
Cost of shares redeemed	(221,285)	(124,700)	(53,961)	(89,882)
Change in net assets resulting from Class I capital transactions	(23,470)	128,295	65,527	(41,966)
Class R6
Proceeds from shares issued	71,118	76,310	—	—
Distributions reinvested	6,999	2,265	—	—
Cost of shares redeemed	(109,408)	(42,540)	—	—
Change in net assets resulting from Class R6 capital transactions	(31,291)	36,035	—	—
Total change in net assets resulting from capital transactions	$(62,353)	$172,125	$69,424	$(43,203)
SHARE TRANSACTIONS:
Class A
Issued	188	742	683	559
Reinvested	139	43	—	90
Redeemed	(764)	(512)	(395)	(689)
Change in Class A Shares	(437)	273	288	(40)
Class C
Issued	27	94	48	37
Reinvested	34	11	—	15
Redeemed	(82)	(25)	(20)	(109)
Change in Class C Shares	(21)	80	28	(57)
Class I
Issued	7,897	10,786	9,115	3,149
Reinvested	1,747	471	—	532
Redeemed	(11,277)	(5,539)	(4,127)	(6,877)
Change in Class I Shares	(1,633)	5,718	4,988	(3,196)
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Specialty Funds	23

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
SHARE TRANSACTIONS: (continued)
Class R6
Issued	3,442	3,324	—	—
Reinvested	315	103	—	—
Redeemed	(5,591)	(1,866)	—	—
Change in Class R6 Shares	(1,834)	1,561	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Specialty Funds	October 31, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

25

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Year Ended October 31, 2022	$23.65	$(0.25)	$(3.70)	$(3.95)	$—	$(2.32)	$(2.32)
Year Ended October 31, 2021	20.54	(0.46)	4.46	4.00	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.34	(0.29)	3.49	3.20	—	—	—
Year Ended October 31, 2019	18.22	—(f)	(0.55)	(0.55)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.13	(0.21)	0.53	0.32	—	(0.23)	(0.23)
Class C
Year Ended October 31, 2022	22.75	(0.32)	(3.55)	(3.87)	—	(2.32)	(2.32)
Year Ended October 31, 2021	19.88	(0.56)	4.32	3.76	—	(0.89)	(0.89)
Year Ended October 31, 2020	16.87	(0.39)	3.40	3.01	—	—	—
Year Ended October 31, 2019	17.83	(0.08)	(0.55)	(0.63)	—	(0.33)	(0.33)
Year Ended October 31, 2018	17.83	(0.29)	0.52	0.23	—	(0.23)	(0.23)
Class I
Year Ended October 31, 2022	24.08	(0.20)	(3.79)	(3.99)	—	(2.32)	(2.32)
Year Ended October 31, 2021	20.84	(0.42)	4.55	4.13	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.58	(0.27)	3.56	3.29	(0.03)	—	(0.03)
Year Ended October 31, 2019	18.43	0.07	(0.59)	(0.52)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.28	(0.16)	0.54	0.38	—	(0.23)	(0.23)
Class R6
Year Ended October 31, 2022	24.48	(0.15)	(3.86)	(4.01)	—	(2.32)	(2.32)
Year Ended October 31, 2021	21.13	(0.37)	4.61	4.24	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.83	(0.21)	3.59	3.38	(0.08)	—	(0.08)
Year Ended October 31, 2019	18.63	0.17	(0.64)	(0.47)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.44	(0.12)	0.54	0.42	—	(0.23)	(0.23)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	1.77%	1.82%	1.81%	1.79%	1.82%
Class C	2.27%	2.31%	2.32%	2.28%	2.32%
Class I	1.53%	1.57%	1.57%	1.53%	1.57%
Class R6	1.26%	1.31%	1.31%	1.29%	1.32%
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	1.83%	1.83%	1.86%	1.90%	1.90%
Class C	2.34%	2.32%	2.38%	2.39%	2.40%
Class I	1.59%	1.58%	1.61%	1.64%	1.65%
Class R6	1.33%	1.32%	1.35%	1.39%	1.38%

(e)	Interest expense on securities sold short is 0.21%.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Specialty Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(c)(d)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits (including dividend and interest expense for securities sold short)(d)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$17.38	(18.53)%	$14,837	2.40%	(1.26)%	2.46%	943%	1,864%
23.65	19.94	30,516	2.66(e)	(2.08)	2.67	548	1,013
20.54	18.45	20,914	2.28	(1.54)	2.33	511	1,058
17.34	(3.10)	19,352	2.25	0.00(g)	2.36	636	1,232
18.22	1.80	50,803	2.55	(1.11)	2.63	548	995

16.56	(18.95)	4,799	2.89	(1.71)	2.96	943	1,864
22.75	19.37	7,079	3.15(e)	(2.57)	3.16	548	1,013
19.88	17.84	4,596	2.79	(2.12)	2.85	511	1,058
16.87	(3.62)	2,599	2.74	(0.45)	2.85	636	1,232
17.83	1.32	3,544	3.05	(1.61)	3.13	548	995

17.77	(18.35)	265,338	2.15	(1.00)	2.21	943	1,864
24.08	20.28	398,771	2.41(e)	(1.84)	2.42	548	1,013
20.84	18.71	226,048	2.04	(1.38)	2.08	511	1,058
17.58	(2.89)	132,665	1.99	0.40	2.10	636	1,232
18.43	2.12	151,261	2.30	(0.87)	2.38	548	995

18.15	(18.11)	196,032	1.89	(0.73)	1.96	943	1,864
24.48	20.54	309,288	2.15(e)	(1.57)	2.16	548	1,013
21.13	19.01	233,958	1.78	(1.09)	1.82	511	1,058
17.83	(2.59)	164,419	1.75	0.91	1.85	636	1,232
18.63	2.32	56,436	2.05	(0.66)	2.11	548	995
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Specialty Funds	27

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Research Market Neutral Fund
Class A
Year Ended October 31, 2022	$12.41	$(0.10)	$(0.23)	$(0.33)	$—
Year Ended October 31, 2021	13.01	(0.21)	0.52	0.31	(0.91)
Year Ended October 31, 2020	13.11	(0.20)	1.59	1.39	(1.49)
Year Ended October 31, 2019	14.29	(0.04)	0.31	0.27	(1.45)
Year Ended October 31, 2018	14.69	(0.11)	0.10	(0.01)	(0.39)
Class C
Year Ended October 31, 2022	11.09	(0.14)	(0.21)	(0.35)	—
Year Ended October 31, 2021	11.77	(0.25)	0.48	0.23	(0.91)
Year Ended October 31, 2020	12.06	(0.23)	1.43	1.20	(1.49)
Year Ended October 31, 2019	13.32	(0.10)	0.29	0.19	(1.45)
Year Ended October 31, 2018	13.79	(0.17)	0.09	(0.08)	(0.39)
Class I
Year Ended October 31, 2022	13.28	(0.06)	(0.26)	(0.32)	—
Year Ended October 31, 2021	13.82	(0.20)	0.57	0.37	(0.91)
Year Ended October 31, 2020	13.80	(0.19)	1.70	1.51	(1.49)
Year Ended October 31, 2019	14.93	—(f)	0.32	0.32	(1.45)
Year Ended October 31, 2018	15.30	(0.07)	0.09	0.02	(0.39)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	0.92%	0.93%	1.08%	1.22%	1.22%
Class C	1.41%	1.43%	1.60%	1.73%	1.73%
Class I	0.65%	0.68%	0.76%	0.96%	0.96%
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	1.10%	1.16%	1.46%	1.62%	1.55%
Class C	1.60%	1.67%	1.95%	2.09%	2.02%
Class I	0.84%	0.89%	1.13%	1.32%	1.25%

(e)	Interest expense on securities sold short is 0.16%.
(f)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Specialty Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses (including dividend expense for securities sold short)(c)(d)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits (including dividend expense for securities sold short)(d)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$12.08	(2.66)%	$19,898	2.77%	(0.86)%	2.95%	100%	252%
12.41	2.72	16,867	2.99(e)	(1.77)	3.22	119	307
13.01	11.97	18,205	3.23	(1.57)	3.61	224	531
13.11	2.01	14,276	3.69	(0.26)	4.09	125	356
14.29	(0.01)	14,973	3.50	(0.73)	3.83	131	252

10.74	(3.16)	1,476	3.27	(1.31)	3.46	100	252
11.09	2.29	1,211	3.49(e)	(2.25)	3.73	119	307
11.77	11.36	1,949	3.75	(2.00)	4.10	224	531
12.06	1.52	3,731	4.20	(0.74)	4.56	125	356
13.32	(0.53)	6,155	4.01	(1.26)	4.30	131	252

12.96	(2.41)	136,972	2.45	(0.48)	2.64	100	252
13.28	3.01	74,112	2.74(e)	(1.50)	2.95	119	307
13.82	12.26	121,285	2.91	(1.42)	3.28	224	531
13.80	2.27	27,694	3.43	0.01	3.79	125	356
14.93	0.20	34,927	3.24	(0.47)	3.53	131	252
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Specialty Funds	29

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 2 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Opportunistic Equity Long/Short Fund	Class A, Class C, Class I and Class R6	Non-Diversified
JPMorgan Research Market Neutral Fund	Class A, Class C and Class I	Diversified
The investment objective of JPMorgan Opportunistic Equity Long/Short Fund (“Opportunistic Equity Long/Short Fund”) is to seek capital appreciation.
The investment objective of JPMorgan Research Market Neutral Fund (“Research Market Neutral Fund”) is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the Investment Company Act of 1940, the Board are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board  has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

30	J.P. Morgan Specialty Funds	October 31, 2022

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Funds are calculated on a valuation date.
Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.
Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Opportunistic Equity Long/Short Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$468,304	$—	$—	$468,304
Total Liabilities for Securities Sold Short (a)	$(149,733)	$—	$—	$(149,733)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Research Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$108,633	$—	$—	$108,633
Short-Term Investments
Investment Companies	30,961	—	—	30,961
U.S. Treasury Obligations	—	17,007	—	17,007
Total Short-Term Investments	30,961	17,007	—	47,968
Total Investments in Securities	$139,594	$17,007	$—	$156,601
Liabilities
Common Stocks	$(104,586)	$—	$—	$(104,586)
Total Liabilities for Securities Sold Short	$(104,586)	$—	$—	$(104,586)
Depreciation in Other Financial Instruments
Futures Contracts	$(1)	$—	$—	$(1)

October 31, 2022	J.P. Morgan Specialty Funds	31

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of October 31, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
The Funds did not lend out any securities during the year ended October 31, 2022.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Opportunistic Equity Long/Short Fund
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (a) (b)	$119,946	$2,529,517	$2,473,111	$(90)	$—(c)	$176,262	176,245	$2,471	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
(c)	Amount rounds to less than one thousand.

32	J.P. Morgan Specialty Funds	October 31, 2022

Research Market Neutral Fund
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (a) (b)	$9,752	$201,411	$180,187	$(14)	$(1)	$30,961	30,958	$442	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Derivatives  — The Funds used derivative instruments including options and futures contracts in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to effectively manage the long and short equity exposures in the portfolio, manage duration, sector and yield curve exposures and credit and spread volatility.
The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.
The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Funds.

October 31, 2022	J.P. Morgan Specialty Funds	33

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
Notes F(1) - F(2) below describe the various derivatives used by the Funds.
(1) Options — Opportunistic Equity Long/Short Fund purchased and/or sold ("wrote") put and call options on various instruments including currencies, futures, securities, options on indices and interest rate swaps ("swaptions") to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Fund's exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund's over-the-counter ("OTC") options are subject to master netting agreements.
As of October 31, 2022, there were no exchange-traded options held by the Fund.
The Fund may be required to post or receive collateral for OTC options. Cash collateral posted by the Fund is considered restricted.
(2) Futures Contracts — Research Market Neutral Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Fund also used index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

34	J.P. Morgan Specialty Funds	October 31, 2022

The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
Derivatives Volume
The table below discloses the volume of the Funds’ options and futures contracts activity during the year ended October 31, 2022. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
	Opportunistic Equity Long/ Short Fund	Research Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$—	$2,463
Average Notional Balance Short	—	(1,411)
Ending Notional Balance Short	—	(582)
Exchange-Traded Options:
Average Number of Contracts Purchased	44	—
The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.F.), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds.
The Funds' derivatives contracts held at October 31, 2022 are not accounted for as hedging instruments under GAAP.
G. Short Sales — Opportunistic Equity Long/Short Fund and Research Market Neutral Fund engaged in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.
The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Funds' custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.
The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Funds are obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.
The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.
As of October 31, 2022, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund had outstanding short sales as listed on their SOIs.
H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the

October 31, 2022	J.P. Morgan Specialty Funds	35

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
I. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2022 are as follows:
	Class A	Class C	Class I	Class R6	Total
Opportunistic Equity Long/Short Fund
Transfer agency fees	$1	$—(a)	$17	$1	$19
Research Market Neutral Fund
Transfer agency fees	3	—(a)	3	n/a	6

(a)	Amount rounds to less than one thousand.
J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of October 31, 2022, no liability for Federal income tax is required in the Funds'  financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Opportunistic Equity Long/Short Fund's and Research Market Neutral Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
K. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Opportunistic Equity Long/Short Fund	$(1,574)	$2,839	$(1,265)
Research Market Neutral Fund	(1,545)	1,565	(20)
The reclassifications for the Funds relate primarily to tax reclassifications on certain investments.

36	J.P. Morgan Specialty Funds	October 31, 2022

3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Opportunistic Equity Long/Short Fund	1.20%(1)
Research Market Neutral Fund	0.35

(1)	Effective November 1, 2022, the investment advisory fees changed to 1.05%.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in  Note 3.F.
B. Administration Fee  — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended October 31, 2022, the effective annualized rate for the Funds was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C
Opportunistic Equity Long/Short Fund	0.25%	0.75%
Research Market Neutral Fund	0.25	0.75
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Opportunistic Equity Long/Short Fund	$3	$—
Research Market Neutral Fund	—(a)	—

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trust, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I
Opportunistic Equity Long/Short Fund	0.25%	0.25%	0.25%
Research Market Neutral Fund	0.25	0.25	0.25
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.

October 31, 2022	J.P. Morgan Specialty Funds	37

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements— The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R6
Opportunistic Equity Long/Short Fund	1.85% (1)	2.35% (1)	1.60% (1)	1.35%(1)
Research Market Neutral Fund	0.95	1.45	0.69	n/a

(1)	Effective November 1, 2022, the contractual expense limitation changed to 1.35%, 1.85%, 1.10% and 1.05% for Class A, Class C, Class I, and Class R6, respectively.
The expense limitation agreements were in effect for the year ended October 31, 2022 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2023.
For the year ended October 31, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total
Opportunistic Equity Long/Short Fund	$2	$2	$2	$6
Research Market Neutral Fund	103	63	7	173
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2022 were as follows:

Opportunistic Equity Long/Short Fund	$414
Research Market Neutral Fund	51
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through October 31, 2022 the amount of these waivers were as follows:

Opportunistic Equity Long/Short Fund	$1
Research Market Neutral Fund	1
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board  designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

38	J.P. Morgan Specialty Funds	October 31, 2022

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended October 31, 2022, Research Market Neutral Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended October 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Opportunistic Equity Long/Short Fund	$3,691,442	$3,901,355	$3,641,372	$3,604,893
Research Market Neutral Fund	127,625	89,641	139,119	97,691
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Opportunistic Equity Long/Short Fund *	$323,867	$16,587	$21,883	$(5,296)
Research Market Neutral Fund *	42,881	20,435	11,302	9,133

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.
The tax character of distributions paid during the year ended October 31, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Opportunistic Equity Long/Short Fund	$45,818	$25,900	$71,718

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended October 31, 2021 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Opportunistic Equity Long/Short Fund	$17,977	$3,393	$21,370
Research Market Neutral Fund	1,657	6,527	8,184

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

October 31, 2022	J.P. Morgan Specialty Funds	39

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
As of October 31, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Opportunistic Equity Long/Short Fund	$(36,767)	$(5,296)
Research Market Neutral Fund	(27,620)	9,092
The cumulative timing differences primarily consist of tax adjustments on certain investments, late year loss deferrals and wash sale loss deferrals.
At October 31, 2022, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
Capital Loss Carryforward Character
Short-Term
Opportunistic Equity Long/Short Fund	$36,767
Research Market Neutral Fund	27,620*

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.
Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended October 31, 2022, the following Fund deferred to November 1, 2022 late year ordinary losses of:
Late Year Ordinary Loss Deferral

Opportunistic Equity Long/Short Fund	$2,783
Research Market Neutral Fund	288
During the year ended October 31, 2022, the following Fund utilized capital loss carryforwards as follows:
Capital Loss Utilized
Short-Term
Research Market Neutral Fund	$1,595
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II ("JPM II") and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended October 31, 2022.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This

40	J.P. Morgan Specialty Funds	October 31, 2022

Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change  in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.
The Funds did not utilize the Credit Facility during the year ended October 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of October 31, 2022, the Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Opportunistic Equity Long/Short Fund	4	68.4%
Research Market Neutral Fund	4	58.1
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.
Since Opportunistic Equity Long/Short Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.
As of October 31, 2022, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund pledged substantially all of their assets to Citigroup Global Markets, Inc. for securities sold short. For the Funds, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citigroup Global Markets, Inc.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private

October 31, 2022	J.P. Morgan Specialty Funds	41

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

42	J.P. Morgan Specialty Funds	October 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Opportunistic Equity Long/Short Fund and JPMorgan Research Market Neutral Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Opportunistic Equity Long/Short Fund and JPMorgan Research Market Neutral Fund (two of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the "Funds") as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes,and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 22, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

October 31, 2022	J.P. Morgan Specialty Funds	43

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	166	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	166	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	166	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	166
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	166	None

44	J.P. Morgan Specialty Funds	October 31, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	166	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	166
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	166
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	166	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	None

October 31, 2022	J.P. Morgan Specialty Funds	45

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	166
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	166	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	166	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (166 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.

46	J.P. Morgan Specialty Funds	October 31, 2022

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

October 31, 2022	J.P. Morgan Specialty Funds	47

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

48	J.P. Morgan Specialty Funds	October 31, 2022

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

October 31, 2022	J.P. Morgan Specialty Funds	49

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2022, and continued to hold your shares at the end of the reporting period, October 31, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Actual	$1,000.00	$933.90	$10.92	2.24%
Hypothetical	1,000.00	1,013.91	11.37	2.24
Class C
Actual	1,000.00	931.40	13.29	2.73
Hypothetical	1,000.00	1,011.44	13.84	2.73
Class I
Actual	1,000.00	934.80	9.66	1.98
Hypothetical	1,000.00	1,015.22	10.06	1.98
Class R6
Actual	1,000.00	936.00	8.44	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
JPMorgan Research Market Neutral Fund
Class A
Actual	1,000.00	1,000.80	12.76	2.53
Hypothetical	1,000.00	1,012.45	12.83	2.53
Class C
Actual	1,000.00	998.10	15.16	3.01
Hypothetical	1,000.00	1,010.03	15.25	3.01
Class I
Actual	1,000.00	1,002.30	11.15	2.21
Hypothetical	1,000.00	1,014.06	11.22	2.21

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

50	J.P. Morgan Specialty Funds	October 31, 2022

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (money market and alternative products, equity, and fixed income) met regularly throughout the year and at each meeting considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements. The Board also met for the specific purpose of considering annual renewals for investment advisory agreements. The Board held meetings on June 21-22, 2022 and August 9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreements for each Fund, whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser.  This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received, and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the
Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)
 The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management each of the Funds, including personnel changes, if any;
(iii)
The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
(iv)
Information about the structure and distribution strategy for each Fund and how it fits with the Trusts’ other fund offerings;
(v)
The administration services provided by the Adviser in its role as Administrator;

51

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
(vi)
 Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trusts and in the financial industry generally;
(vii)
The overall reputation and capabilities of the Adviser and its affiliates;
(viii)
The commitment of the Adviser to provide high quality service to the Funds;
(ix)
Their overall confidence in the Adviser’s integrity;
(x)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund; and
(xi)
The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Funds and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances).  The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody and fund accounting, and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain satisfactory relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the

52

Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Funds’ performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable  one-, three- and five-year periods. The Trustees reviewed a description of Broadridge methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant, and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Opportunistic Equity Long/Short Fund’s performance for Class A shares was in the third, second and second quintiles of the Peer Group, and in the third, second and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that the performance for Class I shares was in the fourth, third and first quintiles of the Peer Group, and in the third, second and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth, first and first quintiles of the Peer Group, and in the third, second and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Research Market Neutral Fund’s performance for Class A shares was in the third, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. Broadridge did not calculate quintile rankings for the Peer Group for Class A shares of this Fund due to the limited number of funds in the Peer Groups. The Trustees noted that the performance for

53

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
Class I shares was in the fifth, second and first quintiles of the Peer Group, and in the third, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum.  For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements.  The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Opportunistic Equity Long/Short Fund’s net advisory fee and actual total expenses for Class A shares were in the fourth and third quintiles, respectively, of both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the third and fourth quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the fourth quintile of both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the third and fourth quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first and second quintiles of the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Research Market Neutral Fund’s net advisory fee and actual total expenses for Class A shares were both in the first quintile of the Universe. Broadridge did not calculate quintile rankings for the Peer Group for Class A shares of this Fund due to the limited number of funds in the Peer Groups. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

54

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Long Term Capital Gain
The Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2022:
Long-Term Capital Gain Distribution
JPMorgan Opportunistic Equity Long/Short Fund	$25,900

October 31, 2022	J.P. Morgan Specialty Funds	55

56

Rev. January 2011

FACT	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds protect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. October 2022.
AN-SPEC-1022

Annual Report
J.P. Morgan International Equity Funds
October 31, 2022
JPMorgan Emerging Markets Equity Fund
JPMorgan Emerging Markets Research Enhanced Equity Fund
JPMorgan Europe Dynamic Fund
JPMorgan International Equity Fund
JPMorgan International Focus Fund
JPMorgan International Hedged Equity Fund
JPMorgan International Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
December 15, 2022 (Unaudited)
Dear Shareholder,
Global financial markets reflected turmoil in the global economy in 2022, stirred by sharply higher inflation, rising interest rates, sporadic pandemic disruptions and the widening impact of the Russia-Ukraine conflict. Prices for both equities and bonds tumbled during the first half of the year and remained under pressure through the end of October.

“While investors seek to adapt to the
current market environment, we
believe a well-diversified portfolio
and a patient outlook remain crucial
components of a successful invest-
ment approach.”
— Brian S. Shlissel

Emerging market equities underperformed both the U.S. and other developed equity markets amid economic weakness in China and slowing global demand during the period. Across Europe, the war in Ukraine set off an energy crisis as a result of reduced imports of natural gas from Russia. U.S. equity markets also fell in 2022, but surprisingly strong corporate earnings and consumer spending helped leading U.S. indexes to rebound from their lowest levels. For the twelve month period ended October 31, 2022, the MSCI Emerging Markets Index returned -31.0%, the MSCI EAFE Index returned -23.0% and the S&P 500 Index returned -14.6%.
Notably, some recent U.S. inflationary data has indicated signs of easing price pressures and U.S. economic output as measured by gross domestic product turned positive in the third quarter of 2022, following two consecutive quarters of negative growth. Though the U.S. economy has lost momentum in 2022, it has not yet fallen into recession. Meanwhile, as the potential for a rapid resolution to the war in Ukraine appears to have faded, the European Union and its largest constituent nations have moved to secure sufficient winter energy supplies while decreasing their dependence on imports of natural gas from Russia. In the U.K., a year-long political crisis was resolved with the accession of Rishi Sunak to prime minister in October 2022, which helped shore up the value of British pound and stabilize U.K. financial markets. China has eased some of the social restrictions under its “Zero Covid” policy and domestic equity indexes recently rose amid investor expectations that China’s economy may fully reopen in the coming months.
As 2022 comes to a close, financial markets are likely to remain volatile due to investor uncertainty regarding the outlook for inflation, interest rates and economic momentum. Increased geo-political tensions between Russia and Ukraine’s Western allies also remains a headwind for global financial markets.
Investors this year have confronted economic and financial market conditions not experienced in many years. While investors seek to adapt to the current market environment, we believe a well-diversified portfolio and a patient outlook remain crucial components of a successful investment approach. Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely yours,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

October 31, 2022	J.P. Morgan International Equity Funds	1

J.P. Morgan International Equity Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)
While developed market equities largely ended 2021 with positive returns, global prices for equities and bonds plummeted in 2022 amid accelerating inflation, rising interest rates, pandemic disruptions in China and the outbreak of conflict in Ukraine. Returns for both equity and bond markets broadly declined during the first half of 2022 and remained in negative territory through the end of October. Notably, global energy prices rose sharply in the first half of 2022 before receding somewhat in the third quarter.
In the EU, the war in Ukraine remained the focus of investors’ attention as energy supplies from Russia were constrained and the potential for a rapid resolution to the conflict receded. Both the EU and its individual constituent nations moved to build up reserves of natural gas and petroleum ahead of the winter months. By the end of October 2022, several European governments had sought to confront soaring inflation with spending plans to help households manage rising food and energy costs. The European Central Bank responded to the highest inflation rates in 40 years by sharply raising its policy interest rates in September 2022 and again in October. During the twelve month period, equity markets in Europe largely outperformed emerging markets equities but underperformed U.S. equity markets.
Political turmoil in the U.K. added to a weakening economic outlook that rattled financial markets and pushed the British pound to a 37-year low against the U.S. dollar. By late October 2022, the accession of Rishi Sunak to prime minister provided some support for both the pound and U.K. financial markets. The Bank of England was among the earliest developed market central banks to move to curb inflationary pressures, with an initial interest rate increase in December 2021, and seven more increases during the period.
Developed markets in the Asia-Pacific region also slumped during the period amid rising inflation, particularly soaring energy prices, and broad weakness in the semiconductors sector. Despite inflationary pressures, the Bank of Japan maintained its ultra-low interest rate policy. Meanwhile, equities in Hong Kong and Singapore largely underperformed other developed markets.
In the U.S., investors largely kept their focus on inflation data as indicators of short-term policy of the U.S. Federal Reserve. In mid-March 2022, the central bank initiated its first interest rate increase since late 2018, and then followed with four more rate raises by the end of September 2022. U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and dropped 0.6% in the second quarter before rebounding to a 2.6% increase in the third quarter. Consumer spending declined but remained somewhat better than investors expected. By the end of June 2022, U.S. equity prices had tumbled more than 20% from the start of the year, which is generally considered a bear market. However, prices rebounded somewhat by the end of October 2022.
Meanwhile, emerging markets equities and bonds slumped throughout the twelve months ended in October 2022. China was among the worst performers as the government’s “zero covid” policy led to strict lockdowns in several large cities, which weighed on the services sector in particular and on economic growth in general. China’s technology sector remained under pressure amid increased scrutiny of large technology companies by government regulators. Across emerging markets rising interest rates weighed on government spending and higher energy prices hurt markets of regions dependent on petroleum imports.
For the twelve months ended October 31, 2022, the S&P 500 Index returned -14.6%, the MSCI EAFE Index returned -23.0% and the MSCI Emerging Markets Index returned -31.0%.

2	J.P. Morgan International Equity Funds	October 31, 2022

JPMorgan Emerging Markets Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	(38.84)%
MSCI Emerging Markets Index (net total return)	(31.03)%
Net Assets as of 10/31/2022 (In Thousands)	$7,154,996
INVESTMENT OBJECTIVE**
The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares underperformed the MSCI Emerging Markets Index (the “Benchmark”) for the twelve months ended October 31, 2022.
The Fund’s security selection in the information technology and communication services sectors was a leading detractor from performance relative to the Benchmark. The Fund’s overweight position and security selection in the consumer staples sector and its security selection in the energy sector were leading contributors to relative performance.
By country, the Fund’s security selection in China and Taiwan were leading detractors from relative performance, while the Fund’s underweight position in Russia and overweight position in Indonesia were leading contributors to relative performance. The Fund liquidated its holdings in Russia following the imposition of multilateral economic sanctions in response to Russia’s invasion of Ukraine in late February 2022.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in Sea Ltd. and its overweight positions in Silergy Corp. and Taiwan Semiconductor Manufacturing Co. Shares of Sea, a Singapore-based internet and mobile platform provider, fell after Tencent Holdings Ltd. reduced its stake in the company. Shares of Silergy, a China-based semiconductor manufacturer, fell later in the period after the U.S. imposed tighter controls on technology exports to China’s semiconductor sector. Shares of Taiwan Semiconductor Manufacturing fell amid investor concerns that the company’s business could be hurt by tighter controls on U.S. technology exports to China.
Leading individual contributors to relative performance included the Fund’s overweight positions in HDFC Bank Ltd. and Walmart Inc. and its underweight position in Alibaba Group Holding Ltd. Shares of HDFC Bank, an Indian financial services company, rose amid consecutive quarters of earnings and revenue growth during the period. Shares of Walmart, a U.S. retail stores operator, rose amid investor expectations that company could better withstand a potential slowdown in consumer spending compare with some of its retail sector peers. Shares of Alibaba, a China-based online retail market platform operator, fell amid tighter regulations on Chinese technology companies and slower growth in China’s economy.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth.
As a result of this process, the Fund’s largest sector overweight allocations relative to the Benchmark during the period were in the information technology and financials sectors and its largest relative underweight allocations were in the materials and communication services sectors.
The Fund’s largest country overweight allocations relative to the Benchmark during the period were in India and Argentina and its largest relative underweight allocations were in Saudi
Arabia and South Korea.

October 31, 2022	J.P. Morgan International Equity Funds	3

JPMorgan Emerging Markets Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN POSITIONS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	6.9%
2.	Samsung Electronics Co. Ltd. (South Korea)	6.2
3.	Housing Development Finance Corp. Ltd. (India)	3.4
4.	MercadoLibre, Inc. (Brazil)	3.3
5.	HDFC Bank Ltd. (India)	3.3
6.	Tata Consultancy Services Ltd. (India)	2.7
7.	EPAM Systems, Inc.	2.6
8.	Bank Rakyat Indonesia Persero Tbk. PT (Indonesia)	2.6
9.	Kotak Mahindra Bank Ltd. (India)	2.6
10.	Tencent Holdings Ltd. (China)	2.5

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
India	24.9%
China	21.6
Taiwan	10.7
South Korea	8.6
Brazil	8.0
Hong Kong	5.7
Indonesia	5.1
Mexico	4.4
United States	3.7
South Africa	2.5
Portugal	1.4
Others (each less than 1.0%)	1.7
Short-Term Investments	1.7

4	J.P. Morgan International Equity Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge *		(42.26)%	(3.00)%	1.01%
Without Sales Charge		(39.06)	(1.94)	1.55
CLASS C SHARES	February 28, 2006
With CDSC **		(40.36)	(2.44)	1.15
Without CDSC		(39.36)	(2.44)	1.15
Class I SHARES	September 10, 2001	(38.91)	(1.70)	1.80
Class L SHARES	November 15, 1993	(38.84)	(1.60)	1.93
Class R2 SHARES	July 31, 2017	(39.24)	(2.24)	1.36
Class R3 SHARES	July 31, 2017	(39.08)	(1.99)	1.53
Class R4 SHARES	July 31, 2017	(38.93)	(1.75)	1.78
Class R5 SHARES	September 9, 2016	(38.86)	(1.61)	1.93
Class R6 SHARES	December 23, 2013	(38.78)	(1.50)	2.02

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/12 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.
Returns shown for Class R2 Shares and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.
Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund and the MSCI Emerging Markets Index (net total return) from October 31, 2012 to October 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI Emerging Markets Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

October 31, 2022	J.P. Morgan International Equity Funds	5

JPMorgan Emerging Markets Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. Morgan International Equity Funds	October 31, 2022

JPMorgan Emerging Markets Research Enhanced Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares) *	(32.48)%
MSCI Emerging Markets Index (net total return)	(31.03)%
Net Assets as of 10/31/2022 (In Thousands)	$2,650,568
INVESTMENT OBJECTIVE**
The JPMorgan Emerging Markets Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class R6 Shares underperformed the MSCI Emerging Markets Index  (the “Benchmark”) for the twelve months ended October 31, 2022.
By sector, the Fund’s security selection in the financials and health care sectors was a leading detractor form performance relative to the Benchmark. The Fund’s security selection in the communication services sector and its overweight position in the energy sector were leading contributors to relative performance.
By country, the Fund’s security selections in China and Taiwan were leading detractors from relative performance, while the Fund’s overweight positions in Brazil and Mexico were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in Saudi Arabian Mining Co. and Banco Bradesco S/A, and its overweight position in Sberbank. Shares of Saudi Arabian Mining, a metals and minerals producer not held in the Fund, rose amid general increase in global prices for commodities. Shares of Banco Bradesco, a Brazilian financial services company not held in the Fund, rose as investors sought value following a sell-off in the company’s shares in mid-July 2022. Shares of Sberbank, a Russian bank and financial services provider no longer held in the Fund, fell after the imposition of multilateral economic sanctions in response to Russia’s invasion of Ukraine in late February 2022.
Leading individual contributors to relative performance included the Fund’s underweight position in Yandex NV and its overweight positions in Petroleo Brasileiro SA (Petrobras) and
Alinma Bank. Shares of Yandex, a Dutch e-commerce and taxi service provider not held in the Fund, fell amid investor concerns about its large exposure to Russia and the potential impact of multilateral sanctions on its business. Shares of Petrobras, Brazil’s state-controlled oil and gas producer, rose amid higher global energy prices. Shares of Alinma, a Saudi Arabian bank, rose amid investor expectations that rising global energy prices would benefit the broader Saudi Arabian economy.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a combination of a disciplined portfolio construction process with in-depth fundamental research into individual securities conducted by a global network of research analysts to identify what they believed to be their relative value.
As a result of this process, by sector, the Fund’s largest overweight allocations relative to the Benchmark during the period were in the consumer staples and energy sectors and its largest underweight allocations were in the health care and materials sectors.
By country, the Fund’s largest overweight allocations relative to the Benchmark during the period were in Mexico and Hong Kong and its largest relative underweight allocations were in Saudi Arabia and Kuwait.

October 31, 2022	J.P. Morgan International Equity Funds	7

JPMorgan Emerging Markets Research Enhanced Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN POSITIONS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	4.9%
2.	Samsung Electronics Co. Ltd. (South Korea)	4.4
3.	Tencent Holdings Ltd. (China)	3.1
4.	Alibaba Group Holding Ltd. (China)	2.3
5.	Reliance Industries Ltd. (India)	1.9
6.	Meituan (China)	1.4
7.	Infosys Ltd., ADR (India)	1.4
8.	ICICI Bank Ltd. (India)	1.3
9.	Housing Development Finance Corp. Ltd. (India)	1.2
10.	Petroleo Brasileiro SA (Preference) (Brazil)	1.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
China	26.9%
India	15.5
South Korea	12.6
Taiwan	12.4
Brazil	7.5
Saudi Arabia	4.0
South Africa	4.0
Mexico	3.7
Thailand	2.6
Indonesia	2.3
Malaysia	1.3
Qatar	1.0
United Arab Emirates	1.0
Others (each less than 1.0%)	3.1
Short-Term Investments	2.1

8	J.P. Morgan International Equity Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
Class I SHARES	January 30, 2019	(32.53)%	(1.05)%
Class R6 SHARES	December 11, 2018	(32.48)	(0.95)
LIFE OF FUND PERFORMANCE (12/11/18 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The Fund commenced operations on December 11, 2018.
Returns for Class I Shares prior to its inception date are based on the performance of Class R6 Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class R6 Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan Emerging Markets Research Enhanced Equity Fund and the MSCI Emerging Markets Index (net total return) from December 11, 2018 to October 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI Emerging Markets Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class R6 Shares have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date.
Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, noninfringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

October 31, 2022	J.P. Morgan International Equity Funds	9

JPMorgan Europe Dynamic Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	(21.67)%
MSCI Europe Index (net total return)	(22.88)%
Net Assets as of 10/31/2022 (In Thousands)	$539,581
INVESTMENT OBJECTIVE**
The JPMorgan Europe Dynamic Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, outperformed the MSCI Europe Index (net total return) (the “Benchmark”) for the twelve months ended October 31, 2022.
Relative to the Benchmark, the Fund’s overweight position in the energy sector and its security selection in the financials sector were leading contributors to performance, while the Fund’s overweight position in the consumer discretionary sector and its security selection in the industrials sector were leading detractors from relative performance.
.Leading individual contributors to relative performance included the Fund’s overweight positions in TotalEnergies SE, UniCredit SpA and Bank of Ireland Group PLC. Shares of TotalEnergies, a French integrated petroleum and natural gas company, rose amid higher global energy prices during the period. Shares of UniCredit, an Italian banking and financial services company, rose after the company forecast improving financial results for the second half of 2022. Shares of Bank of Ireland, a financial services provider, rose amid continued growth in earnings during the period.
Leading individual detractors from relative performance included the Fund’s underweight positions in Shell PLC, U.K. and Cie. Financiere Richemont SA, and its overweight position in Sanofi SA. Shares of Shell, a U.K. integrated petroleum and natural gas company not held in the Fund, rose amid higher global energy prices. Shares of Financiere Richemont, a Swiss luxury goods maker, rose amid investor expectations that the company could be an acquisition target. Shares of Sanofi SA, a French pharmaceutical company, fell amid investor concerns about potential U.S. legislation to lower prices on a range of consumer drugs.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered)	5.0%
2.	TotalEnergies SE (France)	4.1
3.	BP plc (United Kingdom)	3.7
4.	Novo Nordisk A/S, Class B (Denmark)	3.6
5.	Roche Holding AG	3.4
6.	Novartis AG (Registered) (Switzerland)	3.2
7.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.9
8.	Koninklijke Ahold Delhaize NV (Netherlands)	2.7
9.	Glencore plc (Australia)	2.3
10.	Zurich Insurance Group AG (Switzerland)	2.3

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
France	18.8%
Germany	18.0
United Kingdom	17.2
United States	10.9
Denmark	7.8
Switzerland	5.5
Netherlands	5.4
Finland	3.2
Ireland	3.1
Sweden	2.5
Australia	2.3
Italy	1.7
Spain	1.0
Others (each less than 1.0%)	1.4
Short-Term Investments	1.2

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

10	J.P. Morgan International Equity Funds	October 31, 2022

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2022	J.P. Morgan International Equity Funds	11

JPMorgan Europe Dynamic Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge *		(25.78)%	(1.72)%	4.13%
Without Sales Charge		(21.67)	(0.66)	4.69
CLASS C SHARES	November 1, 1998
With CDSC **		(23.09)	(1.16)	4.28
Without CDSC		(22.09)	(1.16)	4.28
Class I SHARES	September 10, 2001	(21.48)	(0.41)	4.98
Class L SHARES	September 10, 2001	(21.39)	(0.29)	5.14
Class R6 SHARES	October 1, 2018	(21.31)	(0.20)	5.18

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/12 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Europe Dynamic Fund and the MSCI Europe Index (net total return) from October 31, 2012 to October 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI Europe Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in the developed markets countries in Europe. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. Morgan International Equity Funds	October 31, 2022

JPMorgan International Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(26.95)%
MSCI EAFE Index (net total return)	(23.00)%
Net Assets as of 10/31/2022 (In Thousands)	$3,811,190
INVESTMENT OBJECTIVE**
The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of total return) (the “Benchmark”) for the twelve months ended October 31, 2022.
The Fund’s security selections in the consumer discretionary and communication services sectors were leading detractors from relative performance, while the Fund’s security selection in the materials sector and its underweight position in the real estate sector, where the Fund had no holdings, were leading contributors to relative performance.
By region, the Fund’s security selections in Japan and the U.K. were leading detractors from relative performance, while the Fund’s security selection in Europe, excluding the U.K., was the leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Sea Ltd., Adidas AG and Delivery Hero SE. Shares of Sea, a Singapore-based internet and mobile platform provider, fell after Tencent Holdings Ltd. reduced its stake in the company. Shares of
Adidas, a German maker of footwear and sports apparel, fell amid supply-chain constraints and consumer backlash to the company’s former partnership with Kanye West. Shares of Delivery Hero, a German food ordering service, fell as the company made several acquisitions to expand during the period.
Leading individual contributors to relative performance included the Fund’s overweight positions in TotalEnergies SE, DBS Group Holdings Ltd. and Novo Nordisk A/S.
Shares of TotalEnergies, a French integrated petroleum and natural gas company, rose amid higher global energy prices during the period. Shares of DBS Group Holdings, a Singapore financial services provider, rose after the company reported earnings and revenue growth during the period. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products company, rose after legislative efforts to cap insulin prices failed in the U.S. Congress.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

October 31, 2022	J.P. Morgan International Equity Funds	13

JPMorgan International Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	TotalEnergies SE (France)	4.0%
2.	Nestle SA (Registered)	3.9
3.	Roche Holding AG	3.5
4.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.5
5.	Novo Nordisk A/S, Class B (Denmark)	2.5
6.	AstraZeneca plc (United Kingdom)	2.5
7.	Shell plc (Netherlands)	2.4
8.	DBS Group Holdings Ltd. (Singapore)	2.4
9.	Diageo plc (United Kingdom)	2.3
10.	ASML Holding NV (Netherlands)	2.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
France	16.9%
Japan	16.6
United States	10.3
United Kingdom	9.4
Germany	8.6
Netherlands	5.6
Denmark	5.5
Sweden	3.8
Hong Kong	3.6
Australia	2.6
Singapore	2.4
Switzerland	2.1
Spain	1.7
South Korea	1.6
PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
India	1.2%
Belgium	1.1
South Africa	1.0
Others (each less than 1.0%)	1.9
Short-Term Investments	4.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

14	J.P. Morgan International Equity Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge *		(30.98)%	(1.79)%	2.71%
Without Sales Charge		(27.15)	(0.72)	3.27
CLASS C SHARES	January 31, 2003
With CDSC **		(28.51)	(1.21)	2.86
Without CDSC		(27.51)	(1.21)	2.86
Class I SHARES	January 1, 1997	(26.95)	(0.46)	3.53
Class R2 SHARES	November 3, 2008	(27.36)	(1.02)	2.98
Class R5 SHARES	May 15, 2006	(26.88)	(0.36)	3.68
Class R6 SHARES	November 30, 2010	(26.81)	(0.26)	3.76

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/12 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund and the MSCI EAFE Index (net total return) from October 31, 2012 to October 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2022	J.P. Morgan International Equity Funds	15

JPMorgan International Focus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(27.56)%
MSCI ACWI ex USA Index (net total return)	(24.73)%
Net Assets as of 10/31/2022 (In Thousands)	$1,094,781
INVESTMENT OBJECTIVE**
The JPMorgan International Focus Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the MSCI ACWI ex USA Index (net total return) (the “Benchmark”) for the twelve months ended October 31, 2022.
The Fund’s security selection in the communication services and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials and energy sectors was a leading contributor to relative performance.
By region, the Fund’s security selections in the Pacific, excluding Japan, and in Japan were leading detractors from relative performance, while the Fund’s overweight position in the U.K. and Canada were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Sea Ltd., Adidas and Sberbank. Shares of Sea, a Singapore-based internet and mobile platform provider, fell after Tencent Holdings Ltd. reduced its stake in the company. Shares of Adidas, a German maker of footwear and sports apparel, fell amid supply-chain constraints and consumer backlash to the company’s former partnership with Kanye West. Shares of Sberbank, a Russian financial services provider no longer held by the Fund, fell after the imposition of multilateral economic sanctions in response to Russia’s invasion of Ukraine in late February 2022.
Leading individual contributors to relative performance included the Fund’s overweight positions in Shell PLC, DBS Group Holdings Ltd. and Novo Nordisk A/S. Shares of Shell, a U.K. integrated petroleum and natural gas company not held in the Fund, rose amid higher global energy prices. Shares of DBS Group Holdings, a Singapore financial services provider, rose after the company reported earnings and revenue growth during the period. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products company, rose after legislative efforts to cap insulin prices failed in the U.S. Congress.
HOW WAS THE FUND POSITIONED?
By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the portfolio managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on their share prices.

16	J.P. Morgan International Equity Funds	October 31, 2022

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Shell plc (Netherlands)	4.5%
2.	Nestle SA (Registered)	4.4
3.	Samsung Electronics Co. Ltd. (South Korea)	3.5
4.	Toronto-Dominion Bank (The) (Canada)	3.0
5.	Canadian National Railway Co. (Canada)	3.0
6.	Novo Nordisk A/S, Class B (Denmark)	2.9
7.	Diageo plc (United Kingdom)	2.9
8.	HDFC Bank Ltd., ADR (India)	2.9
9.	Roche Holding AG	2.9
10.	DBS Group Holdings Ltd. (Singapore)	2.9

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
France	11.2%
United States	10.4
United Kingdom	9.6
Canada	7.7
Japan	6.7
Netherlands	6.7
Germany	5.4
Denmark	4.2
South Korea	4.1
Australia	3.5
India	2.9
Singapore	2.9
Hong Kong	2.8
Taiwan	2.6
PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Spain	2.1%
Indonesia	1.9
Belgium	1.6
China	1.6
Sweden	1.4
Switzerland	1.4
Mexico	1.3
South Africa	1.3
Short-Term Investments	6.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2022	J.P. Morgan International Equity Funds	17

JPMorgan International Focus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 30, 2011
With Sales Charge *		(31.55)%	(1.58)%	3.37%
Without Sales Charge		(27.75)	(0.51)	3.93
CLASS C SHARES	November 30, 2011
With CDSC **		(29.13)	(1.01)	3.51
Without CDSC		(28.13)	(1.01)	3.51
Class I SHARES	November 30, 2011	(27.56)	(0.26)	4.22
Class R2 SHARES	November 30, 2011	(27.97)	(0.82)	3.64
Class R5 SHARES	November 30, 2011	(27.51)	(0.16)	4.35
Class R6 SHARES	November 30, 2011	(27.44)	(0.06)	4.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/12 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The Fund commenced operations on November 30, 2011.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Focus Fund and the MSCI ACWI ex USA Index (net total return) from October 31, 2012 to October 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI ACWI ex USA Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI ACWI ex USA Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed and emerging markets, excluding the U.S.. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. Morgan International Equity Funds	October 31, 2022

JPMorgan International Hedged Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(13.68)%
MSCI EAFE Index (net total return)	(23.00)%
ICE BofAML 3-Month US Treasury Bill Index	0.79%
Net Assets as of 10/31/2022 (In Thousands)	$161,207
INVESTMENT OBJECTIVE**
The JPMorgan International Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the MSCI EAFE Index (net total return) (the “Benchmark”) and underperformed the ICE BofAML 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2022. The Fund’s options hedge allowed the Fund to generally perform as designed during the reporting period with about 56% of the Benchmark’s volatility.
The Fund’s security selection in the health care and communication services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the materials and information technology sectors were leading detractors from relative performance.
By country, the Fund’s security selection in Sweden and Singapore was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in Australia and the U.K. was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in BP PLC and Novo Nordisk A/S and its underweight position in Sea Ltd. Shares of BP, a U.K. integrated petroleum and natural gas producer, rose amid higher global energy prices during the period. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products company, rose after legislative efforts to cap insulin prices failed in the U.S. Congress.
Shares of Sea, a Singapore-based internet and mobile platform provider, fell after Tencent Holdings Ltd. reduced its stake in the company.
Leading individual detractors from relative performance included the Fund’s overweight positions in Adidas AG,
Kingspan Group PLC and Infineon Technologies AG. Shares of Adidas, a German maker of footwear and sports apparel, fell amid supply-chain constraints and consumer backlash to the company’s former partnership with Kanye West. Shares of Kingspan Group, an Irish manufacturer of insulated building materials, fell after the company reported a decline in new orders during the period. Shares of Infineon Technologies, a German semiconductor manufacturer, fell amid broad weakness in the semiconductor sector during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered)	2.8%
2.	Roche Holding AG	2.5
3.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.0
4.	ASML Holding NV (Netherlands)	2.0
5.	Novo Nordisk A/S, Class B (Denmark)	2.0
6.	Shell plc (Netherlands)	1.7
7.	Novartis AG (Registered) (Switzerland)	1.7
8.	AstraZeneca plc (United Kingdom)	1.7
9.	BP plc (United Kingdom)	1.6
10.	TotalEnergies SE (France)	1.4

October 31, 2022	J.P. Morgan International Equity Funds	19

JPMorgan International Hedged Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Japan	21.9%
United Kingdom	13.2
France	11.2
United States	9.3
Germany	8.4
Netherlands	6.6
Australia	6.0
Switzerland	5.4
Denmark	3.3
Spain	2.5
Hong Kong	2.2
Sweden	1.9
Singapore	1.1
Others (each less than 1.0%)	3.2
Short-Term Investments	3.8

20	J.P. Morgan International Equity Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	March 15, 2019
With Sales Charge *		(18.42)%	(1.68)%
Without Sales Charge		(13.89)	(0.22)
CLASS C SHARES	March 15, 2019
With CDSC **		(15.36)	(0.73)
Without CDSC		(14.36)	(0.73)
Class I SHARES	March 15, 2019	(13.68)	0.04
Class R5 SHARES	March 15, 2019	(13.56)	0.17
Class R6 SHARES	March 15, 2019	(13.52)	0.27

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (2/22/19 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The Fund commenced operations on March 15, 2019.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Hedged Equity Fund, the MSCI EAFE Index (net total return) and the ICE BofAML 3-Month US Treasury Bill Index from March 15, 2019 to October 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should

October 31, 2022	J.P. Morgan International Equity Funds	21

JPMorgan International Hedged Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, noninfringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

22	J.P. Morgan International Equity Funds	October 31, 2022

JPMorgan International Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	(17.31)%
MSCI EAFE Value Index (net total return)	(16.35)%
Net Assets as of 10/31/2022 (In Thousands)	$357,877
INVESTMENT OBJECTIVE**
The JPMorgan International Value Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares underperformed the MSCI EAFE Value Index (net total return) (the “Benchmark”) for the twelve months ended October 31, 2022.
The Fund’s security selection in the industrials and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s underweight position in the real estate sector and its security selection in the utilities sector were leading contributors to relative performance.
By region, the Fund’s overweight allocations to both Europe, excluding the U.K., and to the U.K. detracted from performance relative to the Benchmark, while its security selection in both Japan and in the Pacific, excluding Japan, were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in Shell PLC, British American Tobacco PLC and AstraZeneca PLC. Shares of Shell, a U.K. integrated petroleum and natural gas company, rose amid higher global energy prices during the period. Shares of British American Tobacco, a U.K. tobacco products maker not held in the Fund, rose amid the company’s efforts to enter the retail market for cannabis products. Shares of AstraZeneca, a U.K. pharmaceuticals company not held in the Fund, rose amid investor expectations of regulatory approvals of the company’s treatment for COVID-19 and its variants.
Leading individual contributors to relative performance included the Fund’s underweight positions in Enel SpA and Vonovia SE and its overweight position in Equinor ASA. Shares of Enel, an Italian electricity and natural gas utility, fell amid rising fuel costs. Shares of Vonovia, a German owner/manager of real estate, fell after the company reported weaker-than-expected results during the period. Shares of Equinor, a Norwegian oil and gas producer, rose amid higher global energy prices during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed behavioral-based and quantitative screens in addition to conducting fundamental analysis to seek out companies that they believed had attractive valuations. As a result of this process, the Fund’s largest overweight positions relative to the Benchmark during the period were in the financials and consumer discretionary sectors, while the largest underweight positions were in the consumer staples and utilities sectors.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Shell plc (Netherlands)	3.2%
2.	Novartis AG (Registered) (Switzerland)	2.8
3.	Toyota Motor Corp. (Japan)	2.2
4.	TotalEnergies SE (France)	2.1
5.	BP plc (United Kingdom)	1.8
6.	BHP Group Ltd. (Australia)	1.8
7.	HSBC Holdings plc (United Kingdom)	1.7
8.	Sanofi (France)	1.7
9.	Siemens AG (Registered) (Germany)	1.2
10.	GSK plc	1.1

PORTFOLIO COMPOSITION BY COUNTRY AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Japan	21.2%
United Kingdom	12.6
France	10.1
Germany	8.6
Australia	8.3
Netherlands	6.0
Switzerland	5.7
Italy	3.2
Norway	3.0
United States	2.5
Spain	2.4
Sweden	2.2
Denmark	1.6
Finland	1.5
Singapore	1.4
Austria	1.1
Others (each less than 1.0%)	3.2
Short-Term Investments	5.4

October 31, 2022	J.P. Morgan International Equity Funds	23

JPMorgan International Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. Morgan International Equity Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge *		(21.91)%	(3.47)%	1.26%
Without Sales Charge		(17.56)	(2.42)	1.80
CLASS C SHARES	July 11, 2006
With CDSC **		(19.04)	(2.93)	1.39
Without CDSC		(18.04)	(2.93)	1.39
Class I SHARES	September 10, 2001	(17.38)	(2.19)	2.07
Class L SHARES	November 4, 1993	(17.31)	(2.09)	2.19
Class R2 SHARES	November 3, 2008	(17.88)	(2.73)	1.52
Class R5 SHARES	September 9, 2016	(17.31)	(2.10)	2.18
Class R6 SHARES	November 30, 2010	(17.23)	(1.98)	2.31

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/12 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective May 2018, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed under the current strategies.
Returns for Class R5 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan International Value Fund and the MSCI EAFE Value Index (net total return) from October 31, 2012 to October 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI EAFE Value Index (net total return) is a free float-adjusted market capitalization weighted index  that is designed to measure the performance of value-oriented large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2022	J.P. Morgan International Equity Funds	25

JPMorgan Emerging Markets Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%
Brazil — 8.0%
B3 SA - Brasil Bolsa Balcao	6,199	18,001
MercadoLibre, Inc. *	264	238,204
NU Holdings Ltd., Class A *	18,843	94,218
Petroleo Brasileiro SA (Preference)	10,174	58,693
Raia Drogasil SA	16,708	85,649
XP, Inc., Class A *	4,385	80,366
		575,131
China — 21.6%
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	14,366	48,097
Budweiser Brewing Co. APAC Ltd. (a)	36,126	76,035
Dada Nexus Ltd., ADR *	3,422	10,573
Foshan Haitian Flavouring & Food Co. Ltd., Class A	10,583	86,283
JD.com, Inc., ADR	850	31,704
JD.com, Inc., Class A	7,783	141,734
Jiangsu Hengli Hydraulic Co. Ltd., Class A	13,118	98,665
Kingdee International Software Group Co. Ltd. *	32,769	53,696
Meituan * (a)	4,969	79,554
Midea Group Co. Ltd., Class A	3,199	17,532
NetEase, Inc.	6,038	66,993
Pharmaron Beijing Co. Ltd., Class A	4,743	33,526
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1,884	83,778
Shenzhou International Group Holdings Ltd.	10,123	70,283
Silergy Corp.	7,629	87,975
Tencent Holdings Ltd.	6,938	182,308
Wanhua Chemical Group Co. Ltd., Class A	8,599	94,400
Wuliangye Yibin Co. Ltd., Class A	2,765	50,421
WuXi AppTec Co. Ltd., Class A	5,697	59,387
Wuxi Biologics Cayman, Inc. * (a)	14,305	64,367
Yum China Holdings, Inc.	2,560	105,838
		1,543,149
Hong Kong — 5.8%
AIA Group Ltd.	795	6,024
AIA Group Ltd.	22,106	167,450
Hong Kong Exchanges & Clearing Ltd.	1,571	41,688
Prudential plc	8,655	80,407
Techtronic Industries Co. Ltd.	1,219	11,532
Techtronic Industries Co. Ltd.	10,990	104,062
		411,163
India — 24.9%
Apollo Hospitals Enterprise Ltd.	1,535	83,825
INVESTMENTS	SHARES (000)	VALUE ($000)

India — continued
Asian Paints Ltd.	1,268	47,735
Britannia Industries Ltd.	1,234	56,180
HDFC Bank Ltd.	12,838	232,995
HDFC Bank Ltd., ADR	2,750	171,361
HDFC Life Insurance Co. Ltd. (a)	16,389	107,106
Hindustan Unilever Ltd.	3,179	98,078
Housing Development Finance Corp. Ltd.	8,216	245,657
Infosys Ltd.	3,020	56,278
Infosys Ltd., ADR	6,738	126,190
Kotak Mahindra Bank Ltd.	7,967	183,433
Reliance Industries Ltd.	5,749	177,405
Tata Consultancy Services Ltd.	5,058	195,211
		1,781,454
Indonesia — 5.1%
Bank Central Asia Tbk. PT	319,744	180,744
Bank Rakyat Indonesia Persero Tbk. PT	617,755	184,297
		365,041
Macau — 0.5%
Sands China Ltd. *	21,809	38,127
Mexico — 4.4%
Grupo Financiero Banorte SAB de CV, Class O	17,505	142,503
Wal-Mart de Mexico SAB de CV	45,381	175,312
		317,815
Panama — 0.9%
Copa Holdings SA, Class A *	864	64,991
Poland — 0.3%
Allegro.eu SA * (a)	4,933	23,925
Portugal — 1.4%
Jeronimo Martins SGPS SA	4,685	96,946
South Africa — 2.5%
Bid Corp. Ltd.	3,392	54,571
Capitec Bank Holdings Ltd.	571	59,133
FirstRand Ltd.	19,474	68,082
		181,786
South Korea — 8.6%
Delivery Hero SE * (a) (b)	1,044	34,362
LG Chem Ltd.	221	97,135
NCSoft Corp.	129	35,075
Samsung Electronics Co. Ltd.	10,715	445,969
		612,541
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan International Equity Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Taiwan — 10.7%
Chailease Holding Co. Ltd.	16,745	77,240
Delta Electronics, Inc.	10,888	86,634
Realtek Semiconductor Corp.	4,736	37,335
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,981	491,198
Taiwan Semiconductor Manufacturing Co. Ltd.	6,120	73,576
		765,983
United States — 3.7%
EPAM Systems, Inc. *	534	186,930
Globant SA *	245	46,251
JS Global Lifestyle Co. Ltd. (a)	40,451	32,584
		265,765
Total Common Stocks (Cost $7,368,331)		7,043,817
Short-Term Investments — 1.7%
Investment Companies — 1.6%
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (c) (d)(Cost $113,774)	113,762	113,774
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (c) (d)	4,022	4,022
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (c) (d)	771	771
Total Investment of Cash Collateral from Securities Loaned (Cost $4,791)		4,793
Total Short-Term Investments (Cost $118,565)		118,567
Total Investments — 100.1% (Cost $7,486,896)		7,162,384
Liabilities in Excess of Other Assets — (0.1)%		(7,388)
NET ASSETS — 100.0%		7,154,996

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
APAC	Asia Pacific
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
SGPS	Holding company

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $4,595.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2022.
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Banks	17.4%
Semiconductors & Semiconductor Equipment	9.6
IT Services	8.5
Internet & Direct Marketing Retail	7.8
Technology Hardware, Storage & Peripherals	6.2
Food & Staples Retailing	5.8
Diversified Financial Services	5.5
Insurance	5.0
Chemicals	3.3
Oil, Gas & Consumable Fuels	3.3
Machinery	3.0
Interactive Media & Services	2.5
Life Sciences Tools & Services	2.2
Hotels, Restaurants & Leisure	2.0
Food Products	2.0
Capital Markets	2.0
Beverages	1.8
Entertainment	1.4
Personal Products	1.4
Electronic Equipment, Instruments & Components	1.2
Health Care Providers & Services	1.2
Health Care Equipment & Supplies	1.2
Textiles, Apparel & Luxury Goods	1.0
Others (each less than 1.0%)	3.0
Short-Term Investments	1.7
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	27

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 93.5%
Brazil — 7.1%
B3 SA - Brasil Bolsa Balcao	1,127	3,271
Centrais Eletricas Brasileiras SA	623	6,025
Cia Energetica de Minas Gerais (Preference)	1,331	2,927
EDP - Energias do Brasil SA	1,000	4,464
Gerdau SA (Preference)	1,934	9,649
Itau Unibanco Holding SA (Preference) *	3,193	18,754
Itausa SA (Preference)	5,834	12,118
Localiza Rent a Car SA	889	12,123
Lojas Renner SA *	1,827	10,932
Magazine Luiza SA *	2,862	2,477
MercadoLibre, Inc. *	3	2,957
NU Holdings Ltd., Class A *	520	2,600
Petroleo Brasileiro SA (Preference)	5,128	29,582
Porto Seguro SA	502	2,261
Raia Drogasil SA	2,030	10,408
Suzano SA	1,002	10,325
TIM SA, ADR *	498	6,350
Vale SA, ADR	2,079	26,899
WEG SA	1,785	13,933
XP, Inc., BDR *	82	1,497
		189,552
Chile — 0.3%
Banco Santander Chile, ADR	410	5,908
Cencosud SA	1,431	1,926
		7,834
China — 25.7%
Alibaba Group Holding Ltd. *	7,406	57,579
Amoy Diagnostics Co. Ltd., Class A	362	1,159
Angel Yeast Co. Ltd., Class A	410	2,027
Anhui Conch Cement Co. Ltd., Class H	739	1,903
ANTA Sports Products Ltd.	882	7,752
Baidu, Inc., ADR *	78	5,984
Baoshan Iron & Steel Co. Ltd., Class A	7,134	4,686
BeiGene Ltd., ADR *	7	1,231
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	582	1,950
BOE Technology Group Co. Ltd., Class A	10,812	4,934
BYD Co. Ltd., Class H	171	3,820
CGN Power Co. Ltd., Class H (a)	11,906	2,412
Chacha Food Co. Ltd., Class A	759	4,587
China Conch Environment Protection Holdings Ltd. *	1,411	416
China Construction Bank Corp., Class H	54,888	29,128
China International Capital Corp. Ltd., Class H (a)	3,628	5,042
INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
China Lesso Group Holdings Ltd.	3,027	2,457
China Life Insurance Co. Ltd., Class H	6,883	7,506
China Longyuan Power Group Corp. Ltd., Class H	3,474	3,970
China Merchants Bank Co. Ltd., Class H	3,604	11,799
China Oilfield Services Ltd., Class H	4,732	5,327
China Overseas Land & Investment Ltd.	3,784	7,231
China Pacific Insurance Group Co. Ltd., Class H	2,568	4,140
China Petroleum & Chemical Corp., Class H	13,760	5,453
China Resources Land Ltd.	2,770	8,667
China Resources Mixc Lifestyle Services Ltd. (a)	688	2,016
China Vanke Co. Ltd., Class H	4,188	5,375
China Yangtze Power Co. Ltd., Class A	2,613	7,233
Chongqing Brewery Co. Ltd., Class A	205	2,438
Chongqing Fuling Zhacai Group Co. Ltd., Class A	1,539	4,729
CMOC Group Ltd., Class H	2,550	821
COSCO SHIPPING Holdings Co. Ltd., Class H	2,019	2,176
Country Garden Services Holdings Co. Ltd.	1,164	1,017
CSPC Pharmaceutical Group Ltd.	6,200	6,368
Dongguan Yiheda Automation Co. Ltd., Class A	187	1,908
Dongguan Yiheda Automation Co. Ltd., Class A	69	702
ENN Energy Holdings Ltd.	727	7,229
Foshan Haitian Flavouring & Food Co. Ltd., Class A	747	6,088
Fuyao Glass Industry Group Co. Ltd., Class H (a)	1,750	6,271
Ganfeng Lithium Group Co. Ltd., Class H (a)	331	2,237
Guangzhou Automobile Group Co. Ltd., Class H	11,776	7,176
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	594	6,106
H World Group Ltd.	1,759	4,799
Haier Smart Home Co. Ltd., Class H	3,805	9,525
Han's Laser Technology Industry Group Co. Ltd., Class A	1,113	3,854
Hefei Meiya Optoelectronic Technology, Inc., Class A	743	2,407
Huatai Securities Co. Ltd., Class H (a)	2,648	2,593
Huayu Automotive Systems Co. Ltd., Class A	1,508	3,447
Hundsun Technologies, Inc., Class A	571	3,255
HUTCHMED China Ltd., ADR * (b)	64	563
Industrial & Commercial Bank of China Ltd., Class H	29,229	12,690
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,697	5,850
Jade Bird Fire Co. Ltd., Class A	866	2,944
JD Logistics, Inc. * (a)	1,421	1,986
JD.com, Inc., Class A	1,301	23,688
Jiangsu Hengli Hydraulic Co. Ltd., Class A	555	4,178
Joinn Laboratories China Co. Ltd., Class H (a)	433	1,404
Kingdee International Software Group Co. Ltd. *	2,441	4,000
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan International Equity Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
China — continued
Kuaishou Technology * (a)	528	2,181
Kunlun Energy Co. Ltd.	9,678	5,784
Kweichow Moutai Co. Ltd., Class A	58	10,659
Laobaixing Pharmacy Chain JSC, Class A	931	4,463
Longfor Group Holdings Ltd. (c)	1,575	2,007
Meituan * (a)	2,280	36,504
Midea Group Co. Ltd., Class A	344	1,885
Minth Group Ltd.	1,490	2,938
Montage Technology Co. Ltd., Class A	346	2,667
NARI Technology Co. Ltd., Class A	777	2,597
NetEase, Inc.	1,356	15,043
NIO, Inc., ADR *	447	4,319
NIO, Inc., Class A * (b)	175	1,650
Oppein Home Group, Inc., Class A	244	2,708
Pharmaron Beijing Co. Ltd., Class H (a)	766	2,583
PICC Property & Casualty Co. Ltd., Class H	8,384	7,733
Pinduoduo, Inc., ADR *	237	13,010
Ping An Bank Co. Ltd., Class A	3,157	4,457
Ping An Insurance Group Co. of China Ltd., Class H	4,082	16,342
Postal Savings Bank of China Co. Ltd., Class H (a)	9,180	4,257
Qingdao Haier Biomedical Co. Ltd., Class A	413	4,342
Sany Heavy Industry Co. Ltd., Class A	1,527	2,818
Shanghai Baosight Software Co. Ltd., Class A	712	4,122
Shanghai Liangxin Electrical Co. Ltd., Class A	1,445	2,218
Shanghai Putailai New Energy Technology Co. Ltd., Class A	336	2,286
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	161	7,159
Silergy Corp.	427	4,924
Skshu Paint Co. Ltd., Class A *	345	4,100
Sunny Optical Technology Group Co. Ltd.	192	1,660
Tencent Holdings Ltd.	3,022	79,414
Tingyi Cayman Islands Holding Corp.	1,768	2,764
Tongwei Co. Ltd., Class A	898	5,340
Trip.com Group Ltd., ADR *	163	3,686
Wanhua Chemical Group Co. Ltd., Class A	600	6,587
Wuliangye Yibin Co. Ltd., Class A	348	6,338
WuXi AppTec Co. Ltd., Class H (a)	570	4,575
Wuxi Biologics Cayman, Inc. * (a)	2,124	9,557
Xinyi Solar Holdings Ltd.	6,588	6,541
XPeng, Inc., Class A *	518	1,658
Yum China Holdings, Inc.	89	3,603
Yum China Holdings, Inc.	165	6,810
Yunnan Energy New Material Co. Ltd.	100	2,024
INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
Zhejiang Dingli Machinery Co. Ltd., Class A	715	4,387
Zhejiang Weixing New Building Materials Co. Ltd., Class A	1,763	4,188
Zijin Mining Group Co. Ltd., Class H	9,000	8,585
		681,706
Colombia — 0.1%
Ecopetrol SA, ADR (b)	352	3,473
Greece — 0.5%
Hellenic Telecommunications Organization SA	410	6,441
OPAP SA	496	6,081
		12,522
Hong Kong — 0.2%
Orient Overseas International Ltd.	89	1,293
Techtronic Industries Co. Ltd.	446	4,228
		5,521
Hungary — 0.4%
OTP Bank Nyrt.	269	5,870
Richter Gedeon Nyrt.	197	3,901
		9,771
India — 14.8%
ACC Ltd.	163	4,723
Apollo Hospitals Enterprise Ltd.	177	9,694
Ashok Leyland Ltd.	1,378	2,554
Axis Bank Ltd.	1,706	18,705
Bajaj Finance Ltd.	15	1,285
Bharat Petroleum Corp. Ltd.	1,880	6,903
Biocon Ltd.	976	3,183
Britannia Industries Ltd.	200	9,108
Dabur India Ltd.	686	4,601
Dr Reddy's Laboratories Ltd.	154	8,313
Eicher Motors Ltd.	132	6,157
GAIL India Ltd.	3,260	3,594
Godrej Properties Ltd. *	175	2,675
HCL Technologies Ltd.	459	5,774
HDFC Bank Ltd., ADR	137	8,530
HDFC Life Insurance Co. Ltd. (a)	1,504	9,829
Hindustan Unilever Ltd.	604	18,629
Housing Development Finance Corp. Ltd.	1,052	31,468
ICICI Bank Ltd.	2,922	32,124
ICICI Prudential Life Insurance Co. Ltd. (a)	618	3,797
Infosys Ltd., ADR	1,894	35,468
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	29

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
India — continued
Kotak Mahindra Bank Ltd.	586	13,493
Larsen & Toubro Ltd.	466	11,402
Maruti Suzuki India Ltd.	126	14,512
NTPC Ltd.	4,469	9,354
Oil & Natural Gas Corp. Ltd.	1,911	3,087
Petronet LNG Ltd.	2,378	5,909
Power Grid Corp. of India Ltd.	3,067	8,461
Reliance Industries Ltd.	1,587	48,972
Shriram Transport Finance Co. Ltd.	476	7,083
Tata Consultancy Services Ltd.	534	20,629
Tata Consumer Products Ltd.	711	6,619
UltraTech Cement Ltd.	96	7,767
UPL Ltd.	1,047	9,240
		393,642
Indonesia — 2.2%
Bank Central Asia Tbk. PT	38,453	21,737
Bank Mandiri Persero Tbk. PT	5,201	3,513
Bank Rakyat Indonesia Persero Tbk. PT	57,644	17,197
Telkom Indonesia Persero Tbk. PT	52,114	14,636
		57,083
Malaysia — 1.2%
CIMB Group Holdings Bhd.	4,083	4,770
Malayan Banking Bhd.	1,942	3,527
Petronas Chemicals Group Bhd.	4,272	7,875
Public Bank Bhd.	12,208	11,546
Tenaga Nasional Bhd.	2,358	4,199
		31,917
Mexico — 3.5%
America Movil SAB de CV	19,331	18,246
Cemex SAB de CV *	21,483	8,371
Grupo Aeroportuario del Pacifico SAB de CV, Class B	582	9,035
Grupo Aeroportuario del Sureste SAB de CV, Class B	455	10,672
Grupo Financiero Banorte SAB de CV, Class O	2,166	17,631
Grupo Mexico SAB de CV	2,352	8,471
Kimberly-Clark de Mexico SAB de CV, Class A	2,639	4,158
Sitios Latinoamerica SAB de CV *	978	290
Wal-Mart de Mexico SAB de CV	4,035	15,587
		92,461
Peru — 0.5%
Credicorp Ltd.	85	12,487
INVESTMENTS	SHARES (000)	VALUE ($000)

Philippines — 0.2%
ACEN Corp.	809	88
Ayala Corp.	154	1,789
Ayala Land, Inc.	6,328	2,808
		4,685
Poland — 0.5%
Dino Polska SA * (a)	127	8,262
Powszechny Zaklad Ubezpieczen SA (b)	864	4,843
		13,105
Qatar — 0.9%
Industries Qatar QSC	1,740	7,532
Qatar National Bank QPSC	3,098	16,963
		24,495
Russia — 0.0% ^
Gazprom PJSC ‡	4,581	352
Magnitogorsk Iron & Steel Works PJSC ‡	3,146	36
MMC Norilsk Nickel PJSC, ADR ‡	—	—
MMC Norilsk Nickel PJSC ‡	41	264
Novatek PJSC ‡	165	50
Rosneft Oil Co. PJSC ‡	833	83
Sberbank of Russia PJSC ‡ *	3,172	133
Severstal PAO, GDR ‡ (a)	329	105
TCS Group Holding plc, GDR ‡ * (a)	69	50
X5 Retail Group NV, GDR ‡ (a)	207	50
		1,123
Saudi Arabia — 3.9%
Al Rajhi Bank *	1,242	28,167
Alinma Bank	1,281	12,783
Almarai Co. JSC	406	6,074
Etihad Etisalat Co.	528	5,138
SABIC Agri-Nutrients Co.	158	6,662
Saudi Arabian Oil Co. (a)	819	7,604
Saudi Basic Industries Corp.	570	13,395
Saudi National Bank (The)	941	14,870
Saudi Telecom Co.	723	7,768
		102,461
Singapore — 0.1%
BOC Aviation Ltd. (a)	370	2,477
South Africa — 3.8%
Bid Corp. Ltd.	574	9,234
Bidvest Group Ltd. (The)	631	7,305
Capitec Bank Holdings Ltd.	100	10,382
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan International Equity Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
South Africa — continued
Clicks Group Ltd.	517	8,756
Discovery Ltd. *	400	2,614
FirstRand Ltd.	3,709	12,966
Foschini Group Ltd. (The)	391	2,443
MTN Group Ltd.	1,117	7,898
Naspers Ltd., Class N	104	10,724
Nedbank Group Ltd.	363	4,302
Sanlam Ltd.	2,858	8,331
SPAR Group Ltd. (The) (b)	317	2,685
Standard Bank Group Ltd.	845	7,885
Vodacom Group Ltd.	863	5,880
		101,405
South Korea — 12.1%
BGF retail Co. Ltd.	17	2,266
Hana Financial Group, Inc.	323	9,352
Hankook Tire & Technology Co. Ltd.	125	3,208
HL Mando Co. Ltd.	79	2,719
Hyundai Glovis Co. Ltd.	60	7,338
Hyundai Mobis Co. Ltd.	60	9,188
Hyundai Motor Co.	29	3,308
JYP Entertainment Corp.	108	4,202
Kakao Corp.	63	2,219
KB Financial Group, Inc.	351	11,806
Kia Corp.	225	10,478
KIWOOM Securities Co. Ltd.	44	2,475
LG Chem Ltd.	41	17,975
LG H&H Co. Ltd.	11	3,760
NAVER Corp.	97	11,499
NCSoft Corp.	24	6,483
POSCO Holdings, Inc.	75	13,094
Samsung Biologics Co. Ltd. * (a)	17	10,298
Samsung Electro-Mechanics Co. Ltd.	25	2,159
Samsung Electronics Co. Ltd.	2,683	111,670
Samsung Fire & Marine Insurance Co. Ltd.	62	8,683
Samsung SDI Co. Ltd.	13	6,725
Shinhan Financial Group Co. Ltd.	503	12,797
SK Hynix, Inc.	348	20,167
SK Innovation Co. Ltd. *	62	7,550
SK Telecom Co. Ltd.	142	4,974
SK, Inc.	24	3,595
SKC Co. Ltd.	51	3,682
S-Oil Corp.	110	6,670
		320,340
INVESTMENTS	SHARES (000)	VALUE ($000)

Taiwan — 11.8%
Accton Technology Corp.	1,087	8,174
Advantech Co. Ltd.	920	8,331
ASE Technology Holding Co. Ltd.	2,153	5,316
Chailease Holding Co. Ltd.	1,723	7,946
CTBC Financial Holding Co. Ltd.	17,380	10,980
Delta Electronics, Inc.	1,899	15,110
E.Sun Financial Holding Co. Ltd.	12,126	8,714
Eclat Textile Co. Ltd.	431	5,656
eMemory Technology, Inc.	73	2,421
Evergreen Marine Corp. Taiwan Ltd.	469	1,997
Fubon Financial Holding Co. Ltd.	3,895	6,153
Giant Manufacturing Co. Ltd.	488	3,105
Hon Hai Precision Industry Co. Ltd.	4,016	12,755
Largan Precision Co. Ltd.	63	3,604
MediaTek, Inc.	376	6,854
Nan Ya Plastics Corp.	4,037	8,554
Nan Ya Printed Circuit Board Corp.	506	3,301
Nien Made Enterprise Co. Ltd.	394	3,038
Novatek Microelectronics Corp.	658	4,903
Powertech Technology, Inc.	976	2,254
President Chain Store Corp.	746	6,203
Realtek Semiconductor Corp.	243	1,916
Taiwan Mobile Co. Ltd.	1,228	3,621
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	297	18,300
Taiwan Semiconductor Manufacturing Co. Ltd.	10,227	122,950
Uni-President Enterprises Corp.	4,862	9,873
United Microelectronics Corp. *	2,882	3,465
Vanguard International Semiconductor Corp.	793	1,628
Wiwynn Corp.	245	5,488
Yang Ming Marine Transport Corp.	780	1,452
Yuanta Financial Holding Co. Ltd.	15,306	9,346
		313,408
Thailand — 2.5%
Airports of Thailand PCL *	4,300	8,303
Indorama Ventures PCL	3,287	3,643
Kasikornbank PCL	693	2,674
Minor International PCL *	5,991	4,450
PTT Exploration & Production PCL, NVDR	85	405
PTT Exploration & Production PCL	2,147	10,183
PTT Global Chemical PCL	5,123	5,870
PTT Global Chemical PCL, NVDR	127	146
PTT PCL	5,533	5,233
PTT PCL, NVDR	138	130
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	31

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Thailand — continued
SCB X PCL	2,524	7,053
SCG Packaging PCL	2,534	3,465
Siam Cement PCL (The), NVDR	18	153
Siam Cement PCL (The) (Registered)	721	6,141
Thai Oil PCL, NVDR	76	109
Thai Oil PCL	3,331	4,790
Thai Union Group PCL, Class F	6,153	2,912
		65,660
United Arab Emirates — 0.9%
Dubai Islamic Bank PJSC	3,647	5,778
Emaar Properties PJSC	4,604	7,601
Emirates Telecommunications Group Co. PJSC	774	5,440
First Abu Dhabi Bank PJSC	1,111	5,415
		24,234
United States — 0.3%
Genpact Ltd.	67	3,262
Globant SA *	12	2,327
JS Global Lifestyle Co. Ltd. (a)	1,214	977
Parade Technologies Ltd.	60	1,130
		7,696
Total Common Stocks (Cost $3,011,874)		2,479,058
	NO. OF RIGHTS (000)
Rights — 0.0%
Thailand — 0.0% ^
Thai Union Group PCL, expiring 12/31/2022(Cost $—) (d)	174	—(d)
	SHARES (000)
Short-Term Investments — 2.1%
Investment Companies — 1.8%
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (e) (f)(Cost $47,042)	47,035	47,040
Investment of Cash Collateral from Securities Loaned — 0.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (e) (f)	3,487	3,487
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (e) (f)	3,438	3,438
Total Investment of Cash Collateral from Securities Loaned (Cost $6,925)		6,925
Total Short-Term Investments (Cost $53,967)		53,965
Total Investments — 95.6% (Cost $3,065,841)		2,533,023
Other Assets Less Liabilities — 4.4%		117,545
NET ASSETS — 100.0%		2,650,568

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $6,699.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Value is zero.
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan International Equity Funds	October 31, 2022

(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of October 31, 2022.
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Banks	17.5%
Semiconductors & Semiconductor Equipment	8.1
Oil, Gas & Consumable Fuels	5.8
Internet & Direct Marketing Retail	5.7
Technology Hardware, Storage & Peripherals	5.0
Interactive Media & Services	4.0
Chemicals	3.6
Insurance	3.2
Metals & Mining	3.0
Food & Staples Retailing	2.8
IT Services	2.7
Food Products	2.6
Diversified Financial Services	2.4
Electronic Equipment, Instruments & Components	2.1
Automobiles	2.1
Wireless Telecommunication Services	2.1
Real Estate Management & Development	1.6
Diversified Telecommunication Services	1.4
Construction Materials	1.2
Hotels, Restaurants & Leisure	1.2
Life Sciences Tools & Services	1.1
Transportation Infrastructure	1.1
Auto Components	1.1
Machinery	1.1
Personal Products	1.1
Electric Utilities	1.0
Entertainment	1.0
Others (each less than 1.0%)	12.3
Short-Term Investments	2.1
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	33

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
Futures contracts outstanding as of October 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	294	12/16/2022	USD	12,555	(434)

Abbreviations
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan International Equity Funds	October 31, 2022

JPMorgan Europe Dynamic Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.9%
Australia — 2.3%
Glencore plc	2,131	12,215
Austria — 0.6%
Erste Group Bank AG	128	3,143
Denmark — 7.6%
Carlsberg A/S, Class B	36	4,266
Genmab A/S *	28	10,868
Jyske Bank A/S (Registered) *	129	6,978
Novo Nordisk A/S, Class B	174	18,864
		40,976
Finland — 3.1%
Neste OYJ	108	4,735
Nokia OYJ	1,065	4,734
Nordea Bank Abp	760	7,253
		16,722
France — 18.5%
Arkema SA	58	4,554
BNP Paribas SA	139	6,543
Capgemini SE	51	8,337
Engie SA	577	7,502
LVMH Moet Hennessy Louis Vuitton SE	24	15,420
Pernod Ricard SA	44	7,678
Sanofi	131	11,282
Thales SA	32	4,035
TotalEnergies SE	395	21,559
Verallia SA (a)	194	5,500
Vinci SA	80	7,340
		99,750
Germany — 17.6%
AIXTRON SE	145	3,574
Allianz SE (Registered)	64	11,419
Bayer AG (Registered)	157	8,261
Brenntag SE	114	6,906
Deutsche Boerse AG	57	9,315
Deutsche Lufthansa AG (Registered) *	792	5,418
Deutsche Telekom AG (Registered)	581	10,959
Dr Ing hc F Porsche AG (Preference) *	42	4,322
HUGO BOSS AG	124	5,717
Mercedes-Benz Group AG	137	7,904
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	32	8,390
INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued
RWE AG	273	10,511
VERBIO Vereinigte BioEnergie AG	32	2,507
		95,203
Ireland — 3.0%
AIB Group plc	1,737	5,024
Bank of Ireland Group plc	883	6,384
Bank of Ireland Group plc	36	258
Smurfit Kappa Group plc	146	4,846
		16,512
Italy — 1.7%
UniCredit SpA	736	9,132
Netherlands — 5.3%
Alfen Beheer BV * (a)	52	5,520
Koninklijke Ahold Delhaize NV	508	14,152
NN Group NV	207	8,772
		28,444
Norway — 0.8%
Aker Solutions ASA (a)	1,090	4,163
Spain — 1.0%
Corp. ACCIONA Energias Renovables SA	136	5,355
Sweden — 2.4%
Billerud AB	384	4,956
Hexatronic Group AB	432	5,848
New Wave Group AB, Class B	177	2,465
		13,269
Switzerland — 5.4%
Novartis AG (Registered)	211	17,064
Zurich Insurance Group AG	29	12,201
		29,265
United Kingdom — 16.9%
3i Group plc	311	4,144
Ashtead Group plc	113	5,918
Barclays plc	4,827	8,203
BP plc	3,559	19,692
Diageo plc	266	10,938
Inchcape plc	405	3,452
JD Sports Fashion plc	2,152	2,404
Linde plc	40	12,093
Lloyds Banking Group plc	14,429	6,930
Reckitt Benckiser Group plc	99	6,565
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	35

JPMorgan Europe Dynamic Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — continued
RELX plc	305	8,184
Taylor Wimpey plc	2,468	2,653
		91,176
United States — 10.7%
Nestle SA (Registered)	241	26,261
Roche Holding AG	54	17,973
Schneider Electric SE	63	7,968
Stellantis NV	423	5,694
		57,896
Total Common Stocks (Cost $527,921)		523,221
Short-Term Investments — 1.2%
Investment Companies — 1.2%
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (b) (c)(Cost $6,343)	6,342	6,343
Total Investments — 98.1% (Cost $534,264)		529,564
Other Assets Less Liabilities — 1.9%		10,017
NET ASSETS — 100.0%		539,581

Percentages indicated are based on net assets.

Abbreviations
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	13.9%
Banks	11.3
Oil, Gas & Consumable Fuels	9.2
Insurance	7.7
Food Products	5.0
Textiles, Apparel & Luxury Goods	4.5
Beverages	4.3
Electrical Equipment	3.6
Automobiles	3.4
Chemicals	3.1
Independent Power and Renewable Electricity Producers	3.0
Containers & Packaging	2.9
Food & Staples Retailing	2.7
Capital Markets	2.5
Trading Companies & Distributors	2.4
Metals & Mining	2.3
Diversified Telecommunication Services	2.1
Biotechnology	2.0
IT Services	1.6
Professional Services	1.5
Multi-Utilities	1.4
Construction & Engineering	1.4
Household Products	1.2
Airlines	1.0
Others (each less than 1.0%)	4.8
Short-Term Investments	1.2
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan International Equity Funds	October 31, 2022

Futures contracts outstanding as of October 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	57	12/16/2022	EUR	2,038	5
FTSE 100 Index	14	12/16/2022	GBP	1,142	9
					14

Abbreviations
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	37

JPMorgan International Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%
Australia — 2.7%
BHP Group Ltd.	591	14,101
BHP Group Ltd.	2,322	55,768
Woodside Energy Group Ltd.	1,261	29,156
Woodside Energy Group Ltd.	190	4,432
		103,457
Austria — 0.6%
Erste Group Bank AG	912	22,486
Belgium — 1.2%
KBC Group NV	872	43,695
Denmark — 5.6%
Carlsberg A/S, Class B	345	40,580
Coloplast A/S, Class B	245	27,369
Genmab A/S *	69	26,551
Novo Nordisk A/S, Class B	900	97,897
Orsted A/S (a)	254	20,946
		213,343
Finland — 0.7%
Kone OYJ, Class B	605	24,782
France — 17.3%
AXA SA	2,254	55,668
BNP Paribas SA	1,009	47,297
Capgemini SE	286	46,916
Kering SA	103	47,029
L'Oreal SA	201	63,055
LVMH Moet Hennessy Louis Vuitton SE	157	98,793
Pernod Ricard SA	243	42,708
Safran SA	395	44,015
TotalEnergies SE	2,879	157,055
Vinci SA	633	58,282
		660,818
Germany — 8.8%
adidas AG	172	16,755
Allianz SE (Registered)	361	64,940
Deutsche Boerse AG	361	58,732
Deutsche Telekom AG (Registered)	1,039	19,616
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (b)	238	62,893
RWE AG	1,357	52,222
Symrise AG	300	30,592
Volkswagen AG (Preference)	234	29,964
		335,714
INVESTMENTS	SHARES (000)	VALUE ($000)

Hong Kong — 3.7%
AIA Group Ltd.	8,250	62,492
Hong Kong Exchanges & Clearing Ltd.	920	24,428
Prudential plc	3,213	29,851
Techtronic Industries Co. Ltd.	2,415	22,862
		139,633
India — 1.2%
HDFC Bank Ltd., ADR	740	46,123
Japan — 17.0%
Bridgestone Corp.	1,352	48,901
Daikin Industries Ltd.	353	52,905
Hoya Corp.	507	47,094
Keyence Corp.	180	67,985
Kubota Corp.	1,172	16,345
Kyowa Kirin Co. Ltd.	1,538	36,218
Makita Corp.	695	12,707
Nidec Corp.	532	29,262
Nippon Telegraph & Telephone Corp.	2,106	58,085
Recruit Holdings Co. Ltd.	1,134	34,910
Shin-Etsu Chemical Co. Ltd.	516	53,576
SMC Corp.	82	32,835
Sony Group Corp.	969	65,324
Tokio Marine Holdings, Inc.	3,003	54,370
Tokyo Electron Ltd.	143	37,570
		648,087
Netherlands — 5.7%
ASML Holding NV (b)	184	86,050
ING Groep NV	3,708	36,485
Shell plc	3,418	94,688
		217,223
Singapore — 2.4%
DBS Group Holdings Ltd.	3,828	92,557
South Africa — 1.0%
Anglo American plc	1,281	38,357
South Korea — 1.6%
Delivery Hero SE * (a) (b)	381	12,530
Samsung Electronics Co. Ltd., GDR (a)	24	25,486
Samsung Electronics Co. Ltd., GDR (a)	23	23,458
		61,474
Spain — 1.7%
Iberdrola SA	6,404	65,120
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan International Equity Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Sweden — 3.9%
Assa Abloy AB, Class B	1,581	31,927
Atlas Copco AB, Class A	3,695	39,441
Svenska Handelsbanken AB, Class A	5,040	46,829
Volvo AB, Class B	1,843	30,160
		148,357
Switzerland — 2.2%
Lonza Group AG (Registered)	95	48,681
SGS SA (Registered)	11	23,879
Straumann Holding AG (Registered)	123	11,755
		84,315
Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	427	26,302
United Kingdom — 9.7%
AstraZeneca plc	821	96,286
Diageo plc	2,222	91,457
Haleon plc *	662	2,031
Linde plc (b)	164	48,942
London Stock Exchange Group plc	542	46,965
Persimmon plc	1,269	18,994
RELX plc	2,386	64,136
		368,811
United States — 10.6%
Ferguson plc	360	39,257
GSK plc	1,200	19,657
Nestle SA (Registered)	1,411	153,618
Roche Holding AG	410	135,879
Schneider Electric SE	437	55,229
		403,640
Total Common Stocks (Cost $3,666,547)		3,744,294
Short-Term Investments — 4.2%
Investment Companies — 1.5%
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (c) (d)(Cost $57,919)	57,914	57,920
Investment of Cash Collateral from Securities Loaned — 2.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (c) (d)	93,075	93,074
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (c) (d)	10,497	10,497
Total Investment of Cash Collateral from Securities Loaned (Cost $103,567)		103,571
Total Short-Term Investments (Cost $161,486)		161,491
Total Investments — 102.5% (Cost $3,828,033)		3,905,785
Liabilities in Excess of Other Assets — (2.5)%		(94,595)
NET ASSETS — 100.0%		3,811,190

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $97,049.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	39

JPMorgan International Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	9.9%
Banks	8.6
Insurance	8.5
Oil, Gas & Consumable Fuels	7.3
Machinery	4.6
Beverages	4.5
Textiles, Apparel & Luxury Goods	4.2
Food Products	3.9
Semiconductors & Semiconductor Equipment	3.8
Chemicals	3.4
Capital Markets	3.3
Professional Services	3.1
Metals & Mining	2.8
Health Care Equipment & Supplies	2.2
Electric Utilities	2.2
Building Products	2.2
Electrical Equipment	2.2
Household Durables	2.2
Diversified Telecommunication Services	2.0
Electronic Equipment, Instruments & Components	1.7
Personal Products	1.7
Construction & Engineering	1.5
Independent Power and Renewable Electricity Producers	1.3
Technology Hardware, Storage & Peripherals	1.3
Auto Components	1.2
Life Sciences Tools & Services	1.2
IT Services	1.2
Aerospace & Defense	1.1
Trading Companies & Distributors	1.0
Others (each less than 1.0%)	1.8
Short-Term Investments	4.1
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan International Equity Funds	October 31, 2022

JPMorgan International Focus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.1%
Australia — 3.6%
BHP Group Ltd.	1,134	27,075
Woodside Energy Group Ltd.	296	6,835
Woodside Energy Group Ltd.	254	5,910
		39,820
Belgium — 1.7%
KBC Group NV	374	18,763
Canada — 8.1%
Alimentation Couche-Tard, Inc.	447	20,033
Canadian National Railway Co.	288	34,073
Toronto-Dominion Bank (The)	534	34,160
		88,266
China — 1.6%
Tencent Holdings Ltd.	675	17,742
Denmark — 4.4%
Coloplast A/S, Class B	129	14,391
Novo Nordisk A/S, Class B	307	33,414
		47,805
France — 11.6%
Capgemini SE	101	16,452
L'Oreal SA	70	22,078
LVMH Moet Hennessy Louis Vuitton SE	48	30,430
TotalEnergies SE	538	29,355
Vinci SA	316	29,093
		127,408
Germany — 5.6%
adidas AG	95	9,224
Allianz SE (Registered)	150	27,072
Deutsche Boerse AG	73	11,866
RWE AG	344	13,240
		61,402
Hong Kong — 3.0%
AIA Group Ltd.	3,136	23,753
Hong Kong Exchanges & Clearing Ltd.	328	8,714
		32,467
India — 3.0%
HDFC Bank Ltd., ADR	531	33,108
Indonesia — 2.0%
Bank Central Asia Tbk. PT	38,091	21,532
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — 7.0%
Hoya Corp.	135	12,587
Keyence Corp.	47	17,798
Shin-Etsu Chemical Co. Ltd.	115	11,962
Sony Group Corp.	296	19,954
Tokio Marine Holdings, Inc.	807	14,600
		76,901
Mexico — 1.3%
Wal-Mart de Mexico SAB de CV	3,777	14,589
Netherlands — 7.0%
ASML Holding NV (a)	53	24,850
Shell plc	1,845	51,115
		75,965
Singapore — 3.0%
DBS Group Holdings Ltd.	1,352	32,679
South Africa — 1.3%
Anglo American plc	485	14,528
South Korea — 4.3%
Delivery Hero SE * (a) (b)	201	6,605
Samsung Electronics Co. Ltd.	962	40,051
		46,656
Spain — 2.2%
Iberdrola SA	2,383	24,229
Sweden — 1.5%
Atlas Copco AB, Class A	1,541	16,452
Switzerland — 1.4%
Lonza Group AG (Registered)	30	15,617
Taiwan — 2.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	481	29,570
United Kingdom — 10.0%
AstraZeneca plc	126	14,812
Diageo plc	807	33,190
Linde plc (a)	90	26,857
Persimmon plc	563	8,425
RELX plc	965	25,947
		109,231
United States — 10.8%
Ferguson plc	166	18,106
Nestle SA (Registered)	456	49,654
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	41

JPMorgan International Focus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Roche Holding AG	99	32,723
Schneider Electric SE	140	17,711
		118,194
Total Common Stocks (Cost $1,046,890)		1,062,924
Short-Term Investments — 7.0%
Investment Companies — 1.8%
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (c) (d)(Cost $19,898)	19,894	19,897
Investment of Cash Collateral from Securities Loaned — 5.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (c) (d)	40,011	40,011
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (c) (d)	16,404	16,404
Total Investment of Cash Collateral from Securities Loaned (Cost $56,412)		56,415
Total Short-Term Investments (Cost $76,310)		76,312
Total Investments — 104.1% (Cost $1,123,200)		1,139,236
Liabilities in Excess of Other Assets — (4.1)%		(44,455)
NET ASSETS — 100.0%		1,094,781

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
PT	Limited liability company

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $26,619.
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2022.
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Banks	12.3%
Oil, Gas & Consumable Fuels	8.2
Pharmaceuticals	7.1
Insurance	5.7
Semiconductors & Semiconductor Equipment	4.8
Food Products	4.4
Metals & Mining	3.6
Technology Hardware, Storage & Peripherals	3.5
Textiles, Apparel & Luxury Goods	3.5
Chemicals	3.4
Food & Staples Retailing	3.0
Road & Rail	3.0
Beverages	2.9
Construction & Engineering	2.5
Household Durables	2.5
Health Care Equipment & Supplies	2.4
Professional Services	2.3
Electric Utilities	2.1
Personal Products	1.9
Capital Markets	1.8
Trading Companies & Distributors	1.6
Electronic Equipment, Instruments & Components	1.6
Interactive Media & Services	1.6
Electrical Equipment	1.6
IT Services	1.4
Machinery	1.4
Life Sciences Tools & Services	1.4
Independent Power and Renewable Electricity Producers	1.2
Internet & Direct Marketing Retail	0.6
Short-Term Investments	6.7
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan International Equity Funds	October 31, 2022

JPMorgan International Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 94.1%
Australia — 6.0%
Aurizon Holdings Ltd.	35	81
BHP Group Ltd.	48	1,155
Commonwealth Bank of Australia	14	909
Dexus, REIT	70	347
Endeavour Group Ltd.	32	147
Goodman Group, REIT	53	582
GPT Group (The), REIT	46	127
Insurance Australia Group Ltd.	52	164
Macquarie Group Ltd.	6	694
Medibank Pvt Ltd.	138	248
Mirvac Group, REIT	161	213
National Australia Bank Ltd.	21	439
Newcrest Mining Ltd.	9	102
QBE Insurance Group Ltd.	41	318
Rio Tinto Ltd.	21	1,220
Rio Tinto plc	10	519
Santos Ltd.	92	451
Wesfarmers Ltd.	12	336
Westpac Banking Corp.	61	938
Woodside Energy Group Ltd.	9	201
Woolworths Group Ltd.	21	437
		9,628
Belgium — 0.5%
KBC Group NV	15	732
China — 0.6%
BOC Hong Kong Holdings Ltd.	131	405
Prosus NV *	9	404
Xinyi Glass Holdings Ltd.	160	206
		1,015
Denmark — 3.3%
Carlsberg A/S, Class B	7	883
Genmab A/S *	1	229
Novo Nordisk A/S, Class B	29	3,106
Orsted A/S (a)	11	898
Vestas Wind Systems A/S	7	149
		5,265
Finland — 0.9%
Kone OYJ, Class B	9	356
Nokia OYJ	66	294
Nordea Bank Abp	85	812
		1,462
INVESTMENTS	SHARES (000)	VALUE ($000)

France — 11.0%
Air Liquide SA	13	1,745
Airbus SE	5	475
Alstom SA	16	328
BNP Paribas SA	28	1,327
Capgemini SE	8	1,318
Kering SA	1	604
L'Oreal SA	6	1,878
LVMH Moet Hennessy Louis Vuitton SE	5	3,163
Pernod Ricard SA	2	386
Safran SA	7	815
Sanofi	6	525
Societe Generale SA	20	446
TotalEnergies SE	42	2,265
Veolia Environnement SA	42	930
Vinci SA	17	1,567
		17,772
Germany — 8.3%
adidas AG	5	467
Allianz SE (Registered)	10	1,897
BASF SE	2	81
Bayer AG (Registered)	8	424
Brenntag SE	2	133
Deutsche Post AG (Registered)	25	886
Deutsche Telekom AG (Registered)	97	1,836
Infineon Technologies AG	40	976
Mercedes-Benz Group AG	3	150
Merck KGaA	3	505
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	5	1,248
RWE AG	36	1,373
SAP SE	12	1,185
Siemens AG (Registered)	9	971
Symrise AG	5	473
Volkswagen AG (Preference)	5	654
Zalando SE * (a)	8	184
		13,443
Hong Kong — 2.2%
AIA Group Ltd.	150	1,136
CK Asset Holdings Ltd.	57	315
CLP Holdings Ltd.	13	87
Hong Kong Exchanges & Clearing Ltd.	20	518
Link, REIT	53	313
Prudential plc	45	422
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	43

JPMorgan International Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hong Kong — continued
Sun Hung Kai Properties Ltd.	24	258
Techtronic Industries Co. Ltd.	48	455
		3,504
Ireland — 0.3%
Kingspan Group plc	3	161
Kingspan Group plc	7	371
		532
Italy — 0.7%
Enel SpA	12	54
FinecoBank Banca Fineco SpA	54	722
UniCredit SpA	29	362
		1,138
Japan — 21.7%
AGC, Inc.	7	223
Asahi Group Holdings Ltd.	26	725
Asahi Kasei Corp.	77	491
Bridgestone Corp.	25	893
Capcom Co. Ltd.	14	389
Central Japan Railway Co.	7	845
Daiichi Sankyo Co. Ltd.	39	1,258
Daikin Industries Ltd.	6	959
Daito Trust Construction Co. Ltd.	1	99
Daiwa House Industry Co. Ltd.	31	617
Denso Corp.	10	481
Dentsu Group, Inc.	29	914
Fast Retailing Co. Ltd.	—	111
Hitachi Ltd.	27	1,216
Honda Motor Co. Ltd.	42	962
Hoya Corp.	12	1,078
ITOCHU Corp.	32	837
Japan Airlines Co. Ltd. *	18	333
Kao Corp.	12	437
Keyence Corp.	4	1,433
Konami Group Corp.	8	355
Kubota Corp.	18	254
Kyowa Kirin Co. Ltd.	20	483
Mitsubishi Corp.	29	783
Mitsubishi UFJ Financial Group, Inc.	131	618
Mitsui Fudosan Co. Ltd.	39	745
Murata Manufacturing Co. Ltd.	13	630
Nidec Corp.	5	286
Nintendo Co. Ltd.	8	325
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
NIPPON EXPRESS HOLDINGS, Inc.	7	332
Nippon Paint Holdings Co. Ltd.	63	404
Nippon Steel Corp.	12	167
Nippon Telegraph & Telephone Corp.	37	1,015
Nomura Research Institute Ltd.	19	429
Ono Pharmaceutical Co. Ltd.	17	393
ORIX Corp.	41	602
Otsuka Corp.	14	444
Recruit Holdings Co. Ltd.	18	539
Rohm Co. Ltd.	5	358
Seven & i Holdings Co. Ltd.	13	482
Shimadzu Corp.	7	192
Shin-Etsu Chemical Co. Ltd.	9	946
Shionogi & Co. Ltd.	9	413
SoftBank Group Corp.	11	459
Sony Group Corp.	23	1,524
Sumitomo Electric Industries Ltd.	45	474
Sumitomo Metal Mining Co. Ltd.	13	376
Sumitomo Mitsui Financial Group, Inc.	38	1,062
Suzuki Motor Corp.	20	669
T&D Holdings, Inc.	40	397
Takeda Pharmaceutical Co. Ltd.	5	127
Terumo Corp.	24	734
Tokio Marine Holdings, Inc.	64	1,168
Tokyo Electron Ltd.	4	947
Toyota Motor Corp.	112	1,557
		34,990
Luxembourg — 0.1%
ArcelorMittal SA	8	184
Netherlands — 6.5%
Adyen NV * (a)	—	407
Akzo Nobel NV	14	828
ASML Holding NV	7	3,109
Koninklijke Ahold Delhaize NV	19	541
Koninklijke DSM NV	6	752
Koninklijke KPN NV	260	727
NN Group NV	17	722
Shell plc	99	2,742
Wolters Kluwer NV	6	639
		10,467
Singapore — 1.1%
DBS Group Holdings Ltd.	43	1,054
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan International Equity Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Singapore — continued
Oversea-Chinese Banking Corp. Ltd.	20	171
Sea Ltd., ADR *	2	79
United Overseas Bank Ltd.	22	424
		1,728
South Korea — 0.1%
Delivery Hero SE * (a)	4	128
Spain — 2.4%
Banco Bilbao Vizcaya Argentaria SA	229	1,183
Banco Santander SA	80	208
Iberdrola SA	190	1,930
Industria de Diseno Textil SA	27	609
		3,930
Sweden — 1.9%
Atlas Copco AB, Class A	85	909
Boliden AB	12	357
SKF AB, Class B	39	557
Volvo AB, Class B	77	1,264
		3,087
Switzerland — 5.3%
Cie Financiere Richemont SA (Registered)	3	321
Givaudan SA (Registered)	—	191
Julius Baer Group Ltd.	3	144
Lonza Group AG (Registered)	3	1,513
Novartis AG (Registered)	34	2,727
SGS SA (Registered)	—	712
Sika AG (Registered)	5	992
UBS Group AG (Registered)	36	575
Zurich Insurance Group AG	3	1,364
		8,539
United Kingdom — 13.1%
3i Group plc	104	1,389
AstraZeneca plc	23	2,697
Barclays plc	687	1,167
Berkeley Group Holdings plc	17	661
BP plc	469	2,594
British American Tobacco plc	17	690
CK Hutchison Holdings Ltd.	19	94
DCC plc	5	276
Diageo plc	52	2,143
HSBC Holdings plc	145	746
InterContinental Hotels Group plc	17	892
INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued
Intertek Group plc	2	94
Lloyds Banking Group plc	2,250	1,080
London Stock Exchange Group plc	1	128
Reckitt Benckiser Group plc	19	1,254
RELX plc	59	1,574
SSE plc	58	1,044
Standard Chartered plc	134	803
Taylor Wimpey plc	147	158
Tesco plc	265	655
Unilever plc	21	953
		21,092
United States — 8.1%
CSL Ltd.	5	1,001
Ferguson plc	1	114
GSK plc	25	406
Nestle SA (Registered)	41	4,453
Roche Holding AG	12	3,975
Schneider Electric SE	14	1,722
Stellantis NV	98	1,320
		12,991
Total Common Stocks (Cost $160,682)		151,627
	NO. OF CONTRACTS
Options Purchased — 1.1%
Put Options Purchased — 1.1%
United States — 1.1%
MSCI EAFE Index
12/30/2022 at USD 1,575.00, European Style
Notional Amount: USD 159,600
Counterparty: Exchange-Traded * (Cost $4,516)	912	1,806
	SHARES (000)
Short-Term Investments — 3.8%
Investment Companies — 3.8%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.79% (b) (c)(Cost $6,096)	6,096	6,096
Total Investments — 99.0% (Cost $171,294)		159,529
Other Assets Less Liabilities — 1.0%		1,678
NET ASSETS — 100.0%		161,207

SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	45

JPMorgan International Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of October 31, 2022.
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	10.7%
Banks	9.8
Insurance	5.7
Oil, Gas & Consumable Fuels	5.2
Chemicals	4.3
Semiconductors & Semiconductor Equipment	3.4
Automobiles	3.3
Textiles, Apparel & Luxury Goods	2.9
Food Products	2.8
Beverages	2.6
Machinery	2.6
Metals & Mining	2.6
Electric Utilities	2.5
Diversified Telecommunication Services	2.2
Professional Services	2.2
Capital Markets	2.2
Personal Products	2.0
IT Services	1.6
Industrial Conglomerates	1.6
Household Durables	1.5
Food & Staples Retailing	1.4
Electronic Equipment, Instruments & Components	1.4
Electrical Equipment	1.3
Real Estate Management & Development	1.3
Building Products	1.2
Trading Companies & Distributors	1.2
Auto Components	1.2
Health Care Equipment & Supplies	1.1
Index Funds	1.1
Equity Real Estate Investment Trusts (REITs)	1.0
Construction & Engineering	1.0
Others (each less than 1.0%)	11.3
Short-Term Investments	3.8
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan International Equity Funds	October 31, 2022

Futures contracts outstanding as of October 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
SPI 200 Index	31	12/15/2022	AUD	3,404	(77)
MSCI EAFE E-Mini Index	47	12/16/2022	USD	4,127	207
					130

Abbreviations
AUD	Australian Dollar
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
USD	United States Dollar

Written Call Options Contracts as of October 31, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
MSCI EAFE Index	Exchange-Traded	912	USD 159,600	USD 1,780.00	12/30/2022	(4,998)
Written Put Options Contracts as of October 31, 2022
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
MSCI EAFE Index	Exchange-Traded	912	USD 159,600	USD 1,325.00	12/30/2022	(342)
Total Written Options Contracts (Premiums Received $4,555)						(5,340)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	47

JPMorgan International Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.3%
Australia — 8.4%
Australia & New Zealand Banking Group Ltd.	177	2,903
BHP Group Ltd.	266	6,381
BlueScope Steel Ltd.	117	1,176
Coronado Global Resources, Inc., CDI (a)	989	1,180
Glencore plc	695	3,985
JB Hi-Fi Ltd.	11	310
Metcash Ltd.	136	356
National Australia Bank Ltd.	53	1,109
Qantas Airways Ltd. *	268	1,001
Rio Tinto Ltd.	24	1,380
Rio Tinto plc	54	2,808
South32 Ltd.	291	668
Westpac Banking Corp.	250	3,869
Woodside Energy Group Ltd.	119	2,743
		29,869
Austria — 1.1%
ANDRITZ AG	12	569
BAWAG Group AG * (a)	14	692
Erste Group Bank AG	25	607
OMV AG	34	1,566
Telekom Austria AG *	59	342
		3,776
Belgium — 0.2%
Ageas SA	18	640
Telenet Group Holding NV	9	136
		776
China — 0.7%
BOC Hong Kong Holdings Ltd.	316	980
Yangzijiang Shipbuilding Holdings Ltd.	1,786	1,515
		2,495
Denmark — 1.6%
D/S Norden A/S	22	1,147
Drilling Co. of 1972 A/S (The) *	18	905
ISS A/S *	47	859
Jyske Bank A/S (Registered) *	11	594
Solar A/S, Class B	9	663
Spar Nord Bank A/S	83	1,006
Sydbank A/S	23	695
		5,869
Egypt — 0.3%
Energean plc	74	1,213
INVESTMENTS	SHARES (000)	VALUE ($000)

Finland — 1.5%
Nokia OYJ	371	1,646
Nordea Bank Abp	277	2,645
Outokumpu OYJ	215	863
TietoEVRY OYJ	10	244
		5,398
France — 10.2%
AXA SA	117	2,890
BNP Paribas SA	75	3,491
Carrefour SA	81	1,308
Cie de Saint-Gobain	25	1,006
Coface SA	41	460
Eiffage SA	12	1,035
Engie SA	154	2,006
IPSOS	18	874
Orange SA	177	1,682
Publicis Groupe SA	20	1,124
Renault SA *	46	1,422
Rothschild & Co.	28	998
Sanofi	71	6,142
Societe Generale SA	70	1,600
Sopra Steria Group SACA	3	371
SPIE SA	25	592
Technip Energies NV	79	1,015
TotalEnergies SE	138	7,551
Verallia SA (a)	33	933
		36,500
Germany — 8.7%
Allianz SE (Registered)	21	3,771
Aurubis AG	7	455
Bayer AG (Registered)	64	3,364
Bayerische Motoren Werke AG	23	1,811
Daimler Truck Holding AG *	26	679
Deutsche Bank AG (Registered)	148	1,415
Deutsche Pfandbriefbank AG (a)	77	577
Deutsche Post AG (Registered)	60	2,119
Deutsche Telekom AG (Registered)	152	2,874
E.ON SE	127	1,066
Freenet AG	21	412
HeidelbergCement AG	12	557
HOCHTIEF AG	5	234
Kloeckner & Co. SE	71	556
Mercedes-Benz Group AG	51	2,946
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan International Equity Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Germany — continued
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	7	1,773
Siemens AG (Registered)	40	4,389
Talanx AG	10	365
Volkswagen AG (Preference)	14	1,733
		31,096
Hong Kong — 0.7%
Hongkong Land Holdings Ltd.	288	1,107
Kerry Properties Ltd.	498	788
Pacific Basin Shipping Ltd.	3,041	736
		2,631
Ireland — 0.3%
Bank of Ireland Group plc	119	859
Italy — 3.2%
Anima Holding SpA (a)	50	154
Assicurazioni Generali SpA	84	1,263
Azimut Holding SpA	22	349
Credito Emiliano SpA	68	405
Eni SpA	209	2,746
Maire Tecnimont SpA (b)	252	780
Mediobanca Banca di Credito Finanziario SpA	73	664
OVS SpA (a)	493	921
Pirelli & C SpA (a)	196	739
Poste Italiane SpA (a)	50	434
UniCredit SpA	176	2,177
Unipol Gruppo SpA	214	923
		11,555
Japan — 21.3%
AGC, Inc.	26	818
Aiful Corp.	138	376
Aozora Bank Ltd.	23	387
Brother Industries Ltd.	40	676
Chiba Bank Ltd. (The)	98	539
Concordia Financial Group Ltd.	148	450
Cosmo Energy Holdings Co. Ltd.	53	1,357
Credit Saison Co. Ltd.	92	981
Dai-ichi Life Holdings, Inc.	102	1,625
Dentsu Group, Inc.	38	1,173
Fuyo General Lease Co. Ltd.	16	889
Hachijuni Bank Ltd. (The)	96	305
Hitachi Ltd.	50	2,251
Honda Motor Co. Ltd.	105	2,399
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Inpex Corp.	147	1,484
Isuzu Motors Ltd.	115	1,351
ITOCHU Corp.	49	1,269
Japan Post Holdings Co. Ltd.	193	1,299
Japan Post Insurance Co. Ltd.	74	1,094
Kamigumi Co. Ltd.	23	435
Kandenko Co. Ltd.	41	232
KDDI Corp.	105	3,100
Marubeni Corp.	185	1,624
Mitsubishi Corp.	98	2,663
Mitsubishi UFJ Financial Group, Inc.	731	3,454
Mitsui & Co. Ltd.	95	2,091
Mitsui Fudosan Co. Ltd.	74	1,423
Mizuho Financial Group, Inc.	178	1,923
MS&AD Insurance Group Holdings, Inc.	44	1,173
Nippon Steel Corp.	104	1,425
Nippon Telegraph & Telephone Corp.	98	2,714
Nomura Real Estate Holdings, Inc.	54	1,223
ORIX Corp.	119	1,751
Resona Holdings, Inc.	190	717
Sekisui House Ltd.	64	1,056
Shizuoka Financial Group, Inc.	91	573
SoftBank Corp.	211	2,078
Sojitz Corp.	71	1,040
Sompo Holdings, Inc.	23	971
Subaru Corp.	95	1,480
Sumitomo Corp.	94	1,194
Sumitomo Forestry Co. Ltd.	78	1,223
Sumitomo Mitsui Financial Group, Inc.	93	2,609
Sumitomo Mitsui Trust Holdings, Inc.	50	1,444
Sumitomo Warehouse Co. Ltd. (The)	70	946
Takeda Pharmaceutical Co. Ltd.	115	3,048
Tokyo Steel Manufacturing Co. Ltd.	53	457
Tokyo Tatemono Co. Ltd.	35	483
Tokyu Fudosan Holdings Corp.	219	1,113
Toyota Boshoku Corp.	74	944
Toyota Motor Corp.	565	7,838
Yamaha Motor Co. Ltd.	55	1,144
		76,312
Luxembourg — 0.5%
ArcelorMittal SA	77	1,724
Netherlands — 6.0%
ABN AMRO Bank NV, CVA (a)	91	896
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	49

JPMorgan International Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Netherlands — continued
Aegon NV	337	1,560
ASR Nederland NV	30	1,298
Heijmans NV, CVA	100	1,012
Koninklijke Ahold Delhaize NV	91	2,529
Koninklijke BAM Groep NV *	372	812
NN Group NV	26	1,114
Randstad NV	13	629
Shell plc	419	11,620
		21,470
Norway — 3.0%
Aker BP ASA, SDR *	26	821
DNB Bank ASA	100	1,766
Elkem ASA (a)	230	763
Equinor ASA	80	2,918
Europris ASA (a)	133	792
Hoegh Autoliners ASA	31	175
Norsk Hydro ASA	170	1,078
Olav Thon Eiendomsselskap ASA	24	408
SpareBank 1 Nord Norge	80	666
SpareBank 1 SMN	42	459
SpareBank 1 SR-Bank ASA	46	470
Storebrand ASA	60	464
		10,780
Singapore — 1.4%
DBS Group Holdings Ltd.	64	1,555
Oversea-Chinese Banking Corp. Ltd.	207	1,775
StarHub Ltd.	378	286
United Overseas Bank Ltd.	68	1,328
		4,944
South Africa — 0.6%
Anglo American plc	76	2,281
Spain — 2.4%
Banco Bilbao Vizcaya Argentaria SA	518	2,672
Banco Santander SA (b)	944	2,448
CaixaBank SA	293	971
Repsol SA	148	2,015
Unicaja Banco SA	540	479
		8,585
Sweden — 2.2%
Bilia AB, Class A	24	252
Boliden AB	25	732
INVESTMENTS	SHARES (000)	VALUE ($000)

Sweden — continued
Loomis AB	31	873
MEKO AB	34	321
Securitas AB, Class B (b)	174	1,425
Skandinaviska Enskilda Banken AB, Class A	169	1,782
SSAB AB, Class B	189	877
Svenska Handelsbanken AB, Class A	173	1,602
		7,864
Switzerland — 5.8%
Julius Baer Group Ltd.	15	737
Mobilezone Holding AG (Registered)	51	807
Novartis AG (Registered)	126	10,202
Swiss Life Holding AG (Registered)	3	1,224
UBS Group AG (Registered)	245	3,892
Zurich Insurance Group AG	9	3,804
		20,666
United Kingdom — 12.7%
Aviva plc	210	1,007
Balfour Beatty plc	249	851
Barclays plc	969	1,647
Barratt Developments plc	139	601
Bellway plc	9	187
Berkeley Group Holdings plc	10	402
BP plc	1,192	6,595
BT Group plc	575	857
Centrica plc	1,490	1,309
CK Hutchison Holdings Ltd.	276	1,374
Crest Nicholson Holdings plc	84	195
Drax Group plc	122	731
DS Smith plc	319	1,062
HSBC Holdings plc	1,225	6,286
IG Group Holdings plc	56	508
Inchcape plc	157	1,341
Investec plc	278	1,395
JD Sports Fashion plc	818	914
JET2 plc *	54	531
Land Securities Group plc, REIT	157	1,026
Legal & General Group plc	752	2,011
Lloyds Banking Group plc	5,734	2,754
Man Group plc	271	673
Marks & Spencer Group plc *	530	642
Mitie Group plc	948	778
Morgan Sindall Group plc	20	348
NatWest Group plc	371	998
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan International Equity Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — continued
OSB Group plc	172	821
Paragon Banking Group plc	75	365
Premier Foods plc	451	536
Redrow plc	48	231
Standard Chartered plc	163	974
Taylor Wimpey plc	325	350
Tesco plc	599	1,478
Vistry Group plc	77	531
Vodafone Group plc	1,914	2,235
WPP plc	106	933
		45,477
United States — 2.5%
GSK plc	253	4,142
Roche Holding AG	3	1,024
Stellantis NV	131	1,763
Stellantis NV	62	837
Tenaris SA	73	1,151
		8,917
Total Common Stocks (Cost $360,347)		341,057
Short-Term Investments — 5.4%
Investment Companies — 4.3%
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (c) (d)(Cost $15,394)	15,392	15,394
Investment of Cash Collateral from Securities Loaned — 1.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (c) (d)	705	705
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (c) (d)	3,290	3,290
Total Investment of Cash Collateral from Securities Loaned (Cost $3,995)		3,995
Total Short-Term Investments (Cost $19,389)		19,389
Total Investments — 100.7% (Cost $379,736)		360,446
Liabilities in Excess of Other Assets — (0.7)%		(2,569)
NET ASSETS — 100.0%		357,877

Percentages indicated are based on net assets.

Abbreviations
CDI	Certificate of interbank deposits
CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $3,806.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	51

JPMorgan International Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Banks	18.9%
Oil, Gas & Consumable Fuels	11.8
Insurance	8.6
Pharmaceuticals	7.7
Metals & Mining	7.6
Automobiles	6.9
Trading Companies & Distributors	3.1
Capital Markets	2.8
Diversified Telecommunication Services	2.3
Wireless Telecommunication Services	2.2
Industrial Conglomerates	2.2
Real Estate Management & Development	1.8
Food & Staples Retailing	1.7
Construction & Engineering	1.5
Household Durables	1.3
Commercial Services & Supplies	1.3
Multi-Utilities	1.2
Media	1.2
Others (each less than 1.0%)	10.5
Short-Term Investments	5.4
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan International Equity Funds	October 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2022
(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
ASSETS:
Investments in non-affiliates, at value	$7,043,817	$2,479,058	$523,221
Investments in affiliates, at value	113,774	47,040	6,343
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	4,793	6,925	—
Cash	363	3,115	124
Foreign currency, at value	1,771	1,368	64
Deposits at broker for futures contracts	—	724	322
Receivables:
Investment securities sold	1,189	481	979
Fund shares sold	40,745	124,257	9,767
Dividends from non-affiliates	4,984	2,198	221
Dividends from affiliates	63	73	15
Tax reclaims	—	40	3,038
Securities lending income (See Note 2.C.)	—(a)	3	1
Variation margin on futures contracts	—	—	13
Total Assets	7,211,499	2,665,282	544,108
LIABILITIES:
Payables:
Investment securities purchased	—	—	2,970
Collateral received on securities loaned (See Note 2.C.)	4,793	6,925	—
Fund shares redeemed	13,131	115	1,045
Variation margin on futures contracts	—	31	—
Accrued liabilities:
Investment advisory fees	4,090	515	265
Administration fees	369	145	33
Distribution fees	105	—	16
Service fees	514	11	21
Custodian and accounting fees	610	346	29
Deferred foreign capital gains tax	32,221	6,549	—
Other	670	77	148
Total Liabilities	56,503	14,714	4,527
Net Assets	$7,154,996	$2,650,568	$539,581

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
NET ASSETS:
Paid-in-Capital	$7,860,400	$3,396,555	$700,213
Total distributable earnings (loss)	(705,404)	(745,987)	(160,632)
Total Net Assets	$7,154,996	$2,650,568	$539,581
Net Assets:
Class A	$358,077	$—	$64,573
Class C	35,997	—	5,096
Class I	1,871,401	171,538	83,608
Class L	1,282,832	—	15,568
Class R2	407	—	—
Class R3	11,182	—	—
Class R4	2,485	—	—
Class R5	12,712	—	—
Class R6	3,579,903	2,479,030	370,736
Total	$7,154,996	$2,650,568	$539,581
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	15,016	—	2,724
Class C	1,577	—	244
Class I	76,438	12,857	3,455
Class L	51,942	—	634
Class R2	17	—	—
Class R3	473	—	—
Class R4	102	—	—
Class R5	514	—	—
Class R6	145,017	186,780	15,169
Net Asset Value (a):
Class A — Redemption price per share	$23.85	$—	$23.70
Class C — Offering price per share (b)	22.82	—	20.85
Class I — Offering and redemption price per share	24.48	13.34	24.20
Class L — Offering and redemption price per share	24.70	—	24.54
Class R2 — Offering and redemption price per share	23.49	—	—
Class R3 — Offering and redemption price per share	23.67	—	—
Class R4 — Offering and redemption price per share	24.39	—	—
Class R5 — Offering and redemption price per share	24.69	—	—
Class R6 — Offering and redemption price per share	24.69	13.27	24.44
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$25.17	$—	$25.01
Cost of investments in non-affiliates	$7,368,331	$3,011,874	$527,921
Cost of investments in affiliates	113,774	47,042	6,343
Cost of foreign currency	—	1,369	64
Investment securities on loan, at value (See Note 2.C.)	4,595	6,699	—
Cost of investment of cash collateral (See Note 2.C.)	4,791	6,925	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan International Equity Funds	October 31, 2022

	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$3,744,294	$1,062,924	$151,627
Investments in affiliates, at value	57,920	19,897	6,096
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	103,571	56,415	—
Options purchased, at value	—	—	1,806
Cash	87	55	811
Foreign currency, at value	103	398	233
Deposits at broker for futures contracts	—	—	616
Receivables:
Investment securities sold	56,993	—	—
Fund shares sold	1,468	9,841	5,416
Dividends from non-affiliates	4,238	1,049	340
Dividends from affiliates	218	30	15
Tax reclaims	8,223	4,104	390
Securities lending income (See Note 2.C.)	8	2	—
Total Assets	3,977,123	1,154,715	167,350
LIABILITIES:
Payables:
Investment securities purchased	19,733	—	—
Collateral received on securities loaned (See Note 2.C.)	103,571	56,415	—
Fund shares redeemed	40,698	2,538	579
Variation margin on futures contracts	—	—	24
Outstanding options written, at fair value	—	—	5,340
Accrued liabilities:
Investment advisory fees	1,378	460	8
Administration fees	100	—	—
Distribution fees	74	59	1
Service fees	137	111	33
Custodian and accounting fees	100	146	25
Other	142	205	133
Total Liabilities	165,933	59,934	6,143
Net Assets	$3,811,190	$1,094,781	$161,207
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	55

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$3,910,637	$1,245,611	$176,837
Total distributable earnings (loss)	(99,447)	(150,830)	(15,630)
Total Net Assets	$3,811,190	$1,094,781	$161,207
Net Assets:
Class A	$304,284	$237,262	$4,032
Class C	6,191	14,034	235
Class I	513,812	433,591	156,582
Class R2	16,764	1,477	—
Class R5	8,328	1,961	20
Class R6	2,961,811	406,456	338
Total	$3,811,190	$1,094,781	$161,207
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	20,627	12,117	287
Class C	446	729	17
Class I	34,174	21,814	11,060
Class R2	1,153	76	—
Class R5	551	99	1
Class R6	196,186	20,420	24
Net Asset Value (a):
Class A — Redemption price per share	$14.75	$19.58	$14.07
Class C — Offering price per share (b)	13.87	19.23	14.00
Class I — Offering and redemption price per share	15.04	19.88	14.16
Class R2 — Offering and redemption price per share	14.53	19.40	—
Class R5 — Offering and redemption price per share	15.13	19.89	14.19
Class R6 — Offering and redemption price per share	15.10	19.90	14.20
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.57	$20.66	$14.85
Cost of investments in non-affiliates	$3,666,547	$1,046,890	$160,682
Cost of investments in affiliates	57,919	19,898	6,096
Cost of options purchased	—	—	4,516
Cost of foreign currency	108	400	231
Investment securities on loan, at value (See Note 2.C.)	97,049	26,619	—
Cost of investment of cash collateral (See Note 2.C.)	103,567	56,412	—
Premiums received from options written	—	—	4,555

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan International Equity Funds	October 31, 2022

JPMorgan International Value Fund
ASSETS:
Investments in non-affiliates, at value	$341,057
Investments in affiliates, at value	15,394
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	3,995
Cash	98
Foreign currency, at value	20
Receivables:
Investment securities sold	56
Fund shares sold	494
Dividends from non-affiliates	1,319
Dividends from affiliates	40
Tax reclaims	1,565
Securities lending income (See Note 2.C.)	3
Total Assets	364,041
LIABILITIES:
Payables:
Investment securities purchased	603
Collateral received on securities loaned (See Note 2.C.)	3,995
Fund shares redeemed	423
Accrued liabilities:
Investment advisory fees	67
Distribution fees	34
Service fees	30
Custodian and accounting fees	20
Other	992
Total Liabilities	6,164
Net Assets	$357,877
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	57

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2022 (continued)
(Amounts in thousands, except per share amounts)
JPMorgan International Value Fund
NET ASSETS:
Paid-in-Capital	$461,581
Total distributable earnings (loss)	(103,704)
Total Net Assets	$357,877
Net Assets:
Class A	$160,039
Class C	1,791
Class I	29,816
Class L	5,451
Class R2	454
Class R5	29
Class R6	160,297
Total	$357,877
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	15,146
Class C	175
Class I	2,740
Class L	504
Class R2	44
Class R5	3
Class R6	14,887
Net Asset Value (a):
Class A — Redemption price per share	$10.57
Class C — Offering price per share (b)	10.23
Class I — Offering and redemption price per share	10.88
Class L — Offering and redemption price per share	10.83
Class R2 — Offering and redemption price per share	10.37
Class R5 — Offering and redemption price per share	10.75
Class R6 — Offering and redemption price per share	10.77
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$11.16
Cost of investments in non-affiliates	$360,347
Cost of investments in affiliates	15,394
Cost of foreign currency	20
Investment securities on loan, at value (See Note 2.C.)	3,806
Cost of investment of cash collateral (See Note 2.C.)	3,995

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan International Equity Funds	October 31, 2022

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2022
(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$—	$4
Interest income from affiliates	1	3	—(a)
Dividend income from non-affiliates	160,318	106,440	20,030
Dividend income from affiliates	462	320	129
Income from securities lending (net) (See Note 2.C.)	93	55	175
Foreign taxes withheld (net)	(14,899)	(10,543)	(2,465)
Total investment income	145,977	96,275	17,873
EXPENSES:
Investment advisory fees	69,534	8,038	4,500
Administration fees	7,353	2,411	562
Distribution fees:
Class A	1,274	—	188
Class C	418	—	58
Class R2	2	—	—
Class R3	32	—	—
Service fees:
Class A	1,274	—	188
Class C	140	—	20
Class I	7,876	415	488
Class L	1,906	—	74
Class R2	1	—	—
Class R3	32	—	—
Class R4	8	—	—
Class R5	16	—	—
Custodian and accounting fees	4,496	2,166	156
Interest expense to affiliates	54	12	15
Professional fees	323	112	131
Trustees’ and Chief Compliance Officer’s fees	59	36	27
Printing and mailing costs	730	46	102
Registration and filing fees	222	105	62
Transfer agency fees (See Note 2.I.)	251	37	41
Other	775	61	82
Total expenses	96,776	13,439	6,694
Less fees waived	(4,150)	(2,070)	(82)
Less expense reimbursements	(114)	—	—
Net expenses	92,512	11,369	6,612
Net investment income (loss)	53,465	84,906	11,261

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	59

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2022 (continued)
(Amounts in thousands)
	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(320,022)(a)	$(209,716)(b)	$(85,967)
Investments in affiliates	27	6	2
Futures contracts	—	(531)	1,173
Foreign currency transactions	(15,165)	(2,412)	(2,187)
Net realized gain (loss)	(335,160)	(212,653)	(86,979)
Distribution of capital gains received from investment company affiliates	—(c)	—	—
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(4,824,365)(d)	(1,083,790)(e)	(134,780)
Investments in affiliates	2	(2)	—
Futures contracts	—	(434)	(1,337)
Foreign currency translations	10,953	30	(435)
Change in net unrealized appreciation/depreciation	(4,813,410)	(1,084,196)	(136,552)
Net realized/unrealized gains (losses)	(5,148,570)	(1,296,849)	(223,531)
Change in net assets resulting from operations	$(5,095,105)	$(1,211,943)	$(212,270)

(a)
Net of foreign capital gains tax of $(17,795).
(b)
Net of foreign capital gains tax of $(3,891).
(c)
Amount rounds to less than one thousand.
(d)
Net of change in foreign capital gains tax of $47,297.
(e)
Net of change in foreign capital gains tax of $6,557.
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan International Equity Funds	October 31, 2022

	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$1	$3
Interest income from affiliates	—	—(a)	1
Dividend income from non-affiliates	132,705	58,979	5,164
Dividend income from affiliates	883	227	35
Income from securities lending (net) (See Note 2.C.)	730	117	—
Foreign taxes withheld (net)	(12,861)	(5,269)	(493)
Total investment income	121,459	54,055	4,710
EXPENSES:
Investment advisory fees	22,239	13,678	418
Administration fees	3,336	1,710	126
Distribution fees:
Class A	933	710	11
Class C	64	143	2
Class R2	104	9	—
Service fees:
Class A	933	710	11
Class C	22	48	1
Class I	1,499	1,628	406
Class R2	52	4	—
Class R5	9	2	—(a)
Custodian and accounting fees	607	496	100
Interest expense to affiliates	12	12	1
Professional fees	147	99	94
Trustees’ and Chief Compliance Officer’s fees	40	33	25
Printing and mailing costs	196	164	33
Registration and filing fees	109	194	123
Transfer agency fees (See Note 2.I.)	113	64	1
Other	149	132	23
Total expenses	30,564	19,836	1,375
Less fees waived	(5,256)	(4,476)	(357)
Less expense reimbursements	—	—(a)	—(a)
Net expenses	25,308	15,360	1,018
Net investment income (loss)	96,151	38,695	3,692

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	61

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2022 (continued)
(Amounts in thousands)
	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(241,534)	$195,962	$(2,273)
Investments in affiliates	(54)	(3)	—
Options purchased	—	—	5,401
Futures contracts	—	71	(913)
Foreign currency transactions	(1,913)	(766)	(192)
Options written	—	—	14,601
Net realized gain (loss)	(243,501)	195,264	16,624
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(1,273,842)	(957,734)	(41,950)
Investments in affiliates	5	2	—
Options purchased	—	—	(1,067)
Futures contracts	—	—	120
Foreign currency translations	(950)	(473)	(26)
Options written	—	—	(2,504)
Change in net unrealized appreciation/depreciation	(1,274,787)	(958,205)	(45,427)
Net realized/unrealized gains (losses)	(1,518,288)	(762,941)	(28,803)
Change in net assets resulting from operations	$(1,422,137)	$(724,246)	$(25,111)
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan International Equity Funds	October 31, 2022

JPMorgan International Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—(a)
Interest income from affiliates	—(a)
Dividend income from non-affiliates	19,474
Dividend income from affiliates	155
Income from securities lending (net) (See Note 2.C.)	136
Foreign taxes withheld (net)	(1,740)
Total investment income	18,025
EXPENSES:
Investment advisory fees	2,109
Administration fees	288
Distribution fees:
Class A	441
Class C	20
Class R2	2
Service fees:
Class A	441
Class C	7
Class I	90
Class L	6
Class R2	1
Class R5	—(a)
Custodian and accounting fees	109
Interest expense to affiliates	2
Professional fees	26
Trustees’ and Chief Compliance Officer’s fees	26
Printing and mailing costs	15
Registration and filing fees	140
Transfer agency fees (See Note 2.I.)	19
Other	47
Total expenses	3,789
Less fees waived	(868)
Less expense reimbursements	(2)
Net expenses	2,919
Net investment income (loss)	15,106

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	63

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2022 (continued)
(Amounts in thousands)
JPMorgan International Value Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(9,226)
Investments in affiliates	(2)
Futures contracts	(355)
Foreign currency transactions	(278)
Net realized gain (loss)	(9,861)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(78,719)
Investments in affiliates	—(a)
Futures contracts	(50)
Foreign currency translations	(225)
Change in net unrealized appreciation/depreciation	(78,994)
Net realized/unrealized gains (losses)	(88,855)
Change in net assets resulting from operations	$(73,749)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan International Equity Funds	October 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$53,465	$(660)	$84,906	$70,642
Net realized gain (loss)	(335,160)	570,100	(212,653)	184,068
Change in net unrealized appreciation/depreciation	(4,813,410)	749,583	(1,084,196)	221,738
Change in net assets resulting from operations	(5,095,105)	1,319,023	(1,211,943)	476,448
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(22,535)	—	—	—
Class C	(2,610)	—	—	—
Class I	(162,208)	(4,875)	(231)	(1)
Class L	(91,277)	(3,336)	—	—
Class R2	(19)	—	—	—
Class R3	(504)	—	—	—
Class R4	(135)	(1)	—	—
Class R5	(704)	(80)	—	—
Class R6	(206,914)	(10,851)	(199,236)	(50,836)
Total distributions to shareholders	(486,906)	(19,143)	(199,467)	(50,837)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,098,777)	1,315,679	268,590	527,435
NET ASSETS:
Change in net assets	(6,680,788)	2,615,559	(1,142,820)	953,046
Beginning of period	13,835,784	11,220,225	3,793,388	2,840,342
End of period	$7,154,996	$13,835,784	$2,650,568	$3,793,388
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,261	$12,685	$96,151	$80,677
Net realized gain (loss)	(86,979)	65,264	(243,501)	332,125
Change in net unrealized appreciation/depreciation	(136,552)	119,032	(1,274,787)	630,933
Change in net assets resulting from operations	(212,270)	196,981	(1,422,137)	1,043,735
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,773)	(839)	(27,845)	(3,040)
Class C	(188)	(80)	(669)	(42)
Class I	(9,923)	(772)	(38,399)	(4,786)
Class L	(2,043)	(920)	—	—
Class R2	—	—	(1,477)	(292)
Class R5	—	—	(678)	(99)
Class R6	(11,157)	(4,405)	(256,785)	(33,732)
Total distributions to shareholders	(25,084)	(7,016)	(325,853)	(41,991)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(297,583)	445,725	713,463	913,051
NET ASSETS:
Change in net assets	(534,937)	635,690	(1,034,527)	1,914,795
Beginning of period	1,074,518	438,828	4,845,717	2,930,922
End of period	$539,581	$1,074,518	$3,811,190	$4,845,717
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan International Equity Funds	October 31, 2022

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$38,695	$58,536	$3,692	$2,600
Net realized gain (loss)	195,264	75,956	16,624	(5,465)
Change in net unrealized appreciation/depreciation	(958,205)	610,179	(45,427)	26,744
Change in net assets resulting from operations	(724,246)	744,671	(25,111)	23,879
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(5,362)	(1,160)	(77)	(29)
Class C	(261)	(42)	(6)	(1)
Class I	(14,693)	(4,486)	(4,049)	(2,175)
Class R2	(21)	(9)	—	—
Class R5	(56)	(32)	(1)	(1)
Class R6	(50,762)	(28,297)	(4)	(1)
Total distributions to shareholders	(71,155)	(34,026)	(4,137)	(2,207)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,030,106)	407,973	37,679	(6,164)
NET ASSETS:
Change in net assets	(2,825,507)	1,118,618	8,431	15,508
Beginning of period	3,920,288	2,801,670	152,776	137,268
End of period	$1,094,781	$3,920,288	$161,207	$152,776
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan International Value Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,106	$13,022
Net realized gain (loss)	(9,861)	4,345
Change in net unrealized appreciation/depreciation	(78,994)	104,838
Change in net assets resulting from operations	(73,749)	122,205
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,496)	(4,156)
Class C	(136)	(106)
Class I	(1,804)	(914)
Class L	(331)	(192)
Class R2	(22)	(11)
Class R5	(2)	(3)
Class R6	(7,825)	(3,877)
Total distributions to shareholders	(18,616)	(9,259)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	53,543	15,889
NET ASSETS:
Change in net assets	(38,822)	128,835
Beginning of period	396,699	267,864
End of period	$357,877	$396,699
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan International Equity Funds	October 31, 2022

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$106,700	$254,285	$—	$—
Distributions reinvested	21,957	—	—	—
Cost of shares redeemed	(198,433)	(192,488)	—	—
Change in net assets resulting from Class A capital transactions	(69,776)	61,797	—	—
Class C
Proceeds from shares issued	1,744	21,002	—	—
Distributions reinvested	2,464	—	—	—
Cost of shares redeemed	(19,963)	(18,983)	—	—
Change in net assets resulting from Class C capital transactions	(15,755)	2,019	—	—
Class I
Proceeds from shares issued	1,051,591	2,529,253	338,191	6,294
Distributions reinvested	152,054	4,534	232	1
Cost of shares redeemed	(2,325,538)	(2,287,926)	(94,988)	(466)
Change in net assets resulting from Class I capital transactions	(1,121,893)	245,861	243,435	5,829
Class L
Proceeds from shares issued	564,411	1,202,345	—	—
Distributions reinvested	90,633	3,299	—	—
Cost of shares redeemed	(934,130)	(693,103)	—	—
Change in net assets resulting from Class L capital transactions	(279,086)	512,541	—	—
Class R2
Proceeds from shares issued	143	415	—	—
Distributions reinvested	19	—	—	—
Cost of shares redeemed	(69)	(288)	—	—
Change in net assets resulting from Class R2 capital transactions	93	127	—	—
Class R3
Proceeds from shares issued	5,710	13,765	—	—
Distributions reinvested	227	—	—	—
Cost of shares redeemed	(2,826)	(5,183)	—	—
Change in net assets resulting from Class R3 capital transactions	3,111	8,582	—	—
Class R4
Proceeds from shares issued	891	2,383	—	—
Distributions reinvested	135	1	—	—
Cost of shares redeemed	(693)	(1,833)	—	—
Change in net assets resulting from Class R4 capital transactions	333	551	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$4,443	$18,329	$—	$—
Distributions reinvested	651	79	—	—
Cost of shares redeemed	(4,459)	(63,474)	—	—
Change in net assets resulting from Class R5 capital transactions	635	(45,066)	—	—
Class R6
Proceeds from shares issued	1,626,066	2,782,507	1,143,019	1,383,412
Distributions reinvested	189,280	9,925	199,235	50,835
Cost of shares redeemed	(1,431,785)	(2,263,165)	(1,317,099)	(912,641)
Change in net assets resulting from Class R6 capital transactions	383,561	529,267	25,155	521,606
Total change in net assets resulting from capital transactions	$(1,098,777)	$1,315,679	$268,590	$527,435
SHARE TRANSACTIONS:
Class A
Issued	3,408	6,043	—	—
Reinvested	591	—	—	—
Redeemed	(6,307)	(4,582)	—	—
Change in Class A Shares	(2,308)	1,461	—	—
Class C
Issued	56	523	—	—
Reinvested	69	—	—	—
Redeemed	(663)	(464)	—	—
Change in Class C Shares	(538)	59	—	—
Class I
Issued	32,274	58,966	18,701	281
Reinvested	3,999	106	12	—(a)
Redeemed	(74,112)	(52,366)	(6,117)	(22)
Change in Class I Shares	(37,839)	6,706	12,596	259
Class L
Issued	17,254	27,731	—	—
Reinvested	2,366	77	—	—
Redeemed	(29,603)	(15,762)	—	—
Change in Class L Shares	(9,983)	12,046	—	—
Class R2
Issued	4	10	—	—
Reinvested	1	—	—	—
Redeemed	(2)	(7)	—	—
Change in Class R2 Shares	3	3	—	—

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan International Equity Funds	October 31, 2022

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
SHARE TRANSACTIONS: (continued)
Class R3
Issued	191	334	—	—
Reinvested	6	—	—	—
Redeemed	(94)	(124)	—	—
Change in Class R3 Shares	103	210	—	—
Class R4
Issued	27	54	—	—
Reinvested	4	—(a)	—	—
Redeemed	(21)	(42)	—	—
Change in Class R4 Shares	10	12	—	—
Class R5
Issued	140	416	—	—
Reinvested	17	2	—	—
Redeemed	(137)	(1,466)	—	—
Change in Class R5 Shares	20	(1,048)	—	—
Class R6
Issued	50,537	63,838	70,374	64,804
Reinvested	4,950	232	10,435	2,474
Redeemed	(45,388)	(51,699)	(76,413)	(42,567)
Change in Class R6 Shares	10,099	12,371	4,396	24,711

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,210	$6,061	$64,303	$128,373
Distributions reinvested	1,698	805	27,642	3,017
Cost of shares redeemed	(10,121)	(15,952)	(73,469)	(50,637)
Change in net assets resulting from Class A capital transactions	(3,213)	(9,086)	18,476	80,753
Class C
Proceeds from shares issued	158	543	1,073	2,112
Distributions reinvested	184	79	669	42
Cost of shares redeemed	(4,364)	(4,769)	(3,015)	(3,467)
Change in net assets resulting from Class C capital transactions	(4,022)	(4,147)	(1,273)	(1,313)
Class I
Proceeds from shares issued	83,067	412,233	439,834	217,953
Distributions reinvested	9,021	721	38,299	4,774
Cost of shares redeemed	(370,731)	(48,189)	(314,861)	(91,184)
Change in net assets resulting from Class I capital transactions	(278,643)	364,765	163,272	131,543
Class L
Proceeds from shares issued	12,743	11,606	—	—
Distributions reinvested	2,037	917	—	—
Cost of shares redeemed	(61,116)	(6,155)	—	—
Change in net assets resulting from Class L capital transactions	(46,336)	6,368	—	—
Class R2
Proceeds from shares issued	—	—	4,712	5,946
Distributions reinvested	—	—	1,474	289
Cost of shares redeemed	—	—	(5,886)	(9,508)
Change in net assets resulting from Class R2 capital transactions	—	—	300	(3,273)
Class R5
Proceeds from shares issued	—	—	2,974	4,537
Distributions reinvested	—	—	650	95
Cost of shares redeemed	—	—	(2,313)	(3,471)
Change in net assets resulting from Class R5 capital transactions	—	—	1,311	1,161
Class R6
Proceeds from shares issued	72,496	135,760	1,168,411	1,637,397
Distributions reinvested	10,393	4,405	256,061	33,605
Cost of shares redeemed	(48,258)	(52,340)	(893,095)	(966,822)
Change in net assets resulting from Class R6 capital transactions	34,631	87,825	531,377	704,180
Total change in net assets resulting from capital transactions	$(297,583)	$445,725	$713,463	$913,051
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan International Equity Funds	October 31, 2022

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
SHARE TRANSACTIONS:
Class A
Issued	189	204	3,518	6,338
Reinvested	58	31	1,370	155
Redeemed	(380)	(561)	(4,281)	(2,491)
Change in Class A Shares	(133)	(326)	607	4,002
Class C
Issued	7	21	62	108
Reinvested	7	3	35	2
Redeemed	(185)	(189)	(185)	(179)
Change in Class C Shares	(171)	(165)	(88)	(69)
Class I
Issued	2,991	13,177	24,681	10,466
Reinvested	301	27	1,865	242
Redeemed	(13,869)	(1,563)	(18,906)	(4,423)
Change in Class I Shares	(10,577)	11,641	7,640	6,285
Class L
Issued	453	384	—	—
Reinvested	67	34	—	—
Redeemed	(2,576)	(212)	—	—
Change in Class L Shares	(2,056)	206	—	—
Class R2
Issued	—	—	272	296
Reinvested	—	—	74	15
Redeemed	—	—	(347)	(468)
Change in Class R2 Shares	—	—	(1)	(157)
Class R5
Issued	—	—	169	219
Reinvested	—	—	32	5
Redeemed	—	—	(123)	(165)
Change in Class R5 Shares	—	—	78	59
Class R6
Issued	2,666	4,263	63,877	79,648
Reinvested	345	163	12,433	1,702
Redeemed	(1,835)	(1,668)	(51,308)	(46,388)
Change in Class R6 Shares	1,176	2,758	25,002	34,962
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$89,525	$195,801	$4,000	$3,079
Distributions reinvested	5,307	1,132	77	29
Cost of shares redeemed	(95,703)	(32,379)	(2,799)	(1,473)
Change in net assets resulting from Class A capital transactions	(871)	164,554	1,278	1,635
Class C
Proceeds from shares issued	1,726	8,415	135	184
Distributions reinvested	259	42	6	1
Cost of shares redeemed	(5,622)	(3,542)	(172)	(7)
Change in net assets resulting from Class C capital transactions	(3,637)	4,915	(31)	178
Class I
Proceeds from shares issued	302,480	534,780	125,491	57,032
Distributions reinvested	14,119	4,249	3,842	2,032
Cost of shares redeemed	(483,530)	(182,797)	(93,112)	(67,180)
Change in net assets resulting from Class I capital transactions	(166,931)	356,232	36,221	(8,116)
Class R2
Proceeds from shares issued	691	947	—	—
Distributions reinvested	21	9	—	—
Cost of shares redeemed	(731)	(716)	—	—
Change in net assets resulting from Class R2 capital transactions	(19)	240	—	—
Class R5
Proceeds from shares issued	421	424	—	—
Distributions reinvested	56	32	1	—(a)
Cost of shares redeemed	(853)	(749)	—	—
Change in net assets resulting from Class R5 capital transactions	(376)	(293)	1	—(a)
Class R6
Proceeds from shares issued	142,067	452,976	251	151
Distributions reinvested	50,271	28,297	4	1
Cost of shares redeemed	(814,180)	(598,948)	(45)	(13)
Redemptions in-kind	(1,236,430)	—	—	—
Change in net assets resulting from Class R6 capital transactions	(1,858,272)	(117,675)	210	139
Total change in net assets resulting from capital transactions	$(2,030,106)	$407,973	$37,679	$(6,164)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan International Equity Funds	October 31, 2022

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
SHARE TRANSACTIONS:
Class A
Issued	3,793	7,283	254	192
Reinvested	205	45	5	2
Redeemed	(4,132)	(1,217)	(185)	(92)
Change in Class A Shares	(134)	6,111	74	102
Class C
Issued	69	316	9	11
Reinvested	10	2	—(a)	—(a)
Redeemed	(247)	(134)	(11)	—(a)
Change in Class C Shares	(168)	184	(2)	11
Class I
Issued	12,761	19,663	8,117	3,560
Reinvested	538	165	241	135
Redeemed	(21,255)	(6,676)	(6,134)	(4,418)
Change in Class I Shares	(7,956)	13,152	2,224	(723)
Class R2
Issued	30	36	—	—
Reinvested	1	—(a)	—	—
Redeemed	(31)	(26)	—	—
Change in Class R2 Shares	—	10	—	—
Class R5
Issued	19	15	—	—
Reinvested	2	1	—(a)	—(a)
Redeemed	(35)	(27)	—	—
Change in Class R5 Shares	(14)	(11)	—(a)	—(a)
Class R6
Issued	6,013	16,687	17	9
Reinvested	1,917	1,099	—(a)	—(a)
Redeemed	(32,570)	(22,086)	(3)	(1)
Redemptions in-kind	(52,192)	—	—	—
Change in Class R6 Shares	(76,832)	(4,300)	14	8

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan International Value Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$37,527	$39,262
Distributions reinvested	8,400	4,095
Cost of shares redeemed	(31,122)	(34,717)
Change in net assets resulting from Class A capital transactions	14,805	8,640
Class C
Proceeds from shares issued	234	165
Distributions reinvested	135	104
Cost of shares redeemed	(1,871)	(2,175)
Change in net assets resulting from Class C capital transactions	(1,502)	(1,906)
Class I
Proceeds from shares issued	10,688	12,348
Distributions reinvested	1,784	829
Cost of shares redeemed	(13,058)	(11,848)
Change in net assets resulting from Class I capital transactions	(586)	1,329
Class L
Proceeds from shares issued	397	2,881
Distributions reinvested	310	179
Cost of shares redeemed	(803)	(3,956)
Change in net assets resulting from Class L capital transactions	(96)	(896)
Class R2
Proceeds from shares issued	69	175
Distributions reinvested	22	11
Cost of shares redeemed	(31)	(252)
Change in net assets resulting from Class R2 capital transactions	60	(66)
Class R5
Proceeds from shares issued	25	21
Distributions reinvested	2	3
Cost of shares redeemed	(54)	(64)
Change in net assets resulting from Class R5 capital transactions	(27)	(40)
Class R6
Proceeds from shares issued	69,981	52,793
Distributions reinvested	7,790	3,621
Cost of shares redeemed	(36,882)	(47,586)
Change in net assets resulting from Class R6 capital transactions	40,889	8,828
Total change in net assets resulting from capital transactions	$53,543	$15,889
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan International Equity Funds	October 31, 2022

	JPMorgan International Value Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021
SHARE TRANSACTIONS:
Class A
Issued	3,140	3,054
Reinvested	685	356
Redeemed	(2,627)	(2,757)
Change in Class A Shares	1,198	653
Class C
Issued	21	12
Reinvested	11	10
Redeemed	(158)	(181)
Change in Class C Shares	(126)	(159)
Class I
Issued	850	923
Reinvested	141	70
Redeemed	(1,082)	(921)
Change in Class I Shares	(91)	72
Class L
Issued	33	219
Reinvested	25	15
Redeemed	(65)	(301)
Change in Class L Shares	(7)	(67)
Class R2
Issued	6	14
Reinvested	2	1
Redeemed	(3)	(20)
Change in Class R2 Shares	5	(5)
Class R5
Issued	2	2
Reinvested	—(a)	—(a)
Redeemed	(4)	(5)
Change in Class R5 Shares	(2)	(3)
Class R6
Issued	5,786	4,060
Reinvested	626	310
Redeemed	(3,067)	(3,744)
Change in Class R6 Shares	3,345	626

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Equity Fund
Class A
Year Ended October 31, 2022	$40.54	$0.06	$(15.42)	$(15.36)	$(0.07)	$(1.26)	$(1.33)
Year Ended October 31, 2021	36.44	(0.14)	4.24	4.10	—	—	—
Year Ended October 31, 2020	30.07	(0.02)	6.56	6.54	(0.17)	—	(0.17)
Year Ended October 31, 2019	23.84	0.19	6.16	6.35	(0.12)	—	(0.12)
Year Ended October 31, 2018	27.58	0.14	(3.84)	(3.70)	(0.04)	—	(0.04)
Class C
Year Ended October 31, 2022	38.96	(0.10)	(14.78)	(14.88)	—	(1.26)	(1.26)
Year Ended October 31, 2021	35.20	(0.34)	4.10	3.76	—	—	—
Year Ended October 31, 2020	29.07	(0.18)	6.35	6.17	(0.04)	—	(0.04)
Year Ended October 31, 2019	23.08	0.04	5.98	6.02	(0.03)	—	(0.03)
Year Ended October 31, 2018	26.80	0.02	(3.74)	(3.72)	—(d)	—	—(d)
Class I
Year Ended October 31, 2022	41.60	0.12	(15.81)	(15.69)	(0.17)	(1.26)	(1.43)
Year Ended October 31, 2021	37.34	(0.04)	4.34	4.30	(0.04)	—	(0.04)
Year Ended October 31, 2020	30.79	0.05	6.75	6.80	(0.25)	—	(0.25)
Year Ended October 31, 2019	24.45	0.27	6.29	6.56	(0.22)	—	(0.22)
Year Ended October 31, 2018	28.29	0.24	(3.96)	(3.72)	(0.12)	—	(0.12)
Class L
Year Ended October 31, 2022	41.96	0.17	(15.95)	(15.78)	(0.22)	(1.26)	(1.48)
Year Ended October 31, 2021	37.64	0.01	4.37	4.38	(0.06)	—	(0.06)
Year Ended October 31, 2020	31.03	0.08	6.80	6.88	(0.27)	—	(0.27)
Year Ended October 31, 2019	24.63	0.29	6.35	6.64	(0.24)	—	(0.24)
Year Ended October 31, 2018	28.49	0.26	(3.99)	(3.73)	(0.13)	—	(0.13)
Class R2
Year Ended October 31, 2022	39.99	(0.02)	(15.22)	(15.24)	—	(1.26)	(1.26)
Year Ended October 31, 2021	36.06	(0.26)	4.19	3.93	—	—	—
Year Ended October 31, 2020	29.78	(0.13)	6.52	6.39	(0.11)	—	(0.11)
Year Ended October 31, 2019	23.73	0.08	6.13	6.21	(0.16)	—	(0.16)
Year Ended October 31, 2018	27.57	0.07	(3.83)	(3.76)	(0.08)	—	(0.08)
Class R3
Year Ended October 31, 2022	40.30	0.06	(15.32)	(15.26)	(0.11)	(1.26)	(1.37)
Year Ended October 31, 2021	36.25	(0.15)	4.20	4.05	—	—	—
Year Ended October 31, 2020	29.96	(0.05)	6.55	6.50	(0.21)	—	(0.21)
Year Ended October 31, 2019	23.78	0.25	6.06	6.31	(0.13)	—	(0.13)
Year Ended October 31, 2018	27.59	0.22	(3.92)	(3.70)	(0.11)	—	(0.11)
Class R4
Year Ended October 31, 2022	41.45	0.13	(15.77)	(15.64)	(0.16)	(1.26)	(1.42)
Year Ended October 31, 2021	37.20	(0.05)	4.32	4.27	(0.02)	—	(0.02)
Year Ended October 31, 2020	30.68	0.04	6.70	6.74	(0.22)	—	(0.22)
Year Ended October 31, 2019	24.42	0.27	6.25	6.52	(0.26)	—	(0.26)
Year Ended October 31, 2018	28.28	0.18	(3.91)	(3.73)	(0.13)	—	(0.13)
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan International Equity Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$23.85	(39.06)%	$358,077	1.25%	0.19%	1.33%	18%
40.54	11.25	702,288	1.24	(0.33)	1.30	25
36.44	21.84	578,112	1.24	(0.06)	1.33	15
30.07	26.77	524,357	1.24	0.69	1.47	34
23.84	(13.44)	369,490	1.24	0.51	1.52	13

22.82	(39.36)	35,997	1.75	(0.35)	1.83	18
38.96	10.68	82,409	1.74	(0.83)	1.80	25
35.20	21.24	72,364	1.74	(0.58)	1.83	15
29.07	26.12	56,830	1.74	0.15	1.98	34
23.08	(13.87)	43,612	1.74	0.06	2.02	13

24.48	(38.92)	1,871,401	1.00	0.37	1.07	18
41.60	11.51	4,753,438	0.99	(0.09)	1.05	25
37.34	22.19	4,016,180	0.99	0.15	1.07	15
30.79	27.04	1,725,882	0.99	0.94	1.21	34
24.45	(13.23)	773,142	0.99	0.84	1.26	13

24.70	(38.84)	1,282,832	0.90	0.53	0.92	18
41.96	11.63	2,598,326	0.89	0.02	0.90	25
37.64	22.29	1,877,489	0.89	0.25	0.92	15
31.03	27.20	926,781	0.89	1.00	1.06	34
24.63	(13.16)	475,997	0.89	0.91	1.11	13

23.49	(39.24)	407	1.55	(0.07)	1.83	18
39.99	10.90	585	1.54	(0.63)	1.78	25
36.06	21.51	414	1.54	(0.41)	2.00	15
29.78	26.35	145	1.54	0.31	2.26	34
23.73	(13.69)	95	1.54	0.26	2.04	13

23.67	(39.08)	11,182	1.30	0.19	1.32	18
40.30	11.17	14,918	1.29	(0.36)	1.30	25
36.25	21.80	5,797	1.29	(0.15)	1.33	15
29.96	26.67	2,151	1.29	0.90	1.49	34
23.78	(13.49)	341	1.29	0.81	1.59	13

24.39	(38.93)	2,485	1.05	0.43	1.08	18
41.45	11.48	3,810	1.04	(0.12)	1.06	25
37.20	22.09	2,962	1.04	0.12	1.08	15
30.68	26.98	1,300	1.04	0.94	1.23	34
24.42	(13.25)	26	1.04	0.63	1.62	13
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Equity Fund (continued)
Class R5
Year Ended October 31, 2022	$41.88	$0.18	$(15.96)	$(15.78)	$(0.15)	$(1.26)	$(1.41)
Year Ended October 31, 2021	37.56	0.01	4.36	4.37	(0.05)	—	(0.05)
Year Ended October 31, 2020	30.96	0.08	6.78	6.86	(0.26)	—	(0.26)
Year Ended October 31, 2019	24.60	0.31	6.31	6.62	(0.26)	—	(0.26)
Year Ended October 31, 2018	28.47	0.39	(4.11)	(3.72)	(0.15)	—	(0.15)
Class R6
Year Ended October 31, 2022	41.95	0.21	(15.95)	(15.74)	(0.26)	(1.26)	(1.52)
Year Ended October 31, 2021	37.61	0.05	4.37	4.42	(0.08)	—	(0.08)
Year Ended October 31, 2020	31.00	0.12	6.78	6.90	(0.29)	—	(0.29)
Year Ended October 31, 2019	24.60	0.31	6.35	6.66	(0.26)	—	(0.26)
Year Ended October 31, 2018	28.46	0.29	(3.99)	(3.70)	(0.16)	—	(0.16)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan International Equity Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$24.69	(38.86)%	$12,712	0.90%	0.55%	0.93%	18%
41.88	11.64	20,676	0.89	0.02	0.91	25
37.56	22.29	57,909	0.89	0.26	0.93	15
30.96	27.19	41,872	0.89	1.08	1.08	34
24.60	(13.14)	1,672	0.89	1.37	1.11	13

24.69	(38.78)	3,579,903	0.80	0.67	0.82	18
41.95	11.75	5,659,334	0.79	0.11	0.80	25
37.61	22.39	4,608,998	0.79	0.37	0.82	15
31.00	27.36	3,034,359	0.79	1.09	0.96	34
24.60	(13.08)	2,936,830	0.79	1.00	1.01	13
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Year Ended October 31, 2022	$20.87	$0.48	$(6.96)	$(6.48)	$(0.52)	$(0.53)	$(1.05)
Year Ended October 31, 2021	18.11	0.51	2.56	3.07	(0.31)	—	(0.31)
Year Ended October 31, 2020	16.78	0.33	1.04	1.37	—	(0.04)	(0.04)
January 30, 2019 (f) through October 31, 2019	16.22	0.31	0.25	0.56	—	—	—
Class R6
Year Ended October 31, 2022	20.77	0.45	(6.88)	(6.43)	(0.54)	(0.53)	(1.07)
Year Ended October 31, 2021	18.01	0.42	2.65	3.07	(0.31)	—	(0.31)
Year Ended October 31, 2020	16.80	0.31	1.07	1.38	(0.13)	(0.04)	(0.17)
December 11, 2018 (h) through October 31, 2019	15.00	0.42	1.46	1.88	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan International Equity Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$13.34	(32.53)%	$171,538	0.45%	3.00%	0.68%	34%
20.87	16.95	5,435	0.45	2.36	0.69	53
18.11	8.15	33	0.45	1.98	1.39	47
16.78	3.45	5	0.44(g)	2.52(g)	0.70(g)	28

13.27	(32.48)	2,479,030	0.35	2.62	0.40	34
20.77	17.09	3,787,953	0.35	1.97	0.40	53
18.01	8.22	2,840,309	0.35	1.87	0.41	47
16.80	12.60	2,090,569	0.34(g)	2.90(g)	0.46(g)	28
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Europe Dynamic Fund
Class A
Year Ended October 31, 2022	$30.91	$0.36	$(6.95)	$(6.59)	$(0.62)
Year Ended October 31, 2021	21.64	0.40(f)	9.14	9.54	(0.27)
Year Ended October 31, 2020	24.25	0.25	(2.16)	(1.91)	(0.70)
Year Ended October 31, 2019	23.01	0.61	1.18	1.79	(0.55)
Year Ended October 31, 2018	27.04	0.42	(4.08)	(3.66)	(0.37)
Class C
Year Ended October 31, 2022	27.25	0.20	(6.13)	(5.93)	(0.47)
Year Ended October 31, 2021	19.10	0.22(f)	8.08	8.30	(0.15)
Year Ended October 31, 2020	21.47	0.12	(1.91)	(1.79)	(0.58)
Year Ended October 31, 2019	20.39	0.44	1.06	1.50	(0.42)
Year Ended October 31, 2018	24.00	0.25	(3.62)	(3.37)	(0.24)
Class I
Year Ended October 31, 2022	31.57	0.24	(6.88)	(6.64)	(0.73)
Year Ended October 31, 2021	22.10	0.47(f)	9.33	9.80	(0.33)
Year Ended October 31, 2020	24.75	0.31	(2.19)	(1.88)	(0.77)
Year Ended October 31, 2019	23.48	0.67	1.21	1.88	(0.61)
Year Ended October 31, 2018	27.60	0.49	(4.17)	(3.68)	(0.44)
Class L
Year Ended October 31, 2022	31.99	0.52	(7.22)	(6.70)	(0.75)
Year Ended October 31, 2021	22.38	0.54(f)	9.44	9.98	(0.37)
Year Ended October 31, 2020	25.05	0.35	(2.23)	(1.88)	(0.79)
Year Ended October 31, 2019	23.70	0.65	1.27	1.92	(0.57)
Year Ended October 31, 2018	27.85	0.51	(4.18)	(3.67)	(0.48)
Class R6
Year Ended October 31, 2022	31.86	0.49	(7.13)	(6.64)	(0.78)
Year Ended October 31, 2021	22.29	0.55(f)	9.41	9.96	(0.39)
Year Ended October 31, 2020	24.96	0.37	(2.22)	(1.85)	(0.82)
Year Ended October 31, 2019	23.70	0.75	1.19	1.94	(0.68)
October 1, 2018 (g) through October 31, 2018	26.32	0.01	(2.63)	(2.62)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)
Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income
(loss) per share would have been $0.38, $0.20, $0.45, $0.52 and $0.53 for Class A, Class C, Class I, Class L and Class R6, respectively, and the net investment income (loss) ratios would have been 1.29%, 0.78%, 1.44%, 1.70% and 1.75% for Class A, Class C, Class I, Class L and Class R6, respectively.

(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan International Equity Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$23.70	(21.70)%	$64,573	1.25%	1.37%	1.28%	75%
30.91	44.30	88,315	1.24	1.37(f)	1.26	92
21.64	(8.21)	68,882	1.24	1.09	1.28	159
24.25	8.14	98,294	1.24	2.67	1.31	83
23.01	(13.72)	124,681	1.24	1.58	1.29	149

20.85	(22.09)	5,096	1.75	0.82	1.78	75
27.25	43.56	11,313	1.74	0.86(f)	1.77	92
19.10	(8.68)	11,082	1.74	0.59	1.77	159
21.47	7.64	19,798	1.74	2.15	1.80	83
20.39	(14.18)	31,125	1.74	1.08	1.79	149

24.20	(21.48)	83,608	0.98	0.81	1.00	75
31.57	44.61	443,053	0.98	1.52(f)	0.99	92
22.10	(7.98)	52,841	0.99	1.33	1.01	159
24.75	8.44	86,582	0.99	2.86	1.05	83
23.48	(13.53)	139,858	0.99	1.84	1.04	149

24.54	(21.39)	15,568	0.85	1.87	0.86	75
31.99	44.88	86,054	0.84	1.78(f)	0.85	92
22.38	(7.86)	55,597	0.85	1.49	0.86	159
25.05	8.49	65,686	0.89	2.77	0.90	83
23.70	(13.41)	389,665	0.88	1.88	0.89	149

24.44	(21.31)	370,736	0.75	1.81	0.76	75
31.86	45.01	445,783	0.74	1.83(f)	0.75	92
22.29	(7.79)	250,426	0.75	1.61	0.76	159
24.96	8.65	271,885	0.79	3.17	0.79	83
23.70	(9.95)	18	0.82	0.67	0.83	149
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Fund
Class A
Year Ended October 31, 2022	$21.63	$0.31	$(5.83)	$(5.52)	$(0.37)	$(0.99)	$(1.36)
Year Ended October 31, 2021	16.47	0.30(d)	5.04	5.34	(0.18)	—	(0.18)
Year Ended October 31, 2020	17.27	0.19	(0.49)	(0.30)	(0.50)	—	(0.50)
Year Ended October 31, 2019	15.56	0.33	1.89	2.22	(0.33)	(0.18)	(0.51)
Year Ended October 31, 2018	17.81	0.33	(2.33)	(2.00)	(0.25)	—	(0.25)
Class C
Year Ended October 31, 2022	20.41	0.20	(5.48)	(5.28)	(0.27)	(0.99)	(1.26)
Year Ended October 31, 2021	15.53	0.18(d)	4.77	4.95	(0.07)	—	(0.07)
Year Ended October 31, 2020	16.29	0.09	(0.45)	(0.36)	(0.40)	—	(0.40)
Year Ended October 31, 2019	14.68	0.23	1.80	2.03	(0.24)	(0.18)	(0.42)
Year Ended October 31, 2018	16.83	0.25	(2.23)	(1.98)	(0.17)	—	(0.17)
Class I
Year Ended October 31, 2022	22.02	0.38	(5.95)	(5.57)	(0.42)	(0.99)	(1.41)
Year Ended October 31, 2021	16.76	0.36(d)	5.13	5.49	(0.23)	—	(0.23)
Year Ended October 31, 2020	17.56	0.21	(0.47)	(0.26)	(0.54)	—	(0.54)
Year Ended October 31, 2019	15.82	0.36	1.93	2.29	(0.37)	(0.18)	(0.55)
Year Ended October 31, 2018	18.09	0.41	(2.40)	(1.99)	(0.28)	—	(0.28)
Class R2
Year Ended October 31, 2022	21.31	0.25	(5.74)	(5.49)	(0.30)	(0.99)	(1.29)
Year Ended October 31, 2021	16.31	0.23(d)	4.99	5.22	(0.22)	—	(0.22)
Year Ended October 31, 2020	17.14	0.13	(0.48)	(0.35)	(0.48)	—	(0.48)
Year Ended October 31, 2019	15.44	0.28	1.88	2.16	(0.28)	(0.18)	(0.46)
Year Ended October 31, 2018	17.70	0.29	(2.33)	(2.04)	(0.22)	—	(0.22)
Class R5
Year Ended October 31, 2022	22.14	0.38	(5.96)	(5.58)	(0.44)	(0.99)	(1.43)
Year Ended October 31, 2021	16.85	0.39(d)	5.15	5.54	(0.25)	—	(0.25)
Year Ended October 31, 2020	17.60	0.24	(0.48)	(0.24)	(0.51)	—	(0.51)
Year Ended October 31, 2019	15.85	0.38	1.94	2.32	(0.39)	(0.18)	(0.57)
Year Ended October 31, 2018	18.13	0.41	(2.40)	(1.99)	(0.29)	—	(0.29)
Class R6
Year Ended October 31, 2022	22.10	0.39	(5.94)	(5.55)	(0.46)	(0.99)	(1.45)
Year Ended October 31, 2021	16.81	0.42(d)	5.13	5.55	(0.26)	—	(0.26)
Year Ended October 31, 2020	17.61	0.26	(0.49)	(0.23)	(0.57)	—	(0.57)
Year Ended October 31, 2019	15.86	0.40	1.93	2.33	(0.40)	(0.18)	(0.58)
Year Ended October 31, 2018	18.13	0.43	(2.39)	(1.96)	(0.31)	—	(0.31)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)
Reflects income from foreign withholding tax claims. Had the Fund not received these proceeds, the net investment income (loss) per share and the net investment income (loss) ratios for each share class would have remained the same.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan International Equity Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$14.75	(27.15)%	$304,284	0.95%	1.76%	1.11%	31%
21.63	32.56	433,033	0.95	1.47(d)	1.11	35
16.47	(1.88)	263,791	0.95	1.17	1.12	28
17.27	14.93	328,312	0.95	2.03	1.22	25
15.56	(11.42)	240,394	0.95	1.88	1.32	33

13.87	(27.51)	6,191	1.45	1.23	1.64	31
20.41	31.94	10,899	1.45	0.91(d)	1.62	35
15.53	(2.38)	9,358	1.45	0.61	1.62	28
16.29	14.39	14,549	1.45	1.51	1.74	25
14.68	(11.89)	18,899	1.45	1.48	1.83	33

15.04	(26.95)	513,812	0.70	2.16	0.86	31
22.02	32.94	584,191	0.70	1.71(d)	0.86	35
16.76	(1.64)	339,416	0.70	1.26	0.86	28
17.56	15.20	190,885	0.70	2.22	0.96	25
15.82	(11.20)	179,831	0.70	2.30	1.06	33

14.53	(27.36)	16,764	1.25	1.46	1.46	31
21.31	32.18	24,598	1.25	1.13(d)	1.47	35
16.31	(2.21)	21,379	1.25	0.79	1.37	28
17.14	14.58	2,099	1.25	1.75	1.57	25
15.44	(11.68)	1,833	1.25	1.64	1.60	33

15.13	(26.88)	8,328	0.60	2.13	0.71	31
22.14	33.04	10,463	0.60	1.85(d)	0.71	35
16.85	(1.52)	6,970	0.60	1.41	0.72	28
17.60	15.38	3,778	0.60	2.31	0.83	25
15.85	(11.16)	19,516	0.60	2.31	0.91	33

15.10	(26.81)	2,961,811	0.50	2.22	0.61	31
22.10	33.20	3,782,533	0.50	1.98(d)	0.60	35
16.81	(1.46)	2,290,008	0.50	1.56	0.61	28
17.61	15.50	2,457,383	0.50	2.46	0.72	25
15.86	(11.04)	3,808,621	0.50	2.42	0.81	33
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Focus Fund
Class A
Year Ended October 31, 2022	$27.55	$0.41	$(7.95)	$(7.54)	$(0.43)
Year Ended October 31, 2021	22.07	0.35(d)	5.32	5.67	(0.19)
Year Ended October 31, 2020	21.15	0.18	0.75	0.93	(0.01)
Year Ended October 31, 2019	18.24	0.26	3.02	3.28	(0.37)
Year Ended October 31, 2018	21.14	0.36	(3.13)	(2.77)	(0.13)
Class C
Year Ended October 31, 2022	27.06	0.29	(7.83)	(7.54)	(0.29)
Year Ended October 31, 2021	21.68	0.20(d)	5.24	5.44	(0.06)
Year Ended October 31, 2020	20.86	0.07	0.75	0.82	—
Year Ended October 31, 2019	17.98	0.16	2.97	3.13	(0.25)
Year Ended October 31, 2018	20.90	0.26	(3.09)	(2.83)	(0.09)
Class I
Year Ended October 31, 2022	27.95	0.47	(8.06)	(7.59)	(0.48)
Year Ended October 31, 2021	22.39	0.42(d)	5.39	5.81	(0.25)
Year Ended October 31, 2020	21.43	0.23	0.78	1.01	(0.05)
Year Ended October 31, 2019	18.49	0.31	3.04	3.35	(0.41)
Year Ended October 31, 2018	21.41	0.44	(3.19)	(2.75)	(0.17)
Class R2
Year Ended October 31, 2022	27.25	0.34	(7.89)	(7.55)	(0.30)
Year Ended October 31, 2021	21.85	0.27(d)	5.26	5.53	(0.13)
Year Ended October 31, 2020	20.99	0.13	0.73	0.86	—
Year Ended October 31, 2019	18.14	0.21	2.98	3.19	(0.34)
Year Ended October 31, 2018	21.11	0.35	(3.17)	(2.82)	(0.15)
Class R5
Year Ended October 31, 2022	27.96	0.49	(8.06)	(7.57)	(0.50)
Year Ended October 31, 2021	22.38	0.44(d)	5.40	5.84	(0.26)
Year Ended October 31, 2020	21.42	0.25	0.78	1.03	(0.07)
Year Ended October 31, 2019	18.49	0.34	3.03	3.37	(0.44)
Year Ended October 31, 2018	21.39	0.53	(3.25)	(2.72)	(0.18)
Class R6
Year Ended October 31, 2022	27.98	0.39	(7.94)	(7.55)	(0.53)
Year Ended October 31, 2021	22.40	0.46(d)	5.40	5.86	(0.28)
Year Ended October 31, 2020	21.44	0.28	0.77	1.05	(0.09)
Year Ended October 31, 2019	18.50	0.27	3.13	3.40	(0.46)
Year Ended October 31, 2018	21.40	0.44	(3.16)	(2.72)	(0.18)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)
Reflects income from foreign withholding tax claims. Had the Fund not received these proceeds, the net investment income (loss) per share and the net investment income (loss) ratios for each share class would have remained the same.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan International Equity Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$19.58	(27.75)%	$237,262	1.00%	1.75%	1.24%	30%
27.55	25.74	337,503	1.00	1.31(d)	1.21	32
22.07	4.39	135,527	1.00	0.86	1.22	38
21.15	18.41	114,629	1.00	1.33	1.32	34
18.24	(13.20)	84,325	1.00	1.75	1.38	63

19.23	(28.13)	14,034	1.50	1.26	1.76	30
27.06	25.11	24,272	1.50	0.77(d)	1.72	32
21.68	3.93	15,463	1.50	0.32	1.73	38
20.86	17.73	18,447	1.50	0.83	1.84	34
17.98	(13.60)	22,532	1.50	1.29	1.89	63

19.88	(27.56)	433,591	0.75	1.99	0.99	30
27.95	26.04	832,039	0.75	1.54(d)	0.96	32
22.39	4.71	372,068	0.75	1.05	0.96	38
21.43	18.62	177,764	0.75	1.57	1.08	34
18.49	(12.96)	189,061	0.75	2.09	1.13	63

19.40	(27.97)	1,477	1.30	1.46	1.53	30
27.25	25.35	2,078	1.30	1.00(d)	1.48	32
21.85	4.10	1,441	1.30	0.61	1.51	38
20.99	18.01	1,049	1.30	1.05	1.74	34
18.14	(13.46)	773	1.30	1.70	1.72	63

19.89	(27.51)	1,961	0.65	2.06	0.91	30
27.96	26.19	3,172	0.65	1.61(d)	0.87	32
22.38	4.79	2,772	0.65	1.16	0.88	38
21.42	18.76	3,082	0.65	1.71	1.04	34
18.49	(12.84)	3,341	0.65	2.56	1.07	63

19.90	(27.44)	406,456	0.55	1.55	0.72	30
27.98	26.28	2,721,224	0.55	1.68(d)	0.71	32
22.40	4.89	2,274,399	0.55	1.31	0.71	38
21.44	18.95	2,284,670	0.55	1.32	0.77	34
18.50	(12.81)	175,198	0.55	2.12	0.87	63
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Hedged Equity Fund
Class A
Year Ended October 31, 2022	$16.73	$0.32	$(2.60)	$(2.28)	$(0.38)
Year Ended October 31, 2021	14.12	0.30	2.58	2.88	(0.27)
Year Ended October 31, 2020	15.58	0.27	(1.49)	(1.22)	(0.24)
March 15, 2019 (f) through October 31, 2019	15.00	0.19	0.39	0.58	—
Class C
Year Ended October 31, 2022	16.68	0.20	(2.56)	(2.36)	(0.32)
Year Ended October 31, 2021	14.06	0.22	2.57	2.79	(0.17)
Year Ended October 31, 2020	15.53	0.20	(1.50)	(1.30)	(0.17)
March 15, 2019 (f) through October 31, 2019	15.00	0.16	0.37	0.53	—
Class I
Year Ended October 31, 2022	16.83	0.33	(2.59)	(2.26)	(0.41)
Year Ended October 31, 2021	14.18	0.32	2.61	2.93	(0.28)
Year Ended October 31, 2020	15.61	0.31	(1.50)	(1.19)	(0.24)
March 15, 2019 (f) through October 31, 2019	15.00	0.32	0.29	0.61	—
Class R5
Year Ended October 31, 2022	16.86	0.35	(2.59)	(2.24)	(0.43)
Year Ended October 31, 2021	14.20	0.35	2.61	2.96	(0.30)
Year Ended October 31, 2020	15.62	0.31	(1.48)	(1.17)	(0.25)
March 15, 2019 (f) through October 31, 2019	15.00	0.34	0.28	0.62	—
Class R6
Year Ended October 31, 2022	16.88	0.37	(2.60)	(2.23)	(0.45)
Year Ended October 31, 2021	14.22	0.39	2.59	2.98	(0.32)
Year Ended October 31, 2020	15.63	0.34	(1.49)	(1.15)	(0.26)
March 15, 2019 (f) through October 31, 2019	15.00	0.35	0.28	0.63	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan International Equity Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$14.07	(13.89)%	$4,032	0.85%	2.13%	1.07%	17%
16.73	20.60	3,561	0.85	1.85	1.05	50
14.12	(8.02)	1,573	0.85	1.84	1.30	85
15.58	3.87	330	0.85(g)	1.95(g)	1.31(g)	9

14.00	(14.36)	235	1.35	1.35	1.58	17
16.68	19.97	320	1.35	1.35	1.55	50
14.06	(8.47)	115	1.35	1.34	1.81	85
15.53	3.53	119	1.35(g)	1.73(g)	1.92(g)	9

14.16	(13.68)	156,582	0.60	2.21	0.81	17
16.83	20.90	148,703	0.60	2.02	0.79	50
14.18	(7.78)	135,542	0.60	2.12	1.03	85
15.61	4.07	59,751	0.60(g)	3.38(g)	1.19(g)	9

14.19	(13.56)	20	0.45	2.30	0.73	17
16.86	21.10	23	0.45	2.19	0.71	50
14.20	(7.68)	19	0.45	2.08	1.04	85
15.62	4.13	21	0.45(g)	3.59(g)	1.03(g)	9

14.20	(13.52)	338	0.35	2.43	0.60	17
16.88	21.19	169	0.35	2.42	0.58	50
14.22	(7.53)	19	0.35	2.33	0.94	85
15.63	4.20	21	0.35(g)	3.69(g)	0.93(g)	9
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund
Class A
Year Ended October 31, 2022	$13.46	$0.44	$(2.72)	$(2.28)	$(0.61)
Year Ended October 31, 2021	9.46	0.43(d)	3.89	4.32	(0.32)
Year Ended October 31, 2020	12.22	0.28	(2.55)	(2.27)	(0.49)
Year Ended October 31, 2019	12.44	0.44	(0.20)	0.24	(0.46)
Year Ended October 31, 2018	14.26	0.36	(1.87)	(1.51)	(0.31)
Class C
Year Ended October 31, 2022	13.02	0.35	(2.62)	(2.27)	(0.52)
Year Ended October 31, 2021	9.14	0.33(d)	3.79	4.12	(0.24)
Year Ended October 31, 2020	11.81	0.21	(2.47)	(2.26)	(0.41)
Year Ended October 31, 2019	12.02	0.36	(0.18)	0.18	(0.39)
Year Ended October 31, 2018	13.78	0.28	(1.82)	(1.54)	(0.22)
Class I
Year Ended October 31, 2022	13.84	0.49	(2.81)	(2.32)	(0.64)
Year Ended October 31, 2021	9.72	0.47(d)	3.99	4.46	(0.34)
Year Ended October 31, 2020	12.54	0.31	(2.61)	(2.30)	(0.52)
Year Ended October 31, 2019	12.76	0.48	(0.20)	0.28	(0.50)
Year Ended October 31, 2018	14.62	0.41	(1.92)	(1.51)	(0.35)
Class L
Year Ended October 31, 2022	13.78	0.49	(2.79)	(2.30)	(0.65)
Year Ended October 31, 2021	9.66	0.47(d)	3.99	4.46	(0.34)
Year Ended October 31, 2020	12.47	0.30	(2.58)	(2.28)	(0.53)
Year Ended October 31, 2019	12.70	0.46	(0.17)	0.29	(0.52)
Year Ended October 31, 2018	14.55	0.41	(1.90)	(1.49)	(0.36)
Class R2
Year Ended October 31, 2022	13.22	0.40	(2.68)	(2.28)	(0.57)
Year Ended October 31, 2021	9.29	0.39(d)	3.82	4.21	(0.28)
Year Ended October 31, 2020	11.96	0.24	(2.51)	(2.27)	(0.40)
Year Ended October 31, 2019	12.20	0.40	(0.20)	0.20	(0.44)
Year Ended October 31, 2018	14.01	0.31	(1.84)	(1.53)	(0.28)
Class R5
Year Ended October 31, 2022	13.67	0.52	(2.80)	(2.28)	(0.64)
Year Ended October 31, 2021	9.60	0.41(d)	4.02	4.43	(0.36)
Year Ended October 31, 2020	12.40	0.33	(2.59)	(2.26)	(0.54)
Year Ended October 31, 2019	12.65	0.49	(0.21)	0.28	(0.53)
Year Ended October 31, 2018	14.51	0.42	(1.91)	(1.49)	(0.37)
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan International Equity Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$10.57	(17.56)%	$160,039	0.98%	3.71%	1.23%	26%
13.46	46.20	187,774	1.00	3.39(d)	1.24	33
9.46	(19.51)	125,744	1.00	2.66	1.26	59
12.22	2.30	181,458	1.00	3.69	1.28	61
12.44	(10.88)	242,231	1.00	2.59	1.27	90

10.23	(18.04)	1,791	1.49	3.01	1.76	26
13.02	45.54	3,923	1.50	2.70(d)	1.77	33
9.14	(19.94)	4,202	1.50	2.07	1.78	59
11.81	1.82	9,358	1.50	3.15	1.80	61
12.02	(11.37)	14,055	1.50	2.06	1.78	90

10.88	(17.38)	29,816	0.73	4.00	0.98	26
13.84	46.51	39,188	0.75	3.58(d)	0.99	33
9.72	(19.31)	26,805	0.75	2.88	1.02	59
12.54	2.56	45,503	0.75	3.91	1.03	61
12.76	(10.62)	66,291	0.75	2.84	1.02	90

10.83	(17.31)	5,451	0.63	4.04	0.83	26
13.78	46.77	7,042	0.66	3.66(d)	0.84	33
9.66	(19.25)	5,585	0.65	2.72	0.85	59
12.47	2.69	30,256	0.65	3.81	0.87	61
12.70	(10.57)	73,651	0.65	2.84	0.87	90

10.37	(17.88)	454	1.28	3.41	1.58	26
13.22	45.84	514	1.30	3.14(d)	1.59	33
9.29	(19.74)	412	1.30	2.27	1.61	59
11.96	2.00	722	1.30	3.47	1.69	61
12.20	(11.19)	1,025	1.30	2.27	1.59	90

10.75	(17.31)	29	0.63	4.23	0.83	26
13.67	46.74	67	0.65	3.24(d)	0.85	33
9.60	(19.26)	77	0.65	3.13	0.86	59
12.40	2.64	88	0.65	4.08	0.87	61
12.65	(10.58)	70	0.65	2.97	0.91	90
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund (continued)
Class R6
Year Ended October 31, 2022	$13.71	$0.50	$(2.77)	$(2.27)	$(0.67)
Year Ended October 31, 2021	9.62	0.49(d)	3.97	4.46	(0.37)
Year Ended October 31, 2020	12.43	0.34	(2.60)	(2.26)	(0.55)
Year Ended October 31, 2019	12.67	0.51	(0.21)	0.30	(0.54)
Year Ended October 31, 2018	14.53	0.43	(1.91)	(1.48)	(0.38)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)
Reflects income from foreign withholding tax claims, including related interest income, less IRS compliance fees. Without these proceeds, the net investment income (loss) per share would have been $0.38, $0.28, $0.42, $0.41, $0.34, $0.35 and $0.44 for Class A, Class C, Class I, Class L, Class R2, Class R5, and
Class R6,respectively, and the net investment income (loss) ratios would have been 3.00%, 2.26%, 3.19%, 3.23%, 2.72%, 2.80% and 3.44% for Class A, Class C,
Class I, Class L, Class R2, Class R5, and Class R6, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan International Equity Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$10.77	(17.23)%	$160,297	0.52%	4.19%	0.72%	26%
13.71	46.99	158,191	0.55	3.83(d)	0.73	33
9.62	(19.22)	105,039	0.55	3.18	0.76	59
12.43	2.83	125,887	0.55	4.22	0.77	61
12.67	(10.49)	124,246	0.55	3.06	0.77	90
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan International Equity Funds	95

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust IV (“JPM IV") (collectively, the “Trusts”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 7 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Emerging Markets Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Research Enhanced Equity Fund	Class I and Class R6	JPM IV	Diversified
JPMorgan Europe Dynamic Fund	Class A, Class C, Class I, Class L and Class R6	JPM I	Diversified
JPMorgan International Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Focus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan International Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Emerging Markets Equity Fund (“Emerging Markets Equity Fund”) is to seek to provide high total return.
The investment objective of JPMorgan Emerging Markets Research Enhanced Equity Fund (“Emerging Markets Research Enhanced Equity Fund”),
JPMorgan International Focus Fund (“International Focus Fund”) and JPMorgan International Value Fund (“International Value Fund”) is to seek to provide long-term capital appreciation.
The investment objective of JPMorgan Europe Dynamic Fund (“Europe Dynamic Fund”) is to seek total return from long-term capital growth. Total return consists of capital growth and current income.
The investment objective of JPMorgan International Equity Fund (“International Equity Fund”) is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.
The investment objective of JPMorgan International Hedged Equity Fund (“International Hedged Equity Fund”) is to seek to provide capital appreciation.
Class L Shares of Europe Dynamic Fund and International Value Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of Europe Dynamic Fund and International Value Fund unless they meet certain requirements as described in the Funds' prospectuses.
Effective as of the close of business on December 31, 2020, all share classes of Emerging Markets Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund's prospectuses.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. ("JPMIM"), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), acts as Adviser (the "Adviser") and Administrator (the "Administrator") to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i)

96	J.P. Morgan International Equity Funds	October 31, 2022

the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the Investment Company Act of 1940, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAV is calculated.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

October 31, 2022	J.P. Morgan International Equity Funds	97

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Emerging Markets Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$575,131	$—	$—	$575,131
China	148,115	1,395,034	—	1,543,149
Hong Kong	—	411,163	—	411,163
India	297,551	1,483,903	—	1,781,454
Indonesia	—	365,041	—	365,041
Macau	—	38,127	—	38,127
Mexico	317,815	—	—	317,815
Panama	64,991	—	—	64,991
Poland	—	23,925	—	23,925
Portugal	—	96,946	—	96,946
South Africa	54,571	127,215	—	181,786
South Korea	—	612,541	—	612,541
Taiwan	491,198	274,785	—	765,983
United States	233,181	32,584	—	265,765
Total Common Stocks	2,182,553	4,861,264	—	7,043,817
Short-Term Investments
Investment Companies	113,774	—	—	113,774
Investment of Cash Collateral from Securities Loaned	4,793	—	—	4,793
Total Short-Term Investments	118,567	—	—	118,567
Total Investments in Securities	$2,301,120	$4,861,264	$—	$7,162,384

Emerging Markets Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$189,552	$—	$—	$189,552
Chile	7,834	—	—	7,834
China	35,603	646,103	—	681,706
Colombia	3,473	—	—	3,473
Greece	—	12,522	—	12,522
Hong Kong	—	5,521	—	5,521
Hungary	—	9,771	—	9,771
India	43,998	349,644	—	393,642
Indonesia	—	57,083	—	57,083
Malaysia	—	31,917	—	31,917
Mexico	92,461	—	—	92,461
Peru	12,487	—	—	12,487
Philippines	—	4,685	—	4,685
Poland	—	13,105	—	13,105
Qatar	—	24,495	—	24,495
Russia	—	—	1,123	1,123
Saudi Arabia	—	102,461	—	102,461

98	J.P. Morgan International Equity Funds	October 31, 2022

Emerging Markets Research Enhanced Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Singapore	$—	$2,477	$—	$2,477
South Africa	32,282	69,123	—	101,405
South Korea	—	320,340	—	320,340
Taiwan	18,300	295,108	—	313,408
Thailand	49,757	15,903	—	65,660
United Arab Emirates	—	24,234	—	24,234
United States	5,589	2,107	—	7,696
Total Common Stocks	491,336	1,986,599	1,123	2,479,058
Rights
Thailand	—	—	—	—
Short-Term Investments
Investment Companies	47,040	—	—	47,040
Investment of Cash Collateral from Securities Loaned	6,925	—	—	6,925
Total Short-Term Investments	53,965	—	—	53,965
Total Investments in Securities	$545,301	$1,986,599	$1,123	$2,533,023
Depreciation in Other Financial Instruments
Futures Contracts	$(434)	$—	$—	$(434)
Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the year ended October 31, 2022.
Europe Dynamic Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$12,215	$—	$12,215
Austria	—	3,143	—	3,143
Denmark	—	40,976	—	40,976
Finland	—	16,722	—	16,722
France	—	99,750	—	99,750
Germany	4,322	90,881	—	95,203
Ireland	6,384	10,128	—	16,512
Italy	—	9,132	—	9,132
Netherlands	—	28,444	—	28,444
Norway	—	4,163	—	4,163
Spain	—	5,355	—	5,355
Sweden	—	13,269	—	13,269
Switzerland	—	29,265	—	29,265
United Kingdom	—	91,176	—	91,176
United States	—	57,896	—	57,896
Total Common Stocks	10,706	512,515	—	523,221
Short-Term Investments
Investment Companies	6,343	—	—	6,343
Total Investments in Securities	$17,049	$512,515	$—	$529,564

October 31, 2022	J.P. Morgan International Equity Funds	99

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
Europe Dynamic Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$14	$—	$—	$14

International Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$103,457	$—	$103,457
Austria	—	22,486	—	22,486
Belgium	—	43,695	—	43,695
Denmark	—	213,343	—	213,343
Finland	—	24,782	—	24,782
France	—	660,818	—	660,818
Germany	—	335,714	—	335,714
Hong Kong	—	139,633	—	139,633
India	46,123	—	—	46,123
Japan	—	648,087	—	648,087
Netherlands	—	217,223	—	217,223
Singapore	—	92,557	—	92,557
South Africa	—	38,357	—	38,357
South Korea	—	61,474	—	61,474
Spain	—	65,120	—	65,120
Sweden	—	148,357	—	148,357
Switzerland	—	84,315	—	84,315
Taiwan	26,302	—	—	26,302
United Kingdom	—	368,811	—	368,811
United States	—	403,640	—	403,640
Total Common Stocks	72,425	3,671,869	—	3,744,294
Short-Term Investments
Investment Companies	57,920	—	—	57,920
Investment of Cash Collateral from Securities Loaned	103,571	—	—	103,571
Total Short-Term Investments	161,491	—	—	161,491
Total Investments in Securities	$233,916	$3,671,869	$—	$3,905,785

International Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$39,820	$—	$39,820
Belgium	—	18,763	—	18,763
Canada	88,266	—	—	88,266
China	—	17,742	—	17,742
Denmark	—	47,805	—	47,805
France	—	127,408	—	127,408

100	J.P. Morgan International Equity Funds	October 31, 2022

International Focus Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Germany	$—	$61,402	$—	$61,402
Hong Kong	—	32,467	—	32,467
India	33,108	—	—	33,108
Indonesia	—	21,532	—	21,532
Japan	—	76,901	—	76,901
Mexico	14,589	—	—	14,589
Netherlands	—	75,965	—	75,965
Singapore	—	32,679	—	32,679
South Africa	—	14,528	—	14,528
South Korea	—	46,656	—	46,656
Spain	—	24,229	—	24,229
Sweden	—	16,452	—	16,452
Switzerland	—	15,617	—	15,617
Taiwan	29,570	—	—	29,570
United Kingdom	—	109,231	—	109,231
United States	—	118,194	—	118,194
Total Common Stocks	165,533	897,391	—	1,062,924
Short-Term Investments
Investment Companies	19,897	—	—	19,897
Investment of Cash Collateral from Securities Loaned	56,415	—	—	56,415
Total Short-Term Investments	76,312	—	—	76,312
Total Investments in Securities	$241,845	$897,391	$—	$1,139,236

International Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$9,628	$—	$9,628
Belgium	—	732	—	732
China	—	1,015	—	1,015
Denmark	—	5,265	—	5,265
Finland	—	1,462	—	1,462
France	—	17,772	—	17,772
Germany	—	13,443	—	13,443
Hong Kong	—	3,504	—	3,504
Ireland	—	532	—	532
Italy	—	1,138	—	1,138
Japan	—	34,990	—	34,990
Luxembourg	—	184	—	184
Netherlands	—	10,467	—	10,467
Singapore	79	1,649	—	1,728
South Korea	—	128	—	128
Spain	—	3,930	—	3,930
Sweden	—	3,087	—	3,087
Switzerland	—	8,539	—	8,539
United Kingdom	—	21,092	—	21,092

October 31, 2022	J.P. Morgan International Equity Funds	101

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
International Hedged Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
United States	$—	$12,991	$—	$12,991
Total Common Stocks	79	151,548	—	151,627
Options Purchased	1,806	—	—	1,806
Short-Term Investments
Investment Companies	6,096	—	—	6,096
Total Investments in Securities	$7,981	$151,548	$—	$159,529
Appreciation in Other Financial Instruments
Futures Contracts	$207	$—	$—	$207
Depreciation in Other Financial Instruments
Futures Contracts	(77)	—	—	(77)
Options Written
Call Options Written	(4,998)	—	—	(4,998)
Put Options Written	(342)	—	—	(342)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(5,210)	$—	$—	$(5,210)

International Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$29,869	$—	$29,869
Austria	—	3,776	—	3,776
Belgium	—	776	—	776
China	—	2,495	—	2,495
Denmark	—	5,869	—	5,869
Egypt	1,213	—	—	1,213
Finland	—	5,398	—	5,398
France	—	36,500	—	36,500
Germany	—	31,096	—	31,096
Hong Kong	—	2,631	—	2,631
Ireland	—	859	—	859
Italy	—	11,555	—	11,555
Japan	—	76,312	—	76,312
Luxembourg	—	1,724	—	1,724
Netherlands	—	21,470	—	21,470
Norway	583	10,197	—	10,780
Singapore	—	4,944	—	4,944
South Africa	—	2,281	—	2,281
Spain	—	8,585	—	8,585
Sweden	—	7,864	—	7,864
Switzerland	—	20,666	—	20,666
United Kingdom	1,918	43,559	—	45,477
United States	—	8,917	—	8,917
Total Common Stocks	3,714	337,343	—	341,057

102	J.P. Morgan International Equity Funds	October 31, 2022

International Value Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$15,394	$—	$—	$15,394
Investment of Cash Collateral from Securities Loaned	3,995	—	—	3,995
Total Short-Term Investments	19,389	—	—	19,389
Total Investments in Securities	$23,103	$337,343	$—	$360,446
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of October 31, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of October 31, 2022.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Emerging Markets Equity Fund	$4,595	$(4,595)	$—
Emerging Markets Research Enhanced Equity Fund	6,699	(6,699)	—
International Equity Fund	97,049	(97,049)	—
International Focus Fund	26,619	(26,619)	—

October 31, 2022	J.P. Morgan International Equity Funds	103

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
International Value Fund	$3,806	$(3,806)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended October 31, 2022, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Emerging Markets Equity Fund	$9
Emerging Markets Research Enhanced Equity Fund	3
Europe Dynamic Fund	5
International Equity Fund	18
International Focus Fund	6
International Value Fund	2
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Emerging Markets Equity Fund
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (a) (b)	$24,800	$2,286,615	$2,197,668	$27	$—(c)	$113,774	113,762	$462	$—(c)
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	222,040	193,500	411,499	(21)*	2	4,022	4,022	147*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	25,886	424,397	449,512	—	—	771	771	56*	—
Total	$272,726	$2,904,512	$3,058,679	$6	$2	$118,567		$665	$—(c)

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

104	J.P. Morgan International Equity Funds	October 31, 2022

Emerging Markets Research Enhanced Equity Fund
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (a) (b)	$3,718	$1,275,230	$1,231,912	$6	$(2)	$47,040	47,035	$320	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	22,493	54,000	73,000	(6)*	—(c)	3,487	3,487	23*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	2,859	148,705	148,126	—	—	3,438	3,438	33*	—
Total	$29,070	$1,477,935	$1,453,038	$—	$(2)	$53,965		$376	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Europe Dynamic Fund
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (a) (b)	$46,060	$377,334	$417,053	$2	$—	$6,343	6,342	$129	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	—	118,000	118,021	21*	—	—	—	192*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	7,173	218,772	225,945	—	—	—	—	51*	—
Total	$53,233	$714,106	$761,019	$23	$—	$6,343		$372	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Equity Fund
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (a) (b)	$123,785	$1,489,471	$1,555,283	$(54)	$1	$57,920	57,914	$883	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	111,000	1,001,000	1,018,975	45*	4	93,074	93,075	788*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	13,466	1,265,827	1,268,796	—	—	10,497	10,497	255*	—
Total	$248,251	$3,756,298	$3,843,054	$(9)	$5	$161,491		$1,926	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

October 31, 2022	J.P. Morgan International Equity Funds	105

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Focus Fund
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (a) (b)	$47,837	$750,870	$778,806	$(3)	$(1)	$19,897	19,894	$227	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	33,000	335,000	327,985	(7)*	3	40,011	40,011	215*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	3,469	322,935	310,000	—	—	16,404	16,404	90*	—
Total	$84,306	$1,408,805	$1,416,791	$(10)	$2	$76,312		$532	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Hedged Equity Fund
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.79% (a) (b)	$3,536	$80,682	$78,122	$—	$—	$6,096	6,096	$35	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.

International Value Fund
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (a) (b)	$2,400	$75,384	$62,388	$(2)	$—(c)	$15,394	15,392	$155	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	3,199	56,500	59,000	6*	—	705	705	71*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	945	100,448	98,103	—	—	3,290	3,290	26*	—
Total	$6,544	$232,332	$219,491	$4	$—(c)	$19,389		$252	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

106	J.P. Morgan International Equity Funds	October 31, 2022

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Options  — International Hedged Equity Fund purchased put and call options on securities to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written — Premiums received by the Fund for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Fund's exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
G. Futures Contracts — Emerging Markets Research Enhanced Equity Fund, Europe Dynamic Fund, International Focus Fund, International Hedged Equity Fund and International Value Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

October 31, 2022	J.P. Morgan International Equity Funds	107

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
Derivatives Volume
The table below discloses the volume of the Funds' options and futures contracts activity during the year ended October 31, 2022.
	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Focus Fund	International Hedged Equity Fund	International Value Fund
Futures Contracts:
Average Notional Balance Long	$45,395	$15,748	$7,890	$6,396	$2,091
Ending Notional Balance Long	12,555	3,180	—	7,531	—
Exchange-Traded Options:
Average Number of Contracts Purchased	—	—	—	813	—
Average Number of Contracts Written	—	—	—	(1,626)	—
Ending Number of Contracts Purchased	—	—	—	912	—
Ending Number of Contracts Written	—	—	—	(1,824)	—
The Funds' derivatives contracts held at October 31, 2022 are not accounted for as hedging instruments under GAAP.
H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
I. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2022 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Emerging Markets Equity Fund
Transfer agency fees	$33	$4	$75	$21	$1	$1	$1	$1	$114	$251
Emerging Markets Research Enhanced Equity Fund
Transfer agency fees	n/a	n/a	17	n/a	n/a	n/a	n/a	n/a	20	37
Europe Dynamic Fund
Transfer agency fees	13	2	22	1	n/a	n/a	n/a	n/a	3	41
International Equity Fund
Transfer agency fees	23	3	27	n/a	21	n/a	n/a	—(a)	39	113

108	J.P. Morgan International Equity Funds	October 31, 2022

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
International Focus Fund
Transfer agency fees	$9	$3	$32	n/a	$1	n/a	n/a	$2	$17	$64
International Hedged Equity Fund
Transfer agency fees	—(a)	—(a)	1	n/a	n/a	n/a	n/a	—(a)	—(a)	1
International Value Fund
Transfer agency fees	13	1	2	$—(a)	1	n/a	n/a	—(a)	2	19

(a)	Amount rounds to less than one thousand.
J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of October 31, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
K. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Emerging Markets Equity Fund	$—	$1,394	$(1,394)
Emerging Markets Research Enhanced Equity Fund	6,032	1,705	(7,737)
Europe Dynamic Fund	—	3,759	(3,759)
International Equity Fund	—	12,347	(12,347)
International Focus Fund	267,587	14,908	(282,495)
International Hedged Equity Fund	—	14	(14)
International Value Fund	—	2,337	(2,337)
The reclassifications for the Funds relate primarily to tax adjustments on certain investments, foreign currency gains or losses, foreign taxes and redemptions in-kind.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Emerging Markets Equity Fund	0.68%
Emerging Markets Research Enhanced Equity Fund	0.25

October 31, 2022	J.P. Morgan International Equity Funds	109

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)

Europe Dynamic Fund	0.60%
International Equity Fund	0.50
International Focus Fund	0.60
International Hedged Equity Fund	0.25
International Value Fund	0.55
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in  Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended October 31, 2022, the effective rate for Emerging Markets Equity Fund, Emerging Markets Research Enhanced Equity Fund, Europe Dynamic Fund, International Equity Fund, International Focus Fund, International Hedged Equity Fund and International Value Fund was 0.07%, 0.075%, 0.075%, 0.075%, 0.075%, 0.075% and 0.075%, respectively of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that the following Funds shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Emerging Markets Equity Fund	0.25%	0.75%	0.50%	0.25%
Europe Dynamic Fund	0.25	0.75	n/a	n/a
International Equity Fund	0.25	0.75	0.50	n/a
International Focus Fund	0.25	0.75	0.50	n/a
International Hedged Equity Fund	0.25	0.75	n/a	n/a
International Value Fund	0.25	0.75	0.50	n/a
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Emerging Markets Equity Fund	$10	$—(a)
Europe Dynamic Fund	1	—
International Equity Fund	36	1
International Focus Fund	62	1
International Hedged Equity Fund	2	—
International Value Fund	31	—

(a)	Amount rounds to less than one thousand.

110	J.P. Morgan International Equity Funds	October 31, 2022

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.10%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
Europe Dynamic Fund	0.25	0.25	0.25	0.10	n/a	n/a	n/a	n/a
International Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Focus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
International Value Fund	0.25	0.25	0.25	0.10	0.25	n/a	n/a	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Emerging Markets Equity Fund	1.24%	1.74%	0.99%	n/a	1.54%	1.29%	1.04%	0.89%	0.79%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.45	n/a	n/a	n/a	n/a	n/a	0.35
Europe Dynamic Fund	1.24	1.74	0.99	n/a	n/a	n/a	n/a	n/a	n/a
International Equity Fund	0.95	1.45	0.70	n/a	1.25	n/a	n/a	0.60	0.50
International Focus Fund	1.00	1.50	0.75	n/a	1.30	n/a	n/a	0.65	0.55
International Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45	0.35
International Value Fund	1.00	1.50	0.75	n/a	1.30	n/a	n/a	0.65	0.55
The expense limitation agreements were in effect for the year ended October 31, 2022 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2023.

October 31, 2022	J.P. Morgan International Equity Funds	111

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
For the year ended October 31, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Emerging Markets Equity Fund	$1,220	$817	$1,974	$4,011	$114
Emerging Markets Research Enhanced Equity Fund	1,039	692	264	1,995	—
Europe Dynamic Fund	—	—	47	47	—
International Equity Fund	2,724	1,813	554	5,091	—
International Focus Fund	2,402	1,505	505	4,412	—(a)
International Hedged Equity Fund	227	122	—(a)	349	—(a)
International Value Fund	459	267	124	850	2

(a)	Amount rounds to less than one thousand.
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2022 were as follows:

Emerging Markets Equity Fund	$137
Emerging Markets Research Enhanced Equity Fund	73
Europe Dynamic Fund	34
International Equity Fund	163
International Focus Fund	62
International Hedged Equity Fund	7
International Value Fund	17
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through October 31, 2022 the amount of these waivers were as follows:

Emerging Markets Equity Fund	$2
Emerging Markets Research Enhanced Equity Fund	2
Europe Dynamic Fund	1
International Equity Fund	2
International Focus Fund	2
International Hedged Equity Fund	1
International Value Fund	1
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended October 31, 2022, Europe Dynamic Fund and International Value Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

112	J.P. Morgan International Equity Funds	October 31, 2022

The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended October 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$1,820,297	$3,447,431
Emerging Markets Research Enhanced Equity Fund	1,122,070	1,061,069
Europe Dynamic Fund	554,449	822,653
International Equity Fund	1,857,747	1,329,780
International Focus Fund	671,371	1,569,645
International Hedged Equity Fund	75,285	26,134
International Value Fund	129,748	94,535
During the year ended October 31, 2022, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$7,551,845	$1,332,227	$1,721,688	$(389,461)
Emerging Markets Research Enhanced Equity Fund	3,131,143	169,635	768,189	(598,554)
Europe Dynamic Fund	541,865	32,206	44,493	(12,287)
International Equity Fund	3,896,606	421,048	411,869	9,179
International Focus Fund	1,141,965	117,960	120,689	(2,729)
International Hedged Equity Fund	168,470	9,710	23,861	(14,151)
International Value Fund	385,707	19,338	44,599	(25,261)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments and wash sale loss deferrals.
The tax character of distributions paid during the year ended October 31, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$72,043	$414,863	$486,906
Emerging Markets Research Enhanced Equity Fund	104,428	95,039	199,467
Europe Dynamic Fund	25,084	—	25,084
International Equity Fund	104,877	220,976	325,853
International Focus Fund	71,155	—	71,155
International Hedged Equity Fund	4,137	—	4,137
International Value Fund	18,616	—	18,616

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

October 31, 2022	J.P. Morgan International Equity Funds	113

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
The tax character of distributions paid during the year ended October 31, 2021 was as follows:
	Ordinary Income*	Total Distributions Paid
Emerging Markets Equity Fund	$19,143	$19,143
Emerging Markets Research Enhanced Equity Fund	50,837	50,837
Europe Dynamic Fund	7,016	7,016
International Equity Fund	41,991	41,991
International Focus Fund	34,026	34,026
International Hedged Equity Fund	2,207	2,207
International Value Fund	9,259	9,259

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of October 31, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$34,114	$(328,713)	$(410,724)
Emerging Markets Research Enhanced Equity Fund	53,880	(194,816)	(605,024)
Europe Dynamic Fund	5,961	(153,878)	(12,671)
International Equity Fund	104,346	(212,015)	8,313
International Focus Fund	42,783	(190,446)	(3,132)
International Hedged Equity Fund	3,097	(4,530)	(14,177)
International Value Fund	13,099	(91,310)	(25,432)
The cumulative timing differences primarily consist of tax adjustments on certain investments and wash sale loss deferrals.
At October 31, 2022, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Markets Equity Fund	$328,713	$—
Emerging Markets Research Enhanced Equity Fund	128,445	66,371
Europe Dynamic Fund	153,878	—
International Equity Fund	72,180	139,835
International Focus Fund	190,446	—
International Hedged Equity Fund	435*	4,095*
International Value Fund	54,421	36,889

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.
During the year ended October 31, 2022, the following Fund utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
International Hedged Equity Fund	$4,146	$9,123

114	J.P. Morgan International Equity Funds	October 31, 2022

6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended October 31, 2022. Average borrowings from the Facility during the year ended October 31, 2022 were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Emerging Markets Equity Fund	$27,442	1.99%	47	$54
Emerging Markets Research Enhanced Equity Fund	13,848	1.62	6	7
Europe Dynamic Fund	39,339	1.31	9	8
International Equity Fund	52,801	1.55	4	6
International Focus Fund	16,226	2.40	11	8
International Value Fund	1,651	0.82	2	—(a)

(a)	Amount rounds to less than one thousand.
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2022.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus of the Applicable Margin.
The Fund did not utilize the Credit Facility during the year ended October 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

October 31, 2022	J.P. Morgan International Equity Funds	115

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
As of October 31, 2022, the Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Emerging Markets Equity Fund	—	—%	3	43.7%
Emerging Markets Research Enhanced Equity Fund	—	—	1	11.9
Europe Dynamic Fund	3	46.3	1	10.2
International Focus Fund	—	—	1	27.8
International Hedged Equity Fund	1	11.4	4	62.5
International Value Fund	—	—	1	82.6
As of October 31, 2022, J.P. Morgan Investor Funds, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Emerging Markets Research Enhanced Equity Fund	—%	29.3%	39.1%
Europe Dynamic Fund	51.6	—	—
International Equity Fund	—	49.5	—
International Focus Fund	13.8	—	—
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
As of October 31, 2022, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:
	Emerging Markets Equity Fund	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Equity Fund	International Focus Fund	International Hedged Equity Fund	International Value Fund
China	21.6%	27.0%	—%	—%	—%	—%	—%
France	—	—	18.8	17.4	11.8	11.1	10.2
Germany	—	—	18.0	—	—	—	—
India	24.9	15.6	—	—	—	—	—
Japan	—	—	—	17.0	—	21.9	21.4
South Korea	—	12.7	—	—	—	—	—
Taiwan	10.7	12.4	—	—	—	—	—
United Kingdom	—	—	17.2	—	10.1	13.2	12.8
As of October 31, 2022, a significant portion of each Fund's investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds' original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

116	J.P. Morgan International Equity Funds	October 31, 2022

The Funds invest in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were  perceived as comparatively stable becoming riskier and more volatile. Emerging Markets Equity Fund and Emerging Markets Research Enhanced Equity Fund each invests a substantial portion of their assets in emerging market countries. These risks are magnified in countries in emerging markets. Emerging market countries typically have less established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable.
In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Redemptions in-kind
On April 21, 2022, certain shareholders sold Class R6 Shares of International Focus Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:
Fund	Value	Gain/(Loss)	Type
International Focus Fund	$1,236,430(a)	$280,048	Redemption in-kind

(a)	This amount includes cash of $99,867 associated with the redemption in-kind.

October 31, 2022	J.P. Morgan International Equity Funds	117

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust IV and Shareholders of JPMorgan Emerging Markets Equity Fund, JPMorgan Emerging Markets Research Enhanced Equity Fund, JPMorgan Europe Dynamic Fund, JPMorgan International Equity Fund, JPMorgan International Focus Fund, JPMorgan International Hedged Equity Fund and JPMorgan International Value Fund.
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Emerging Markets Equity Fund, JPMorgan International Value Fund, JPMorgan Europe Dynamic Fund, JPMorgan International Equity Fund and JPMorgan International Focus Fund (five of the funds constituting JPMorgan Trust I) and JPMorgan Emerging Markets Research Enhanced Equity Fund and JPMorgan International Hedged Equity Fund (two of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the "Funds") as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 22, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

118	J.P. Morgan International Equity Funds	October 31, 2022

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	166	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	166	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	166	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	166
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	166	None

October 31, 2022	J.P. Morgan International Equity Funds	119

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	166	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	166
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	166
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	166	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	None

120	J.P. Morgan International Equity Funds	October 31, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	166
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	166	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	166	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (166 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.

October 31, 2022	J.P. Morgan International Equity Funds	121

TRUSTEES
(Unaudited) (continued)
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

122	J.P. Morgan International Equity Funds	October 31, 2022

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

October 31, 2022	J.P. Morgan International Equity Funds	123

OFFICERS
(Unaudited) (continued)
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

124	J.P. Morgan International Equity Funds	October 31, 2022

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2022, and continued to hold your shares at the end of the reporting period, October 31, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$826.70	$5.80	1.26%
Hypothetical	1,000.00	1,018.85	6.41	1.26
Class C
Actual	1,000.00	824.70	8.09	1.76
Hypothetical	1,000.00	1,016.33	8.94	1.76
Class I
Actual	1,000.00	827.60	4.65	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01
Class L
Actual	1,000.00	828.30	4.19	0.91
Hypothetical	1,000.00	1,020.62	4.63	0.91
Class R2
Actual	1,000.00	825.70	7.18	1.56
Hypothetical	1,000.00	1,017.34	7.93	1.56
Class R3
Actual	1,000.00	826.50	5.98	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class R4
Actual	1,000.00	827.60	4.84	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05
Class R5
Actual	1,000.00	828.00	4.19	0.91
Hypothetical	1,000.00	1,020.62	4.63	0.91

October 31, 2022	J.P. Morgan International Equity Funds	125

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund (continued)
Class R6
Actual	$1,000.00	$828.80	$3.69	0.80%
Hypothetical	1,000.00	1,021.17	4.08	0.80
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Actual	1,000.00	802.20	2.04	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	802.30	1.59	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
JPMorgan Europe Dynamic Fund
Class A
Actual	1,000.00	914.40	6.08	1.26
Hypothetical	1,000.00	1,018.85	6.41	1.26
Class C
Actual	1,000.00	912.10	8.48	1.76
Hypothetical	1,000.00	1,016.33	8.94	1.76
Class I
Actual	1,000.00	915.60	4.88	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01
Class L
Actual	1,000.00	916.00	4.30	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R6
Actual	1,000.00	916.40	3.82	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
JPMorgan International Equity Fund
Class A
Actual	1,000.00	877.50	4.50	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class C
Actual	1,000.00	875.10	6.85	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class I
Actual	1,000.00	878.50	3.31	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class R2
Actual	1,000.00	875.80	5.91	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class R5
Actual	1,000.00	879.10	2.84	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R6
Actual	1,000.00	879.40	2.37	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
JPMorgan International Focus Fund
Class A
Actual	1,000.00	867.50	4.75	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01

126	J.P. Morgan International Equity Funds	October 31, 2022

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Focus Fund (continued)
Class C
Actual	$1,000.00	$865.00	$7.10	1.51%
Hypothetical	1,000.00	1,017.59	7.68	1.51
Class I
Actual	1,000.00	868.50	3.58	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76
Class R2
Actual	1,000.00	866.10	6.16	1.31
Hypothetical	1,000.00	1,018.60	6.67	1.31
Class R5
Actual	1,000.00	868.90	3.11	0.66
Hypothetical	1,000.00	1,021.88	3.36	0.66
Class R6
Actual	1,000.00	869.00	2.69	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57
JPMorgan International Hedged Equity Fund
Class A
Actual	1,000.00	958.40	4.20	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class C
Actual	1,000.00	955.60	6.65	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class I
Actual	1,000.00	959.30	2.96	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R5
Actual	1,000.00	960.10	2.22	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	960.10	1.73	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
JPMorgan International Value Fund
Class A
Actual	1,000.00	896.50	4.54	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class C
Actual	1,000.00	894.20	6.97	1.46
Hypothetical	1,000.00	1,017.85	7.43	1.46
Class I
Actual	1,000.00	897.70	3.40	0.71
Hypothetical	1,000.00	1,021.63	3.62	0.71
Class L
Actual	1,000.00	898.80	2.87	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R2
Actual	1,000.00	894.70	5.97	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class R5
Actual	1,000.00	898.10	2.92	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61

October 31, 2022	J.P. Morgan International Equity Funds	127

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Value Fund (continued)
Class R6
Actual	$1,000.00	$899.00	$2.39	0.50%
Hypothetical	1,000.00	1,022.68	2.55	0.50

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

128	J.P. Morgan International Equity Funds	October 31, 2022

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (money market and alternative products, equity, and fixed income) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements. The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings on June 21-22, 2022 and August 9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds.  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser.  This information includes the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the
Adviser, counsel to the Trusts, and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)
The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management each of the Funds, including personnel changes, if any;
(iii)
The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
(iv)
Information about the structure and distribution strategy for each Fund and how it fits with the Trusts’ other fund offerings;
(v)
The administration services provided by the Adviser in its role as Administrator;

129

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
(vi)
Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trusts and in the financial industry generally;
(vii)
The overall reputation and capabilities of the Adviser and its affiliates;
(viii)
The commitment of the Adviser to provide high quality service to the Funds;
(ix)
Their overall confidence in the Adviser’s integrity;
(x)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund; and
(xi)
The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Funds and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund.  The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances).  The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”) , an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain satisfactory relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on

130

existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Independent Written Evaluation of the Funds’ Senior Officer
The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees.  In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company  involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Funds’ performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Emerging Markets Equity Fund’s performance for Class A, Class I and Class R6 shares was in the fifth, first and first quintiles of both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Emerging Markets Research Enhanced Equity Fund’s performance for both Class I and Class R6 shares was in the third and fourth quintiles of the Peer Group, and in the fourth and third quintiles of the Universe, for the one- and three-year periods ended December 31, 2021,

131

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Europe Dynamic Fund’s performance for Class A shares was in the third, fourth and fourth quintiles of the Peer Group, and in the third, third and fifth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that performance for Class I shares was in the third, third and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. Broadridge did not calculate quintile rankings for the Peer Group for Class I shares of this Fund due to the limited number of funds in the Peer Groups. The Trustees noted that performance for Class R6 shares was in the second and fourth quintiles of the Peer Group, and in the second and third quintiles of the Universe, for the one- and three-year periods ended December 31,2021, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.
The Trustees noted that the International Equity Fund’s performance Class A shares was in the second, second and first quintiles of the Peer Group, and in the second, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees notes that performance for Class I shares was in the first, second and first quintiles of the Peer Group, and in the second, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that the performance for Class R6 shares was in the second, second and first quintiles of the Peer Group, and in the second, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the International Focus Fund’s performance for both Class A and Class I shares was in the fifth, second and first quintiles of the Peer Group, and in the fifth, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth, third and second quintiles of the Peer Group, and in the fourth, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the International Hedged Equity Fund’s performance for Class A shares was in the third quintile of both the Peer Group and Universe, for the one-year period ended December 31,2021. The Trustees noted that the performance for Class I shares was in the third quintile of the Universe, for the one-year period ended December 31, 2021. Broadridge did not calculate quintile rankings for the Peer Group for Class I shares of this Fund due to the limited number of funds in the Peer Groups. The Trustees noted that performance for Class R6 shares was in the fourth quintile of the Peer Group, and in the third quintile of the Universe, for the one-year period ended December 31, 2021. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the International Value Fund’s performance for Class A shares was in the first, fourth and fifth quintiles of the Peer Group, and in the first, fifth and fifth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that performance for Class I shares was in the first, fourth and fourth quintiles of the Peer Group, and in the first, fourth and fifth quintiles of the Universe, for the one-, three- and five-year periods ended December, 31, 2021, respectively. The Trustees notes that performance for Class R6 shares was in the first, fourth and fifth quintiles of both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

132

Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund.  The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements.  The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for Class A shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles of the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the second quintile of both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Emerging Markets Research Enhanced Equity Fund’s net advisory fee and actual total expenses for both the Class I and Class R6 shares were both in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Europe Dynamic Fund’s net advisory fee and actual total expenses for the Class A and Class R6 shares were both in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of the Universe, and that the actual total expenses for Class I shares were in the second quintile of the Universe. Broadridge did not calculate quintile rankings for the Peer Group for Class I shares of this Fund due to the limited number of funds in the Peer Groups. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the International Equity Fund’s net advisory fee and actual total expenses for the Class A shares were both in the first quintile of both the Peer Group and Universe. The Trustees noted that the net advisory fee for both Class I and Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I and Class R6 shares were in the first quintile of the both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the International Focus Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile of both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the first and second quintiles of the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the International Hedged Equity Fund’s net advisory fee and actual total expenses for the Class A and Class R6 shares were both in the first quintile of both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the first quintile of the Universe. Broadridge did not calculate quintile rankings for the Peer Group for Class I shares of this Fund due to the limited number of funds in the Peer Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the International Value Fund’s net advisory fee and actual total expenses for each of the Class A, Class I, and Class R6 shares were both in the first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

133

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2022:
Long-Term Capital Gain Distribution
JPMorgan Emerging Markets Equity Fund	$414,863
JPMorgan Emerging Markets Research Enhanced Equity Fund	95,039
JPMorgan International Equity Fund	220,976
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2022:
Qualified Dividend Income
JPMorgan Emerging Markets Equity Fund	$90,647
JPMorgan Emerging Markets Research Enhanced Equity Fund	52,427
JPMorgan Europe Dynamic Fund	17,517
JPMorgan International Equity Fund	112,014
JPMorgan International Focus Fund	55,969
JPMorgan International Hedged Equity Fund	4,630
JPMorgan International Value Fund	16,716
Foreign Source Income and Foreign Tax Credit Pass Through
For the fiscal year ended October 31, 2022, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined:
	Total Foreign Source Income	Foreign Tax Credit
JPMorgan Emerging Markets Equity Fund	$176,392	$18,604
JPMorgan Emerging Markets Research Enhanced Equity Fund	118,387	11,387
JPMorgan Europe Dynamic Fund	22,377	2,090
JPMorgan International Equity Fund	147,232	9,713
JPMorgan International Focus Fund	67,288	5,167
JPMorgan International Hedged Equity Fund	5,365	493
JPMorgan International Value Fund	21,305	1,346

134	J.P. Morgan International Equity Funds	October 31, 2022

Rev. January 2011

FACT	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds protect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. October 2022.
AN-INTEQ-1022

Annual Report
J.P. Morgan Tax Aware Funds
October 31, 2022
JPMorgan Tax Aware Equity Fund
JPMorgan Tax Aware Real Return Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
December 15, 2022 (Unaudited)
Dear Shareholder,
Global financial markets reflected turmoil in the global economy in 2022, stirred by sharply higher inflation, rising interest rates, sporadic pandemic disruptions and the widening impact of the Russia-Ukraine conflict. Prices for both equities and bonds tumbled during the first half of the year and remained under pressure through the end of October.

“While investors seek to adapt to the
current market environment, we
believe a well-diversified portfolio
and a patient outlook remain crucial
components of a successful invest-
ment approach.”
— Brian S. Shlissel

Emerging market equities underperformed both the U.S. and other developed equity markets amid economic weakness in China and slowing global demand during the period. Across Europe, the war in Ukraine set off an energy crisis as a result of reduced imports of natural gas from Russia. U.S. equity markets also fell in 2022, but surprisingly strong corporate earnings and consumer spending helped leading U.S. indexes to rebound from their lowest levels. For the twelve month period ended October 31, 2022, the MSCI Emerging Markets Index returned -31.0%, the MSCI EAFE Index returned -23.0% and the S&P 500 Index returned -14.6%.
Notably, some recent U.S. inflationary data has indicated signs of easing price pressures and U.S. economic output as measured by gross domestic product turned positive in the third quarter of 2022, following two consecutive quarters of negative growth. Though the U.S. economy has lost momentum in 2022, it has not yet fallen into recession. Meanwhile, as the potential for a rapid resolution to the war in Ukraine appears to have faded, the European Union and its largest constituent nations have moved to secure sufficient winter energy supplies while decreasing their dependence on imports of natural gas from Russia. In the U.K., a year-long political crisis was resolved with the accession of Rishi Sunak to prime minister in October 2022, which helped shore up the value of British pound and stabilize U.K. financial markets. China has eased some of the social restrictions under its “Zero Covid” policy and domestic equity indexes recently rose amid investor expectations that China’s economy may fully reopen in the coming months.
As 2022 comes to a close, financial markets are likely to remain volatile due to investor uncertainty regarding the outlook for inflation, interest rates and economic momentum. Increased geo-political tensions between Russia and Ukraine’s Western allies also remains a headwind for global financial markets.
Investors this year have confronted economic and financial market conditions not experienced in many years. While investors seek to adapt to the current market environment, we believe a well-diversified portfolio and a patient outlook remain crucial components of a successful investment approach. Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely yours,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

October 31, 2022	J.P. Morgan Tax Aware Funds	1

J.P. Morgan Tax Aware Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)
While developed market equities largely ended 2021 with positive returns, global prices for equities and bonds plummeted in 2022 amid accelerating inflation, rising interest rates, pandemic disruptions in China and the outbreak of conflict in Ukraine. Returns for both equity and bond markets broadly declined during the first half of 2022 and remained in negative territory through the end of October. Notably, global energy prices rose sharply in the first half of 2022 before receding somewhat in the third quarter.
In the U.S., investors largely kept their focus on inflation data as indicators of short-term policy of the U.S. Federal Reserve. In mid-March 2022, the central bank initiated its first interest rate increase since late 2018, and then followed with four more rate raises by the end of September 2022.
U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and dropped 0.6% in the second quarter before rebounding to a 2.6% increase in the third quarter. Consumer spending declined but remained somewhat better than investors expected. By the end of June 2022, U.S. equity prices had tumbled more than 20% from the start of the year, which is generally considered a bear market. However, equity prices rebounded somewhat by the end of October 2022.
Within U.S. equities, growth stocks generally underperformed value stocks and small cap and mid cap stocks slightly underperformed large cap stocks. For the twelve months ended October 31, 2022, the S&P 500 Index returned -14.6%.

2	J.P. Morgan Tax Aware Funds	October 31, 2022

JPMorgan Tax Aware Equity Fund
FUNDS COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(16.63)%
S&P 500 Index	(14.61)%
Net Assets as of 10/31/2022 (In Thousands)	$1,065,418
INVESTMENT OBJECTIVE**
The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended October 31, 2022.
The Fund’s overweight position in the media sector and its underweight position in the energy sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the pharmaceutical/medical technology sector and in the auto & transportation sector were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in NXP Semiconductors Inc., Snap Inc. and Charter Communications Inc. Shares of NXP Semiconductors, a semiconductor manufacturer based in the Netherlands, fell amid investor concerns about slowing demand for semiconductors. Shares of Snap, an online photography and images platform provider, fell after the company reported lower-than-expected revenue during the period. Shares of Charter Communications, a broadband services provider, fell amid weakness in broadband demand and after the company reported weaker-than-expected results for the third quarter of 2022.
Leading individual contributors to relative performance included the Fund’s overweight positions in Eli Lilly & Co., AutoZone Inc. and AbbVie Inc. Shares of Eli Lilly, a pharmaceuticals maker, rose as the company launched several new drugs during the period. Shares of AutoZone, an automotive parts retail chain, rose amid consistent growth in earnings and revenue during the period. Shares of AbbVie, a biopharmaceutical company, rose after the company reported better-than-expected earnings for the third quarter of 2022 and increased its quarterly dividend.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, researching companies to determine what the portfolio managers believed to be the companies’ underlying value and potential for future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	8.9%
2.	Apple, Inc.	5.8
3.	UnitedHealth Group, Inc.	5.4
4.	Amazon.com, Inc.	4.8
5.	Alphabet, Inc., Class A	3.7
6.	Alphabet, Inc., Class C	3.6
7.	Eli Lilly & Co.	3.5
8.	AbbVie, Inc.	3.2
9.	Mastercard, Inc., Class A	2.8
10.	Texas Instruments, Inc.	2.8

PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	25.8%
Health Care	17.3
Communication Services	9.9
Consumer Discretionary	9.8
Industrials	9.3
Financials	9.1
Consumer Staples	6.5
Energy	5.5
Utilities	2.3
Materials	1.7
Short-Term Investments	2.8

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2022	J.P. Morgan Tax Aware Funds	3

JPMorgan Tax Aware Equity Fund
FUNDS COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022

		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	March 22, 2011
With Sales Charge *		(21.33)%	(23.78)%	(10.15)%	9.12%	6.91%	7.16%	12.24%	10.70%	10.00%
Without Sales Charge		(16.96)	(19.55)	(7.43)	10.30	8.07	8.05	12.85	11.30	10.54
CLASS C SHARES	March 22, 2011
With CDSC **		(18.38)	(20.97)	(8.24)	9.75	7.57	7.67	12.40	10.93	10.18
Without CDSC		(17.38)	(19.97)	(7.65)	9.75	7.57	7.67	12.40	10.93	10.18
Class I SHARES	January 30, 1997	(16.63)	(19.29)	(7.20)	10.75	8.42	8.39	13.32	11.67	10.92
Class R6 SHARES	October 01, 2018	(16.53)	(19.21)	(7.12)	10.85	8.49	8.46	13.37	11.71	10.96

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/12 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Equity Fund and the S&P 500 Index from October 31, 2012 to October 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares, with the exception of returns noted above as returns after taxes.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Tax Aware Funds	October 31, 2022

JPMorgan Tax Aware Real Return Fund
FUNDS COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(7.20)%
Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index	(8.94)%
Tax Aware Real Return Composite Benchmark **	(4.62)%
Net Assets as of 10/31/2022 (In Thousands)	$562,823
INVESTMENT OBJECTIVE***
The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares had a negative absolute return and outperformed the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) and underperformed the Tax Aware Real Return Composite Benchmark for the twelve months ended October 31, 2022. The Bloomberg Inflation Swap 5-Year Zero Coupon Index returned 5.85% for the period.
The Fund’s hedge against inflation, which was implemented through the use of swaps contracts, was a leading contributor to absolute performance as U.S. inflation reached its highest levels in 40 years amid continued supply chain disruptions, volatile energy prices and the ongoing Russia-Ukraine conflict.
Relative to the Benchmark, the Fund’s underweight position in local general obligation bonds and transportation sector bonds were leading contributors to performance. The Fund’s longer overall duration was a leading detractor from relative performance as interest rates rose during the period. Generally, bonds of longer duration will experience a larger decline in price compared with shorter duration bonds when interest rates rise. The Fund’s overweight allocations to bonds rated single-A and BBB also detracted from relative performance.
HOW WAS THE FUND POSITIONED?
Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its bias to high quality debt securities, as the Fund’s portfolio managers preferred higher quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero coupon inflation linked swaps (“inflation swaps”) to purchase protection against inflation along the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.
During the period, the Fund’s portfolio managers increased the aggregate amount of hedged positions to 83% from 100% at the start of the period.
INVESTMENT APPROACH
The Fund uses inflation swaps in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security of equal maturity
The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities.  Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.
PORTFOLIO COMPOSITION AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Municipal Bonds	90.5%
Short-Term Investments	9.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

October 31, 2022	J.P. Morgan Tax Aware Funds	5

JPMorgan Tax Aware Real Return Fund
FUNDS COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The Fund’s Composite Benchmark is determined by adding the return of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index (formerly known as Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index) and the Bloomberg Inflation Swap 5 Year Zero Coupon Index (formerly known as
Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index).
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. Morgan Tax Aware Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022

		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	August 31, 2005
With Sales Charge *		(10.95)%	(10.97)%	(5.93)%	0.37%	0.33%	0.71%	0.38%	0.35%	0.76%
Without Sales Charge		(7.46)	(7.48)	(3.84)	1.15	1.11	1.31	0.77	0.74	1.07
CLASS C SHARES	August 31, 2005
With CDSC **		(8.93)	(8.95)	(4.90)	0.66	0.63	0.83	0.30	0.29	0.62
Without CDSC		(7.93)	(7.95)	(4.31)	0.66	0.63	0.83	0.30	0.29	0.62
Class I SHARES	August 31, 2005	(7.20)	(7.22)	(3.59)	1.42	1.38	1.58	1.03	1.00	1.32
Class R6 SHARES	August 16, 2013	(7.11)	(7.14)	(3.50)	1.50	1.48	1.68	1.11	1.10	1.42

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/12 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance  of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Real Return Fund, the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark from October 31, 2012 to October 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable.
The Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Inflation Swap 5 Year Zero Coupon Index. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.
The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower.
Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares, with the exception of returns noted above as returns after taxes.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2022	J.P. Morgan Tax Aware Funds	7

JPMorgan Tax Aware Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%
Banks — 4.1%
Bank of America Corp.	653	23,547
First Republic Bank	19	2,274
Wells Fargo & Co.	379	17,430
		43,251
Beverages — 3.0%
Monster Beverage Corp. *	118	11,012
PepsiCo, Inc.	115	20,899
		31,911
Biotechnology — 3.9%
AbbVie, Inc.	230	33,686
Biogen, Inc. *	13	3,685
Regeneron Pharmaceuticals, Inc. *	6	4,268
		41,639
Capital Markets — 1.6%
Morgan Stanley	200	16,448
Chemicals — 1.7%
Linde plc (United Kingdom)	60	17,979
Commercial Services & Supplies — 1.5%
Waste Connections, Inc.	122	16,040
Consumer Finance — 1.4%
American Express Co.	104	15,379
Electric Utilities — 2.4%
NextEra Energy, Inc.	323	25,069
Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	40	19,859
Food Products — 1.6%
Mondelez International, Inc., Class A	281	17,267
Health Care Equipment & Supplies — 1.0%
Boston Scientific Corp. *	252	10,872
Health Care Providers & Services — 5.5%
UnitedHealth Group, Inc.	105	58,100
Hotels, Restaurants & Leisure — 2.1%
Booking Holdings, Inc. *	3	6,450
Hilton Worldwide Holdings, Inc.	83	11,186
Yum! Brands, Inc.	43	5,085
		22,721
Industrial Conglomerates — 1.6%
Honeywell International, Inc.	81	16,616
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — 2.2%
Arthur J Gallagher & Co.	29	5,463
Progressive Corp. (The)	140	17,912
		23,375
Interactive Media & Services — 8.1%
Alphabet, Inc., Class A *	423	39,989
Alphabet, Inc., Class C *	411	38,917
Meta Platforms, Inc., Class A *	80	7,421
		86,327
Internet & Direct Marketing Retail — 4.8%
Amazon.com, Inc. *	501	51,282
IT Services — 3.7%
Fiserv, Inc. *	89	9,103
Mastercard, Inc., Class A	92	30,271
		39,374
Life Sciences Tools & Services — 2.2%
Danaher Corp.	93	23,506
Machinery — 1.4%
Deere & Co.	38	15,160
Media — 0.7%
Charter Communications, Inc., Class A *	21	7,843
Oil, Gas & Consumable Fuels — 5.5%
ConocoPhillips	222	28,017
Coterra Energy, Inc.	146	4,530
Exxon Mobil Corp.	238	26,384
		58,931
Pharmaceuticals — 4.8%
Bristol-Myers Squibb Co.	182	14,084
Eli Lilly & Co.	103	37,243
		51,327
Road & Rail — 4.8%
Norfolk Southern Corp.	95	21,691
Old Dominion Freight Line, Inc.	21	5,931
Union Pacific Corp.	120	23,598
		51,220
Semiconductors & Semiconductor Equipment — 7.4%
Analog Devices, Inc.	71	10,140
ASML Holding NV (Registered), NYRS (Netherlands)	11	4,937
NVIDIA Corp.	78	10,582
SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. Morgan Tax Aware Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
NXP Semiconductors NV (China)	161	23,533
Texas Instruments, Inc.	187	30,086
		79,278
Software — 9.0%
Microsoft Corp.	411	95,501
Specialty Retail — 2.9%
AutoZone, Inc. *	6	14,364
Lowe's Cos., Inc.	87	16,903
		31,267
Technology Hardware, Storage & Peripherals — 5.8%
Apple, Inc.	406	62,233
Wireless Telecommunication Services — 1.1%
T-Mobile US, Inc. *	75	11,420
Total Common Stocks (Cost $424,390)		1,041,195
Short-Term Investments — 2.8%
Investment Companies — 2.8%
JPMorgan Prime Money Market Fund Class IM Shares, 3.18% (a) (b) (Cost $29,647)	29,643	29,645
Total Investments — 100.5% (Cost $454,037)		1,070,840
Liabilities in Excess of Other Assets — (0.5)%		(5,422)
NET ASSETS — 100.0%		1,065,418

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Tax Aware Funds	9

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 78.1% (a)
Alabama — 1.9%
Alabama Public School and College Authority Series 2016-A, Rev., 4.00%, 6/1/2031	35	35
Black Belt Energy Gas District, Gas Project No. 8 Series 2022A, Rev., 4.00%, 12/1/2029 (b)	1,615	1,511
Southeast Energy Authority A Cooperative District
Series 2022B-1, Rev., 5.00%, 8/1/2028 (b)	4,685	4,613
Series 2022A-1, Rev., 5.50%, 12/1/2029 (b) (c)	1,000	1,011
Southeast Energy Authority A Cooperative District, Project No. 2 Series 2021B, Rev., 4.00%, 12/1/2031 (b)	3,825	3,443
Total Alabama		10,613
Alaska — 0.6%
Borough of Matanuska-Susitna, Goose Creek Correctional Center Project
Series 2016, Rev., 5.00%, 9/1/2024	15	15
Rev., 5.25%, 9/1/2029	3,490	3,612
Total Alaska		3,627
Arizona — 0.7%
Arizona Board of Regents Series 2022A, Rev., 5.00%, 7/1/2034	350	378
Arizona Industrial Development Authority, Doral Academy of Northern Nevada Project Series 2021A, Rev., 4.00%, 7/15/2036 (d)	275	223
Arizona Industrial Development Authority, Macombs Facility Project Series 2021A, Rev., 4.00%, 7/1/2041	135	106
Arizona Industrial Development Authority, Pinecrest Academy of Northern Nevada Project Series 2022A, Rev., 4.50%, 7/15/2029 (d)	150	141
City of Phoenix Series 2018 A, GO, 5.00%, 7/1/2031	1,500	1,665
City of San Luis Series 2017A, Rev., AGM, 5.00%, 7/1/2025	50	52
City of Sedona, Excise Tax
Rev., 5.00%, 7/1/2031	175	192
Rev., 5.00%, 7/1/2033	300	327
County of Pima Rev., 3.00%, 7/1/2023	5	5
Industrial Development Authority of the County of Pima (The) Series 2022B-3, Rev., 5.13%, 11/15/2029 (d)	500	491
Pima County Unified School District No. 16 Catalina Foothills, School Improvement Projects Series 2018 B, GO, 5.00%, 7/1/2028	10	11
Pinal County Electric District No. 3 Rev., 4.00%, 7/1/2034	150	149
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued
Salt River Project Agricultural Improvement & Power District, Electric System Series 2017A, Rev., 5.00%, 1/1/2028	185	200
Town of Queen Creek, Excise Tax Series 2022A, Rev., 5.00%, 8/1/2029	10	10
Total Arizona		3,950
Arkansas — 0.2%
City of Fort Smith, Water and Sewer Series 2019A, Rev., 5.00%, 10/1/2027	1,305	1,379
City of Springdale Public Facilities Board Hospital, Arkansas Children's Northwest Project Series 2016, Rev., 5.00%, 3/1/2030	10	10
Total Arkansas		1,389
California — 12.7%
Briggs Elementary School District, Election of 2014 Series B, GO, 4.00%, 8/1/2030	5	5
California Community Choice Financing Authority, Clean Energy Project Series 2021B-1, Rev., 4.00%, 8/1/2031 (b)	12,200	11,381
California Enterprise Development Authority, Rocketship Public Schools
Series 2022A, Rev., 4.00%, 6/1/2031 (d)	250	221
Series 2022A, Rev., 4.00%, 6/1/2042 (d)	550	411
California Health Facilities Financing Authority, Kaiser Permanente Series 2017A, Subseries 2017A-2, Rev., 4.00%, 11/1/2038	1,000	913
California Health Facilities Financing Authority, Sutter Health Series 2016B, Rev., 4.00%, 11/15/2038	3,740	3,409
California Municipal Finance Authority, Lutheran University
Rev., 5.00%, 10/1/2029	225	231
Series 2022B1, Rev., 5.00%, 10/1/2030	225	230
Rev., 5.00%, 10/1/2031	225	229
California Municipal Finance Authority, Mount San Antonio Garden Series 2022B1, Rev., 2.75%, 11/15/2027	100	89
California Municipal Finance Authority, Recovery Zone Facility, Chevron USA, Inc., Project Series 2010A, Rev., VRDO, 1.00%, 11/9/2022 (b)	600	600
California Public Finance Authority, Enso Village Project
Series 2021B-3, Rev., 2.13%, 11/15/2027 (d)	150	137
Series 2021B-2, Rev., 2.38%, 11/15/2028 (d)	260	234
Series 2021B-1, Rev., 3.13%, 5/15/2029 (d)	100	85
Series 2021A, Rev., 5.00%, 11/15/2036 (d)	100	88
Series 2021A, Rev., 5.00%, 11/15/2046 (d)	100	81
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Tax Aware Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
California — continued
California Statewide Communities Development Authority, San Francisco Campus for Jewish Living Project
Series 2021B-2, Rev., 4.00%, 11/1/2031	100	101
Series 2021B-3, Rev., 4.00%, 11/1/2032	160	161
City of Culver City, Wastewater Facilities Series 2019 A, Rev., 4.00%, 9/1/2035	25	25
City of Los Angeles Department of Airports Series 2022A, Rev., 5.00%, 5/15/2025	150	156
City of Los Angeles, Department of Water and Power, Power System
Series 2014B, Rev., 5.00%, 7/1/2031	2,100	2,144
Series 2014B, Rev., 5.00%, 7/1/2032	1,925	1,963
Series 2014D, Rev., 5.00%, 7/1/2032	3,300	3,392
Series 2017A, Rev., 5.00%, 7/1/2032	2,550	2,707
Series 2017A, Rev., 5.00%, 7/1/2033	5,000	5,303
Series 2017A, Rev., 5.00%, 7/1/2034	710	748
Series 2019 C, Rev., 5.00%, 7/1/2034	5	5
City of Santa Rosa, Wastewater Series 2002B, Rev., AGM-CR, AMBAC, Zero Coupon, 9/1/2023	4,750	4,623
Clovis Unified School District COP, 4.00%, 6/1/2026	115	117
Contra Costa County Public Financing Authority Series 2021B, Rev., 5.00%, 6/1/2036	690	742
County of San Bernardino, Arrowhead Project Series 2019 A, COP, 5.00%, 10/1/2026	200	212
CSCDA Community Improvement Authority, Essential Housing, Orange Portfolio Series 2021A-1, Rev., 2.80%, 3/1/2047 (d)	1,500	1,011
CSCDA Community Improvement Authority, Essential Housing, Pasadena Portfolio Series 2021A-1, Rev., 2.65%, 12/1/2046 (d)	200	142
CSCDA Community Improvement Authority, Essential Housing, Senior Lien Series 2021A-1, Rev., 2.45%, 2/1/2047 (d)	1,420	945
Golden State Tobacco Securitization Corp., Tobacco Settlement Series 2015A, Rev., 5.00%, 6/1/2025 (e)	4,950	5,166
Lompoc Valley Medical Center GO, 5.00%, 8/1/2024	15	15
Los Angeles Community College District, Election of 2008 Series G, GO, 4.00%, 8/1/2024 (e)	145	147
Los Angeles County Public Works Financing Authority Series 2020A, Rev., 5.00%, 12/1/2034	3,700	4,037
Los Angeles Department of Water and Power System Series 2017B, Rev., 5.00%, 7/1/2029	3,580	3,819
Mission Viejo Community Development Financing Authority Series 2022B, Rev., 4.00%, 5/1/2026	135	138
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
Ontario Public Financing Authority, Civic Center Improvements
Series 2022A, Rev., AGM, 5.00%, 11/1/2027	90	96
Series 2022A, Rev., AGM, 5.00%, 11/1/2029	100	109
Series 2022A, Rev., AGM, 5.00%, 11/1/2030	140	153
Orange County Community Facilities District
Series A, 5.00%, 8/15/2037	100	100
Series A, 5.00%, 8/15/2042	200	194
River Islands Public Financing Authority,Community of Facilities District No. 2003-1 Series 2022A-1, AGM, 4.00%, 9/1/2037	250	233
Sacramento Municipal Utility District, Financing Authority, Cosumnes Project Series 2022A, Rev., 5.00%, 7/1/2028	1,290	1,349
San Francisco Bay Area Rapid Transit District, Sales Tax Series 2015A, Rev., 5.00%, 7/1/2026	125	130
San Francisco City and County, Airport Commission, San Francisco International Airport Series 2019A, Rev., AMT, 5.00%, 5/1/2034	25	25
San Joaquin County Transportation Authority, Measure K Sales Tax Series 2015A, Rev., 5.00%, 3/1/2030	2,000	2,137
San Marcos Redevelopment Agency Successor Agency Series 2019 A, 5.00%, 10/1/2026	100	106
Sanger Unified School District
COP, AGM, 5.00%, 6/1/2033	145	155
COP, AGM, 5.00%, 6/1/2034	400	426
COP, AGM, 5.00%, 6/1/2035	425	450
South Placer Wastewater Authority Rev., 5.00%, 11/1/2024	10	10
South San Francisco Public Facilities Financing Authority
Rev., 5.00%, 6/1/2035	185	197
Rev., 5.00%, 6/1/2036	215	229
State of California Series 2021A, GO, 4.00%, 10/1/2027	410	422
State of California, Various Purpose Series 2018 A, GO, 5.00%, 8/1/2030	5,370	5,553
Vista Unified School District
GO, 5.00%, 8/1/2033	365	395
Series 2022B, GO, 5.00%, 8/1/2034	1,225	1,320
Series 2022B, GO, 5.00%, 8/1/2035	1,150	1,235
Westminster School District Series 2016, GO, 5.00%, 8/1/2030	5	5
Total California		71,192
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Tax Aware Funds	11

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Colorado — 2.4%
Arapahoe County School District No. 5 Cherry Creek GO, 5.00%, 12/15/2037	425	454
Arapahoe County Water & Wastewater Authority Rev., 4.00%, 12/1/2039	1,150	1,050
City and County of Denver, Airport System Series 2022A, Rev., AMT, 5.50%, 11/15/2040	5,000	5,171
City of Greeley COP, 4.00%, 12/1/2034	10	10
Colorado Educational and Cultural Facilities Authority, Aspen View Academy Project
Rev., 4.00%, 5/1/2026	30	29
Rev., 4.00%, 5/1/2028	35	33
Rev., 4.00%, 5/1/2030	35	32
Rev., 4.00%, 5/1/2036	85	72
Denver Health and Hospital Authority Series 2019A, Rev., 4.00%, 12/1/2037	1,000	837
Dominion Water & Sanitation District Rev., 5.25%, 12/1/2032	500	469
Jefferson County School District R-1 GO, 5.00%, 12/15/2035	515	545
Rampart Range Metropolitan District No. 5 Rev., 4.00%, 12/1/2036	500	393
Reunion Metropolitan District Series 2021A, Rev., 3.63%, 12/1/2044	500	339
State of Colorado Series 2021A, COP, 5.00%, 12/15/2028	1,800	1,949
Third Creek Metropolitan District No. 1 Series 2022A-1, GO, 4.50%, 12/1/2037	825	664
University of Colorado, Enterprise System Series 2021C-3B, Rev., 2.00%, 10/15/2026 (b)	25	23
Waterview II Metropolitan District Series 2022A, GO, 4.50%, 12/1/2031	525	456
Windler Public Improvement Authority, Limited Tax
Series 2021A-1, Rev., 4.00%, 12/1/2036	885	655
Series 2021A-1, Rev., 4.00%, 12/1/2041	750	505
Total Colorado		13,686
Connecticut — 0.7%
State of Connecticut Special Tax
Series 2022A, Rev., 5.00%, 7/1/2031 (c)	1,250	1,364
Series 2022B, Rev., 5.00%, 7/1/2031 (c)	2,500	2,727
Town of Southington Series 2020C, GO, 5.00%, 6/1/2028	5	5
Town of Stafford GO, 3.00%, 8/1/2026	10	10
Total Connecticut		4,106
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

District of Columbia — 1.8%
District of Columbia
Series 2017A, GO, 5.00%, 6/1/2029	290	309
Series 2017A, GO, 5.00%, 6/1/2030	400	427
Series 2017A, GO, 5.00%, 6/1/2031	600	638
District of Columbia, Gallaudet University Project
Series 2021A, Rev., 4.00%, 4/1/2033	160	150
Series 2021A, Rev., 4.00%, 4/1/2034	165	153
Series 2021A, Rev., 4.00%, 4/1/2035	200	180
Series 2021A, Rev., 4.00%, 4/1/2036	200	178
Metropolitan Washington Airports Authority Aviation
Series 2021A, Rev., AMT, 5.00%, 10/1/2028	3,000	3,111
Series 2020 A, Rev., AMT, 5.00%, 10/1/2032	3,000	3,064
Series 2021A, Rev., AMT, 4.00%, 10/1/2039	1,590	1,403
Metropolitan Washington Airports Authority Dulles Toll Road Series 2019A, Rev., 5.00%, 10/1/2036	270	279
Total District of Columbia		9,892
Florida — 4.9%
Broward County, Water and Sewer Utility Series B, Rev., 5.00%, 10/1/2030	5,000	5,192
Capital Trust Agency, Inc., Legends Academy Project Series 2021A, Rev., 5.00%, 12/1/2045 (d)	175	134
Capital Trust Agency, Inc., The Marie Selby Botanical Gardens, Inc., Project Rev., 4.00%, 6/15/2031 (d)	100	85
City of Jacksonville Series 2022A, Rev., 5.00%, 10/1/2029	205	222
City of Pompano Beach, John Knox Village Project
Rev., 3.50%, 9/1/2030	1,900	1,651
Series 2020, Rev., 3.50%, 9/1/2035	2,250	1,786
Series 2021A, Rev., 4.00%, 9/1/2036	115	94
County of St. Lucie, Power and Light Co. Project Rev., VRDO, 1.40%, 11/9/2022 (b)	3,000	3,000
Florida Atlantic University Finance Corp., Student Housing Project Series 2019B, Rev., 5.00%, 7/1/2029	250	268
Florida Development Finance Corp., IPS Florida LLC Rev., 5.25%, 6/15/2029 (d)	100	95
Florida Development Finance Corp., Mater Academy Project
Series 2022A, Rev., 5.00%, 6/15/2028	180	181
Series 2022A, Rev., 5.00%, 6/15/2031	260	259
Florida Development Finance Corp., River city Science Academy Series 2022B, Rev., 5.00%, 7/1/2031 (c)	165	164
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Tax Aware Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Florida — continued
Florida Development Finance Corp., The Mayflower Retirement Community Project
Series 2021B2, Rev., 1.75%, 6/1/2026 (d)	100	88
Series 2021B-1, Rev., 2.38%, 6/1/2027 (d)	100	88
Series 2021A, Rev., 4.00%, 6/1/2029 (d)	1,375	1,225
Series 2021A, Rev., 4.00%, 6/1/2030 (d)	1,435	1,254
Series 2021A, Rev., 4.00%, 6/1/2031 (d)	1,395	1,197
Series 2021A, Rev., 4.00%, 6/1/2036 (d)	2,105	1,661
Florida Gulf Coast University Financing Corp., Housing Project Series 2017A, Rev., 5.00%, 8/1/2032	500	517
Florida Higher Educational Facilities Financial Authority, Rollins College Project Series 2020A, Rev., 4.00%, 12/1/2037	1,590	1,393
Hillsborough County Industrial Development Authority, Baycare Health System Series 2020B, Rev., VRDO, LOC : TD Bank NA, 1.20%, 11/9/2022 (b)	300	300
JEA Electric System Series 2017B, Rev., 5.00%, 10/1/2033	4,000	4,155
Lee County Industrial Development Authority, Cypress Cove at Healthpark Florida, Inc., Project Series 2022B2, Rev., 3.25%, 10/1/2026	1,500	1,419
Middleton Community Development District A 5.20%, 5/1/2027	225	223
Palm Beach County Health Facilities Authority, Jupiter Medical Center Projects Series 2022A, Rev., 5.00%, 11/1/2028	150	155
Palm Beach County Health Facilities Authority, Toby and Leon Cooperman Sinai Rev., 4.00%, 6/1/2041	500	380
St. Johns County Industrial Development Authority, Vicar's Landing Project Series 2021A, Rev., 4.00%, 12/15/2029	225	201
University of Central Florida Housing Facility Series 2021A, Rev., 5.00%, 10/1/2024	50	51
Wildwood Utility Dependent District Series 2021A, Rev., 5.00%, 10/1/2030	125	136
Total Florida		27,574
Georgia — 0.7%
Albany-Dougherty Inner City Authority, Albany State University Projects Series 2022A, Rev., 5.00%, 7/1/2032	1,000	1,071
Clayton County Development Authority, Clayton State University Project
Rev., 5.00%, 7/1/2026	50	52
Rev., 5.00%, 7/1/2028	125	134
Georgia Ports Authority Rev., 4.00%, 7/1/2052	400	336
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Georgia — continued
Lee County School District GO, 5.00%, 2/1/2030	325	349
Main Street Natural Gas, Inc., Gas Supply Series 2021A, Rev., 4.00%, 9/1/2027 (b)	1,000	966
Polk School District, Sales Tax Series 2018, GO, 5.00%, 3/1/2025	325	338
Savannah Economic Development Authority, University Project
Series 2021B, Rev., 5.00%, 6/15/2027	195	206
Series 2021B, Rev., 5.00%, 6/15/2030	340	368
State of Georgia Series 2015A, GO, 5.00%, 2/1/2025	130	135
Total Georgia		3,955
Idaho — 0.1%
Idaho Housing and Finance Association Series 2021A, Rev., 5.00%, 7/15/2035	750	795
Illinois — 4.4%
City of Chicago, Second Lien Waterworks Project
Rev., 5.00%, 11/1/2022	400	400
Rev., 5.00%, 11/1/2029	1,000	1,017
Illinois Finance Authority
Series 2022B-3, Rev., 4.75%, 11/15/2027 (c)	200	200
Series 2022B-2, Rev., 5.25%, 11/15/2027 (c)	200	200
Series 2022B-1, Rev., 6.00%, 11/15/2027 (c)	100	100
Illinois Finance Authority, Northwestern Memorial Healthcare Series 2021B, Rev., VRDO, LIQ : Royal Bank of Canada, 1.15%, 11/9/2022 (b)	600	600
Illinois Finance Authority, Smith Crossing
Series 2017 A, Rev., 4.00%, 10/15/2025	295	284
Rev., 4.00%, 10/15/2029	150	136
Rev., 4.00%, 10/15/2030	100	89
Rev., 4.00%, 10/15/2031	135	119
Northern Illinois University, Auxiliary Facilities System
Series 2021A, Rev., 5.00%, 10/1/2026	250	259
Series 2021A, Rev., 5.00%, 10/1/2027	325	339
Rev., 5.00%, 10/1/2028	325	340
Regional Transportation Authority Series 2002A, Rev., NATL -RE, 6.00%, 7/1/2024	750	780
State of Illinois
Series 2017D, GO, 5.00%, 11/1/2025	5,000	5,039
Series 2017D, GO, 5.00%, 11/1/2028	1,350	1,352
Series 2021A, GO, 5.00%, 3/1/2030	1,260	1,260
Series 2018A, GO, 5.00%, 10/1/2030	2,000	1,998
Series 2021A, GO, 5.00%, 3/1/2033	6,000	5,927
Series 2021B, GO, 5.00%, 12/1/2033	1,000	983
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Tax Aware Funds	13

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Illinois — continued
Series 2021A, GO, 4.00%, 3/1/2038	1,000	836
Series 2021A, GO, 4.00%, 3/1/2039	3,000	2,475
Total Illinois		24,733
Indiana — 1.4%
City of Valparaiso, Green Oaks of Valparaiso LLC Rev., 5.38%, 12/1/2041 (d)	200	144
Fort Wayne Community School Building Corp. Series 2020 A, Rev., 5.00%, 7/15/2038	650	680
Fort Wayne Redevelopment Authority, Harrison Square Project Series 2020 A, Rev., 5.00%, 2/1/2026	1,110	1,131
Indiana Finance Authority, DEPAUW University Projects
Series 2022A, Rev., 5.00%, 7/1/2027	200	208
Series 2022A, Rev., 5.00%, 7/1/2029	200	209
Series 2022A, Rev., 5.00%, 7/1/2030	230	240
Series 2022A, Rev., 5.00%, 10/1/2030	380	417
Series 2022A, Rev., 5.00%, 7/1/2031	230	240
Series 2022A, Rev., 5.00%, 7/1/2032	230	238
Indiana Finance Authority, Rose-Hulman Institute of Technology Project Series 2008-J, Rev., 5.00%, 6/1/2029	125	132
Indianapolis Local Public Improvement Bond Bank, Stormwater Project Series 2013D, Rev., 5.00%, 1/1/2026	4,050	4,062
Lake Ridge School Building Corp., First Mortgage Rev., 4.00%, 7/15/2028	125	126
Total Indiana		7,827
Iowa — 0.0% ^
Iowa Finance Authority, State Revolving Fund Series 2013D, Rev., 5.00%, 8/1/2032	20	21
Kentucky — 1.9%
City of Hazard, Appalachian Regional Healthcare, Inc. Rev., 4.00%, 7/1/2036	805	734
City of Henderson, Pratt Paper LLC Project
Series 2022B, Rev., AMT, 3.70%, 1/1/2032 (d)	440	399
Series 2022B, Rev., AMT, 4.45%, 1/1/2042 (d)	500	420
County of Boone, Duke Energy Kentucky, Inc. Series 2008A, Rev., 3.70%, 8/1/2027	740	711
County of Carroll, Kentucky Environmental Facilities
Series 2008A, Rev., AMT, 2.00%, 2/1/2032	1,225	910
Series 2006 B, Rev., AMT, 2.13%, 10/1/2034	1,000	698
Kentucky Bond Development Corp., Centre College
Rev., 4.00%, 6/1/2029	160	160
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Kentucky — continued
Rev., 4.00%, 6/1/2030	65	64
Kentucky Public Energy Authority, Gas Supply Series 2022A-1, Rev., 4.00%, 8/1/2030 (b)	7,265	6,652
Total Kentucky		10,748
Louisiana — 0.4%
City of Alexandria, Utilities Series 2013A, Rev., 5.00%, 5/1/2023 (e)	1,250	1,261
Lafayette Public Power Authority Rev., 5.00%, 11/1/2025	15	16
Louisiana Local Government Environmental Facilities and Community Development Authority, Bossier City Project Series 2017A, Rev., 5.00%, 10/1/2027	25	27
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project
Series 2020A, Rev., 5.00%, 5/15/2036	675	687
Series 2020A, Rev., 5.00%, 5/15/2037	65	66
Louisiana Public Facilities Authority, School Master Project Series 2021A, Rev., 4.00%, 6/1/2031 (d)	290	258
St. Tammany Parish Hospital Service District No. 1 Series 2018 A, Rev., 5.00%, 7/1/2032	15	15
State of Louisiana, State Highway Improvement Series 2013-A, Rev., 5.00%, 6/15/2023	40	40
Terrebonne Parish Recreation District No. 5 Series 2021A, GO, 5.00%, 3/1/2027	20	21
Total Louisiana		2,391
Maine — 0.3%
Maine Municipal Bond Bank
Series 2022A, Rev., 5.00%, 11/1/2033	800	868
Series 2022A, Rev., 5.00%, 11/1/2034	700	750
Total Maine		1,618
Maryland — 1.4%
County of Howard Series 2019 B, GO, 5.00%, 8/15/2027	15	16
County of Montgomery, Consolidated Public Improvements Series 2016 A, GO, 4.00%, 12/1/2033	5	5
Maryland Economic Development Corp.
Series 2022A, Rev., 5.25%, 7/1/2029 (c)	295	305
Series 2022A, Rev., 5.25%, 7/1/2030 (c)	670	693
Maryland Health and Higher Educational Facilities Authority, Stevenson University Issue
Series 2021A, Rev., 5.00%, 6/1/2030	395	402
Series 2021A, Rev., 5.00%, 6/1/2032	450	453
Series 2021A, Rev., 4.00%, 6/1/2038	790	670
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Tax Aware Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Maryland — continued
State of Maryland
Series 2021-A, GO, 5.00%, 8/1/2034	3,500	3,857
Series 2013A, GO, 4.00%, 8/1/2036	590	575
State of Maryland Department of Transportation Series 2021-A, Rev., 5.00%, 10/1/2027	450	484
Washington Suburban Sanitary Commission Rev., GTD, 5.00%, 6/15/2029	395	423
Total Maryland		7,883
Massachusetts — 0.5%
Commonwealth of Massachusetts Series 2004C, GO, AGM, 5.50%, 12/1/2022	200	200
Massachusetts Development Finance Agency, Salem Community Corp.
Rev., 5.00%, 1/1/2026	290	285
Rev., 5.00%, 1/1/2027	300	293
Rev., 5.00%, 1/1/2028	265	256
Rev., 5.00%, 1/1/2029	500	479
Rev., 5.00%, 1/1/2030	230	218
Rev., 5.00%, 1/1/2031	245	230
Rev., 5.13%, 1/1/2040	100	88
Massachusetts Development Finance Agency, Southcoast Health System Obligated Group Issue Series 2021G, Rev., 5.00%, 7/1/2036	200	202
Massachusetts Health and Educational Facilities Authority, Baystate Medical Centre Series 2009K-1, Rev., VRDO, LOC : TD Bank NA, 1.15%, 11/9/2022 (b)	500	500
Total Massachusetts		2,751
Michigan — 0.9%
Avondale School District Series 2022A, GO, Q-SBLF, 5.00%, 11/1/2027	15	16
Eastern Michigan University, Board of Regents Series 2017A, Rev., 5.00%, 3/1/2033	1,000	1,047
Lakeview School District, School Building and Site GO, Q-SBLF, 5.00%, 5/1/2028	10	11
Michigan Finance Authority, Lawrence Technological University Obligated Group
Rev., 4.00%, 2/1/2027	45	42
Rev., 4.00%, 2/1/2032	95	84
Michigan Strategic Fund, Graphic Packaging International LLC, Coated Recycled Board Machine Project Rev., AMT, 4.00%, 10/1/2026 (b)	125	119
Northern Michigan University Rev., 5.00%, 6/1/2031	190	206
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Michigan — continued
Onekama Consolidated Schools GO, AGM, 4.00%, 5/1/2025	15	15
University of Michigan Series 2012D-1, Rev., VRDO, 1.20%, 11/9/2022 (b)	3,400	3,400
Watervliet Public Schools, School Building and Site GO, Q-SBLF, 5.00%, 5/1/2025	10	10
Wayne-Westland Community Schools Series 2019, GO, Q-SBLF, 4.00%, 11/1/2031	10	10
Western Michigan University, Tax Exempt Series 2021A, Rev., AGM, 5.00%, 11/15/2036	200	210
Total Michigan		5,170
Minnesota — 0.9%
County of Hennepin GO, 5.00%, 12/15/2029	450	492
Duluth Economic Development Authority, Benedictine Health System
Series 2021A, Rev., 3.00%, 7/1/2025	100	96
Series 2021A, Rev., 3.00%, 7/1/2026	180	169
Minnesota Higher Education Facilities Authority
Rev., 5.00%, 10/1/2025	170	176
Rev., 5.00%, 10/1/2026	100	105
Series 2022A, Rev., 5.00%, 10/1/2027	275	289
Series 2022A, Rev., 5.00%, 10/1/2028	290	307
Series 2022B, Rev., 5.00%, 10/1/2028	655	694
Series 2022A, Rev., 5.00%, 10/1/2029	315	336
Series 2022A, Rev., 5.00%, 10/1/2030	225	239
Series 2022A, Rev., 5.00%, 10/1/2031	350	370
Series 2022A, Rev., 5.00%, 10/1/2032	245	258
Minnesota Municipal Gas Agency Series 2022A, Rev., LIQ : Royal Bank of Canada, 4.00%, 12/1/2027	1,435	1,388
Moorhead Independent School District No. 152 Series 2020A, GO, 4.00%, 2/1/2028	10	10
Total Minnesota		4,929
Missouri — 0.8%
Health and Educational Facilities Authority of the State of Missouri
Rev., 5.00%, 2/15/2030	670	693
Series 2015A, Rev., 5.00%, 2/15/2031	705	729
Rev., 5.00%, 2/15/2032	500	508
Rev., 5.00%, 2/15/2033	500	506
Rev., 4.00%, 2/15/2034	400	354
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Tax Aware Funds	15

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Missouri — continued
Health and Educational Facilities Authority of the State of Missouri, St. Luke's Health System, Inc. Rev., 5.00%, 11/15/2029	1,000	1,064
Industrial Development Authority of the City of St Louis Missouri (The), St. Louis Innovation District Rev., 5.00%, 5/15/2041	400	370
Total Missouri		4,224
Montana — 0.2%
Montana State Board of Regents,The University of Montana Series 2019B, Rev., 5.00%, 11/15/2028	1,000	1,081
Silver Bow County School District No. 1 Series 2021B, GO, 5.00%, 7/1/2029	5	5
Total Montana		1,086
Nebraska — 0.4%
Central Plains Energy Project, Gas Project No. 3 Series 2017A, Rev., 5.00%, 9/1/2042	2,550	2,440
Nevada — 0.2%
County of Clark, Nevada Improvement District No. 158 Series 2006 B, 5.00%, 8/1/2034	10	11
County of Clark, Southern California Edison Co. Series 2008A, Rev., 2.10%, 6/1/2031	1,215	964
Total Nevada		975
New Hampshire — 0.4%
New Hampshire Business Finance Authority, St. Luke's Hospital Obligated Group
Series 2021B, Rev., 5.00%, 8/15/2032	1,475	1,514
Series 2021B, Rev., 5.00%, 8/15/2035	650	656
Total New Hampshire		2,170
New Jersey — 3.2%
Borough of Bergenfield GO, 4.00%, 8/1/2036	1,420	1,345
Camden County Improvement Authority (The), Camden Prep High School Project
Rev., 4.00%, 7/15/2027 (d)	215	206
Rev., 5.00%, 7/15/2032 (d)	285	280
Rev., 5.00%, 7/15/2042 (d)	585	538
County of Morris GO, 3.00%, 2/1/2030	20	19
New Jersey Economic Development Authority, School Facilities Construction Series 2014PP, Rev., 5.00%, 6/15/2024 (e)	5,000	5,138
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Series 2018 A, Rev., 5.00%, 6/15/2028	3,000	3,092
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Jersey — continued
New Jersey Transportation Trust Fund Authority, Transportation Program
Series 2013AA, Rev., 5.00%, 6/15/2036	2,500	2,503
Series 2020 AA, Rev., 4.00%, 6/15/2050	1,125	899
Series 2020 AA, Rev., 5.00%, 6/15/2050	1,000	952
New Jersey Turnpike Authority Series 2017B, Rev., 4.00%, 1/1/2035	5	5
Tobacco Settlement Financing Corp. Series 2018A, Rev., 5.00%, 6/1/2027	2,800	2,896
Total New Jersey		17,873
New Mexico — 0.6%
Loving Municipal School District No. 10
Series 2020 A, GO, 5.00%, 9/15/2023	700	709
Series 2020 A, GO, 5.00%, 9/15/2024	430	441
GO, 5.00%, 9/15/2025	300	311
GO, 5.00%, 9/15/2026	360	377
GO, 5.00%, 9/15/2027	340	360
GO, 5.00%, 9/15/2028	300	317
State of New Mexico GO, 5.00%, 3/1/2031	755	840
Total New Mexico		3,355
New York — 11.1%
Broome County Local Development Corp., Good Shepherd Village at Endwell, Inc.
Rev., 4.00%, 7/1/2031	100	88
Rev., 4.00%, 7/1/2036	160	130
Build NYC Resource Corp., New World Preparatory Charter School Project
Series 2021A, Rev., 4.00%, 6/15/2031	150	134
Series 2021A, Rev., 4.00%, 6/15/2056	225	149
City of New York
Series 2021A-1, GO, 4.00%, 8/1/2034	150	143
Series 2021F, Subseries F-1, GO, 5.00%, 3/1/2036	1,000	1,059
Series F, Subseries F-1, GO, 5.00%, 3/1/2037	2,000	2,108
City of New York, Fiscal Year 2018 Series 2018-1, GO, 5.00%, 8/1/2030	20	21
County of St. Lawrence GO, AGM, 3.00%, 5/15/2034	10	8
Hudson Yards Infrastructure Corp., Second Indenture, Fiscal Year 2017 Series 2017 A, Rev., 5.00%, 2/15/2033	1,500	1,563
Long Island Power Authority Series 2019 A, Rev., 3.00%, 9/1/2036	10	8
Metropolitan Transportation Authority
Series 2015F, Rev., 5.00%, 11/15/2025	15	15
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Tax Aware Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Series C-1, Rev., 5.25%, 11/15/2028	5,000	5,092
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2021 Series 2021D, Rev., 4.00%, 11/1/2042	3,000	2,653
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2022 Series 2022F, Rev., 5.00%, 2/1/2036	1,005	1,060
New York City Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series 2015 FF, Rev., 5.00%, 6/15/2031	3,000	3,119
New York Convention Center Development Corp., Subordinate Lien, Hotel Unit Fee Secured Series B, Rev., AGM-CR, Zero Coupon, 11/15/2052	10,000	1,799
New York Liberty Development Corp.
Series 1WTC-2021, Rev., 2.25%, 2/15/2041	500	316
Rev., 2.75%, 2/15/2044	1,000	658
New York State Dormitory Authority
Rev., 4.00%, 2/15/2034	1,000	970
Series 2018A, Rev., 5.00%, 7/1/2038	3,500	3,665
New York State Dormitory Authority, School Districts Financing Program Series 2018A, Rev., 5.00%, 10/1/2030	875	918
New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2020 A, Rev., 4.00%, 3/15/2044	1,000	873
New York State Dormitory Authority, State Sales Tax Series A, Rev., 5.00%, 3/15/2033	1,000	1,016
New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, New York City Municipal Water Finance Authority Series 2017A, Rev., 5.00%, 6/15/2028	2,000	2,142
New York State Thruway Authority, Junior Lien
Series 2016-A, Rev., 5.00%, 1/1/2025	25	26
Series J, Rev., 5.00%, 1/1/2025	5	5
New York State Urban Development Corp., Sales Tax Series 2021A, Rev., 4.00%, 3/15/2046	1,000	867
New York State Urban Development Corp., State Personal Income Tax, General Purpose Series 2017C, Rev., 5.00%, 3/15/2027	5,475	5,817
Port Authority of New York & New Jersey, Consolidated Series 194, Rev., 5.00%, 10/15/2041	6,500	6,693
Port Washington Union Free School District GO, 4.00%, 8/1/2035	5,045	4,924
Sales Tax Asset Receivable Corp., Fiscal Year 2015 Series 2015A, Rev., 5.00%, 10/15/2024 (e)	1,890	1,955
Syracuse Industrial Development Agency, School District Series 2019 A, Rev., 4.00%, 5/1/2034	10	10
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
Utility Debt Securitization Authority
Series 2013TE, Rev., 5.00%, 12/15/2028	4,000	4,074
Series 2013TE, Rev., 5.00%, 12/15/2041	4,250	4,313
Village of Stewart Manor, Public Improvement
Series 2013TE, GO, 5.00%, 8/1/2026	20	21
Series 2013TE, GO, 4.00%, 8/1/2028	20	20
Wellsville Central School District Series 2017 B, GO, AGM, 5.00%, 6/15/2023	20	20
Westchester County Local Development Corp., Purchase Senior Learning Community, Inc., Project
Series 2021D, Rev., 2.88%, 7/1/2026 (d)	465	442
Series 2021C, Rev., 3.20%, 7/1/2028 (d)	3,025	2,806
Series 2021A, Rev., 5.00%, 7/1/2041 (d)	1,000	808
Total New York		62,508
North Carolina — 0.8%
County of Cabarrus Series 2022A, Rev., 5.00%, 6/1/2028	1,000	1,082
County of Duplin Series 2021B, Rev., 5.00%, 6/1/2029	140	150
County of New Hanover Series 2016 A, Rev., 5.00%, 6/1/2026	220	233
North Carolina Capital Facilities Finance Agency, High Point University
Series 2017C, Rev., 5.00%, 5/1/2030	560	593
Rev., 4.00%, 5/1/2032	1,000	965
North Carolina Medical Care Commission, The Forest at Duke Project Rev., 4.00%, 9/1/2034	190	167
North Carolina Turnpike Authority, Triangle Expressway System, Senior Lien Rev., AGM, 5.00%, 1/1/2029	700	731
University of North Carolina at Chapel Hill Series B, Rev., VRDO, LIQ : TD Bank NA, 1.20%, 11/9/2022 (b)	575	575
University of North Carolina at Greensboro Series 2021A, Rev., 4.00%, 4/1/2035	10	10
Total North Carolina		4,506
North Dakota — 0.2%
City of Grand Forks Rev., 4.00%, 12/1/2038	1,200	1,011
North Dakota Building Authority Series 2020A, Rev., 5.00%, 12/1/2035	220	235
Total North Dakota		1,246
Ohio — 1.8%
Akron Bath Copley Joint Township Hospital District, Children's Hospital Medical Center of Akron Series 2022A, Rev., 5.00%, 11/15/2029	650	697
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Tax Aware Funds	17

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Ohio — continued
American Municipal Power, Inc., Fremont Energy Center Project Series 2021A, Rev., 5.00%, 2/15/2033	1,250	1,342
Butler County Port Authority, Community First Solutions
Series 2021A, Rev., 4.00%, 5/15/2038	110	101
Series 2021A, Rev., 4.00%, 5/15/2039	110	100
Series 2021A, Rev., 4.00%, 5/15/2040	120	108
Series 2021A, Rev., 4.00%, 5/15/2041	125	111
County of Cuyahoga, Eliza Jennings Senior Care Network Series 2022-A, Rev., 5.00%, 5/15/2032	170	162
County of Summit Series 2019 A, GO, 5.00%, 12/1/2029	200	219
Northeast Ohio Medical University
Series 2021A, Rev., 5.00%, 12/1/2030	70	72
Series 2021A, Rev., 4.00%, 12/1/2035	150	137
Ohio Higher Educational Facility Commission
Rev., 5.00%, 9/1/2030	275	270
Rev., 5.75%, 9/1/2037	205	205
Ohio Higher Educational Facility Commission, Cleveland Institute of Music 2
Rev., 5.00%, 12/1/2027	100	101
Rev., 5.00%, 12/1/2032	100	98
Ohio Higher Educational Facility Commission, John Carroll University
Rev., 5.00%, 10/1/2028	370	380
Rev., 5.00%, 10/1/2029	445	457
Rev., 5.00%, 10/1/2030	425	435
Rev., 5.00%, 10/1/2031	645	655
Rev., 5.00%, 10/1/2032	700	705
Ohio Water Development Authority
Rev., 5.00%, 12/1/2037	1,020	1,086
Series 2021A, Rev., 5.00%, 12/1/2039	1,025	1,095
State of Ohio Series 2016A, GO, 5.00%, 9/1/2025	385	403
State of Ohio, Capital Facilities Lease Appropriation Series 2018A, Rev., 5.00%, 4/1/2028	1,020	1,097
Total Ohio		10,036
Oklahoma — 0.6%
Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project
Rev., 5.00%, 10/1/2023	180	183
Rev., 5.00%, 10/1/2025	500	519
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oklahoma — continued
Rev., 5.00%, 10/1/2026	500	523
Oklahoma Turnpike Authority, Turnpike System, Second Senior Series 2017A, Rev., 5.00%, 1/1/2038	2,000	2,067
Total Oklahoma		3,292
Oregon — 2.3%
City of Portland, Second Lien Sewer System Series 2014B, Rev., 4.00%, 10/1/2036	2,180	2,123
County of Marion Series 2022B, GO, AMBAC, 5.50%, 6/1/2023	100	101
Hospital Facilities Authority of Multnomah County Oregon
Series 2021B-2, Rev., 0.95%, 6/1/2027	5,800	4,965
Series 2021B-1, Rev., 1.20%, 6/1/2028	2,000	1,663
Linn & Benton Counties, School District No. 8J, Greater Albany Series 2022B2, GO, 5.00%, 6/15/2030	500	530
Salem Hospital Facility Authority, Capital Manor Project
Rev., 5.00%, 5/15/2028	155	152
Rev., 4.00%, 5/15/2029	130	119
Rev., 4.00%, 5/15/2030	190	172
Rev., 4.00%, 5/15/2031	200	178
Rev., 4.00%, 5/15/2032	185	163
State of Oregon Series 2017O, GO, VRDO, LIQ : US Bank NA, 1.24%, 11/9/2022 (b)	400	400
Tri-County Metropolitan Transportation District of Oregon Series 2017A, Rev., 5.00%, 10/1/2023	50	51
Umatilla County School District No. 61R Stanfield GO, 4.00%, 6/15/2039	275	252
Washington & Multnomah Counties School District No. 48J Beaverton Series 2022B, GO, 5.00%, 6/15/2025	1,455	1,517
Washington Counties, Hillsborough School District No. 1J Series 2017, GO, 5.00%, 6/15/2027	570	608
Yamhill County Hospital Authority, Friendsview Manor Series 2021A, Rev., 5.00%, 11/15/2056	240	180
Total Oregon		13,174
Pennsylvania — 1.9%
Allegheny County Higher Education Building Authority, Chatham University
Series 2016A, Rev., 5.00%, 9/1/2028	100	100
Rev., 5.00%, 9/1/2029	100	99
Rev., 5.00%, 9/1/2030	105	103
Rev., 5.00%, 9/1/2031	100	97
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Tax Aware Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Pennsylvania — continued
Rev., 5.00%, 9/1/2032	100	96
Berks County Industrial Development Authority, Tower Health Project
Series 2021C, Rev., 5.00%, 11/1/2027	350	310
Rev., 5.00%, 11/1/2028	450	390
Rev., 5.00%, 11/1/2029	150	127
Rev., 5.00%, 11/1/2030	150	124
Bucks County Industrial Development Authority, Grand View Hospital Project Rev., 5.00%, 7/1/2036	1,225	1,131
Commonwealth Financing Authority, Tobacco Master Settlement Payment
Rev., 5.00%, 6/1/2024	500	509
Rev., 5.00%, 6/1/2025	630	646
Rev., 5.00%, 6/1/2026	380	392
Rev., 5.00%, 6/1/2027	500	520
Rev., 5.00%, 6/1/2028	880	920
Rev., 5.00%, 6/1/2029	380	397
County of Lancaster Series A, GO, 4.00%, 5/1/2026	15	15
County of Montgomery Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 4.00%, 9/1/2043	2,000	1,714
Fairview School District Series A, GO, 4.00%, 2/1/2028	10	10
Pennsylvania Economic Development Financing Authority, Presbyterian Senior Living Rev., 4.00%, 7/1/2030	335	312
Pennsylvania Turnpike Commission Series 2021B, Rev., 5.00%, 12/1/2025	165	171
Philadelphia Authority for Industrial Development, Holy Family University Project Rev., 5.00%, 9/1/2029 (c)	675	680
Sayre Health Care Facilities Authority, Guthrie Health Issue Series 2021B, Rev., (ICE LIBOR USD 3 Month + 0.78%), 2.84%, 12/1/2022 (f)	1,475	1,476
Township of Hampton GO, 5.00%, 1/1/2030	100	107
Total Pennsylvania		10,446
Rhode Island — 0.0% ^
Rhode Island Turnpike and Bridge Authority, Motor Fuel Tax Series 2016A, Rev., 5.00%, 10/1/2029	10	10
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

South Carolina — 0.0% ^
City of Charleston, Waterworks & Sewer System Rev., 5.00%, 1/1/2028	15	16
Spartanburg County Tourist Public Facilities Corp. Series 2021B, COP, 4.00%, 4/1/2028	10	10
Total South Carolina		26
Tennessee — 1.8%
City of Memphis, Electric System Series 2022A, Rev., 5.00%, 12/1/2026	345	367
City of Murfreesboro GO, 5.00%, 6/1/2029	725	792
Metropolitan Government Nashville and Davidson County Health and Educational Facilities, The Blakeford at Green Hills Corp. Series 2020A, Rev., 4.00%, 11/1/2038	1,305	1,077
Metropolitan Nashville Airport Authority (The), Subordinate Airport Series 2019A, Rev., 5.00%, 7/1/2034	130	136
Tennessee Energy Acquisition Corp., Gas Project Series 2018, Rev., 4.00%, 11/1/2025 (b)	8,000	7,776
Total Tennessee		10,148
Texas — 7.8%
Baytown Municipal Development District, Third-Lien Hotel Series 2021C, Rev., 5.00%, 10/1/2032	535	566
Bexar County Hospital District GO, 4.00%, 2/15/2035	10	10
Board of Regents of the University of Texas System Financing System Series 2014B, Rev., 5.00%, 8/15/2026	5,000	5,295
Central Texas Regional Mobility Authority, Senior Lien Series 2021D, Rev., 4.00%, 1/1/2044	2,000	1,647
City of Austin, Airport System Series 2022A, Rev., AMT, 5.00%, 11/15/2034	1,500	1,499
City of El Paso, Water and Sewer Rev., 5.00%, 3/1/2031	1,250	1,372
City of Houston, Airport System Series 2021A, Rev., AMT, 5.00%, 7/1/2032	950	965
City of Houston, Airport System, United Airlines, Inc., Terminal Improvements Projects Series 2021B-1, Rev., AMT, 4.00%, 7/15/2041	400	307
City of Houston, Combined Utility System, Junior Lien Series 2002A, Rev., AGM, 5.75%, 12/1/2032 (e)	5,550	6,560
City of Houston, Public Improvement Series 2014A, GO, 5.00%, 3/1/2024 (e)	4,000	4,089
City of Mesquite, Waterworks and Sewer System
Series 2020 A, Rev., 5.00%, 3/1/2026	650	680
Rev., 5.00%, 3/1/2029	655	708
Rev., 5.00%, 3/1/2035	1,000	1,070
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Tax Aware Funds	19

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
Clifton Higher Education Finance Corp., IDEA Public Schools Rev., PSF-GTD, 5.00%, 8/15/2030	460	497
Conroe Local Government Corp., Conroe Convention Center Hotel Series 2021A, Rev., 2.50%, 10/1/2031	100	79
County of El Paso GO, 5.00%, 2/15/2032	1,490	1,582
County of Tarrant GO, 5.00%, 7/15/2033	500	547
Denton Independent School District Series 2021A, GO, PSF-GTD, 5.00%, 8/15/2030	460	503
Lower Neches Valley Authority Industrial Development Corp. Rev., VRDO, 1.20%, 11/9/2022 (b)	5,000	5,000
Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project Series 2002A, Rev., VRDO, 1.20%, 11/9/2022 (b)	600	600
New Hope Cultural Education Facilities Finance Corp. Series 2022B-3, Rev., 4.25%, 10/1/2026	325	315
New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Center, Inc. Series 2021B, Rev., 4.00%, 8/15/2031 (d)	485	432
New Hope Cultural Education Facilities Finance Corp., Morningside Ministries Project Rev., 4.00%, 1/1/2037	100	77
New Hope Cultural Education Facilities Finance Corp., Westminster Project Rev., 4.00%, 11/1/2055	100	72
North Texas Tollway Authority System, First Tier
Series A, Rev., 5.00%, 1/1/2026	100	100
Series A, Rev., 5.00%, 1/1/2027	550	576
Series A, Rev., 5.00%, 1/1/2030	360	374
Series A, Rev., 5.00%, 1/1/2035	600	619
North Texas Tollway Authority System, Second Tier
Series B, Rev., 5.00%, 1/1/2027	300	314
Series B, Rev., 5.00%, 1/1/2030	400	414
Northwest Independent School District GO, PSF-GTD, 5.00%, 2/15/2031	3,635	3,988
Round Rock Independent School District Series 2016A, GO, 5.00%, 8/1/2029	115	123
San Antonio Education Facilities Corp., Hallmark University Project Series 2021A, Rev., 5.00%, 10/1/2041	200	164
San Antonio Education Facilities Corp., University of the Incarnate Word Series 2021A, Rev., 4.00%, 4/1/2037	600	519
Trinity River Authority, Walker-Calloway System
Rev., 5.00%, 2/1/2026	275	288
Series 2017 A, Rev., 5.00%, 2/1/2027	290	307
Rev., 5.00%, 2/1/2028	305	326
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
Rev., 5.00%, 2/1/2029	320	343
Rev., 5.00%, 2/1/2030	340	364
Rev., 5.00%, 2/1/2031	355	377
Tyler Independent School District GO, PSF-GTD, 5.00%, 2/15/2028	175	186
Total Texas		43,854
Utah — 0.7%
Mida Golf and Equestrian Center Public Infrastructure District, Limited Tax GO, 4.13%, 6/1/2036 (d)	895	704
Military Installation Development Authority, Tax Allocation and Hotel Tax
Series 2021A-1, Rev., 4.00%, 6/1/2036	100	80
Series 2021A-2, Rev., 4.00%, 6/1/2036	100	80
Series 2021A-1, Rev., 4.00%, 6/1/2041	100	76
Utah Charter School Finance Authority, Wallace Stegner Academy
Series 2022A, Rev., 5.25%, 6/15/2032 (d)	500	478
Series 2022A, Rev., 5.63%, 6/15/2042 (d)	805	746
Utah Infrastructure Agency Telecommunications and Franchise Tax Rev., 4.00%, 10/15/2025 (e)	250	254
Utah Infrastructure Agency, Tax-Exempt Telecommunications
Rev., 5.00%, 10/15/2027	100	100
Rev., 4.00%, 10/15/2031	500	450
Rev., 5.00%, 10/15/2032	100	97
Rev., 4.00%, 10/15/2033	525	457
Weber Basin Water Conservancy District Series 2017B, Rev., 5.00%, 10/1/2031	470	497
Total Utah		4,019
Virginia — 0.4%
Henrico County Economic Development Authority, Westminster Canterbury Richmond Rev., 4.00%, 10/1/2040	330	283
Lynchburg Economic Development Authority, Central Health, Inc. Rev., 4.00%, 1/1/2037	665	583
Virginia Small Business Financing Authority, The Obligated Group of National Senior Campuses, Inc. Series 2020A, Rev., 5.00%, 1/1/2034	1,200	1,227
Total Virginia		2,093
Washington — 3.0%
County of Kitsap Series 2022B, GO, 5.00%, 12/1/2034	1,715	1,878
Energy Northwest Series 2021A, Rev., 5.00%, 7/1/2026	10	10
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Tax Aware Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Washington — continued
Port of Seattle Series 2022B, Rev., AMT, 4.00%, 8/1/2047	600	476
Port of Seattle, Intermediate Lien
Series B, Rev., 5.00%, 3/1/2033	3,750	3,825
Series 2022B, Rev., AMT, 5.00%, 8/1/2033	2,830	2,911
Series B, Rev., 5.00%, 3/1/2034	1,000	1,018
Washington Health Care Facilities Authority, Providence St. Joseph Health
Series 2018B, Rev., 5.00%, 10/1/2025	1,250	1,295
Series 2018B, Rev., 5.00%, 10/1/2026	1,500	1,569
Series 2018B, Rev., 5.00%, 10/1/2027	2,500	2,640
Washington State Housing Finance Commission, New Haven Apartments Series 2018 B, Rev., VRDO, LOC : Federal National Mortgage Association, 2.33%, 11/10/2022 (b)	250	250
Washington State Housing Finance Commission, Rockwood Retirement Communities Project Series 2020A, Rev., 5.00%, 1/1/2041 (d)	1,415	1,105
Total Washington		16,977
Wisconsin — 1.1%
Public Finance Authority, Ascend Leadership Academy Project Series 2021A, Rev., 5.00%, 6/15/2041 (d)	130	104
Public Finance Authority, Coral Academy of Science
Series 2021A, Rev., 4.00%, 7/1/2030	305	278
Series 2021A, Rev., 4.00%, 7/1/2041	500	390
Public Finance Authority, Entrance Fee Principal Redemption, Searstone CCRC Project Series 2021B2, Rev., 2.25%, 6/1/2027 (d)	215	188
Public Finance Authority, Roseman University of Health Sciences Project Rev., 4.00%, 4/1/2032 (d)	100	88
Public Finance Authority, Scotland Healthcare System
Series 2021A, Rev., 5.00%, 10/1/2025	695	711
Series 2021A, Rev., 5.00%, 10/1/2026	730	750
Public Finance Authority, The Carmelite System, Inc., Obligated Group Series 2021A, Rev., 3.25%, 1/1/2029	860	782
Public Finance Authority, The Franklin School of Innovation Rev., 5.00%, 1/1/2042 (d)	105	88
Public Finance Authority, Triad Math and Science Academy Co.
Series 2021A, Rev., 4.00%, 6/15/2024	340	337
Series 2021A, Rev., 4.00%, 6/15/2026	370	360
Series 2021A, Rev., 4.00%, 6/15/2028	400	381
Series 2021A, Rev., 4.00%, 6/15/2030	435	404
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — continued
Series 2021A, Rev., 4.00%, 6/15/2041	280	226
Public Finance Authority, Viticus Group Project
Series 2022A, Rev., 4.00%, 12/1/2031 (d)	100	87
Series 2022A, Rev., 4.00%, 12/1/2041 (d)	290	222
Wisconsin Health and Educational Facilities Authority, Hope Christian Schools Rev., 4.00%, 12/1/2041	160	120
Wisconsin Health and Educational Facilities Authority, Marquette University Series 2021A-1, Rev., 5.00%, 10/1/2032	500	522
Wisconsin Health and Educational Facilities Authority, Oakwood Lutheran Senior Ministries Rev., 4.00%, 1/1/2037	325	264
Total Wisconsin		6,302
Total Municipal Bonds (Cost $476,079)		439,610
	SHARES (000)
Short-Term Investments — 8.2%
Investment Companies — 8.2%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.04% (g) (h) (Cost $46,359)	46,345	46,363
Total Investments — 86.3% (Cost $522,438)		485,973
Other Assets Less Liabilities — 13.7%		76,850
NET ASSETS — 100.0%		562,823

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CCRC	Congregate Care Retirement Center
COP	Certificate of Participation
CR	Custodial Receipts
GO	General Obligation
GTD	Guaranteed
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
LOC	Letter of Credit
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Tax Aware Funds	21

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
RE	Reinsured
Rev.	Revenue
USD	United States Dollar
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of October 31, 2022.

(c)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Security is prerefunded or escrowed to maturity.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2022.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of October 31, 2022.
Centrally Cleared Inflation-linked swap contracts outstanding as of October 31, 2022 (amounts in thousands):

FLOATING RATE INDEX(a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS) $	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CPI-U at termination	2.37% at termination	Receive	10/4/2032	USD 46,362	(112)	1,620	1,508
CPI-U at termination	2.45% at termination	Receive	10/4/2027	USD 68,296	(189)	1,447	1,258
CPI-U at termination	2.47% at termination	Receive	10/6/2032	USD 22,675	(42)	583	541
CPI-U at termination	2.47% at termination	Receive	10/6/2032	USD 6,298	(12)	162	150
CPI-U at termination	2.67% at termination	Receive	10/19/2032	USD 15,312	(48)	158	110
CPI-U at termination	2.73% at termination	Receive	10/19/2029	USD 70,437	(185)	558	373
CPI-U at termination	2.95% at termination	Receive	10/19/2025	USD 80,135	(111)	193	82
CPI-U at termination	3.23% at termination	Receive	5/31/2027	USD 30,813	—	33	33
					(699)	4,754	4,055
CPI-U at termination	2.97% at termination	Receive	6/7/2032	USD 10,720	13	(34)	(21)
CPI-U at termination	3.32% at termination	Receive	6/6/2027	USD 6,988	—	(26)	(26)
CPI-U at termination	3.35% at termination	Receive	5/19/2027	USD 6,081	—	(6)	(6)
CPI-U at termination	3.37% at termination	Receive	6/8/2027	USD 6,357	—	(38)	(38)
					13	(104)	(91)
					(686)	4,650	3,964

Abbreviations
CPI-U	Consumer Price Index for All Urban Consumers
USD	United States Dollar

(a) Value of floating rate index at October 31, 2022 was as follows:

FLOATING RATE INDEX	VALUE
CPI-U	2.98%
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Tax Aware Funds	October 31, 2022

Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of October 31, 2022 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.39-V1	5.00	Quarterly	12/20/2027	5.44	USD 19,900	800	(765)	35

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract.Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Tax Aware Funds	23

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2022
(Amounts in thousands, except per share amounts)

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$1,041,195	$439,610
Investments in affiliates, at value	29,645	46,363
Cash	49	—
Deposits at broker for centrally cleared swaps	—	13,403
Receivables:
Investment securities sold	4,965	4,222
Investment securities sold — delayed delivery securities	—	2,717
Fund shares sold	693	65,398
Interest from non-affiliates	—	5,501
Dividends from non-affiliates	1,117	—
Dividends from affiliates	3	89
Variation margin on centrally cleared swaps	—	1,781
Total Assets	1,077,667	579,084
LIABILITIES:
Payables:
Investment securities purchased	8,952	5,600
Investment securities purchased — delayed delivery securities	—	8,806
Fund shares redeemed	2,755	1,547
Accrued liabilities:
Investment advisory fees	296	113
Administration fees	59	11
Distribution fees	17	21
Service fees	67	39
Custodian and accounting fees	6	30
Other	97	94
Total Liabilities	12,249	16,261
Net Assets	$1,065,418	$562,823
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Tax Aware Funds	October 31, 2022

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$377,281	$695,590
Total distributable earnings (loss)	688,137	(132,767)
Total Net Assets	$1,065,418	$562,823
Net Assets:
Class A	$38,736	$77,066
Class C	15,356	6,183
Class I	629,462	415,000
Class R6	381,864	64,574
Total	$1,065,418	$562,823
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,078	8,503
Class C	438	684
Class I	17,370	45,676
Class R6	10,536	7,111
Net Asset Value (a):
Class A — Redemption price per share	$35.92	$9.06
Class C — Offering price per share (b)	35.04	9.04
Class I — Offering and redemption price per share	36.24	9.09
Class R6 — Offering and redemption price per share	36.25	9.08
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$37.91	$9.41
Cost of investments in non-affiliates	$424,390	$476,079
Cost of investments in affiliates	29,647	46,359
Net upfront payments on centrally cleared swaps	—	114

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Tax Aware Funds	25

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2022
(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$12,708
Dividend income from non-affiliates	13,733	—
Dividend income from affiliates	142	362
Total investment income	13,875	13,070
EXPENSES:
Investment advisory fees	4,224	2,047
Administration fees	905	438
Distribution fees:
Class A	101	236
Class C	129	55
Service fees:
Class A	101	236
Class C	43	18
Class I	1,755	1,092
Custodian and accounting fees	41	166
Interest expense to affiliates	—(a)	—(a)
Professional fees	58	87
Trustees’ and Chief Compliance Officer’s fees	29	26
Printing and mailing costs	75	21
Registration and filing fees	101	94
Transfer agency fees (See Note 2.I.)	18	7
Other	74	34
Total expenses	7,654	4,557
Less fees waived	(1,148)	(1,434)
Less expense reimbursements	(5)	—
Net expenses	6,501	3,123
Net investment income (loss)	7,374	9,947
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	94,204	(23,975)
Investments in affiliates	—(a)	(11)
Futures contracts	—	(81)
Swaps	—	26,628
Net realized gain (loss)	94,204	2,561
Distribution of capital gains received from investment company affiliates	—	1
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(321,484)	(53,595)
Investments in affiliates	(2)	3
Swaps	—	(3,544)
Change in net unrealized appreciation/depreciation	(321,486)	(57,136)
Net realized/unrealized gains (losses)	(227,282)	(54,574)
Change in net assets resulting from operations	$(219,908)	$(44,627)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Tax Aware Funds	October 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,374	$6,211	$9,947	$6,491
Net realized gain (loss)	94,204	216,878	2,561	33,316
Distributions of capital gains received from investment company affiliates	—	—	1	—(a)
Change in net unrealized appreciation/depreciation	(321,486)	223,729	(57,136)	(779)
Change in net assets resulting from operations	(219,908)	446,818	(44,627)	39,028
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(5,888)	(4,005)	(1,380)	(795)
Class C	(2,555)	(1,733)	(72)	(39)
Class I	(108,264)	(88,662)	(7,608)	(5,235)
Class R6	(73,207)	(69,665)	(895)	(444)
Total distributions to shareholders	(189,914)	(164,065)	(9,955)	(6,513)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	35,927	(17,513)	51,571	258,426
NET ASSETS:
Change in net assets	(373,895)	265,240	(3,011)	290,941
Beginning of period	1,439,313	1,174,073	565,834	274,893
End of period	$1,065,418	$1,439,313	$562,823	$565,834

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Tax Aware Funds	27

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12,257	$6,213	$49,207	$65,111
Distributions reinvested	5,801	3,935	1,199	693
Cost of shares redeemed	(8,437)	(5,023)	(62,521)	(7,320)
Change in net assets resulting from Class A capital transactions	9,621	5,125	(12,115)	58,484
Class C
Proceeds from shares issued	4,553	4,381	3,232	5,286
Distributions reinvested	2,496	1,683	64	36
Cost of shares redeemed	(5,064)	(2,848)	(3,545)	(1,439)
Change in net assets resulting from Class C capital transactions	1,985	3,216	(249)	3,883
Class I
Proceeds from shares issued	189,928	155,474	371,668	237,630
Distributions reinvested	106,211	86,764	4,272	2,990
Cost of shares redeemed	(267,812)	(203,733)	(349,501)	(51,812)
Change in net assets resulting from Class I capital transactions	28,327	38,505	26,439	188,808
Class R6
Proceeds from shares issued	49,338	61,647	57,291	12,045
Distributions reinvested	72,864	69,432	678	440
Cost of shares redeemed	(126,208)	(195,438)	(20,473)	(5,234)
Change in net assets resulting from Class R6 capital transactions	(4,006)	(64,359)	37,496	7,251
Total change in net assets resulting from capital transactions	$35,927	$(17,513)	$51,571	$258,426
SHARE TRANSACTIONS:
Class A
Issued	308	136	5,082	6,679
Reinvested	131	101	126	72
Redeemed	(215)	(114)	(6,545)	(762)
Change in Class A Shares	224	123	(1,337)	5,989
Class C
Issued	116	99	330	544
Reinvested	58	44	7	4
Redeemed	(129)	(64)	(368)	(148)
Change in Class C Shares	45	79	(31)	400
Class I
Issued	4,762	3,388	38,920	24,612
Reinvested	2,393	2,193	448	309
Redeemed	(6,510)	(4,477)	(36,763)	(5,359)
Change in Class I Shares	645	1,104	2,605	19,562
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Tax Aware Funds	October 31, 2022

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
SHARE TRANSACTIONS: (continued)
Class R6
Issued	1,220	1,381	6,022	1,230
Reinvested	1,642	1,754	71	45
Redeemed	(3,068)	(4,628)	(2,152)	(540)
Change in Class R6 Shares	(206)	(1,493)	3,941	735
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Tax Aware Funds	29

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Tax Aware Equity Fund
Class A
Year Ended October 31, 2022	$49.77	$0.08	$(7.30)	$(7.22)	$(0.07)	$(6.56)	$(6.63)
Year Ended October 31, 2021	40.37	0.02	14.90	14.92	(0.04)	(5.48)	(5.52)
Year Ended October 31, 2020	36.83	0.17	5.79	5.96	(0.18)	(2.24)	(2.42)
Year Ended October 31, 2019	33.50	0.23	4.28	4.51	(0.25)	(0.93)	(1.18)
Year Ended October 31, 2018	34.41	0.17	1.46	1.63	(0.18)	(2.36)	(2.54)
Class C
Year Ended October 31, 2022	48.84	(0.12)	(7.12)	(7.24)	—	(6.56)	(6.56)
Year Ended October 31, 2021	39.86	(0.20)	14.66	14.46	—	(5.48)	(5.48)
Year Ended October 31, 2020	36.42	(0.02)	5.74	5.72	(0.04)	(2.24)	(2.28)
Year Ended October 31, 2019	33.17	0.07	4.22	4.29	(0.11)	(0.93)	(1.04)
Year Ended October 31, 2018	34.13	—(f)	1.44	1.44	(0.04)	(2.36)	(2.40)
Class I
Year Ended October 31, 2022	50.15	0.24	(7.36)	(7.12)	(0.23)	(6.56)	(6.79)
Year Ended October 31, 2021	40.64	0.20	15.00	15.20	(0.21)	(5.48)	(5.69)
Year Ended October 31, 2020	37.05	0.32	5.84	6.16	(0.33)	(2.24)	(2.57)
Year Ended October 31, 2019	33.67	0.40	4.28	4.68	(0.37)	(0.93)	(1.30)
Year Ended October 31, 2018	34.57	0.32	1.45	1.77	(0.31)	(2.36)	(2.67)
Class R6
Year Ended October 31, 2022	50.16	0.29	(7.37)	(7.08)	(0.27)	(6.56)	(6.83)
Year Ended October 31, 2021	40.64	0.25	15.00	15.25	(0.25)	(5.48)	(5.73)
Year Ended October 31, 2020	37.06	0.37	5.82	6.19	(0.37)	(2.24)	(2.61)
Year Ended October 31, 2019	33.68	0.38	4.33	4.71	(0.40)	(0.93)	(1.33)
October 1, 2018 (g) through October 31, 2018	37.04	0.01	(3.37)	(3.36)	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Tax Aware Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$35.92	(16.96)%	$38,736	0.95%	0.21%	0.96%	31%
49.77	40.69	42,525	0.94	0.05	0.95	21
40.37	16.96	29,515	0.95	0.45	0.96	19
36.83	13.99	25,640	0.96	0.67	0.98	14
33.50	4.83	25,594	0.96	0.50	0.96	38

35.04	(17.38)	15,356	1.45	(0.30)	1.46	31
48.84	39.96	19,177	1.44	(0.45)	1.45	21
39.86	16.40	12,499	1.45	(0.05)	1.46	19
36.42	13.42	11,345	1.44	0.19	1.46	14
33.17	4.31	12,197	1.46	(0.01)	1.47	38

36.24	(16.63)	629,462	0.55	0.60	0.71	31
50.15	41.22	838,765	0.55	0.45	0.70	21
40.64	17.47	634,799	0.55	0.85	0.71	19
37.05	14.45	586,825	0.55	1.16	0.71	14
33.67	5.26	1,364,073	0.55	0.91	0.70	38

36.25	(16.53)	381,864	0.44	0.70	0.46	31
50.16	41.39	538,846	0.44	0.56	0.45	21
40.64	17.57	497,260	0.44	0.98	0.45	19
37.06	14.55	650,680	0.44	1.08	0.46	14
33.68	(9.07)	18	0.44	0.31	0.48	38
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Tax Aware Funds	31

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Tax Aware Real Return Fund
Class A
Year Ended October 31, 2022	$9.94	$0.14	$(0.88)	$(0.74)	$(0.14)
Year Ended October 31, 2021	9.11	0.13	0.84	0.97	(0.14)
Year Ended October 31, 2020	9.25	0.18	(0.13)	0.05	(0.19)
Year Ended October 31, 2019	9.19	0.22	0.07	0.29	(0.23)
Year Ended October 31, 2018	9.46	0.23	(0.26)	(0.03)	(0.24)
Class C
Year Ended October 31, 2022	9.92	0.09	(0.87)	(0.78)	(0.10)
Year Ended October 31, 2021	9.09	0.08	0.84	0.92	(0.09)
Year Ended October 31, 2020	9.23	0.14	(0.14)	—(d)	(0.14)
Year Ended October 31, 2019	9.17	0.17	0.07	0.24	(0.18)
Year Ended October 31, 2018	9.43	0.18	(0.25)	(0.07)	(0.19)
Class I
Year Ended October 31, 2022	9.97	0.17	(0.88)	(0.71)	(0.17)
Year Ended October 31, 2021	9.13	0.16	0.84	1.00	(0.16)
Year Ended October 31, 2020	9.27	0.20	(0.13)	0.07	(0.21)
Year Ended October 31, 2019	9.21	0.24	0.07	0.31	(0.25)
Year Ended October 31, 2018	9.48	0.26	(0.27)	(0.01)	(0.26)
Class R6
Year Ended October 31, 2022	9.96	0.18	(0.88)	(0.70)	(0.18)
Year Ended October 31, 2021	9.13	0.17	0.83	1.00	(0.17)
Year Ended October 31, 2020	9.27	0.23	(0.15)	0.08	(0.22)
Year Ended October 31, 2019	9.21	0.25	0.07	0.32	(0.26)
Year Ended October 31, 2018	9.48	0.27	(0.27)	—(d)	(0.27)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
(e)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Tax Aware Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate

$9.06	(7.46)%	$77,066	0.74%	1.48%	1.00%	68%
9.94	10.68	97,845	0.75	1.33	1.01	7
9.11	0.57	35,094	0.75	1.96	1.01	12
9.25	3.14	39,846	0.76	2.32	0.99	4
9.19	(0.36)	33,051	0.74	2.47	0.98	30

9.04	(7.93)	6,183	1.24	0.98	1.50	68
9.92	10.17	7,095	1.25	0.84	1.51	7
9.09	0.04	2,859	1.25	1.50	1.51	12
9.23	2.60	8,353	1.26	1.85	1.48	4
9.17	(0.76)	18,315	1.24	1.97	1.48	30

9.09	(7.20)	415,000	0.49	1.74	0.75	68
9.97	11.04	429,314	0.50	1.61	0.76	7
9.13	0.82	214,709	0.50	2.24	0.75	12
9.27	3.38	384,626	0.51	2.58	0.73	4
9.21	(0.10)	411,760	0.49	2.72	0.73	30

9.08	(7.11)	64,574	0.39	1.90	0.50	68
9.96	11.04	31,580	0.40	1.76	0.51	7
9.13	0.92	22,231	0.40	2.48	0.49	12
9.27	3.49	316,009	0.41	2.70	0.48	4
9.21	0.00(e)	588,549	0.39	2.82	0.48	30
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Tax Aware Funds	33

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 2 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Tax Aware Equity Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Tax Aware Real Return Fund	Class A, Class C, Class I and Class R6	Diversified
The investment objective of JPMorgan Tax Aware Equity Fund (“Tax Aware Equity Fund”) is to seek to provide high after-tax total return from a portfolio of selected equity securities.
The investment objective of JPMorgan Tax Aware Real Return Fund (“Tax Aware Real Return Fund”) is to seek to maximize after-tax inflation protected return.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the Investment Company Act of 1940, the Board are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board  has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

34	J.P. Morgan Tax Aware Funds	October 31, 2022

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Swaps are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Tax Aware Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,070,840	$—	$—	$1,070,840

(a)	Please refer to the SOI for specifics of portfolio holdings.

Tax Aware Real Return Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$439,610	$—	$439,610
Short-Term Investments
Investment Companies	46,363	—	—	46,363
Total Investments in Securities	$46,363	$439,610	$—	$485,973
Appreciation in Other Financial Instruments
Swaps	$—	$4,754	$—	$4,754
Depreciation in Other Financial Instruments
Swaps	—	(869)	—	(869)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$—	$3,885	$—	$3,885
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of October 31, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

October 31, 2022	J.P. Morgan Tax Aware Funds	35

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Tax Aware Real Return Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
Tax Aware Real Return Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of October 31, 2022, which are shown as a Receivable for Investment securities sold - delayed delivery securities and a Payable for Investment securities purchased - delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at October 31, 2022 are detailed on the SOIs.
D. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
The Funds did not lend out any securities during the year ended October 31, 2022.

36	J.P. Morgan Tax Aware Funds	October 31, 2022

E. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Tax Aware Equity Fund
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 3.18% (a) (b)	$14,898	$199,799	$185,050	$—(c)	$(2)	$29,645	29,643	$142	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
(c)	Amount rounds to less than one thousand.

Tax Aware Real Return Fund
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.04% (a) (b)	$56,696	$352,441	$362,766	$(11)	$3	$46,363	46,345	$362	$1

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
F. Futures Contracts — Tax Aware Real Return Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

October 31, 2022	J.P. Morgan Tax Aware Funds	37

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
G. Swaps — Tax Aware Real Return Fund engaged in various swap transactions to manage interest rate (e.g., duration, yield curve) and inflation risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/ depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
Inflation-Linked Swaps
Tax Aware Real Return Fund used inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index upon while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk.
(1) Summary of Derivatives Information —The following tables present the value of derivatives held as of October 31, 2022, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
Tax Aware Real Return Fund
Interest Rate Risk Exposure:
Swaps at Value (Assets) *	$4,055
Swaps at Value (Liabilities) *	(91)
Credit Risk Exposure:
Swaps at Value (Assets) *	35
Net Fair Value of Derivative Contracts:
Swaps at Value *	3,999

*	Includes the fair value of centrally cleared swap contracts as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2022, by primary underlying risk exposure:
Tax Aware Real Return Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Interest Rate Risk Exposure:
Futures Contracts	$(81)
Swap Contracts	26,515
Credit Exposure Risk:
Swap Contracts	113
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Interest Rate Risk Exposure:
Swap Contracts	(2,779)

38	J.P. Morgan Tax Aware Funds	October 31, 2022

Tax Aware Real Return Fund
Credit Exposure Risk:
Swap Contracts	$(765)
Derivatives Volume
The table below discloses the volume of the Fund’s futures contracts and swaps activity during the year ended October 31, 2022.
Tax Aware Real Return Fund
Futures Contracts:
Average Notional Balance Long	$2,056
Average Notional Balance Short	(2,706)
Interest Rate-Related Swaps :
Average Notional Balance - Pays Fixed Rate	475,785
Ending Notional Balance - Pays Fixed Rate	370,474
Credit Default Swaps:
Average Notional Balance - Buy Protection	2,677
Ending Notional Balance - Buy Protection	19,900
H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.
I. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2022 are as follows:
	Class A	Class C	Class I	Class R6	Total
Tax Aware Equity Fund
Transfer agency fees	$1	$1	$11	$5	$18
Tax Aware Real Return Fund
Transfer agency fees	2	—(a)	4	1	7

(a)	Amount rounds to less than one thousand.

October 31, 2022	J.P. Morgan Tax Aware Funds	39

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of October 31, 2022, no liability for Federal income tax is required in the Funds'  financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, remain subject to examination by the Internal Revenue Service.
K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly for Tax Aware Equity Fund and declared and paid at least monthly for Tax Aware Real Return Fund. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Tax Aware Equity Fund	$22,743	$(—) (a)	$(22,743)
Tax Aware Real Return Fund	(12)	(11)	23

(a)	Amount rounds to less than one thousand.
The reclassifications for the Funds relate primarily to investments and tax equalization.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.35% of each Fund’s respective average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended October 31, 2022, the effective rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of each Fund do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%

40	J.P. Morgan Tax Aware Funds	October 31, 2022

	Class A	Class C
Tax Aware Real Return Fund	0.25%	0.75%
JPMDS waived distribution fees as outlined in Note 3.F.
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Tax Aware Equity Fund	$9	$—
Tax Aware Real Return Fund	2	1
D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I
Tax Aware Equity Fund	0.25%	0.25%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.25
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R6
Tax Aware Equity Fund	n/a	n/a	0.55%	0.44%
Tax Aware Real Return Fund	0.75%(1)	1.25%(1)	0.50(1)	0.40(1)

(1)	Effective November 1, 2022, the contractual expense limitation changed to 0.70%, 1.20%, 0.45% and 0.35%, for Class A, Class C, Class I, and Class R6, respectively.
The expense limitation agreements were in effect for the year ended October 31, 2022 and the contractual expense limitation percentages in the table above are in place until at least February 28, 2023.

October 31, 2022	J.P. Morgan Tax Aware Funds	41

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
For the year ended October 31, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Tax Aware Equity Fund	$86	$57	$994	$1,137	$5
Tax Aware Real Return Fund	338	225	808	1,371	—
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2022 were as follows:

Tax Aware Equity Fund	$10
Tax Aware Real Return Fund	62
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through October 31, 2022 the amount of these waivers were as follows:

Tax Aware Equity Fund	$1
Tax Aware Real Return Fund	1
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended October 31, 2022, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended October 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$372,043	$523,194
Tax Aware Real Return Fund	376,862	345,032
During the year ended October 31, 2022, there were no purchases or sales of U.S. Government securities.

42	J.P. Morgan Tax Aware Funds	October 31, 2022

5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$455,231	$615,961	$352	$615,609
Tax Aware Real Return Fund	522,551	5,270	37,849	(32,579)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.
The tax character of distributions paid during the year ended October 31, 2022 was as follows:
	Ordinary Income*	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Tax Aware Equity Fund	$6,939	$—	$182,975	$189,914
Tax Aware Real Return Fund	5	9,950	—	9,955

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended October 31, 2021 was as follows:
	Ordinary Income*	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Tax Aware Equity Fund	$6,458	$—	$157,607	$164,065
Tax Aware Real Return Fund	298	6,215	—	6,513

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of October 31, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$1,132	$71,461	$615,609
Tax Aware Real Return Fund	—	(100,122)	(32,579)
The cumulative timing differences primarily consist of wash sale loss deferrals and trustee deferred compensation.
At October 31, 2022, the following Fund had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return Fund	$88,178	$11,944

October 31, 2022	J.P. Morgan Tax Aware Funds	43

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
During the year ended October 31, 2022, the following Fund utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
Tax Aware Real Return Fund	$14,541	$—
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II ("JPM") and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended October 31, 2022. Average borrowings from the Facility during the year ended October 31, 2022 were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Tax Aware Equity Fund	$2,698	0.82%	1	$—(a)

(a)	Amount rounds to less than one thousand.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change  in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.
The Funds did not utilize the Credit Facility during the year ended October 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

44	J.P. Morgan Tax Aware Funds	October 31, 2022

As of October 31, 2022, the Funds had individual shareholder and/or affiliated omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Tax Aware Equity Fund	1	47.1%	1	28.5%
Tax Aware Real Return Fund	1	23.0	1	29.5
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
The Funds are subject to interest rate risk. Investments in bonds and other debt securities will change in value based on changes in interest rates.  If rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  The Funds invest in variable and floating rate loans and other variable and floating rate securities. Although these investments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.  The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
The Funds are subject to credit risk.  The Fund’s investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Funds’ investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.  Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e. the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Tax Aware Real Return Fund invests primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer's ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers' ratings and the Fund's ability to collect principal and interest, in the event of an issuer's default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s

October 31, 2022	J.P. Morgan Tax Aware Funds	45

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

46	J.P. Morgan Tax Aware Funds	October 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund (two of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 22, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

October 31, 2022	J.P. Morgan Tax Aware Funds	47

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	166	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	166	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	166	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	166
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	166	None

48	J.P. Morgan Tax Aware Funds	October 31, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	166	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	166
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	166
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	166	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	None

October 31, 2022	J.P. Morgan Tax Aware Funds	49

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	166
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	166	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	166	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (166 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.

50	J.P. Morgan Tax Aware Funds	October 31, 2022

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

October 31, 2022	J.P. Morgan Tax Aware Funds	51

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

52	J.P. Morgan Tax Aware Funds	October 31, 2022

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

October 31, 2022	J.P. Morgan Tax Aware Funds	53

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2022, and continued to hold your shares at the end of the reporting period, October 31, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Tax Aware Equity Fund
Class A
Actual	$1,000.00	$945.70	$4.66	0.95%
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class C
Actual	1,000.00	943.20	7.10	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class I
Actual	1,000.00	947.40	2.70	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Class R6
Actual	1,000.00	948.00	2.16	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44
JPMorgan Tax Aware Real Return Fund
Class A
Actual	1,000.00	959.80	3.66	0.74
Hypothetical	1,000.00	1,021.47	3.77	0.74
Class C
Actual	1,000.00	957.30	6.12	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class I
Actual	1,000.00	962.10	2.42	0.49
Hypothetical	1,000.00	1,022.73	2.50	0.49

54	J.P. Morgan Tax Aware Funds	October 31, 2022

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Tax Aware Real Return Fund (continued)
Class R6
Actual	$1,000.00	$961.60	$1.93	0.39%
Hypothetical	1,000.00	1,023.24	1.99	0.39

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

October 31, 2022	J.P. Morgan Tax Aware Funds	55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (money market and alternative products, equity, and fixed income) met regularly throughout the year and at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements. The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings on June 21-22, 2022 and August  9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser.  This information includes the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc. , independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the
Adviser, counsel to the Trusts, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)
 The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management each of the Funds, including personnel changes, if any;
(iii)
The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
(iv)
Information about the structure and distribution strategy for each Fund and how it fits with the Trusts’ other fund offerings;
(v)
The administration services provided by the Adviser in its role as Administrator;

56

(vi)
 Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trusts and in the financial industry generally;
(vii)
The overall reputation and capabilities of the Adviser and its affiliates;
(viii)
The commitment of the Adviser to provide high quality service to the Funds;
(ix)
Their overall confidence in the Adviser’s integrity;
(x)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund; and
(xi)
The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Funds and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain satisfactory relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on

57

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Funds’ performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods.  The Trustees reviewed a description of Broadridge methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Tax Aware Equity Fund’s performance for Class A shares was in the third, first and second quintiles of the Peer Group, and in the third, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that performance for Class I shares was in the third, first and first quintiles of the Peer Group, and in the second, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that performance for Class R6 shares was in the third and second quintiles of the Peer Group, and in the second and first quintiles of the Universe, for the one- and three-year periods ended December 31, 2021, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analyses and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Tax Aware Real Return Fund’s performance for Class A shares was in the first, first and third quintiles of the Peer Group, and in the first, first and fourth

58

quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that performance for Class I shares was in the first, first and second quintiles of the Peer Group, and in the first, first and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that performance for Class R6 shares was in the first quintile of the Peer Group for both the one- and three-year periods ended December 31, 2021, and in the first, first and second quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively. Broadridge did not calculate a quintile ranking for the Peer Group for Class R6 shares for the five-year period due to the limited number of funds in the Peer Groups. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund.  The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum.  For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Tax Aware Equity Fund’s net advisory fee for Class A shares was in the second quintile  of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fourth and third quintiles of the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the first and second quintiles of the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles of the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Tax Aware Real Return Fund’s net advisory fee for Class A shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second and fourth quintiles of the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles of the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the second quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

59

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Dividends Received Deduction (DRD)
The Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2022:
Dividends Received Deduction
JPMorgan Tax Aware Equity Fund	100.00%
Long Term Capital Gain
The Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2022:
Long-Term Capital Gain Distribution
JPMorgan Tax Aware Equity Fund	$205,718
Qualified Dividend Income (QDI)
The Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2022:
Qualified Dividend Income
JPMorgan Tax Aware Equity Fund	$6,939
Tax Exempt Income
The Fund listed below had the following percentage, or maximum allowable percentage, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended October 31, 2022:
Exempt Distributions Paid
JPMorgan Tax Aware Real Return Fund	$9,950

60	J.P. Morgan Tax Aware Funds	October 31, 2022

Rev. January 2011

FACT	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds protect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. October 2022.
AN-TA-1022

Annual Report
J.P. Morgan Funds
October 31, 2022
JPMorgan Global Allocation Fund
JPMorgan Income Builder Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
December 15, 2022 (Unaudited)
Dear Shareholder,
Global financial markets reflected turmoil in the global economy in 2022, stirred by sharply higher inflation, rising interest rates, sporadic pandemic disruptions and the widening impact of the Russia-Ukraine conflict. Prices for both equities and bonds tumbled during the first half of the year and remained under pressure through the end of October.

“While investors seek to adapt to the
current market environment, we
believe a well-diversified portfolio
and a patient outlook remain crucial
components of a successful invest-
ment approach.”
— Brian S. Shlissel

Emerging market equities underperformed both the U.S. and other developed equity markets amid economic weakness in China and slowing global demand during the period. Across Europe, the war in Ukraine set off an energy crisis as a result of reduced imports of natural gas from Russia. U.S. equity markets also fell in 2022, but surprisingly strong corporate earnings and consumer spending helped leading U.S. indexes to rebound from their lowest levels. For the twelve month period ended October 31, 2022, the MSCI Emerging Markets Index returned -31.0%, the MSCI EAFE Index returned -23.0% and the S&P 500 Index returned -14.6%.
Notably, some recent U.S. inflationary data has indicated signs of easing price pressures and U.S. economic output as measured by gross domestic product turned positive in the third quarter of 2022, following two consecutive quarters of negative growth. Though the U.S. economy has lost momentum in 2022, it has not yet fallen into recession. Meanwhile, as the potential for a rapid resolution to the war in Ukraine appears to have faded, the European Union and its largest constituent nations have moved to secure sufficient winter energy supplies while decreasing their dependence on imports of natural gas from Russia. In the U.K., a year-long political crisis was resolved with the accession of Rishi Sunak to prime minister in October 2022, which helped shore up the value of British pound and stabilize U.K. financial markets. China has eased some of the social restrictions under its “Zero Covid” policy and domestic equity indexes recently rose amid investor expectations that China’s economy may fully reopen in the coming months.
As 2022 comes to a close, financial markets are likely to remain volatile due to investor uncertainty regarding the outlook for inflation, interest rates and economic momentum. Increased geo-political tensions between Russia and Ukraine’s Western allies also remains a headwind for global financial markets.
Investors this year have confronted economic and financial market conditions not experienced in many years. While investors seek to adapt to the current market environment, we believe a well-diversified portfolio and a patient outlook remain crucial components of a successful investment approach. Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely yours,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

October 31, 2022	J.P. Morgan Funds	1

J.P. Morgan Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)
While developed market equities largely ended 2021 with positive returns, global prices for equities and bonds plummeted in 2022 amid accelerating inflation, rising interest rates, pandemic disruptions in China and the outbreak of conflict in Ukraine. Returns for both equity and bond markets broadly declined during the first half of 2022 and remained in negative territory through the end of October. Notably, global energy prices rose sharply in the first half of 2022 before receding somewhat in the third quarter.
In the EU, the war in Ukraine remained the focus of investors’ attention as energy supplies from Russia were constrained and the potential for a rapid resolution to the conflict receded. Both the EU and its individual constituent nations moved to build up reserves of natural gas and petroleum ahead of the winter months. By the end of October 2022, several European governments had sought to confront soaring inflation with spending plans to help households manage rising food and energy costs. The European Central Bank responded to the highest inflation rates in 40 years by sharply raising its policy interest rates in September 2022 and again in October. During the twelve month period, equity markets in Europe largely outperformed emerging markets equities but underperformed U.S. equity markets.
Political turmoil in the U.K. added to a weakening economic outlook that rattled financial markets and pushed the British pound to a 37-year low against the U.S. dollar. By late October 2022, the accession of Rishi Sunak to prime minister provided some support for both the pound and U.K. financial markets. The Bank of England was among the earliest developed market central banks to move to curb inflationary pressures, with an initial interest rate increase in December 2021, and seven more increases during the period.
Developed markets in the Asia-Pacific region also slumped during the period amid rising inflation, particularly soaring energy prices, and broad weakness in the semiconductors sector. Despite inflationary pressures, the Bank of Japan maintained its ultra-low interest rate policy. Meanwhile, equities in Hong Kong and Singapore largely underperformed other developed markets.
In the U.S., investors largely kept their focus on inflation data as indicators of short-term policy of the U.S. Federal Reserve. In mid-March 2022, the central bank initiated its first interest rate increase since late 2018, and then followed with four more rate raises by the end of September 2022. U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and dropped 0.6% in the second quarter before rebounding to a 2.6% increase in the third quarter. Consumer spending declined but remained somewhat better than investors expected. By the end of June 2022, U.S. equity prices had tumbled more than 20% from the start of the year, which is generally considered a bear market. However, prices rebounded somewhat by the end of October 2022.
Meanwhile, emerging markets equities and bonds slumped throughout the twelve months ended in October 2022. China was among the worst performers as the government’s “zero covid” policy led to strict lockdowns in several large cities, which weighed on the services sector in particular and on economic growth in general. China’s technology sector remained under pressure amid increased scrutiny of large technology companies by government regulators. Across emerging markets rising interest rates weighed on government spending and higher energy prices hurt markets of regions dependent on petroleum imports.
For the twelve months ended October 31, 2022, the S&P 500 Index returned -14.6%, the MSCI EAFE Index returned -23.0% and the MSCI Emerging Markets Index returned -31.0%.

2	J.P. Morgan Funds	October 31, 2022

JPMorgan Global Allocation Fund
FUNDS COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(20.69)%
MSCI All Country World Index (net of foreign withholding taxes)	(19.96)%
Bloomberg Global Aggregate Index (Unhedged USD)	(20.79)%
60% MSCI All Country World Index (net of foreign withholding taxes) / 40% Bloomberg Global Aggregate Index (Unhedged) (formerly known as Global Allocation Composite Benchmark)	(19.20)%
Net Assets as of 10/31/2022 (In Thousands)	$3,281,291
INVESTMENT OBJECTIVE**
The JPMorgan Global Allocation Fund (the “Fund”) seeks to maximize long-term total return.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended October 31, 2022, the Fund’s Class I Shares underperformed the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”), outperformed the Bloomberg Global Aggregate Index (Unhedged USD) and underperformed the 60% MSCI All Country World Index (net of foreign withholding taxes) / 40% Bloomberg Global Aggregate Index.
Relative to the Benchmark, which is an all-equity index, the Fund’s overweight allocation to equity, particularly non-U.S. developed markets equity, was a leading detractor from performance.
Relative to 60% MSCI All Country World Index / 40% Bloomberg Global Aggregate Index, the Fund’s initial overweight allocation to equity was a leading detractor from performance, while the Fund’s allocation to shorter duration corporate credit was a leading contributor to relative performance. Generally, bonds with shorter duration will experience a smaller decline in price compared with longer duration bonds when interest rates rise.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s portfolio managers decreased the overall equity allocation, particularly in European equities. The portfolio managers maintained the Fund’s allocation to shorter duration and higher quality corporate credit and continued to hold non-U.S. government bonds and U.S. Treasury futures.

TOP TEN POSITIONS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	JPMorgan Income Fund, Class R6	4.4%
2.	Microsoft Corp.	2.0
3.	U.S. Treasury Notes 0.13, 1/31/2023	1.9
4.	Amazon.com, Inc.	1.5
5.	Apple, Inc.	1.0
6.	Bristol-Myers Squibb Co.	0.9
7.	UnitedHealth Group, Inc.	0.9
8.	Bank of America Corp.	0.9
9.	LVMH Moet Hennessy Louis Vuitton SE (France)	0.9
10.	Japan Government Bond 0.10, 12/20/2022 (Japan)	0.9

PORTFOLIO COMPOSITION AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Common Stocks	57.6%
Foreign Government Securities	17.6
Corporate Bonds	5.2
Investment Companies	4.4
U.S. Treasury Obligations	1.9
Others (each less than 1.0%)	1.1
Short-Term Investments	12.2

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

October 31, 2022	J.P. Morgan Funds	3

JPMorgan Global Allocation Fund
FUNDS COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2011
With Sales Charge *		(24.45)%	0.95%	4.58%
Without Sales Charge		(20.90)	1.88	5.06
CLASS C SHARES	May 31, 2011
With CDSC **		(22.26)	1.38	4.64
Without CDSC		(21.26)	1.38	4.64
Class I SHARES	May 31, 2011	(20.69)	2.15	5.33
Class R2 SHARES	May 31, 2011	(21.17)	1.52	4.74
Class R3 SHARES	October 1, 2018	(21.01)	1.78	5.01
Class R4 SHARES	October 1, 2018	(20.78)	2.05	5.28
Class R5 SHARES	October 1, 2018	(20.66)	2.17	5.34
Class R6 SHARES	November 1, 2017	(20.59)	2.28	5.39

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/12 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.
Returns for Class R3 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.
Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Allocation Fund, the MSCI All Country
World Index (net of foreign withholding taxes), the Bloomberg Global Aggregate Index – (Unhedged USD) and 60% MSCI All Country World Index (net of foreign withholding taxes) / 40% Bloomberg Global Aggregate Index (Unhedged) (formerly known as Global Allocation Composite Benchmark) from April 30, 2012 to April 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index (net of foreign withholding taxes), the Bloomberg Global Aggregate Index – (Unhedged USD) and 60% MSCI All Country World Index (net of foreign withholding taxes) / 40% Bloomberg Global Aggregate Index (Unhedged) (formerly known as Global Allocation Composite Benchmark) do not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of 60% MSCI All Country World Index (net of foreign withholding taxes) / 40% Bloomberg Global Aggregate Index (Unhedged) (formerly known as Global Allocation Composite Benchmark) does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The MSCI All Country World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization

4	J.P. Morgan Funds	October 31, 2022

weighted index that is designed to measure the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Index – (Unhedged USD) provides a broad-based measure of the global investment-grade fixed income markets. Investors cannot invest directly in an index.
Subsequent to the inception date of the Fund through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Class I Shares have a $1,000,000 minimum initial investment. Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2022	J.P. Morgan Funds	5

JPMorgan Income Builder Fund
FUND COMMENTARY
TWELVE MONTHS ENDED October 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	(15.40)%
MSCI World Index (net total return)	(18.48)%
Bloomberg U.S. Aggregate Index	(15.68)%
60% MSCI World Index (net of foreign withholding taxes) / 40% Bloomberg U.S. Aggregate Index (formerly known as Income Builder Composite Benchmark)	(17.10)%
Net Assets as of 10/31/2022 (In Thousands)	$10,174,117
INVESTMENT OBJECTIVE**
The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended October 31, 2022, the Fund’s Class A Shares, without a sales charge, outperformed the MSCI World Index (net of foreign withholding taxes), the Bloomberg U.S. Aggregate Index and the 60% MSCI World Index (net of foreign withholding taxes) / 40% Bloomberg U.S. Aggregate Index.
Relative to the MSCI World Index, which is an all-equity index, the Fund’s underweight allocation to equity was a leading contributor to performance as equity prices fell during the period.
Relative to the Bloomberg U.S. Aggregate Index, which primarily contains U.S. government bonds, the Fund’s allocation to a more diversified set of corporate bonds contributed to performance.
 Relative to the Composite Benchmark, the Fund’s allocation to corporate credit, which outperformed government bonds amid rising interest rates during the period, was a leading contributor to performance. The Fund’s allocation to U.S. equity also helped relative performance, though the Fund’s overall allocation to developed markets equity was a leading detractor from relative performance.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers decreased the Fund’s overall equities exposure but maintained its positioning in credit. The portfolio managers sought to take advantage of periodic market volatility by adding to covered call options in the form of equity-linked notes. The portfolio managers also sought to balance credit allocations with more conservative exposures through U.S. Treasury futures.

TOP TEN POSITIONS OF THE PORTFOLIO AS OF October 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	JPMorgan Equity Premium Income ETF	2.9%
2.	National Bank of Canada, ELN, 8.00%, 12/28/2022, (linked to NASDAQ - 100 Index)	1.0
3.	Royal Bank of Canada, ELN, 8.00%, 12/21/2022, (linked to NASDAQ - 100 Index)	1.0
4.	Societe Generale SA, ELN, 8.00%, 12/15/2022, (linked to NASDAQ - 100 Index)	1.0
5.	Barclays Bank plc, ELN, 8.00%, 12/12/2022, (linked to NASDAQ - 100 Index)	1.0
6.	Citigroup Global Markets Holdings, Inc., ELN, 9.00%, 12/30/2022, (linked to NASDAQ - 100 Index)	1.0
7.	Citigroup Global Markets Holdings, Inc., ELN, 8.00%, 12/5/2022, (linked to NASDAQ - 100 Index)	1.0
8.	BNP Paribas, ELN, 8.00%, 11/23/2022, (linked to NASDAQ - 100 Index)	1.0
9.	U.S. Treasury Notes0.13,1/31/2023	0.7
10.	Johnson & Johnson	0.6

PORTFOLIO COMPOSITION AS OF October 31, 2022	PERCENT OF TOTAL INVESTMENTS
Common Stocks	35.5%
Corporate Bonds	33.0
Equity Linked Notes	7.0
Commercial Mortgage-Backed Securities	4.2
Collateralized Mortgage Obligations	3.9
Exchange-Traded Funds	2.8
Loan Assignments	2.2
Asset-Backed Securities	1.5
Others (each less than 1.0%)	2.9
Short-Term Investments	7.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. Morgan Funds	October 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2007
With Sales Charge *		(19.22)%	0.64%	3.46%
Without Sales Charge		(15.40)	1.57	3.94
CLASS C SHARES	May 31, 2007
With CDSC **		(16.80)	1.06	3.53
Without CDSC		(15.80)	1.06	3.53
Class I SHARES	May 31, 2007	(15.24)	1.74	4.10
Class R6 SHARES	November 1, 2017	(15.16)	1.83	4.15

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (10/31/12 TO 10/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg U.S. Aggregate Index and 60% MSCI All Country World Index (net of foreign withholding taxes) / 40% Bloomberg U.S. Aggregate Index (formerly known as Income Builder Composite Benchmark) from April 30, 2012 to April 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes), the Bloomberg U.S. Aggregate Index and 60% MSCI All Country World Index (net of foreign withholding taxes) / 40% Bloomberg U.S. Aggregate Index (formerly known as Income Builder Composite Benchmark) do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI World Index (net of foreign withholding taxes) assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2022	J.P. Morgan Funds	7

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 58.2%
Australia — 0.6%
Ampol Ltd.	2	30
APA Group	8	57
Aristocrat Leisure Ltd.	4	102
ASX Ltd.	1	60
Aurizon Holdings Ltd.	13	30
Australia & New Zealand Banking Group Ltd.	21	347
BHP Group Ltd.	176	4,193
BHP Group Ltd.	14	345
BlueScope Steel Ltd.	3	34
Brambles Ltd.	10	76
Cochlear Ltd.	—	60
Coles Group Ltd.	9	99
Commonwealth Bank of Australia	12	814
Dexus, REIT	8	38
Domino's Pizza Enterprises Ltd.	—	18
Endeavour Group Ltd.	10	44
Evolution Mining Ltd.	13	17
Flutter Entertainment plc *	1	157
Fortescue Metals Group Ltd.	12	113
Glencore plc	70	402
Goodman Group, REIT	12	130
GPT Group (The), REIT	14	38
IDP Education Ltd.	1	28
Insurance Australia Group Ltd.	18	55
LendLease Corp. Ltd.	5	27
Lottery Corp. Ltd. (The) *	16	43
Macquarie Group Ltd.	3	281
Medibank Pvt Ltd.	20	35
Mineral Resources Ltd.	1	57
Mirvac Group, REIT	28	37
National Australia Bank Ltd.	23	474
Newcrest Mining Ltd.	6	70
Northern Star Resources Ltd.	8	46
Orica Ltd.	3	28
Origin Energy Ltd.	13	45
Qantas Airways Ltd. *	7	25
QBE Insurance Group Ltd.	11	83
Ramsay Health Care Ltd.	1	49
REA Group Ltd.	—	29
Reece Ltd.	2	16
Rio Tinto Ltd.	3	150
Rio Tinto plc	110	5,760
Santos Ltd.	23	112
INVESTMENTS	SHARES (000)	VALUE ($000)

Australia — continued
Scentre Group, REIT	37	69
SEEK Ltd.	2	33
Sonic Healthcare Ltd.	3	68
South32 Ltd.	33	76
Stockland, REIT	17	39
Suncorp Group Ltd.	9	66
Telstra Group Ltd.	29	72
Transurban Group	22	185
Treasury Wine Estates Ltd.	5	43
Vicinity Ltd., REIT	28	34
Washington H Soul Pattinson & Co. Ltd.	2	28
Wesfarmers Ltd.	8	234
Westpac Banking Corp.	25	384
WiseTech Global Ltd.	1	39
Woodside Energy Group Ltd.	51	1,181
Woodside Energy Group Ltd.	37	863
Woolworths Group Ltd.	9	182
		18,250
Austria — 0.0% ^
Erste Group Bank AG	2	60
Mondi plc	3	58
OMV AG	1	48
Verbund AG	1	38
voestalpine AG	1	18
		222
Belgium — 0.2%
Ageas SA	1	40
Anheuser-Busch InBev SA	6	309
D'ieteren Group	—	29
Elia Group SA/NV (a)	—	30
Groupe Bruxelles Lambert NV	1	52
KBC Group NV	117	5,885
Proximus SADP	1	11
Sofina SA	—	21
Solvay SA	1	48
UCB SA	1	68
Umicore SA	2	49
Warehouses De Pauw CVA, REIT	1	27
		6,569
Brazil — 0.6%
EDP - Energias do Brasil SA	314	1,404
Gerdau SA (Preference)	219	1,089
SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Brazil — continued
Itau Unibanco Holding SA (Preference) *	359	2,106
Localiza Rent a Car SA	128	1,747
Lojas Renner SA *	443	2,652
NU Holdings Ltd., Class A *	123	616
Petroleo Brasileiro SA (Preference)	727	4,195
Raia Drogasil SA	348	1,785
Suzano SA	132	1,360
XP, Inc., Class A * (a)	56	1,015
Yara International ASA	1	53
		18,022
Canada — 0.4%
Alimentation Couche-Tard, Inc.	68	3,033
Canadian National Railway Co.	39	4,610
Fairfax Financial Holdings Ltd.	2	1,212
Toronto-Dominion Bank (The)	66	4,236
		13,091
Chile — 0.0% ^
Antofagasta plc	3	38
Banco Santander Chile	26,210	939
		977
China — 3.3%
Acrobiosystems Co. Ltd., Class A	2	36
Acrobiosystems Co. Ltd., Class A	4	58
Advanced Micro-Fabrication Equipment, Inc., Class A *	27	414
Aier Eye Hospital Group Co. Ltd., Class A	145	490
Alibaba Group Holding Ltd. *	509	3,954
Amoy Diagnostics Co. Ltd., Class A	41	132
Angel Yeast Co. Ltd., Class A	207	1,024
Anjoy Foods Group Co. Ltd., Class A	21	387
Asymchem Laboratories Tianjin Co. Ltd., Class A	4	80
Asymchem Laboratories Tianjin Co. Ltd., Class H (b)	23	251
Bank of Ningbo Co. Ltd., Class A	146	475
Baoshan Iron & Steel Co. Ltd., Class A	1,454	955
Beijing Huafeng Test & Control Technology Co. Ltd., Class A	13	479
Beijing Kingsoft Office Software, Inc., Class A	22	846
BOC Hong Kong Holdings Ltd.	27	82
BOE Technology Group Co. Ltd., Class A	705	322
INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
Budweiser Brewing Co. APAC Ltd. (b)	743	1,564
Chacha Food Co. Ltd., Class A	56	339
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	25	411
China Construction Bank Corp., Class H	6,978	3,703
China Longyuan Power Group Corp. Ltd., Class H	863	986
China Merchants Bank Co. Ltd., Class A	254	934
China Merchants Bank Co. Ltd., Class H	595	1,950
China Resources Land Ltd.	292	914
China State Construction Engineering Corp. Ltd., Class A	318	205
China Vanke Co. Ltd., Class A	164	303
China Yangtze Power Co. Ltd., Class A	213	590
Chongqing Brewery Co. Ltd., Class A	34	406
Chongqing Fuling Zhacai Group Co. Ltd., Class A	308	945
Chow Tai Fook Jewellery Group Ltd.	14	24
Contemporary Amperex Technology Co. Ltd., Class A	17	868
Dongguan Yiheda Automation Co. Ltd., Class A	1	11
Dongguan Yiheda Automation Co. Ltd., Class A	2	23
ESR Cayman Ltd. (b)	14	24
Flat Glass Group Co. Ltd., Class H	157	368
Foshan Haitian Flavouring & Food Co. Ltd., Class A	209	1,703
Futu Holdings Ltd., ADR * (a)	—	14
Fuyao Glass Industry Group Co. Ltd., Class A	22	98
Fuyao Glass Industry Group Co. Ltd., Class H (b)	76	274
Glodon Co. Ltd., Class A	62	419
Guangdong Haid Group Co. Ltd., Class A	46	359
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	23	238
H World Group Ltd.	350	956
Haier Smart Home Co. Ltd., Class H	893	2,234
Hangzhou Tigermed Consulting Co. Ltd., Class A	30	335
Han's Laser Technology Industry Group Co. Ltd., Class A	344	1,193
Hefei Meiya Optoelectronic Technology, Inc., Class A	102	330
Hongfa Technology Co. Ltd., Class A	71	332
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	9

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
China — continued
Hundsun Technologies, Inc., Class A	114	650
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	486	1,676
Jade Bird Fire Co. Ltd., Class A	396	1,345
JD.com, Inc., Class A	125	2,279
Jiangsu Hengli Hydraulic Co. Ltd., Class A	190	1,427
Kanzhun Ltd., ADR *	38	413
Kingdee International Software Group Co. Ltd. *	587	962
Kunlun Energy Co. Ltd.	1,578	943
Kweichow Moutai Co. Ltd., Class A	5	872
Laobaixing Pharmacy Chain JSC, Class A	62	298
LONGi Green Energy Technology Co. Ltd., Class A	112	735
Maxscend Microelectronics Co. Ltd., Class A	26	331
Meituan * (b)	232	3,707
Midea Group Co. Ltd., Class A	81	443
Montage Technology Co. Ltd., Class A	46	357
NARI Technology Co. Ltd., Class A	206	688
NetEase, Inc.	153	1,695
NIO, Inc., Class A *	45	429
NXP Semiconductors NV	144	21,004
Oppein Home Group, Inc., Class A	24	271
Pharmaron Beijing Co. Ltd., Class H (b)	73	247
Ping An Bank Co. Ltd., Class A	227	321
Ping An Insurance Group Co. of China Ltd., Class A	127	629
Ping An Insurance Group Co. of China Ltd., Class H	424	1,695
Poly Developments and Holdings Group Co. Ltd., Class A	238	451
Prosus NV *	6	255
Proya Cosmetics Co. Ltd., Class A	16	354
Qingdao Haier Biomedical Co. Ltd., Class A	29	302
Shandong Sinocera Functional Material Co. Ltd., Class A	59	186
Shanghai Baosight Software Co. Ltd., Class A	110	638
Shanghai Liangxin Electrical Co. Ltd., Class A	838	1,286
Shanghai M&G Stationery, Inc., Class A	32	177
Shanghai Putailai New Energy Technology Co. Ltd., Class A	39	268
INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
Shenzhen Inovance Technology Co. Ltd., Class A	80	731
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	49	2,188
Shenzhou International Group Holdings Ltd.	106	738
Silergy Corp.	76	876
SITC International Holdings Co. Ltd.	10	16
Skshu Paint Co. Ltd., Class A *	120	1,419
StarPower Semiconductor Ltd., Class A	9	427
Sungrow Power Supply Co. Ltd., Class A	21	375
Suzhou Maxwell Technologies Co. Ltd., Class A	11	719
Tencent Holdings Ltd.	348	9,152
Tongwei Co. Ltd., Class A	254	1,508
Wanhua Chemical Group Co. Ltd., Class A	174	1,910
Wilmar International Ltd.	14	38
Wuliangye Yibin Co. Ltd., Class A	76	1,392
WuXi AppTec Co. Ltd., Class H (b)	123	986
Wuxi Biologics Cayman, Inc. * (b)	189	850
Xinyi Glass Holdings Ltd.	12	15
Xinyi Solar Holdings Ltd.	966	959
XPeng, Inc., Class A *	91	291
Yangzhou Yangjie Electronic Technology Co. Ltd., Class A	35	246
Yonyou Network Technology Co. Ltd., Class A	153	511
Yunnan Energy New Material Co. Ltd.	53	1,068
Zhejiang Dingli Machinery Co. Ltd., Class A	53	323
Zhejiang Supcon Technology Co. Ltd., Class A	3	37
Zhejiang Supcon Technology Co. Ltd., Class A	19	256
Zhuzhou CRRC Times Electric Co. Ltd.	23	99
Zhuzhou CRRC Times Electric Co. Ltd., Class A	42	363
Zijin Mining Group Co. Ltd., Class H	928	885
ZWSOFT Co. Ltd. Guangzhou, Class A	8	245
		108,995
Denmark — 0.8%
AP Moller - Maersk A/S, Class A	—	44
AP Moller - Maersk A/S, Class B	—	75
Carlsberg A/S, Class B	43	5,020
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Denmark — continued
Chr Hansen Holding A/S	1	42
Coloplast A/S, Class B	18	2,064
Danske Bank A/S	5	79
Demant A/S *	1	18
DSV A/S	1	180
Genmab A/S *	—	180
GN Store Nord A/S	1	20
Novo Nordisk A/S, Class B	163	17,672
Novozymes A/S, Class B	1	76
Orsted A/S (b)	1	111
Pandora A/S	1	34
ROCKWOOL A/S, Class B	—	12
Tryg A/S	3	55
Vestas Wind Systems A/S	7	142
		25,824
Finland — 0.2%
Elisa OYJ	1	49
Fortum OYJ	3	44
Kesko OYJ, Class B	2	38
Kone OYJ, Class B	2	99
Neste OYJ	3	132
Nokia OYJ	39	171
Nordea Bank Abp	594	5,674
Orion OYJ, Class B	1	35
Sampo OYJ, Class A	3	156
Stora Enso OYJ, Class R	4	51
UPM-Kymmene OYJ	4	128
Wartsila OYJ Abp	3	23
		6,600
France — 3.0%
Accor SA *	1	29
Adevinta ASA *	2	14
Aeroports de Paris *	—	29
Air Liquide SA	4	486
Airbus SE	83	9,013
Alstom SA	2	46
Amundi SA (b)	—	20
Arkema SA	—	33
AXA SA	13	328
BioMerieux	—	26
BNP Paribas SA	95	4,441
Bollore SE	6	31
Bouygues SA	2	47
INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued
Bureau Veritas SA	2	52
Capgemini SE	57	9,275
Carrefour SA	4	69
Cie de Saint-Gobain	4	145
Cie Generale des Etablissements Michelin SCA	344	8,757
Covivio, REIT	—	18
Credit Agricole SA	9	78
Danone SA	5	227
Dassault Aviation SA	—	26
Dassault Systemes SE	5	159
Edenred	2	91
Eiffage SA	1	54
Electricite de France SA	4	47
Engie SA	13	169
EssilorLuxottica SA	2	324
Eurazeo SE	—	18
Gecina SA, REIT	—	29
Getlink SE	3	49
Hermes International	—	291
Ipsen SA	—	28
Kering SA	1	244
Klepierre SA, REIT *	2	31
La Francaise des Jeux SAEM (b)	1	24
Legrand SA	2	145
L'Oreal SA	11	3,512
LVMH Moet Hennessy Louis Vuitton SE	46	29,318
Orange SA	14	135
Pernod Ricard SA	2	261
Publicis Groupe SA	2	91
Remy Cointreau SA	—	25
Renault SA *	1	42
Safran SA	56	6,239
Sanofi	8	697
Sartorius Stedim Biotech	—	62
SEB SA	—	12
Societe Generale SA	6	130
Sodexo SA	1	56
Teleperformance	—	112
Thales SA	1	97
TotalEnergies SE	91	4,948
Ubisoft Entertainment SA *	1	18
Unibail-Rodamco-Westfield, REIT *	1	40
Valeo	1	24
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	11

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
France — continued
Veolia Environnement SA	5	106
Vinci SA	198	18,231
Vivendi SE	5	42
Wendel SE	—	15
Worldline SA * (b)	2	74
		99,180
Germany — 1.0%
adidas AG	14	1,365
Allianz SE (Registered)	23	4,168
Aroundtown SA	7	14
BASF SE	7	293
Bayer AG (Registered)	7	367
Bayerische Motoren Werke AG	2	185
Bayerische Motoren Werke AG (Preference)	—	31
Bechtle AG (a)	1	20
Beiersdorf AG	1	69
Brenntag SE	1	67
Carl Zeiss Meditec AG	—	35
Commerzbank AG *	8	61
Continental AG	1	41
Covestro AG (b)	1	47
Daimler Truck Holding AG *	3	86
Deutsche Bank AG (Registered)	15	140
Deutsche Boerse AG	14	2,292
Deutsche Lufthansa AG (Registered) *	4	29
Deutsche Post AG (Registered)	183	6,461
Deutsche Telekom AG (Registered)	23	435
Dr Ing hc F Porsche AG (Preference) *	1	83
E.ON SE	16	134
Evonik Industries AG	2	27
Fresenius Medical Care AG & Co. KGaA	1	40
Fresenius SE & Co. KGaA	3	69
GEA Group AG	1	38
Hannover Rueck SE	—	70
HeidelbergCement AG	1	47
HelloFresh SE *	1	24
Henkel AG & Co. KGaA	1	43
Henkel AG & Co. KGaA (Preference)	1	80
Infineon Technologies AG	9	225
KION Group AG	1	11
Knorr-Bremse AG	1	23
LEG Immobilien SE	1	34
INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued
Mercedes-Benz Group AG	6	330
Merck KGaA	1	150
MTU Aero Engines AG	—	68
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	1	263
Nemetschek SE	—	20
Porsche Automobil Holding SE (Preference)	1	61
Puma SE	1	33
Rational AG	—	20
Rheinmetall AG	—	50
RWE AG	149	5,726
SAP SE	7	715
Sartorius AG (Preference)	—	61
Scout24 SE (b)	1	29
Siemens AG (Registered)	5	594
Siemens Energy AG	3	36
Siemens Healthineers AG (b)	2	92
Symrise AG	1	96
Telefonica Deutschland Holding AG	7	16
Uniper SE (a)	1	2
United Internet AG (Registered)	1	13
Volkswagen AG	—	36
Volkswagen AG (Preference)	45	5,766
Vonovia SE	5	113
Zalando SE * (a) (b)	2	37
		31,481
Greece — 0.0% ^
Hellenic Telecommunications Organization SA	73	1,140
Hong Kong — 0.5%
AIA Group Ltd.	1,147	8,691
CK Asset Holdings Ltd.	14	80
CK Infrastructure Holdings Ltd.	5	21
CLP Holdings Ltd.	12	77
Hang Lung Properties Ltd.	14	18
Hang Seng Bank Ltd.	5	76
Henderson Land Development Co. Ltd.	10	24
HK Electric Investments & HK Electric Investments Ltd. (b)	19	12
HKT Trust & HKT Ltd.	27	31
Hong Kong & China Gas Co. Ltd.	79	61
Hong Kong Exchanges & Clearing Ltd.	81	2,145
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hong Kong — continued
Hongkong Land Holdings Ltd.	8	31
Jardine Matheson Holdings Ltd.	1	51
Link, REIT	15	89
MTR Corp. Ltd.	11	48
New World Development Co. Ltd.	11	21
Power Assets Holdings Ltd.	10	48
Prudential plc	171	1,584
Sino Land Co. Ltd.	24	26
Sun Hung Kai Properties Ltd.	11	113
Swire Pacific Ltd., Class A	4	23
Swire Properties Ltd.	8	16
Techtronic Industries Co. Ltd.	166	1,577
WH Group Ltd. (b)	59	30
Wharf Real Estate Investment Co. Ltd.	12	47
		14,940
India — 0.8%
HDFC Bank Ltd., ADR	297	18,505
ICICI Bank Ltd., ADR (a)	120	2,652
Infosys Ltd., ADR	213	3,992
		25,149
Indonesia — 0.3%
Bank Central Asia Tbk. PT	12,426	7,024
Bank Rakyat Indonesia Persero Tbk. PT	8,971	2,677
Telkom Indonesia Persero Tbk. PT	4,915	1,380
		11,081
Ireland — 0.0% ^
AerCap Holdings NV *	1	51
CRH plc	5	196
Kerry Group plc, Class A	1	86
Kerry Group plc, Class A	—	13
Kingspan Group plc	—	7
Kingspan Group plc	1	48
Smurfit Kappa Group plc	2	58
		459
Israel — 0.0% ^
Azrieli Group Ltd.	—	22
Bank Hapoalim BM	9	87
Bank Leumi Le-Israel BM	11	105
Bezeq The Israeli Telecommunication Corp. Ltd.	15	26
Check Point Software Technologies Ltd. *	1	94
INVESTMENTS	SHARES (000)	VALUE ($000)

Israel — continued
Elbit Systems Ltd.	—	38
ICL Group Ltd.	5	46
Israel Discount Bank Ltd., Class A	9	50
Mizrahi Tefahot Bank Ltd.	1	41
Nice Ltd. *	—	85
Teva Pharmaceutical Industries Ltd., ADR *	8	71
Tower Semiconductor Ltd. *	1	33
Wix.com Ltd. *	—	34
ZIM Integrated Shipping Services Ltd. (a)	1	14
		746
Italy — 0.1%
Amplifon SpA	1	22
Assicurazioni Generali SpA	8	119
Atlantia SpA	4	79
Coca-Cola HBC AG	1	31
Davide Campari-Milano NV	4	33
DiaSorin SpA	—	23
Enel SpA	58	258
Eni SpA	18	236
Ferrari NV	1	177
FinecoBank Banca Fineco SpA	4	59
Infrastrutture Wireless Italiane SpA (b)	2	21
Intesa Sanpaolo SpA (a)	117	224
Mediobanca Banca di Credito Finanziario SpA	4	39
Moncler SpA	1	63
Nexi SpA * (b)	4	32
Poste Italiane SpA (b)	4	32
Prysmian SpA	2	59
Recordati Industria Chimica e Farmaceutica SpA	1	28
Snam SpA	14	64
Telecom Italia SpA *	71	14
Terna - Rete Elettrica Nazionale	10	66
UniCredit SpA	15	183
		1,862
Japan — 1.8%
Advantest Corp.	1	68
Aeon Co. Ltd.	5	88
AGC, Inc.	1	44
Aisin Corp.	1	26
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	13

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Japan — continued
Ajinomoto Co., Inc.	3	88
ANA Holdings, Inc. *	1	21
Asahi Group Holdings Ltd.	3	90
Asahi Intecc Co. Ltd.	2	26
Asahi Kasei Corp.	9	57
Astellas Pharma, Inc.	13	181
Azbil Corp.	1	22
Bandai Namco Holdings, Inc.	1	93
Bridgestone Corp.	4	148
Brother Industries Ltd.	2	29
Canon, Inc.	7	150
Capcom Co. Ltd.	1	36
Central Japan Railway Co.	1	116
Chiba Bank Ltd. (The)	4	21
Chubu Electric Power Co., Inc.	5	37
Chugai Pharmaceutical Co. Ltd.	5	111
Concordia Financial Group Ltd.	8	23
CyberAgent, Inc.	3	25
Dai Nippon Printing Co. Ltd.	2	32
Daifuku Co. Ltd.	1	32
Dai-ichi Life Holdings, Inc.	7	111
Daiichi Sankyo Co. Ltd.	12	400
Daikin Industries Ltd.	2	270
Daito Trust Construction Co. Ltd.	—	40
Daiwa House Industry Co. Ltd.	4	87
Daiwa House REIT Investment Corp., REIT	—	32
Daiwa Securities Group, Inc.	9	37
Denso Corp.	3	154
Dentsu Group, Inc.	1	47
Disco Corp.	—	48
East Japan Railway Co.	2	117
Eisai Co. Ltd.	2	109
ENEOS Holdings, Inc.	22	72
FANUC Corp.	34	4,488
Fast Retailing Co. Ltd.	—	223
Fuji Electric Co. Ltd.	1	35
FUJIFILM Holdings Corp.	3	119
Fujitsu Ltd.	1	161
GLP J-REIT, REIT	—	31
GMO Payment Gateway, Inc.	—	22
Hakuhodo DY Holdings, Inc.	2	14
Hamamatsu Photonics KK	1	45
Hankyu Hanshin Holdings, Inc.	2	48
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Hikari Tsushin, Inc.	—	12
Hirose Electric Co. Ltd.	—	26
Hitachi Construction Machinery Co. Ltd.	1	16
Hitachi Ltd.	7	313
Honda Motor Co. Ltd.	12	264
Hoshizaki Corp.	1	23
Hoya Corp.	92	8,515
Hulic Co. Ltd.	3	20
Ibiden Co. Ltd.	1	27
Idemitsu Kosan Co. Ltd.	2	33
Iida Group Holdings Co. Ltd.	1	14
Inpex Corp.	7	75
Isuzu Motors Ltd.	4	48
Ito En Ltd.	—	14
ITOCHU Corp.	8	220
Itochu Techno-Solutions Corp.	1	16
Japan Airlines Co. Ltd. *	1	19
Japan Exchange Group, Inc.	4	47
Japan Metropolitan Fund Invest, REIT	—	37
Japan Post Bank Co. Ltd.	3	19
Japan Post Holdings Co. Ltd.	17	114
Japan Post Insurance Co. Ltd.	1	21
Japan Real Estate Investment Corp., REIT	—	38
Japan Tobacco, Inc.	8	142
JFE Holdings, Inc.	3	32
JSR Corp.	1	25
Kajima Corp.	3	28
Kakaku.com, Inc.	1	15
Kansai Electric Power Co., Inc. (The)	5	38
Kao Corp.	3	127
KDDI Corp.	11	340
Keio Corp.	1	25
Keisei Electric Railway Co. Ltd.	1	24
Keyence Corp.	22	8,182
Kikkoman Corp.	1	54
Kintetsu Group Holdings Co. Ltd.	1	41
Kirin Holdings Co. Ltd.	6	87
Kobayashi Pharmaceutical Co. Ltd.	—	21
Kobe Bussan Co. Ltd.	1	24
Koei Tecmo Holdings Co. Ltd.	1	12
Koito Manufacturing Co. Ltd.	1	21
Komatsu Ltd.	7	129
Konami Group Corp.	1	31
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Japan — continued
Kose Corp.	—	20
Kubota Corp.	7	102
Kurita Water Industries Ltd.	1	26
Kyocera Corp.	2	111
Kyowa Kirin Co. Ltd.	2	45
Lasertec Corp.	1	70
Lixil Corp.	2	32
M3, Inc.	3	92
Makita Corp.	2	29
Marubeni Corp.	11	96
Mazda Motor Corp.	4	27
McDonald's Holdings Co. Japan Ltd.	1	21
MEIJI Holdings Co. Ltd.	1	33
MINEBEA MITSUMI, Inc.	3	38
MISUMI Group, Inc.	2	43
Mitsubishi Chemical Group Corp.	9	41
Mitsubishi Corp.	9	244
Mitsubishi Electric Corp.	14	121
Mitsubishi Estate Co. Ltd.	8	106
Mitsubishi HC Capital, Inc.	5	20
Mitsubishi Heavy Industries Ltd.	2	79
Mitsubishi UFJ Financial Group, Inc.	85	402
Mitsui & Co. Ltd.	10	219
Mitsui Chemicals, Inc.	1	24
Mitsui Fudosan Co. Ltd.	6	123
Mitsui OSK Lines Ltd.	2	47
Mizuho Financial Group, Inc.	17	186
MonotaRO Co. Ltd.	2	27
MS&AD Insurance Group Holdings, Inc.	3	85
Murata Manufacturing Co. Ltd.	4	194
NEC Corp.	2	56
Nexon Co. Ltd.	3	59
NGK Insulators Ltd.	2	20
Nidec Corp.	3	176
Nihon M&A Center Holdings, Inc.	2	25
Nintendo Co. Ltd.	8	321
Nippon Building Fund, Inc., REIT	—	49
NIPPON EXPRESS HOLDINGS, Inc.	1	25
Nippon Paint Holdings Co. Ltd.	6	38
Nippon Prologis REIT, Inc., REIT	—	31
Nippon Sanso Holdings Corp.	1	19
Nippon Shinyaku Co. Ltd.	—	17
Nippon Steel Corp.	6	78
Nippon Telegraph & Telephone Corp.	8	234
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Nippon Yusen KK	3	62
Nissan Chemical Corp.	1	40
Nissan Motor Co. Ltd.	16	53
Nisshin Seifun Group, Inc.	1	15
Nissin Foods Holdings Co. Ltd.	—	26
Nitori Holdings Co. Ltd.	1	54
Nitto Denko Corp.	1	53
Nomura Holdings, Inc.	21	67
Nomura Real Estate Holdings, Inc.	1	18
Nomura Real Estate Master Fund, Inc., REIT	—	34
Nomura Research Institute Ltd.	2	53
NTT Data Corp.	4	65
Obayashi Corp.	5	30
Obic Co. Ltd.	1	75
Odakyu Electric Railway Co. Ltd.	2	25
Oji Holdings Corp.	6	20
Olympus Corp.	9	186
Omron Corp.	1	61
Ono Pharmaceutical Co. Ltd.	3	61
Open House Group Co. Ltd.	1	21
Oracle Corp.	—	16
Oriental Land Co. Ltd.	1	187
ORIX Corp.	8	125
Osaka Gas Co. Ltd.	3	40
Otsuka Corp.	1	25
Otsuka Holdings Co. Ltd.	3	90
Pan Pacific International Holdings Corp.	3	44
Panasonic Holdings Corp.	16	112
Persol Holdings Co. Ltd.	1	26
Rakuten Group, Inc.	6	28
Recruit Holdings Co. Ltd.	10	317
Renesas Electronics Corp. *	8	69
Resona Holdings, Inc.	15	58
Ricoh Co. Ltd.	4	30
Rohm Co. Ltd.	1	42
SBI Holdings, Inc.	2	31
SCSK Corp.	1	16
Secom Co. Ltd.	2	85
Seiko Epson Corp.	2	27
Sekisui Chemical Co. Ltd.	3	32
Sekisui House Ltd.	4	73
Seven & i Holdings Co. Ltd.	5	202
SG Holdings Co. Ltd.	2	26
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	15

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Japan — continued
Sharp Corp.	2	10
Shimadzu Corp.	2	45
Shimano, Inc.	1	77
Shimizu Corp.	4	19
Shin-Etsu Chemical Co. Ltd.	95	9,873
Shionogi & Co. Ltd.	2	88
Shiseido Co. Ltd.	3	97
Shizuoka Financial Group, Inc.	3	20
SMC Corp.	—	161
SoftBank Corp.	20	201
SoftBank Group Corp.	9	369
Sompo Holdings, Inc.	2	92
Sony Group Corp.	49	3,331
Square Enix Holdings Co. Ltd.	1	27
Subaru Corp.	4	69
SUMCO Corp.	2	32
Sumitomo Chemical Co. Ltd.	11	36
Sumitomo Corp.	8	102
Sumitomo Electric Industries Ltd.	5	53
Sumitomo Metal Mining Co. Ltd.	2	50
Sumitomo Mitsui Financial Group, Inc.	9	261
Sumitomo Mitsui Trust Holdings, Inc.	2	69
Sumitomo Realty & Development Co. Ltd.	2	50
Suntory Beverage & Food Ltd.	1	33
Suzuki Motor Corp.	3	88
Sysmex Corp.	1	65
T&D Holdings, Inc.	4	38
Taisei Corp.	1	35
Takeda Pharmaceutical Co. Ltd.	11	283
TDK Corp.	3	87
Terumo Corp.	5	140
TIS, Inc.	2	43
Tobu Railway Co. Ltd.	1	30
Toho Co. Ltd.	1	28
Tokio Marine Holdings, Inc.	122	2,212
Tokyo Electric Power Co. Holdings, Inc. *	11	35
Tokyo Electron Ltd.	21	5,657
Tokyo Gas Co. Ltd.	3	50
Tokyu Corp.	4	44
TOPPAN, Inc.	2	28
Toray Industries, Inc.	10	48
Toshiba Corp.	3	97
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Tosoh Corp.	2	20
TOTO Ltd.	1	29
Toyota Industries Corp.	1	52
Toyota Motor Corp.	75	1,046
Toyota Tsusho Corp.	2	50
Trend Micro, Inc.	1	50
Unicharm Corp.	3	88
USS Co. Ltd.	2	24
Welcia Holdings Co. Ltd.	1	15
West Japan Railway Co.	2	63
Yakult Honsha Co. Ltd.	1	50
Yamaha Corp.	1	38
Yamaha Motor Co. Ltd.	2	43
Yamato Holdings Co. Ltd.	2	31
Yaskawa Electric Corp.	2	47
Yokogawa Electric Corp.	2	27
Z Holdings Corp.	19	49
ZOZO, Inc.	1	19
		60,088
Jordan — 0.0% ^
Hikma Pharmaceuticals plc	1	17
Luxembourg — 0.0% ^
ArcelorMittal SA	4	84
Eurofins Scientific SE	1	61
		145
Macau — 0.0% ^
Galaxy Entertainment Group Ltd.	16	73
Sands China Ltd. *	322	563
		636
Mexico — 0.5%
Grupo Aeroportuario del Pacifico SAB de CV, Class B	150	2,326
Grupo Aeroportuario del Sureste SAB de CV, ADR	10	2,250
Grupo Financiero Banorte SAB de CV, Class O	600	4,882
Wal-Mart de Mexico SAB de CV	1,363	5,267
		14,725
Netherlands — 0.8%
ABN AMRO Bank NV, CVA (b)	3	30
Adyen NV * (b)	—	220
Aegon NV	13	59
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Netherlands — continued
Akzo Nobel NV	1	80
Argenx SE *	—	87
Argenx SE *	—	65
ASM International NV	—	74
ASML Holding NV (a)	36	16,678
Euronext NV (b)	1	39
EXOR NV *	1	52
Heineken Holding NV	1	49
Heineken NV	2	154
IMCD NV	—	52
ING Groep NV	28	273
JDE Peet's NV	1	20
Koninklijke Ahold Delhaize NV	7	207
Koninklijke DSM NV	1	146
Koninklijke KPN NV	23	66
Koninklijke Philips NV	6	80
NN Group NV	2	84
OCI NV	1	29
Randstad NV	1	42
Shell plc	307	8,496
Universal Music Group NV	5	101
Wolters Kluwer NV	2	198
		27,381
New Zealand — 0.0% ^
Auckland International Airport Ltd. *	9	40
Fisher & Paykel Healthcare Corp. Ltd.	4	47
Mercury NZ Ltd.	5	16
Meridian Energy Ltd.	9	26
Spark New Zealand Ltd.	13	40
Xero Ltd. *	1	47
		216
Norway — 0.0% ^
Aker BP ASA	2	72
DNB Bank ASA	7	117
Equinor ASA	7	253
Gjensidige Forsikring ASA	1	26
Kongsberg Gruppen ASA	1	23
Mowi ASA	3	44
Norsk Hydro ASA	10	61
Orkla ASA	5	36
INVESTMENTS	SHARES (000)	VALUE ($000)

Norway — continued
Salmar ASA	—	14
Telenor ASA	5	45
		691
Peru — 0.1%
Credicorp Ltd.	14	1,995
Poland — 0.0% ^
Dino Polska SA * (b)	23	1,502
Portugal — 0.0% ^
EDP - Energias de Portugal SA	20	86
Galp Energia SGPS SA	3	36
Jeronimo Martins SGPS SA	2	42
		164
Qatar — 0.1%
Qatar National Bank QPSC	310	1,699
Russia — 0.0% ^
Severstal PAO, GDR ‡ (b)	58	19
TCS Group Holding plc, GDR ‡ * (b)	17	12
		31
Saudi Arabia — 0.0% ^
Saudi National Bank (The)	84	1,320
Singapore — 0.2%
CapitaLand Ascendas REIT, REIT	24	44
CapitaLand Integrated Commercial Trust, REIT	38	50
Capitaland Investment Ltd.	19	39
City Developments Ltd.	3	16
DBS Group Holdings Ltd.	196	4,748
Genting Singapore Ltd.	43	25
Grab Holdings Ltd., Class A *	9	24
Keppel Corp. Ltd.	10	51
Mapletree Logistics Trust, REIT	23	25
Mapletree Pan Asia Commercial Trust, REIT	17	19
Oversea-Chinese Banking Corp. Ltd.	24	207
Sea Ltd., ADR * (a)	3	128
Singapore Airlines Ltd. *	10	35
Singapore Exchange Ltd.	6	36
Singapore Technologies Engineering Ltd.	11	26
Singapore Telecommunications Ltd.	59	103
STMicroelectronics NV	5	151
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	17

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Singapore — continued
United Overseas Bank Ltd.	8	165
UOL Group Ltd.	3	14
Venture Corp. Ltd.	2	23
		5,929
South Africa — 0.3%
Anglo American plc	98	2,924
Bid Corp. Ltd.	76	1,221
Capitec Bank Holdings Ltd.	12	1,239
Clicks Group Ltd.	99	1,678
FirstRand Ltd.	549	1,918
Sanlam Ltd.	402	1,173
Vodacom Group Ltd.	119	810
		10,963
South Korea — 1.0%
Delivery Hero SE * (b)	28	919
HL Mando Co. Ltd.	25	876
JYP Entertainment Corp.	30	1,156
KB Financial Group, Inc.	56	1,898
Kia Corp.	28	1,292
KIWOOM Securities Co. Ltd.	11	632
LG Chem Ltd.	8	3,541
LG H&H Co. Ltd.	2	551
NAVER Corp.	8	955
NCSoft Corp.	2	627
Samsung Electronics Co. Ltd.	387	16,102
SK Hynix, Inc.	50	2,874
S-Oil Corp.	18	1,070
		32,493
Spain — 0.2%
Acciona SA	—	32
ACS Actividades de Construccion y Servicios SA	2	42
Aena SME SA * (b)	1	63
Amadeus IT Group SA *	3	167
Banco Bilbao Vizcaya Argentaria SA (a)	47	245
Banco Santander SA (a)	121	315
CaixaBank SA	32	105
Cellnex Telecom SA (b)	4	126
EDP Renovaveis SA	2	43
Enagas SA	2	29
Endesa SA	2	38
Ferrovial SA	3	84
INVESTMENTS	SHARES (000)	VALUE ($000)

Spain — continued
Grifols SA *	2	18
Iberdrola SA	361	3,668
Industria de Diseno Textil SA	8	176
Naturgy Energy Group SA	1	26
Red Electrica Corp. SA	3	47
Repsol SA	10	140
Siemens Gamesa Renewable Energy SA *	2	30
Telefonica SA	37	128
		5,522
Sweden — 0.6%
Alfa Laval AB	2	51
Assa Abloy AB, Class B	7	144
Atlas Copco AB, Class A	237	2,533
Atlas Copco AB, Class B	11	107
Boliden AB	2	57
Electrolux AB, Class B (a)	2	19
Embracer Group AB * (a)	5	23
Epiroc AB, Class A	5	72
Epiroc AB, Class B	3	37
EQT AB	2	42
Essity AB, Class B	4	92
Evolution AB (b)	1	121
Fastighets AB Balder, Class B *	4	17
Getinge AB, Class B	2	33
H & M Hennes & Mauritz AB, Class B (a)	5	52
Hexagon AB, Class B	14	137
Holmen AB, Class B	1	24
Husqvarna AB, Class B	3	18
Industrivarden AB, Class A	1	21
Industrivarden AB, Class C	1	25
Indutrade AB	2	34
Investment AB Latour, Class B	1	18
Investor AB, Class A	4	60
Investor AB, Class B	13	211
Kinnevik AB, Class B *	2	21
L E Lundbergforetagen AB, Class B	1	21
Lifco AB, Class B	2	24
Nibe Industrier AB, Class B	11	86
Sagax AB, Class B	1	25
Sandvik AB	8	119
Securitas AB, Class B (a)	3	29
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Sweden — continued
Skandinaviska Enskilda Banken AB, Class A	12	122
Skanska AB, Class B	2	38
SKF AB, Class B	3	39
Svenska Cellulosa AB SCA, Class B	4	51
Svenska Handelsbanken AB, Class A	10	96
Swedbank AB, Class A	6	96
Swedish Match AB	11	112
Swedish Orphan Biovitrum AB *	1	22
Tele2 AB, Class B	4	33
Telefonaktiebolaget LM Ericsson, Class B	21	115
Telia Co. AB (a)	19	50
Volvo AB, Class A	1	24
Volvo AB, Class B	783	12,821
Volvo Car AB, Class B * (a)	4	18
		17,910
Switzerland — 0.3%
ABB Ltd. (Registered)	12	324
Adecco Group AG (Registered)	1	36
Alcon, Inc.	4	216
Bachem Holding AG, Class B	—	17
Baloise Holding AG (Registered)	—	45
Barry Callebaut AG (Registered)	—	47
Chocoladefabriken Lindt & Spruengli AG	—	77
Chocoladefabriken Lindt & Spruengli AG (Registered)	—	97
Cie Financiere Richemont SA (Registered)	4	363
Clariant AG (Registered) *	2	25
Credit Suisse Group AG (Registered)	19	78
EMS-Chemie Holding AG (Registered)	—	31
Geberit AG (Registered)	—	113
Givaudan SA (Registered)	—	197
Holcim AG *	4	179
Julius Baer Group Ltd.	2	76
Kuehne + Nagel International AG (Registered)	—	82
Logitech International SA (Registered)	1	61
Lonza Group AG (Registered)	5	2,376
Novartis AG (Registered)	16	1,245
Partners Group Holding AG	—	145
Schindler Holding AG	—	47
Schindler Holding AG (Registered)	—	26
INVESTMENTS	SHARES (000)	VALUE ($000)

Switzerland — continued
SGS SA (Registered)	—	99
SIG Group AG *	2	42
Sika AG (Registered)	1	234
Sonova Holding AG (Registered)	—	90
Straumann Holding AG (Registered)	1	76
Swatch Group AG (The)	—	46
Swatch Group AG (The) (Registered)	—	16
Swiss Life Holding AG (Registered)	—	109
Swiss Prime Site AG (Registered)	1	44
Swisscom AG (Registered)	—	91
Temenos AG (Registered)	1	27
UBS Group AG (Registered)	25	397
VAT Group AG (b)	—	44
Wizz Air Holdings plc * (b)	22	431
Zurich Insurance Group AG	1	456
		8,105
Taiwan — 1.0%
Accton Technology Corp.	152	1,143
Advantech Co. Ltd.	112	1,017
ASPEED Technology, Inc.	18	933
Chailease Holding Co. Ltd.	190	874
Eclat Textile Co. Ltd.	82	1,076
Global Unichip Corp.	92	1,384
Largan Precision Co. Ltd.	16	915
Realtek Semiconductor Corp.	102	804
Taiwan Semiconductor Manufacturing Co. Ltd.	988	11,878
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	201	12,396
		32,420
Tanzania, United Republic of — 0.0% ^
AngloGold Ashanti Ltd.	34	442
Thailand — 0.1%
PTT Exploration & Production PCL	328	1,554
SCB X PCL	449	1,256
Thai Oil PCL	1,355	1,948
		4,758
United Arab Emirates — 0.0% ^
NMC Health plc ‡ *	3	—(c)
United Kingdom — 1.9%
3i Group plc	7	92
abrdn plc	16	28
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	19

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — continued
Admiral Group plc	1	30
Ashtead Group plc	3	164
Associated British Foods plc	3	39
AstraZeneca plc	124	14,542
Auto Trader Group plc (b)	7	40
AVEVA Group plc	1	31
Aviva plc	20	97
BAE Systems plc	22	210
Barclays plc	119	202
Barratt Developments plc	7	31
Berkeley Group Holdings plc	1	32
BP plc	1,867	10,330
British American Tobacco plc	15	605
British Land Co. plc (The), REIT	6	26
BT Group plc	49	74
Bunzl plc	2	78
Burberry Group plc	3	59
CK Hutchison Holdings Ltd.	4	22
CK Hutchison Holdings Ltd.	15	72
CNH Industrial NV	7	94
Coca-Cola Europacific Partners plc	2	69
Compass Group plc	13	267
Croda International plc	1	77
DCC plc	1	39
Diageo plc	530	21,802
Entain plc	4	61
Experian plc	7	209
Haleon plc *	36	111
Halma plc	3	65
Hargreaves Lansdown plc	3	22
HSBC Holdings plc	143	734
Imperial Brands plc	6	156
Informa plc	10	66
InterContinental Hotels Group plc	1	70
Intertek Group plc	1	48
J Sainsbury plc	13	28
JD Sports Fashion plc	18	21
Johnson Matthey plc	1	29
Just Eat Takeaway.com NV * (b)	1	22
Kingfisher plc	14	36
Land Securities Group plc, REIT	5	33
Legal & General Group plc	43	114
Linde plc	12	3,626
Lloyds Banking Group plc	495	238
INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued
London Stock Exchange Group plc	2	203
M&G plc	18	37
Melrose Industries plc	31	42
National Grid plc	26	283
NatWest Group plc	38	103
Next plc	1	52
Ocado Group plc *	4	22
Pearson plc	5	53
Persimmon plc	81	1,216
Phoenix Group Holdings plc	5	33
Reckitt Benckiser Group plc	5	338
RELX plc	14	368
RELX plc	130	3,503
Rentokil Initial plc	18	111
Rolls-Royce Holdings plc *	60	53
Sage Group plc (The)	7	60
Schroders plc	5	23
Segro plc, REIT	9	77
Severn Trent plc	2	51
Smith & Nephew plc	6	73
Smiths Group plc	3	48
Spirax-Sarco Engineering plc	1	65
SSE plc	8	136
St. James's Place plc	4	47
Standard Chartered plc	18	107
Taylor Wimpey plc	25	27
Tesco plc	54	133
Unilever plc	18	825
United Utilities Group plc	5	52
Vodafone Group plc	190	222
Whitbread plc	1	42
WPP plc	8	68
		63,314
United States — 37.5%
AbbVie, Inc.	196	28,742
Advanced Micro Devices, Inc. *	49	2,972
AGCO Corp.	3	310
Albertsons Cos., Inc., Class A	30	606
Alcoa Corp.	27	1,038
Alnylam Pharmaceuticals, Inc. *	14	2,960
Alphabet, Inc., Class C *	158	14,928
Amazon.com, Inc. *	489	50,056
Ameren Corp.	24	1,916
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
American Electric Power Co., Inc.	12	1,013
American Express Co.	74	11,043
American Homes 4 Rent, Class A, REIT	46	1,460
American International Group, Inc.	11	603
AmerisourceBergen Corp.	17	2,607
AMETEK, Inc.	30	3,841
Analog Devices, Inc.	90	12,783
Apple Hospitality REIT, Inc., REIT	47	797
Apple, Inc.	220	33,704
Aramark	64	2,344
Arista Networks, Inc. *	15	1,806
Arthur J Gallagher & Co.	21	3,986
Atlassian Corp., Class A *	9	1,807
AutoZone, Inc. *	1	2,819
Axalta Coating Systems Ltd. *	26	617
Baker Hughes Co.	333	9,207
Bank of America Corp.	846	30,474
Bath & Body Works, Inc.	26	871
Baxter International, Inc.	17	924
BellRing Brands, Inc. *	33	804
Berkshire Hathaway, Inc., Class B *	29	8,574
Best Buy Co., Inc.	18	1,205
BioMarin Pharmaceutical, Inc. *	11	944
BJ's Wholesale Club Holdings, Inc. *	25	1,927
BlackRock, Inc.	11	6,877
Blackstone, Inc.	50	4,558
Booking Holdings, Inc. *	7	13,124
Boston Scientific Corp. *	450	19,403
Bristol-Myers Squibb Co.	402	31,129
Brixmor Property Group, Inc., REIT	66	1,400
Bumble, Inc., Class A * (a)	87	2,220
Bunge Ltd.	11	1,086
Burlington Stores, Inc. *	18	2,563
Capital One Financial Corp.	35	3,734
Cardinal Health, Inc.	27	2,057
Carlisle Cos., Inc.	5	1,144
CarMax, Inc. *	21	1,348
Carrier Global Corp.	33	1,316
Catalent, Inc. *	28	1,852
CBRE Group, Inc., Class A *	19	1,344
Centene Corp. *	68	5,776
CenterPoint Energy, Inc.	51	1,448
Charles Schwab Corp. (The)	85	6,791
Charter Communications, Inc., Class A *	30	11,170
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Chemours Co. (The)	29	822
Cheniere Energy, Inc.	20	3,565
Chevron Corp.	135	24,361
Chord Energy Corp.	—	69
Chubb Ltd.	11	2,430
Cigna Corp.	7	2,101
Cisco Systems, Inc.	20	891
Citigroup, Inc.	42	1,918
Citizens Financial Group, Inc.	59	2,396
Claire's Stores, Inc. ‡ *	—	98
CME Group, Inc.	48	8,248
CNA Financial Corp.	15	635
Coca-Cola Co. (The)	19	1,107
Columbia Sportswear Co.	15	1,086
Comcast Corp., Class A	126	4,015
CommScope Holding Co., Inc. *	40	536
Computershare Ltd.	4	63
Confluent, Inc., Class A * (a)	80	2,144
ConocoPhillips	113	14,276
Constellation Brands, Inc., Class A	17	4,269
Cooper Cos., Inc. (The)	9	2,573
Copart, Inc. *	34	3,889
Coterra Energy, Inc.	71	2,207
Coupa Software, Inc. *	6	330
Crowdstrike Holdings, Inc., Class A *	12	1,908
CSL Ltd.	3	613
CSX Corp.	27	785
CVS Health Corp.	27	2,540
CyberArk Software Ltd. *	—	46
Darden Restaurants, Inc.	8	1,074
Deere & Co.	44	17,398
Delta Air Lines, Inc. *	47	1,595
Dexcom, Inc. *	30	3,642
Diamondback Energy, Inc.	25	3,906
Dick's Sporting Goods, Inc. (a)	11	1,256
Dollar General Corp.	4	993
Dover Corp.	15	1,936
EastGroup Properties, Inc., REIT	3	530
Eastman Chemical Co.	59	4,511
Eaton Corp. plc	69	10,336
Edison International	18	1,053
Elanco Animal Health, Inc. *	22	290
Eli Lilly & Co.	10	3,573
Energizer Holdings, Inc.	35	1,012
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	21

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Entegris, Inc.	26	2,102
Entergy Corp.	11	1,151
EOG Resources, Inc.	56	7,684
EP Energy Corp. *	5	37
EPAM Systems, Inc. *	4	1,402
Equifax, Inc.	10	1,658
Equity LifeStyle Properties, Inc., REIT	32	2,047
Estee Lauder Cos., Inc. (The), Class A	9	1,708
Exact Sciences Corp. *	26	895
Exelixis, Inc. *	85	1,413
Exxon Mobil Corp.	28	3,092
Federal Realty Investment Trust, REIT (a)	12	1,157
FedEx Corp.	16	2,497
Ferguson plc	24	2,645
Fidelity National Information Services, Inc.	14	1,195
Fifth Third Bancorp	56	1,999
First Republic Bank	22	2,650
Fiserv, Inc. *	6	637
FleetCor Technologies, Inc. *	5	966
Fortune Brands Home & Security, Inc.	19	1,173
Freeport-McMoRan, Inc.	97	3,073
Gap, Inc. (The) (a)	45	504
Garmin Ltd.	17	1,465
General Dynamics Corp.	7	1,668
Genpact Ltd.	21	1,032
Global Payments, Inc.	22	2,536
Globant SA * (a)	12	2,222
Goodman Networks, Inc. ‡ *	2	—(c)
GSK plc	29	474
Hartford Financial Services Group, Inc. (The)	40	2,932
HCA Healthcare, Inc.	8	1,733
Hess Corp.	29	4,021
Hilton Worldwide Holdings, Inc.	28	3,723
Home Depot, Inc. (The)	2	728
Honeywell International, Inc.	17	3,414
Horizon Therapeutics plc *	44	2,768
Hubbell, Inc.	11	2,616
HubSpot, Inc. *	5	1,452
Humana, Inc.	5	2,567
IAC, Inc. *	19	932
Ingersoll Rand, Inc.	165	8,345
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Insulet Corp. * (a)	9	2,299
Intel Corp.	24	671
Intercontinental Exchange, Inc.	8	745
International Business Machines Corp.	10	1,359
Intuit, Inc.	38	16,291
Intuitive Surgical, Inc. *	42	10,430
Invesco Ltd.	35	543
ITT, Inc.	13	962
James Hardie Industries plc, CHDI	3	70
Jazz Pharmaceuticals plc *	19	2,785
JBG SMITH Properties, REIT	32	624
Johnson & Johnson	17	2,876
KB Home	21	595
Keurig Dr Pepper, Inc.	46	1,801
Keysight Technologies, Inc. *	13	2,250
Kimco Realty Corp., REIT	91	1,952
Kinder Morgan, Inc.	106	1,925
Kite Realty Group Trust, REIT	25	485
Knight-Swift Transportation Holdings, Inc.	5	245
Kohl's Corp.	—	7
Kontoor Brands, Inc.	17	611
Kraft Heinz Co. (The)	51	1,978
Laboratory Corp. of America Holdings	7	1,447
Lam Research Corp.	5	2,189
Lamar Advertising Co., Class A, REIT	11	1,034
Lamb Weston Holdings, Inc.	18	1,514
Leidos Holdings, Inc.	18	1,832
Liberty Broadband Corp., Class C *	12	1,055
Liberty Media Corp.-Liberty SiriusXM, Class C *	35	1,480
Loews Corp.	60	3,429
Lowe's Cos., Inc.	9	1,710
M&T Bank Corp.	23	3,853
Marriott International, Inc., Class A	97	15,586
Marsh & McLennan Cos., Inc.	3	502
Martin Marietta Materials, Inc.	7	2,228
Marvell Technology, Inc.	45	1,781
Mastercard, Inc., Class A	83	27,109
McDonald's Corp.	48	13,021
McKesson Corp.	10	4,073
Medtronic plc	23	1,998
Merck & Co., Inc.	15	1,535
Meta Platforms, Inc., Class A *	146	13,583
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Mettler-Toledo International, Inc. *	2	2,352
Microsoft Corp.	279	64,766
Mid-America Apartment Communities, Inc., REIT	9	1,482
Middleby Corp. (The) *	7	1,008
Mohawk Industries, Inc. *	12	1,094
MongoDB, Inc. *	6	1,163
Moran Foods Backstop Equity ‡ *	24	61
Morgan Stanley	48	3,911
Murphy USA, Inc.	4	1,224
MYT Holding Co. ‡ *	23	19
Natera, Inc. *	28	1,332
National Vision Holdings, Inc. *	32	1,175
Nestle SA (Registered)	82	8,874
Newell Brands, Inc.	86	1,188
Nexstar Media Group, Inc., Class A	4	613
NextEra Energy, Inc.	206	15,955
NIKE, Inc., Class B	135	12,544
NMG, Inc. *	1	190
Norfolk Southern Corp.	42	9,577
Northern Trust Corp.	15	1,229
Northrop Grumman Corp.	2	1,336
NVIDIA Corp.	35	4,765
Old Dominion Freight Line, Inc.	6	1,533
Packaging Corp. of America	14	1,670
Palo Alto Networks, Inc. *	28	4,811
Parker-Hannifin Corp.	4	1,221
Performance Food Group Co. *	21	1,103
PG&E Corp. *	84	1,259
Philip Morris International, Inc.	14	1,320
Phillips 66	19	2,027
PNC Financial Services Group, Inc. (The)	15	2,478
Post Holdings, Inc. *	19	1,695
PPG Industries, Inc.	5	617
Procter & Gamble Co. (The)	14	1,941
Progressive Corp. (The)	212	27,230
Prologis, Inc., REIT	106	11,768
Public Service Enterprise Group, Inc.	24	1,351
Public Storage, REIT	3	898
QIAGEN NV *	2	70
QUALCOMM, Inc.	32	3,809
Quanta Services, Inc.	47	6,727
Ralph Lauren Corp. (a)	11	1,040
Raymond James Financial, Inc.	6	744
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Rayonier, Inc., REIT	43	1,437
Raytheon Technologies Corp.	71	6,693
Regeneron Pharmaceuticals, Inc. *	32	23,790
Roche Holding AG	18	6,070
Roche Holding AG	—	77
Rockwell Automation, Inc.	4	1,021
Ross Stores, Inc.	137	13,143
Royal Caribbean Cruises Ltd. * (a)	70	3,740
Royalty Pharma plc, Class A	70	2,978
S&P Global, Inc.	36	11,467
SBA Communications Corp., REIT	3	702
Schneider Electric SE	23	2,870
Seagate Technology Holdings plc	54	2,694
ServiceNow, Inc. *	8	3,290
Sherwin-Williams Co. (The)	2	450
SolarEdge Technologies, Inc. *	10	2,255
Stellantis NV	308	4,154
Sun Communities, Inc., REIT	30	4,048
SVB Financial Group *	5	1,062
Swiss Re AG	2	159
Synopsys, Inc. *	11	3,266
Sysco Corp.	13	1,140
T. Rowe Price Group, Inc.	11	1,168
Take-Two Interactive Software, Inc. *	14	1,642
Tapestry, Inc.	55	1,734
Target Corp.	58	9,563
TD SYNNEX Corp.	12	1,126
Tenaris SA	3	53
Tesla, Inc. *	78	17,813
Texas Instruments, Inc. (d)	13	2,066
Texas Roadhouse, Inc.	11	1,107
Thermo Fisher Scientific, Inc.	6	3,193
Timken Co. (The)	11	810
T-Mobile US, Inc. *	81	12,313
Toro Co. (The)	21	2,183
Tractor Supply Co.	13	2,819
Trade Desk, Inc. (The), Class A * (a)	29	1,542
Trane Technologies plc	110	17,560
Travelers Cos., Inc. (The)	15	2,787
Truist Financial Corp.	197	8,834
Uber Technologies, Inc. *	344	9,151
Union Pacific Corp.	3	619
UnitedHealth Group, Inc. (d)	56	31,037
US Bancorp	99	4,199
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	23

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
US Foods Holding Corp. *	66	1,958
Ventas, Inc., REIT	39	1,517
Verizon Communications, Inc. (d)	60	2,257
Vertex Pharmaceuticals, Inc. *	8	2,574
Vulcan Materials Co.	4	648
Walmart, Inc.	20	2,832
Wells Fargo & Co.	430	19,759
Welltower, Inc., REIT	9	566
Westrock Co.	27	932
Weyerhaeuser Co., REIT	70	2,159
Williams Cos., Inc. (The)	55	1,800
Wolfspeed, Inc. * (a)	22	1,716
Xcel Energy, Inc.	28	1,827
Zebra Technologies Corp., Class A *	5	1,542
Zimmer Biomet Holdings, Inc.	21	2,423
Zoom Video Communications, Inc., Class A *	34	2,816
Zscaler, Inc. *	9	1,447
		1,231,598
Total Common Stocks (Cost $1,678,031)		1,908,652
	PRINCIPAL AMOUNT ($000)
Foreign Government Securities — 17.7%
Australia — 0.3%
Commonwealth of Australia
2.75%, 4/21/2024 (b)	AUD 1,785	1,135
3.25%, 4/21/2025 (b)	AUD 3,441	2,201
0.50%, 9/21/2026 (b)	AUD 2,280	1,307
2.75%, 11/21/2029 (b)	AUD 4,005	2,425
2.75%, 6/21/2035 (b)	AUD 1,676	948
2.75%, 5/21/2041 (b)	AUD 1,136	598
3.00%, 3/21/2047 (b)	AUD 614	326
1.75%, 6/21/2051 (b)	AUD 710	276
		9,216
Belgium — 0.5%
Kingdom of Belgium
0.80%, 6/22/2027 (b)	EUR 3,755	3,474
0.90%, 6/22/2029 (b)	EUR 2,270	2,032
0.10%, 6/22/2030 (b)	EUR 2,727	2,251
1.00%, 6/22/2031 (b)	EUR 3,490	3,037
1.45%, 6/22/2037 (b)	EUR 473	378
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Belgium — continued
1.90%, 6/22/2038 (b)	EUR 1,835	1,549
3.75%, 6/22/2045 (b)	EUR 705	756
1.60%, 6/22/2047 (b)	EUR 267	194
1.70%, 6/22/2050 (b)	EUR 1,206	875
2.15%, 6/22/2066 (b)	EUR 942	755
		15,301
Canada — 0.8%
Canada Government Bond
2.50%, 6/1/2024	CAD 3,280	2,355
2.25%, 6/1/2025	CAD 4,680	3,308
1.00%, 6/1/2027	CAD 3,855	2,545
2.25%, 6/1/2029	CAD 1,340	924
0.50%, 12/1/2030	CAD 11,512	6,788
4.00%, 6/1/2041	CAD 300	237
2.75%, 12/1/2048	CAD 1,083	710
2.00%, 12/1/2051	CAD 3,264	1,800
2.75%, 12/1/2064	CAD 807	516
Province of Alberta 2.90%, 12/1/2028	CAD 410	285
Province of British Columbia
4.70%, 6/18/2037	CAD 880	670
2.95%, 6/18/2050	CAD 505	288
Province of Ontario
2.30%, 9/8/2024	CAD 3,210	2,281
0.01%, 11/25/2030 (b)	EUR 5,800	4,445
		27,152
China — 0.3%
Export-Import Bank of China (The) 0.75%, 5/28/2023 (b)	EUR 3,800	3,713
People's Republic of China 2.69%, 8/15/2032	CNY 41,000	5,588
		9,301
Denmark — 0.1%
Kingdom of Denmark
1.75%, 11/15/2025	DKK 2,373	311
0.50%, 11/15/2027	DKK 3,009	364
0.50%, 11/15/2029	DKK 10,080	1,170
4.50%, 11/15/2039	DKK 5,082	840
0.25%, 11/15/2052	DKK 2,400	170
		2,855
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
France — 1.0%
French Republic
0.75%, 5/25/2028 (b)	EUR 16,710	15,163
1.25%, 5/25/2036 (b)	EUR 7,825	6,287
1.75%, 6/25/2039 (b)	EUR 2,653	2,223
3.25%, 5/25/2045 (b)	EUR 3,064	3,099
2.00%, 5/25/2048 (b)	EUR 2,977	2,383
1.50%, 5/25/2050 (b)	EUR 4,492	3,177
0.75%, 5/25/2053 (b)	EUR 1,089	596
1.75%, 5/25/2066 (b)	EUR 1,101	783
		33,711
Germany — 0.5%
Bundesrepublik Deutschland
0.25%, 2/15/2029 (b)	EUR 3,110	2,759
4.00%, 1/4/2037 (b)	EUR 5,650	6,712
2.50%, 7/4/2044 (b)	EUR 3,880	3,971
0.00%, 8/15/2050 (b)	EUR 2,876	1,571
		15,013
Hungary — 0.0% ^
Hungary Government Bond
0.13%, 9/21/2028 (e)	EUR 893	634
2.13%, 9/22/2031 (e)	1,158	824
		1,458
Indonesia — 0.1%
Republic of Indonesia
2.15%, 7/18/2024 (b)	EUR 1,120	1,066
1.30%, 3/23/2034	EUR 902	572
		1,638
Italy — 2.4%
Buoni Poliennali del Tesoro
0.95%, 3/1/2023 (b)	EUR 3,561	3,511
2.45%, 10/1/2023 (b)	EUR 1,738	1,716
0.65%, 10/15/2023 (b)	EUR 2,220	2,155
0.00%, 1/15/2024 (b)	EUR 6,940	6,649
0.35%, 2/1/2025 (b)	EUR 7,491	6,997
1.85%, 7/1/2025 (b)	EUR 3,317	3,172
0.00%, 4/1/2026 (b)	EUR 18,669	16,497
0.25%, 3/15/2028 (b)	EUR 15,697	12,956
0.95%, 12/1/2031 (b)	EUR 7,181	5,403
1.65%, 3/1/2032 (b)	EUR 216	173
2.25%, 9/1/2036 (b)	EUR 2,982	2,321
0.95%, 3/1/2037 (b)	EUR 960	614
3.25%, 3/1/2038 (b)	EUR 5,563	4,764
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Italy — continued
1.80%, 3/1/2041 (b)	EUR 1,013	673
4.75%, 9/1/2044 (b)	EUR 122	126
1.50%, 4/30/2045 (b)	EUR 5,008	2,947
2.70%, 3/1/2047 (b)	EUR 207	155
3.45%, 3/1/2048 (b)	EUR 211	180
2.15%, 9/1/2052 (b)	EUR 926	584
2.80%, 3/1/2067 (b)	EUR 892	617
2.15%, 3/1/2072 (b)	EUR 280	162
Italian Republic Government Bond 2.38%, 10/17/2024	5,381	5,015
		77,387
Japan — 8.1%
Japan Bank for International Cooperation 1.63%, 1/20/2027	974	857
Japan Finance Organization for Municipalities 3.25%, 4/24/2023 (e)	1,890	1,875
Japan Government Bond
0.10%, 12/20/2022	JPY 4,349,000	29,257
0.01%, 6/1/2023	JPY 4,005,500	26,961
0.80%, 9/20/2023	JPY 2,604,500	17,657
0.10%, 9/20/2024	JPY 1,835,600	12,377
0.50%, 9/20/2024	JPY 1,799,350	12,224
0.10%, 12/20/2024	JPY 405,400	2,734
0.10%, 6/20/2026	JPY 921,300	6,222
0.10%, 9/20/2026	JPY 150	1
0.01%, 12/20/2026	JPY 587,050	3,945
0.10%, 9/20/2027	JPY 2,581,800	17,384
0.10%, 6/20/2029	JPY 3,249,350	21,762
0.10%, 12/20/2029	JPY 1,501,650	10,033
0.10%, 6/20/2030	JPY 2,038,150	13,573
1.50%, 6/20/2034	JPY 642,250	4,812
1.40%, 9/20/2034	JPY 1,790,100	13,269
0.70%, 3/20/2037	JPY 721,800	4,867
0.60%, 9/20/2037	JPY 582,200	3,847
0.30%, 12/20/2039	JPY 2,696,900	16,342
0.40%, 6/20/2040	JPY 2,576,950	15,764
1.50%, 3/20/2045	JPY 821,700	5,900
1.40%, 12/20/2045	JPY 273,500	1,917
0.80%, 12/20/2047	JPY 656,700	3,962
0.40%, 9/20/2049	JPY 128,550	679
0.40%, 12/20/2049	JPY 1,149,350	6,072
0.40%, 3/20/2050	JPY 1,020,550	5,383
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	25

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Japan — continued
0.90%, 3/20/2057	JPY 397,700	2,276
0.50%, 3/20/2060	JPY 462,050	2,256
		264,208
Netherlands — 0.2%
Kingdom of Netherlands
2.50%, 1/15/2033 (b)	EUR 2,310	2,286
4.00%, 1/15/2037 (b)	EUR 1,110	1,273
3.75%, 1/15/2042 (b)	EUR 917	1,064
2.75%, 1/15/2047 (b)	EUR 1,610	1,659
0.00%, 1/15/2052 (b)	EUR 975	489
		6,771
Peru — 0.0% ^
Republic of Peru 1.86%, 12/1/2032	487	336
Philippines — 0.0% ^
Republic of Philippines 0.25%, 4/28/2025	EUR 1,303	1,170
Qatar — 0.0% ^
State of Qatar 3.88%, 4/23/2023 (e)	860	857
Romania — 0.0% ^
Romania Government Bond 2.00%, 4/14/2033 (e)	EUR 1,470	883
Saudi Arabia — 0.0% ^
Kingdom of Saudi Arabia 2.25%, 2/2/2033 (e)	914	702
South Korea — 0.4%
Export-Import Bank of Korea
0.00%, 10/19/2024 (b)	EUR 10,060	9,380
0.75%, 9/21/2025	4,217	3,717
Republic of Korea 0.00%, 9/16/2025	EUR 1,276	1,152
		14,249
Spain — 1.3%
Bonos and Obligaciones del Estado
1.60%, 4/30/2025 (b)	EUR 7,455	7,248
1.50%, 4/30/2027 (b)	EUR 9,006	8,495
1.40%, 7/30/2028 (b)	EUR 9,072	8,325
0.70%, 4/30/2032 (b)	EUR 8,460	6,697
2.35%, 7/30/2033 (b)	EUR 1,318	1,200
4.70%, 7/30/2041 (b)	EUR 4,854	5,561
1.00%, 7/30/2042 (b)	EUR 637	405
2.90%, 10/31/2046 (b)	EUR 2,012	1,771
2.70%, 10/31/2048 (b)	EUR 771	644
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Spain — continued
1.00%, 10/31/2050 (b)	EUR 1,606	860
3.45%, 7/30/2066 (b)	EUR 616	568
		41,774
Sweden — 0.2%
Kingdom of Sweden
1.50%, 11/13/2023 (b)	SEK 4,690	421
1.00%, 11/12/2026 (b)	SEK 5,010	430
0.75%, 5/12/2028	SEK 1,985	165
0.75%, 11/12/2029 (b)	SEK 13,515	1,102
3.50%, 3/30/2039	SEK 2,505	270
0.50%, 11/24/2045	SEK 470	30
Svensk Exportkredit AB 2.88%, 3/14/2023	3,300	3,281
		5,699
United Arab Emirates — 0.0% ^
United Arab Emirates Government Bond 0.75%, 9/2/2023 (e)	1,569	1,514
United Kingdom — 1.5%
United Kingdom of Great Britain and Northern Ireland
2.00%, 9/7/2025 (b)	GBP 930	1,029
4.25%, 12/7/2027 (b)	GBP 645	758
0.50%, 1/31/2029 (b)	GBP 9,470	8,946
1.00%, 1/31/2032 (b)	GBP 3,465	3,167
0.88%, 7/31/2033 (b)	GBP 610	527
4.50%, 9/7/2034 (b)	GBP 4,080	5,051
0.63%, 7/31/2035 (b)	GBP 1,652	1,299
4.25%, 3/7/2036 (b)	GBP 1,157	1,390
1.75%, 9/7/2037 (b)	GBP 1,473	1,288
4.75%, 12/7/2038 (b)	GBP 1,018	1,290
1.13%, 1/31/2039 (b)	GBP 716	550
4.25%, 9/7/2039 (b)	GBP 1,082	1,294
4.25%, 12/7/2040 (b)	GBP 1,174	1,408
1.25%, 10/22/2041 (b)	GBP 1,590	1,191
4.50%, 12/7/2042 (b)	GBP 1,060	1,327
3.25%, 1/22/2044 (b)	GBP 1,335	1,401
3.50%, 1/22/2045 (b)	GBP 1,363	1,488
0.88%, 1/31/2046 (b)	GBP 1,180	752
4.25%, 12/7/2046 (b)	GBP 885	1,085
1.50%, 7/22/2047 (b)	GBP 1,212	893
1.75%, 1/22/2049 (b)	GBP 1,424	1,108
4.25%, 12/7/2049 (b)	GBP 867	1,084
0.63%, 10/22/2050 (b)	GBP 1,514	831
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
United Kingdom — continued
1.25%, 7/31/2051 (b)	GBP 1,228	815
3.75%, 7/22/2052 (b)	GBP 1,138	1,332
1.50%, 7/31/2053 (b)	GBP 525	369
1.63%, 10/22/2054 (b)	GBP 1,166	848
4.25%, 12/7/2055 (b)	GBP 1,026	1,338
1.75%, 7/22/2057 (b)	GBP 1,449	1,097
4.00%, 1/22/2060 (b)	GBP 1,125	1,441
0.50%, 10/22/2061 (b)	GBP 988	446
2.50%, 7/22/2065 (b)	GBP 1,147	1,062
3.50%, 7/22/2068 (b)	GBP 958	1,132
1.63%, 10/22/2071 (b)	GBP 1,254	884
1.13%, 10/22/2073 (b)	GBP 482	272
		50,193
Total Foreign Government Securities (Cost $724,606)		581,388
Corporate Bonds — 5.2%
Australia — 0.1%
FMG Resources August 2006 Pty. Ltd. 4.50%, 9/15/2027 (e)	210	188
Glencore Funding LLC 4.13%, 5/30/2023 (e)	793	784
Mineral Resources Ltd. 8.13%, 5/1/2027 (e)	253	252
Westpac Banking Corp.
2.75%, 1/11/2023	590	588
2.00%, 1/13/2023	659	656
		2,468
Canada — 0.5%
1011778 BC ULC 4.38%, 1/15/2028 (e)	4	4
Baffinland Iron Mines Corp. 8.75%, 7/15/2026 (e)	202	183
Bank of Nova Scotia (The)
2.38%, 1/18/2023	1,601	1,593
1.63%, 5/1/2023	540	530
Baytex Energy Corp. 8.75%, 4/1/2027 (e)	140	143
Bombardier, Inc.
7.13%, 6/15/2026 (a) (e)	1,066	1,009
6.00%, 2/15/2028 (e)	1	1
Canadian Imperial Bank of Commerce 0.45%, 6/22/2023	380	369
Garda World Security Corp. 4.63%, 2/15/2027 (e)	435	386
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Canada — continued
GFL Environmental, Inc. 5.13%, 12/15/2026 (e)	624	594
MEG Energy Corp. 7.13%, 2/1/2027 (e)	328	334
Ontario Teachers' Finance Trust
1.10%, 10/19/2027 (e)	CAD 773	494
0.10%, 5/19/2028 (b)	EUR 2,955	2,468
0.05%, 11/25/2030 (b)	EUR 5,225	3,985
Parkland Corp. 5.88%, 7/15/2027 (e)	10	9
Province of Ontario 1.13%, 5/15/2026 (b)	GBP 4,950	5,080
Titan Acquisition Ltd. 7.75%, 4/15/2026 (e)	302	247
Videotron Ltd. 5.13%, 4/15/2027 (e)	97	92
		17,521
Cayman Islands — 0.0% ^
Global Aircraft Leasing Co. Ltd. 6.50% (Cash), 9/15/2024 (e) (f)	272	216
France — 0.5%
BNP Paribas SA 3.50%, 3/1/2023 (e)	815	810
Dexia Credit Local SA
0.75%, 1/25/2023 (b)	EUR 3,500	3,451
0.50%, 7/22/2023 (b)	GBP 3,500	3,920
1.63%, 12/8/2023 (b)	GBP 2,800	3,129
1.25%, 11/26/2024 (b)	EUR 2,100	2,012
0.25%, 12/10/2026 (b)	GBP 4,200	4,067
Iliad Holding SASU 6.50%, 10/15/2026 (e)	201	186
		17,575
Germany — 0.2%
Kreditanstalt fuer Wiederaufbau 0.00%, 12/15/2022	EUR 3,000	2,961
Mercedes-Benz Finance North America LLC 3.35%, 2/22/2023 (e)	801	797
TK Elevator US Newco, Inc. 5.25%, 7/15/2027 (e)	574	514
Volkswagen Group of America Finance LLC 3.13%, 5/12/2023 (e)	799	790
		5,062
Ireland — 0.0% ^
Cimpress plc 7.00%, 6/15/2026 (e)	304	182
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	27

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Japan — 0.1%
Development Bank of Japan, Inc. 3.13%, 9/6/2023 (e)	1,850	1,821
Mizuho Financial Group, Inc.
3.55%, 3/5/2023	713	709
(SOFR + 0.87%), 0.85%, 9/8/2024 (g)	372	355
NTT Finance Corp. 0.37%, 3/3/2023 (a) (e)	500	493
		3,378
Luxembourg — 0.0% ^
Altice France Holding SA 10.50%, 5/15/2027 (e)	1,334	1,040
Macau — 0.1%
MGM China Holdings Ltd. 4.75%, 2/1/2027 (e)	1,026	759
Sands China Ltd.
5.63%, 8/8/2025 (h)	308	270
2.80%, 3/8/2027 (h)	275	200
		1,229
Netherlands — 0.4%
BNG Bank NV 4.75%, 3/6/2023 (b)	AUD 602	387
Nederlandse Waterschapsbank NV
2.00%, 12/16/2024 (b)	GBP 9,110	9,998
3.50%, 7/20/2027	AUD 3,120	1,897
Trivium Packaging Finance BV
5.50%, 8/15/2026 (e) (h)	418	384
8.50%, 8/15/2027 (e) (h)	284	267
		12,933
New Zealand — 0.0% ^
ASB Bank Ltd. 3.75%, 6/14/2023 (e)	435	431
Saudi Arabia — 0.0% ^
Saudi Arabian Oil Co. 1.25%, 11/24/2023 (e)	400	385
Singapore — 0.3%
Temasek Financial I Ltd.
3.63%, 8/1/2028 (e)	6,158	5,792
1.63%, 8/2/2031 (e)	2,593	1,985
2.38%, 8/2/2041 (a) (e)	1,558	1,037
		8,814
South Korea — 0.2%
Korea Development Bank (The)
1.75%, 12/15/2022 (b)	GBP 2,450	2,801
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

South Korea — continued
2.13%, 10/1/2024	1,826	1,727
Korea Southern Power Co. Ltd. 0.75%, 1/27/2026 (e)	2,155	1,856
		6,384
Switzerland — 0.0% ^
VistaJet Malta Finance plc 7.88%, 5/1/2027 (e)	71	64
United Kingdom — 0.0% ^
Connect Finco SARL 6.75%, 10/1/2026 (e)	317	298
eG Global Finance plc 6.75%, 2/7/2025 (e)	200	180
INEOS Quattro Finance 2 plc 3.38%, 1/15/2026 (a) (e)	263	222
Petrofac Ltd. 9.75%, 11/15/2026 (e)	200	148
Virgin Media Secured Finance plc 5.50%, 5/15/2029 (e)	5	5
		853
United States — 2.8%
AbbVie, Inc.
2.80%, 3/15/2023	412	409
2.85%, 5/14/2023	390	386
Acrisure LLC 7.00%, 11/15/2025 (e)	380	357
Adtalem Global Education, Inc. 5.50%, 3/1/2028 (e)	2	2
AECOM 5.13%, 3/15/2027	97	92
Aethon United BR LP 8.25%, 2/15/2026 (e)	289	293
AIG Global Funding 0.80%, 7/7/2023 (a) (e)	822	798
Albertsons Cos., Inc. 3.25%, 3/15/2026 (e)	865	776
Alliant Holdings Intermediate LLC
4.25%, 10/15/2027 (e)	283	255
6.75%, 10/15/2027 (e)	4	4
Allied Universal Holdco LLC 6.63%, 7/15/2026 (e)	693	662
Allison Transmission, Inc. 4.75%, 10/1/2027 (e)	8	7
AMC Entertainment Holdings, Inc. 10.00% (Cash), 6/15/2026 (a) (e) (f)	531	281
AMC Networks, Inc. 4.75%, 8/1/2025	97	89
American Airlines Group, Inc. 3.75%, 3/1/2025 (a) (e)	69	61
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
American Airlines, Inc.
11.75%, 7/15/2025 (e)	320	350
5.50%, 4/20/2026 (e)	1,476	1,406
5.75%, 4/20/2029 (e)	—	—
American Axle & Manufacturing, Inc.
6.25%, 3/15/2026	28	27
6.50%, 4/1/2027 (a)	7	6
AmeriGas Partners LP 5.50%, 5/20/2025	90	86
AMN Healthcare, Inc. 4.63%, 10/1/2027 (e)	98	92
Antero Midstream Partners LP
7.88%, 5/15/2026 (e)	218	222
5.75%, 3/1/2027 (e)	192	183
APX Group, Inc. 6.75%, 2/15/2027 (e)	277	270
Aramark Services, Inc. 6.38%, 5/1/2025 (e)	182	180
Archrock Partners LP 6.88%, 4/1/2027 (e)	252	240
Arconic Corp.
6.00%, 5/15/2025 (e)	271	268
6.13%, 2/15/2028 (e)	5	5
Ardagh Packaging Finance plc
5.25%, 4/30/2025 (e)	650	613
5.25%, 8/15/2027 (e)	201	141
Artera Services LLC 9.03%, 12/4/2025 (e)	302	252
Ascent Resources Utica Holdings LLC 7.00%, 11/1/2026 (e)	281	277
ASGN, Inc. 4.63%, 5/15/2028 (e)	104	92
AT&T, Inc. (ICE LIBOR USD 3 Month + 0.89%), 3.80%, 2/15/2023 (g)	530	530
ATI, Inc. 5.88%, 12/1/2027	5	5
Avient Corp. 5.75%, 5/15/2025 (e)	21	21
Axalta Coating Systems LLC 4.75%, 6/15/2027 (a) (e)	225	205
B&G Foods, Inc. 5.25%, 9/15/2027 (a)	176	148
Ball Corp. 4.88%, 3/15/2026 (a)	386	370
Bath & Body Works, Inc. 5.25%, 2/1/2028	71	63
Bausch Health Americas, Inc.
9.25%, 4/1/2026 (e)	118	68
8.50%, 1/31/2027 (e)	139	60
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Bausch Health Cos., Inc. 5.50%, 11/1/2025 (e)	725	579
BCPE Empire Holdings, Inc. 7.63%, 5/1/2027 (a) (e)	267	244
Block, Inc. 2.75%, 6/1/2026	40	36
Booz Allen Hamilton, Inc. 3.88%, 9/1/2028 (e)	101	89
Boyd Gaming Corp. 4.75%, 12/1/2027	1	1
Brink's Co. (The) 4.63%, 10/15/2027 (e)	102	94
Brookfield Property REIT, Inc. REIT, 5.75%, 5/15/2026 (e)	534	496
Caesars Entertainment, Inc.
6.25%, 7/1/2025 (e)	1,493	1,457
8.13%, 7/1/2027 (e)	1	1
Caesars Resort Collection LLC 5.75%, 7/1/2025 (e)	360	352
Calpine Corp.
4.50%, 2/15/2028 (e)	98	88
5.13%, 3/15/2028 (e)	2	2
Calumet Specialty Products Partners LP 11.00%, 4/15/2025 (a) (e)	233	242
Camelot Finance SA 4.50%, 11/1/2026 (e)	161	150
Capital One Financial Corp. (ICE LIBOR USD 3 Month + 0.72%), 5.13%, 1/30/2023 (g)	440	440
Carnival Corp.
10.50%, 2/1/2026 (e)	291	285
7.63%, 3/1/2026 (e)	1,448	1,089
9.88%, 8/1/2027 (e)	5	5
Carvana Co. 5.63%, 10/1/2025 (a) (e)	430	282
Catalent Pharma Solutions, Inc. 5.00%, 7/15/2027 (e)	201	189
CCO Holdings LLC 5.00%, 2/1/2028 (e)	7	6
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (e)	322	306
CEC Entertainment LLC 6.75%, 5/1/2026 (e)	546	511
Cedar Fair LP 5.50%, 5/1/2025 (e)	82	81
CenterPoint Energy Resources Corp. (ICE LIBOR USD 3 Month + 0.50%), 3.60%, 3/2/2023 (g)	533	531
Century Communities, Inc. 6.75%, 6/1/2027	246	235
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	29

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Chemours Co. (The) 5.38%, 5/15/2027	5	4
Chesapeake Energy Corp. 5.50%, 2/1/2026 (e)	245	237
Chevron Phillips Chemical Co. LLC 3.30%, 5/1/2023 (e)	1,061	1,051
Chubb INA Holdings, Inc. 2.70%, 3/13/2023	679	674
Churchill Downs, Inc. 5.50%, 4/1/2027 (e)	277	265
Cigna Corp. 3.00%, 7/15/2023	535	527
Cinemark USA, Inc. 8.75%, 5/1/2025 (e)	45	45
Clarios Global LP
6.25%, 5/15/2026 (e)	119	115
8.50%, 5/15/2027 (e)	737	722
Clarivate Science Holdings Corp. 3.88%, 7/1/2028 (e)	5	4
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (e)	86	77
7.75%, 4/15/2028 (e)	8	7
Cleveland-Cliffs, Inc.
6.75%, 3/15/2026 (a) (e)	348	345
5.88%, 6/1/2027	9	8
CMG Media Corp. 8.88%, 12/15/2027 (e)	100	85
CNX Resources Corp. 7.25%, 3/14/2027 (e)	29	29
CommScope, Inc.
6.00%, 3/1/2026 (e)	789	761
8.25%, 3/1/2027 (e)	58	51
Community Health Systems, Inc.
8.00%, 3/15/2026 (e)	1,136	980
5.63%, 3/15/2027 (e)	6	5
Compass Minerals International, Inc. 6.75%, 12/1/2027 (e)	100	94
Consolidated Communications, Inc. 6.50%, 10/1/2028 (e)	112	92
CoreCivic, Inc. 8.25%, 4/15/2026 (a)	298	302
Coty, Inc. 5.00%, 4/15/2026 (e)	541	507
Crescent Energy Finance LLC 7.25%, 5/1/2026 (e)	314	291
Crestwood Midstream Partners LP
5.75%, 4/1/2025	156	152
5.63%, 5/1/2027 (e)	62	58
Crown Americas LLC 4.75%, 2/1/2026	538	515
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
CrownRock LP 5.63%, 10/15/2025 (e)	91	88
CSC Holdings LLC 5.50%, 4/15/2027 (e)	5	5
CVR Energy, Inc. 5.25%, 2/15/2025 (e)	253	244
CWT Travel Group, Inc. 8.50%, 11/19/2026 (a) (e)	10	9
Dana, Inc. 5.38%, 11/15/2027	4	4
Delta Air Lines, Inc.
4.50%, 10/20/2025 (e)	1	1
7.38%, 1/15/2026	622	635
4.75%, 10/20/2028 (e)	—	—
Diamond Sports Group LLC
5.38%, 8/15/2026 (b)	11	2
5.38%, 8/15/2026 (e)	124	25
Diebold Nixdorf, Inc. 9.38%, 7/15/2025 (a) (e)	342	254
Directv Financing LLC 5.88%, 8/15/2027 (e)	775	698
DISH DBS Corp. 5.25%, 12/1/2026 (e)	1,055	917
Dominion Energy, Inc. 2.45%, 1/15/2023 (e)	533	530
Eco Material Technologies, Inc. 7.88%, 1/31/2027 (e)	120	112
Elevance Health, Inc. 0.45%, 3/15/2023 (a)	543	534
Encompass Health Corp. 4.50%, 2/1/2028	5	4
EQM Midstream Partners LP
6.00%, 7/1/2025 (e)	100	97
6.50%, 7/1/2027 (e)	29	28
Eversource Energy 2.80%, 5/1/2023	799	789
Ferrellgas LP 5.38%, 4/1/2026 (e)	302	274
Fifth Third Bancorp 1.63%, 5/5/2023	594	583
Ford Motor Credit Co. LLC
5.58%, 3/18/2024	2,844	2,801
5.13%, 6/16/2025	5	5
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/1/2025 (e)	460	441
Freedom Mortgage Corp. 6.63%, 1/15/2027 (e)	193	144
Frontier Communications Holdings LLC 5.88%, 10/15/2027 (e)	2	2
FXI Holdings, Inc. 12.25%, 11/15/2026 (a) (e)	293	254
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Gartner, Inc. 4.50%, 7/1/2028 (e)	5	5
Gates Global LLC 6.25%, 1/15/2026 (e)	272	261
Genesis Energy LP
6.50%, 10/1/2025	312	299
8.00%, 1/15/2027	256	248
7.75%, 2/1/2028	4	4
Global Medical Response, Inc. 6.50%, 10/1/2025 (e)	286	227
Global Net Lease, Inc. REIT, 3.75%, 12/15/2027 (e)	110	89
Goldman Sachs Group, Inc. (The)
3.20%, 2/23/2023	743	739
(SOFR + 0.58%), 0.67%, 3/8/2024 (a) (g)	600	588
GoTo Group, Inc. 5.50%, 9/1/2027 (e)	378	219
Gray Television, Inc. 7.00%, 5/15/2027 (e)	209	199
Griffon Corp. 5.75%, 3/1/2028	100	92
GrubHub Holdings, Inc. 5.50%, 7/1/2027 (e)	4	3
Guitar Center, Inc. 8.50%, 1/15/2026 (e)	311	272
Gulfport Energy Corp. 8.00%, 5/17/2026 (a)	440	439
HAT Holdings I LLC REIT, 3.38%, 6/15/2026 (e)	459	373
Hawaiian Brand Intellectual Property Ltd. 5.75%, 1/20/2026 (e)	520	479
Herbalife Nutrition Ltd. 7.88%, 9/1/2025 (e)	538	502
Herc Holdings, Inc. 5.50%, 7/15/2027 (e)	48	45
Hertz Corp. (The) 4.63%, 12/1/2026 (e)	332	283
Hess Midstream Operations LP 5.63%, 2/15/2026 (e)	305	299
Hilton Worldwide Finance LLC 4.88%, 4/1/2027	7	7
Holly Energy Partners LP 5.00%, 2/1/2028 (e)	101	91
Home Point Capital, Inc. 5.00%, 2/1/2026 (e)	297	176
Howmet Aerospace, Inc. 6.88%, 5/1/2025	459	469
HUB International Ltd. 7.00%, 5/1/2026 (e)	544	537
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Hughes Satellite Systems Corp. 6.63%, 8/1/2026	85	80
Icahn Enterprises LP 5.25%, 5/15/2027	1,361	1,254
iHeartCommunications, Inc.
8.38%, 5/1/2027 (a)	844	759
5.25%, 8/15/2027 (e)	139	127
International Game Technology plc 4.13%, 4/15/2026 (e)	568	527
Intrado Corp. 8.50%, 10/15/2025 (e)	3	3
IQVIA, Inc. 5.00%, 5/15/2027 (e)	432	412
IRB Holding Corp. 7.00%, 6/15/2025 (e)	296	296
Iron Mountain, Inc. REIT, 4.88%, 9/15/2027 (e)	5	5
iStar, Inc. REIT, 4.25%, 8/1/2025	190	184
Jazz Securities DAC 4.38%, 1/15/2029 (e)	5	4
John Deere Capital Corp. (SOFR + 0.12%), 3.15%, 7/10/2023 (g)	382	380
KAR Auction Services, Inc. 5.13%, 6/1/2025 (e)	21	20
Kennedy-Wilson, Inc. 4.75%, 3/1/2029	109	88
Kinder Morgan, Inc. (ICE LIBOR USD 3 Month + 1.28%), 5.36%, 1/15/2023 (g)	528	528
LABL, Inc.
6.75%, 7/15/2026 (e)	311	295
10.50%, 7/15/2027 (a) (e)	5	4
Ladder Capital Finance Holdings LLLP REIT, 4.25%, 2/1/2027 (e)	308	259
Las Vegas Sands Corp. 3.50%, 8/18/2026	688	601
LD Holdings Group LLC 6.50%, 11/1/2025 (e)	148	101
Level 3 Financing, Inc. 4.63%, 9/15/2027 (e)	170	148
Life Time, Inc. 5.75%, 1/15/2026 (e)	384	357
Live Nation Entertainment, Inc.
6.50%, 5/15/2027 (e)	370	368
4.75%, 10/15/2027 (e)	17	15
LSF9 Atlantis Holdings LLC 7.75%, 2/15/2026 (e)	355	320
Lumen Technologies, Inc. 4.00%, 2/15/2027 (a) (e)	48	41
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	31

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Masonite International Corp. 5.38%, 2/1/2028 (e)	96	88
Matador Resources Co. 5.88%, 9/15/2026	414	407
Mattel, Inc. 3.38%, 4/1/2026 (e)	281	256
Maxar Technologies, Inc. 7.75%, 6/15/2027 (e)	245	240
McGraw-Hill Education, Inc. 5.75%, 8/1/2028 (e)	104	92
Metropolitan Edison Co. 3.50%, 3/15/2023 (e)	296	294
MGM Resorts International
6.75%, 5/1/2025	591	583
5.75%, 6/15/2025	4	4
5.50%, 4/15/2027	44	41
MicroStrategy, Inc. 6.13%, 6/15/2028 (e)	3	3
Millennium Escrow Corp. 6.63%, 8/1/2026 (e)	355	256
Mohegan Gaming & Entertainment 8.00%, 2/1/2026 (e)	325	274
Morgan Stanley 3.13%, 1/23/2023	1,064	1,060
Moss Creek Resources Holdings, Inc. 7.50%, 1/15/2026 (e)	489	450
MPT Operating Partnership LP REIT, 5.00%, 10/15/2027	5	4
Nabors Industries Ltd. 7.25%, 1/15/2026 (e)	70	68
Nabors Industries, Inc. 5.75%, 2/1/2025	438	422
Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/2027 (e)	663	590
Navient Corp.
6.75%, 6/15/2026	459	433
5.00%, 3/15/2027	2	2
NCL Corp. Ltd. 5.88%, 2/15/2027 (e)	950	848
NCR Corp. 5.75%, 9/1/2027 (e)	106	102
Netflix, Inc. 3.63%, 6/15/2025 (e)	235	223
New Fortress Energy, Inc.
6.75%, 9/15/2025 (e)	777	763
6.50%, 9/30/2026 (e)	50	48
Newell Brands, Inc. 4.45%, 4/1/2026 (h)	230	214
Nexstar Media, Inc. 5.63%, 7/15/2027 (e)	250	236
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
NextEra Energy Capital Holdings, Inc. 0.65%, 3/1/2023	812	801
NextEra Energy Operating Partners LP 4.25%, 7/15/2024 (e)	408	396
NGL Energy Operating LLC 7.50%, 2/1/2026 (e)	651	589
NMG Holding Co., Inc. 7.13%, 4/1/2026 (e)	431	410
Northern Oil and Gas, Inc. 8.13%, 3/1/2028 (e)	50	48
Novelis Corp. 3.25%, 11/15/2026 (e)	372	326
NRG Energy, Inc. 5.75%, 1/15/2028	11	10
NuStar Logistics LP
5.75%, 10/1/2025	116	112
6.00%, 6/1/2026	63	61
Occidental Petroleum Corp. 8.00%, 7/15/2025	1,329	1,403
OGE Energy Corp. 0.70%, 5/26/2023	819	798
OneMain Finance Corp.
6.13%, 3/15/2024	910	889
6.88%, 3/15/2025	5	5
7.13%, 3/15/2026	15	14
3.50%, 1/15/2027	108	89
Outfront Media Capital LLC 5.00%, 8/15/2027 (e)	2	2
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (e)	40	38
Party City Holdings, Inc. 8.75%, 2/15/2026 (a) (e)	320	202
PBF Holding Co. LLC 6.00%, 2/15/2028 (a)	5	5
PDC Energy, Inc. 5.75%, 5/15/2026	325	312
PennyMac Financial Services, Inc. 5.38%, 10/15/2025 (e)	137	124
Penske Truck Leasing Co. LP 2.70%, 3/14/2023 (e)	537	531
Performance Food Group, Inc. 5.50%, 10/15/2027 (e)	3	3
PG&E Corp. 5.00%, 7/1/2028	5	5
Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (e)	365	240
Post Holdings, Inc. 5.63%, 1/15/2028 (e)	5	5
Presidio Holdings, Inc. 4.88%, 2/1/2027 (e)	257	237
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Prestige Brands, Inc. 5.13%, 1/15/2028 (e)	5	5
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (e)	641	624
3.38%, 8/31/2027 (e)	247	214
QVC, Inc. 4.75%, 2/15/2027	801	635
Radiate Holdco LLC 4.50%, 9/15/2026 (e)	381	322
RegionalCare Hospital Partners Holdings, Inc. 9.75%, 12/1/2026 (e)	883	704
RHP Hotel Properties LP REIT, 4.75%, 10/15/2027	99	91
Rite Aid Corp. 8.00%, 11/15/2026 (a) (e)	48	31
Rithm Capital Corp. REIT, 6.25%, 10/15/2025 (e)	270	237
RLJ Lodging Trust LP REIT, 3.75%, 7/1/2026 (a) (e)	254	232
Rocket Mortgage LLC 2.88%, 10/15/2026 (e)	456	381
Royal Caribbean Cruises Ltd.
5.50%, 8/31/2026 (e)	1,212	991
5.38%, 7/15/2027 (e)	241	187
RP Escrow Issuer LLC 5.25%, 12/15/2025 (e)	350	262
Sabre GLBL, Inc. 7.38%, 9/1/2025 (e)	600	563
SBA Communications Corp. REIT, 3.88%, 2/15/2027	675	607
Scientific Games International, Inc.
7.00%, 5/15/2028 (e)	120	116
7.25%, 11/15/2029 (e)	1	1
SCIL IV LLC 5.38%, 11/1/2026 (e)	330	262
Scripps Escrow, Inc. 5.88%, 7/15/2027 (e)	103	93
Select Medical Corp. 6.25%, 8/15/2026 (e)	457	436
Service Corp. International 4.63%, 12/15/2027	13	12
Service Properties Trust REIT, 7.50%, 9/15/2025	214	209
Silgan Holdings, Inc. 4.13%, 2/1/2028	55	50
Simon Property Group LP REIT, 2.75%, 6/1/2023	1,070	1,055
Sirius XM Radio, Inc.
3.13%, 9/1/2026 (e)	581	519
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
5.00%, 8/1/2027 (e)	146	134
SLM Corp.
4.20%, 10/29/2025	10	9
3.13%, 11/2/2026	420	368
Specialty Building Products Holdings LLC 6.38%, 9/30/2026 (e)	330	265
Spirit AeroSystems, Inc. 7.50%, 4/15/2025 (e)	550	534
Sprint Corp. 7.63%, 3/1/2026	542	566
SRS Distribution, Inc. 4.63%, 7/1/2028 (e)	10	9
SS&C Technologies, Inc. 5.50%, 9/30/2027 (e)	579	538
Standard Industries, Inc. 4.75%, 1/15/2028 (e)	3	3
Staples, Inc.
7.50%, 4/15/2026 (e)	647	562
10.75%, 4/15/2027 (e)	266	194
Starwood Property Trust, Inc. REIT, 4.38%, 1/15/2027 (e)	258	228
Station Casinos LLC 4.50%, 2/15/2028 (a) (e)	9	8
Summit Midstream Holdings LLC 8.50%, 10/15/2026 (e)	137	132
Sunoco LP 6.00%, 4/15/2027	279	273
Surgery Center Holdings, Inc. 10.00%, 4/15/2027 (e)	260	252
Tallgrass Energy Partners LP 7.50%, 10/1/2025 (e)	249	251
Targa Resources Partners LP 4.00%, 1/15/2032	1	1
Taylor Morrison Communities, Inc. 5.88%, 6/15/2027 (e)	334	313
TEGNA, Inc. 4.75%, 3/15/2026 (a) (e)	261	254
Tenet Healthcare Corp.
4.88%, 1/1/2026 (e)	300	283
6.25%, 2/1/2027 (e)	540	515
5.13%, 11/1/2027 (e)	4	4
6.13%, 10/1/2028 (e)	185	160
Tenneco, Inc. 7.88%, 1/15/2029 (e)	150	148
TransDigm, Inc.
8.00%, 12/15/2025 (e)	1,521	1,548
5.50%, 11/15/2027	1	1
Transocean, Inc.
7.50%, 1/15/2026 (e)	164	139
11.50%, 1/30/2027 (e)	286	287
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	33

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
8.00%, 2/1/2027 (e)	96	78
Travel + Leisure Co.
6.63%, 7/31/2026 (e)	291	283
6.00%, 4/1/2027 (h)	7	7
TripAdvisor, Inc. 7.00%, 7/15/2025 (e)	223	220
Triumph Group, Inc. 8.88%, 6/1/2024 (e)	44	44
Uber Technologies, Inc.
8.00%, 11/1/2026 (e)	428	430
7.50%, 9/15/2027 (e)	398	398
United Airlines, Inc. 4.38%, 4/15/2026 (e)	639	583
United Wholesale Mortgage LLC 5.50%, 11/15/2025 (e)	496	448
Uniti Group LP REIT, 7.88%, 2/15/2025 (e)	411	407
Univision Communications, Inc.
6.63%, 6/1/2027 (e)	167	165
4.50%, 5/1/2029 (e)	5	4
US Acute Care Solutions LLC 6.38%, 3/1/2026 (e)	210	190
US Foods, Inc. 6.25%, 4/15/2025 (e)	33	33
USA Compression Partners LP 6.88%, 4/1/2026	320	307
Vail Resorts, Inc. 6.25%, 5/15/2025 (e)	232	231
Vector Group Ltd. 10.50%, 11/1/2026 (a) (e)	265	261
Vericast Corp. 11.00%, 9/15/2026 (e)	459	450
Veritas US, Inc. 7.50%, 9/1/2025 (e)	646	544
Verscend Escrow Corp. 9.75%, 8/15/2026 (e)	63	63
Viasat, Inc. 5.63%, 9/15/2025 (e)	518	478
Vistra Operations Co. LLC
5.63%, 2/15/2027 (e)	738	704
5.00%, 7/31/2027 (e)	331	305
VOC Escrow Ltd. 5.00%, 2/15/2028 (e)	90	74
WASH Multifamily Acquisition, Inc. 5.75%, 4/15/2026 (e)	54	50
Waste Pro USA, Inc. 5.50%, 2/15/2026 (e)	254	235
Watco Cos. LLC 6.50%, 6/15/2027 (e)	15	14
Wesco Aircraft Holdings, Inc. 9.00%, 11/15/2026 (a) (e)	230	145
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
WESCO Distribution, Inc.
7.13%, 6/15/2025 (e)	285	288
7.25%, 6/15/2028 (e)	7	7
Western Midstream Operating LP 3.35%, 2/1/2025 (h)	290	276
William Carter Co. (The) 5.63%, 3/15/2027 (e)	417	396
Windstream Escrow LLC 7.75%, 8/15/2028 (a) (e)	104	90
Wynn Resorts Finance LLC 7.75%, 4/15/2025 (e)	258	252
Xerox Holdings Corp. 5.00%, 8/15/2025 (e)	326	294
XHR LP REIT, 6.38%, 8/15/2025 (e)	135	132
XPO Logistics, Inc. 6.25%, 5/1/2025 (e)	250	253
Yum! Brands, Inc. 4.63%, 1/31/2032	1	1
Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (e)	559	432
		92,093
Total Corporate Bonds (Cost $185,266)		170,628
	SHARES (000)
Investment Companies — 4.5%
United States — 4.5%
JPMorgan Income Fund, Class R6 Shares (i)(Cost $162,342)	17,953	146,493
INVESTMENTS	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 1.9%
U.S. Treasury Notes 0.13%, 1/31/2023 (j)(Cost $63,630)	63,780	63,156
	SHARES (000)
Exchange-Traded Funds — 0.6%
United States — 0.6%
iShares MSCI India ETF * (a)(Cost $11,771)	416	17,570
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — 0.2%
United States — 0.2%
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K033, Class X1, IO, 0.28%, 7/25/2023 (k)	99,694	143
Series KC03, Class X1, IO, 0.48%, 11/25/2024 (k)	28,363	294
Series K078, Class X1, IO, 0.09%, 6/25/2028 (k)	63,121	385
Series K082, Class X1, IO, 0.01%, 9/25/2028 (k)	418,707	1,386
Series K083, Class X1, IO, 0.04%, 9/25/2028 (k)	133,501	543
FNMA ACES Series 2019-M21, Class X2, IO, 1.30%, 2/25/2031 (k)	3,266	254
FREMF Series 2018-KF46, Class B, 5.09%, 3/25/2028 (e) (k)	220	215
FREMF Mortgage Trust
Series 2017-KF31, Class B, 6.04%, 4/25/2024 (e) (k)	142	141
Series 2017-KF32, Class B, 5.69%, 5/25/2024 (e) (k)	298	294
Series 2017-KF36, Class B, 5.79%, 8/25/2024 (e) (k)	237	237
Series 2017-KF38, Class B, 5.64%, 9/25/2024 (e) (k)	194	191
Series 2018-KF45, Class B, 5.09%, 3/25/2025 (e) (k)	352	344
Series 2018-KF47, Class B, 5.14%, 5/25/2025 (e) (k)	226	223
Series 2018-KF49, Class B, 5.04%, 6/25/2025 (e) (k)	165	160
Series 2019-KF63, Class B, 5.49%, 5/25/2029 (e) (k)	1,215	1,205
GNMA Series 2021-170, IO, 0.99%, 5/16/2063 (k)	1,939	145
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (k)	923	405
Velocity Commercial Capital Loan Trust
Series 2018-2, Class M2, 4.51%, 10/26/2048 ‡ (e) (k)	181	152
Series 2018-2, Class M3, 4.72%, 10/26/2048 ‡ (e) (k)	266	222
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Wells Fargo Commercial Mortgage Trust Series 2019-C52, Class XA, IO, 1.60%, 8/15/2052 (k)	3,746	270
Total Commercial Mortgage-Backed Securities (Cost $7,758)		7,209
Supranational — 0.2%
Asian Development Bank, 3.40%, 9/10/2027 (b)	AUD 3,030	1,845
European Investment Bank, 0.50%, 6/21/2023	AUD 1,210	757
Inter-American Development Bank
0.50%, 5/23/2023	CAD 3,650	2,622
1.70%, 10/10/2024	CAD 800	561
4.40%, 1/26/2026	CAD 614	455
Total Supranational (Cost $7,186)		6,240
	NO. OF WARRANTS (000)
Warrants — 0.1%
Netherlands — 0.0% ^
BNP Paribas Issuance BV
expiring 8/31/2023 *	32	83
expiring 8/31/2023 *	7	124
expiring 9/15/2023 *	2	45
expiring 9/20/2023 *	1	19
expiring 10/11/2023 *	4	29
		300
Switzerland — 0.1%
UBS AG
expiring 1/16/2023, price 1.00 USD *	11	182
expiring 1/30/2023 *	2	94
expiring 2/27/2023 *	1	15
expiring 2/27/2023 *	23	234
expiring 2/27/2023 *	137	352
expiring 3/17/2023 *	9	134
expiring 4/17/2023, price 1.00 USD	3	5
expiring 5/18/2023 *	4	39
expiring 6/19/2023 *	33	433
expiring 8/4/2023 *	29	92
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	35

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	NO. OF WARRANTS (000)	VALUE ($000)
Warrants — continued
Switzerland — continued
expiring 9/4/2023 *	16	464
expiring 9/5/2023 *	10	183
		2,227
United Kingdom — 0.0% ^
Nmg Research Ltd., expiring 9/24/2027, price 1.00 USD ‡ *	1	40
United States — 0.0% ^
Windstream Holdings, Inc., expiring 12/31/2049, price 11.00 USD ‡ *	1	8
Total Warrants (Cost $2,783)		2,575
	PRINCIPAL AMOUNT ($000)
Asset-Backed Securities — 0.1%
United States — 0.1%
AmeriCredit Automobile Receivables Trust Series 2021-2, Class A3, 0.34%, 12/18/2026	1,470	1,417
Hyundai Auto Receivables Trust Series 2021-B, Class A3, 0.38%, 1/15/2026	940	893
Total Asset-Backed Securities (Cost $2,319)		2,310
Collateralized Mortgage Obligations — 0.0% ^
United States — 0.0% ^
CHL GMSR Issuer Trust Series 2018-GT1, Class B, 7.09%, 5/25/2023 ‡ (e) (k)	840	840
CHL Mortgage Pass-Through Trust
Series 2005-31, Class 2A1, 2.45%, 1/25/2036 (k)	—	—
Series 2006-21, Class A14, 6.00%, 2/25/2037	—	—
Series 2007-10, Class A4, 5.50%, 7/25/2037	—	—
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2006-AF1, Class A4, 3.89%, 4/25/2036 (k)	—	—
Series 2007-3, Class 2A1, 4.34%, 10/25/2047 (k)	—	—
HarborView Mortgage Loan Trust Series 2006-14, Class 1A1A, 3.84%, 1/25/2047 (k)	—	—
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
JPMorgan Mortgage Trust Series 2005-A8, Class 2A3, 3.85%, 11/25/2035 (k)	—	—
Total Collateralized Mortgage Obligations (Cost $840)		840
Loan Assignments — 0.0% (g) (l) ^
United States — 0.0% ^
FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2023 ‡ (m)	16	2
Moran Foods LLC, Tranche A Second Lien Term Loan (ICE LIBOR USD 3 Month + 10.75%), 14.42%, 10/1/2024	413	248
Moran Foods LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 7.00%), 10.67%, 4/1/2024 ‡	599	479
Moran Foods LLC, 1st Lien PIK Tranche (ICE LIBOR USD 3 Month + 7.00%), Zero Coupon, 12/31/2038	78	62
Total Loan Assignments (Cost $893)		791
	SHARES (000)
Convertible Preferred Stocks — 0.0% ^
United States — 0.0% ^
Claire's Stores, Inc. ‡ *(Cost $72)	—	557
Total Convertible Preferred Stocks (Cost $72)		557
Preferred Stocks — 0.0% ^
United States — 0.0% ^
Goodman Networks, Inc. ‡ *	3	—
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡	40	44
Total Preferred Stocks (Cost $49)		44
	NO. OF RIGHTS (000)
Rights — 0.0% ^
United States — 0.0% ^
Vistra Corp., expiring 12/31/2049 ‡(Cost $—) (c)	17	22
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — 12.3%
Certificates of Deposits — 0.1%
Norinchukin Bank, (SOFR + 3.65%), 3.60%, 2/27/2023 (g)	986	986
Royal Bank of Canada, 2.50%, 2/24/2023	2,150	2,135
Sumitomo Mitsui Banking Corp., 5.00%, 10/6/2023	1,010	1,005
Toronto-Dominion Bank (The), 4.02%, 8/22/2023	1,000	989
Total Certificates of Deposits (Cost $5,129)		5,115
Commercial Paper — 1.5%
Amazon.com Inc., 3.57%, 12/28/2022 (n)	2,150	2,136
Ameren Corp., 3.51%, 11/1/2022 (n)	750	750
American Electric Power Co. Inc., 3.82%, 11/15/2022 (n)	500	499
Australia & New Zealand Banking Group Ltd., 3.63%, 12/28/2022 (n)	2,150	2,136
BofA Securities Inc., 4.76%, 6/20/2023 (n)	1,000	967
CAFCO LLC, 3.89%, 1/9/2023 (n)	2,000	1,984
Caisse des Depots et Consignations, 3.72%, 1/6/2023 (e) (n)	2,150	2,134
CDP Financial, Inc.
3.96%, 2/1/2023 (n)	2,150	2,126
4.46%, 4/17/2023 (e) (n)	2,150	2,101
Church & Dwight Co., Inc., 3.88%, 12/7/2022 (n)	750	747
DBS Bank Ltd.
3.77%, 1/6/2023 (n)	2,150	2,134
4.34%, 3/20/2023 (n)	2,150	2,111
Evergy Missouri West, Inc., 3.66%, 11/3/2022 (n)	750	750
Export Development Canada, 3.97%, 3/2/2023 (n)	2,000	1,969
Federation des caisses Desjardins du Quebec (The), 3.61%, 12/19/2022 (n)	2,150	2,139
First Abu Dhabi Bank PJSC, 3.36%, 11/29/2022 (n)	2,150	2,144
GTA Funding LLC, 4.04%, 1/25/2023 (n)	2,150	2,127
HSBC USA Inc., 3.63%, 12/15/2022 (n)	1,250	1,244
LMA-Americas LLC, 3.47%, 11/21/2022 (n)	2,000	1,996
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
Mitsubishi UFJ Trust & Banking Corp., 3.49%, 12/1/2022 (n)	2,000	1,994
Pacific Life Short Term Funding LLC, 3.53%, 12/29/2022 (n)	1,000	993
PSP Capital, Inc.
3.61%, 12/14/2022 (e) (n)	2,150	2,140
3.76%, 1/6/2023 (n)	2,150	2,134
Skandinaviska Enskilda Banken AB, 4.07%, 2/6/2023 (n)	2,150	2,124
Suncor Energy, Inc., 3.84%, 11/29/2022 (n)	750	748
Svenska Handelsbanken AB, 4.39%, 1/3/2023 (n)	1,000	993
TELUS Corp., 4.35%, 1/10/2023 (n)	750	743
TransCanada PipeLines Ltd., 3.98%, 12/15/2022 (n)	750	746
United Overseas Bank Ltd., 4.44%, 1/27/2023 (n)	1,000	989
VF Corp., 4.08%, 12/12/2022 (n)	750	747
Victory Receivables Corp., 3.83%, 12/19/2022 (n)	2,150	2,138
Westpac Banking Corp., 4.90%, 7/10/2023 (n)	1,050	1,013
Total Commercial Paper (Cost $49,739)		49,696
	SHARES (000)
Investment Companies — 8.6%
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (i) (o) (Cost $282,814)	282,795	282,824
Investment of Cash Collateral from Securities Loaned — 1.6%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (i) (o)	45,756	45,756
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (i) (o)	5,399	5,399
Total Investment of Cash Collateral from Securities Loaned (Cost $51,149)		51,155
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	37

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.5%
U.S. Treasury Bills
3.63%, 1/31/2023 (n)	10,750	10,641
3.90%, 3/30/2023 (n)	5,350	5,258
Total U.S. Treasury Obligations (Cost $15,918)		15,899
Total Short-Term Investments (Cost $404,749)		404,689
Total Investments — 101.0% (Cost $3,252,295)		3,313,164
Liabilities in Excess of Other Assets — (1.0)%		(31,873)
NET ASSETS — 100.0%		3,281,291

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
APAC	Asia Pacific
AUD	Australian Dollar
CAD	Canadian Dollar
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CNY	China Yuan
CVA	Dutch Certification
DKK	Danish Krone
ETF	Exchange Traded Fund
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	Japanese Yen
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PIK	Payment In Kind
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SEK	Swedish Krona
SGPS	Holding company
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $48,471.
(b)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(c)	Value is zero.
(d)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $2,508.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2022.
(h)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of October 31, 2022.

(i)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(j)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(k)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of October 31, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Funds	October 31, 2022

(l)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(m)	Defaulted security.
(n)	The rate shown is the effective yield as of October 31, 2022.
(o)	The rate shown is the current yield as of October 31, 2022.
Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Foreign Government Securities	17.6%
Banks	6.4
Fixed Income Funds	4.4
Semiconductors & Semiconductor Equipment	3.5
Oil, Gas & Consumable Fuels	3.5
Software	3.4
Pharmaceuticals	2.8
Insurance	2.1
Capital Markets	2.0
Hotels, Restaurants & Leisure	2.0
Biotechnology	2.0
U.S. Treasury Notes	1.9
Internet & Direct Marketing Retail	1.9
Machinery	1.9
Health Care Providers & Services	1.9
Health Care Equipment & Supplies	1.8
IT Services	1.7
Technology Hardware, Storage & Peripherals	1.6
Textiles, Apparel & Luxury Goods	1.5
Interactive Media & Services	1.3
Equity Real Estate Investment Trusts (REITs)	1.2
Beverages	1.2
Specialty Retail	1.1
Electric Utilities	1.0
Automobiles	1.0
Chemicals	1.0
Others (each less than 1.0%)	16.1
Short-Term Investments	12.2
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	39

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
Futures contracts outstanding as of October 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Euro-Bobl	218	12/08/2022	EUR	25,790	(266)
Euro-BTP	36	12/08/2022	EUR	4,077	(73)
Euro-Bund	25	12/08/2022	EUR	3,420	(42)
Euro-OAT	96	12/08/2022	EUR	12,606	(249)
Euro-Schatz	255	12/08/2022	EUR	26,956	(270)
Japan 10 Year Bond	17	12/13/2022	JPY	17,001	17
Australia 10 Year Bond	113	12/15/2022	AUD	8,564	(48)
S&P / TSX 60 Index	151	12/15/2022	CAD	26,127	(642)
MSCI EAFE E-Mini Index	11	12/16/2022	USD	966	(25)
S&P 500 E-Mini Index	182	12/16/2022	USD	35,335	1,893
Foreign Exchange AUD / USD	413	12/19/2022	USD	26,455	(1,324)
Foreign Exchange EUR / USD	1,951	12/19/2022	USD	241,887	(3,123)
Foreign Exchange GBP / USD	880	12/19/2022	USD	63,156	(277)
Foreign Exchange JPY / USD	2,134	12/19/2022	USD	180,403	(7,312)
Foreign Exchange CAD / USD	799	12/20/2022	USD	58,671	(2,040)
U.S. Treasury 10 Year Note	192	12/20/2022	USD	21,252	(1,379)
U.S. Treasury 10 Year Ultra Note	72	12/20/2022	USD	8,369	55
U.S. Treasury Ultra Bond	1,360	12/20/2022	USD	174,505	(26,406)
U.S. Treasury 5 Year Note	36	12/30/2022	USD	3,840	(26)
3 Month SONIA	175	03/14/2023	GBP	48,241	26
					(41,511)
Short Contracts
Euro-Bobl	(5,035)	12/08/2022	EUR	(595,658)	10,793
Euro-Buxl	(8)	12/08/2022	EUR	(1,142)	26
EURO STOXX 50 Index	(1,543)	12/16/2022	EUR	(55,155)	(434)
MSCI Emerging Markets E-Mini Index	(3,527)	12/16/2022	USD	(150,620)	18,104
Russell 2000 E-Mini Index	(546)	12/16/2022	USD	(50,590)	1,645
Canada 10 Year Bond	(72)	12/19/2022	CAD	(6,497)	(149)
U.S. Treasury 10 Year Note	(43)	12/20/2022	USD	(4,760)	282
U.S. Treasury Ultra Bond	(7)	12/20/2022	USD	(898)	135
U.S. Treasury 2 Year Note	(63)	12/30/2022	USD	(12,880)	231
					30,633
					(10,878)

Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EAFE	Europe, Australasia and Far East
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
SONIA	Sterling Overnight Index Average
TSX	Toronto Stock Exchange
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Funds	October 31, 2022

Forward foreign currency exchange contracts outstanding as of October 31, 2022 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
CAD	36,601	USD	26,758	BNP Paribas	11/3/2022	108
EUR	19,837	USD	19,362	BNP Paribas	11/3/2022	243
EUR	6,507	USD	6,358	Citibank, NA	11/3/2022	74
EUR	3,717	USD	3,613	HSBC Bank, NA	11/3/2022	61
EUR	4,016	USD	3,890	Merrill Lynch International	11/3/2022	79
EUR	11,922	USD	11,576	Royal Bank of Canada	11/3/2022	206
GBP	1,426	USD	1,604	Barclays Bank plc	11/3/2022	31
GBP	1,345	USD	1,465	Citibank, NA	11/3/2022	78
GBP	1,944	USD	2,096	Goldman Sachs International	11/3/2022	134
GBP	2,676	USD	2,967	HSBC Bank, NA	11/3/2022	103
GBP	2,920	USD	3,178	Royal Bank of Canada	11/3/2022	170
USD	1,436	AUD	2,214	BNP Paribas	11/3/2022	19
USD	14,363	AUD	22,193	Goldman Sachs International	11/3/2022	167
USD	5,676	CNY	41,153	Barclays Bank plc**	11/3/2022	56
USD	4,654	EUR	4,674	Barclays Bank plc	11/3/2022	35
USD	15,582	EUR	15,655	Standard Chartered Bank	11/3/2022	110
USD	277,271	JPY	39,947,678	BNP Paribas	11/4/2022	8,557
EUR	1,282	USD	1,264	HSBC Bank, NA	12/5/2022	6
GBP	997	USD	1,128	Merrill Lynch International	12/5/2022	17
JPY	145,740	USD	982	Merrill Lynch International	12/5/2022	2
USD	14,600	AUD	22,792	HSBC Bank, NA	12/5/2022	7
USD	3,661	DKK	27,356	Citibank, NA	12/5/2022	20
USD	214,582	EUR	215,714	BNP Paribas	12/5/2022	878
USD	2,592	EUR	2,580	Citibank, NA	12/5/2022	35
USD	3,923	EUR	3,930	Merrill Lynch International	12/5/2022	29
USD	1,539	GBP	1,331	Citibank, NA	12/5/2022	12
USD	77,277	GBP	66,835	HSBC Bank, NA	12/5/2022	556
USD	261,858	JPY	38,731,670	BNP Paribas	12/5/2022	378
USD	1,087	JPY	159,770	Royal Bank of Canada	12/5/2022	9
USD	2,000	SEK	21,927	Barclays Bank plc	12/5/2022	9
Total unrealized appreciation						12,189
AUD	1,616	USD	1,050	Citibank, NA	11/3/2022	(17)
AUD	22,792	USD	14,587	HSBC Bank, NA	11/3/2022	(8)
CNY	41,153	USD	5,624	Goldman Sachs International**	11/3/2022	(4)
DKK	27,356	USD	3,652	Citibank, NA	11/3/2022	(21)
EUR	1,124	GBP	979	Royal Bank of Canada	11/3/2022	(11)
EUR	215,714	USD	214,096	BNP Paribas	11/3/2022	(903)
GBP	65,907	USD	76,138	HSBC Bank, NA	11/3/2022	(554)
SEK	21,927	USD	1,996	Barclays Bank plc	11/3/2022	(10)
USD	25,857	CAD	35,541	Merrill Lynch International	11/3/2022	(232)
USD	777	CAD	1,060	Royal Bank of Canada	11/3/2022	(1)
USD	3,600	DKK	27,356	State Street Corp.	11/3/2022	(31)
USD	20,501	EUR	20,955	BNP Paribas	11/3/2022	(210)
USD	1,226	EUR	1,251	Citibank, NA	11/3/2022	(10)
USD	1,512	EUR	1,546	Goldman Sachs International	11/3/2022	(15)
USD	214,441	EUR	217,938	HSBC Bank, NA	11/3/2022	(950)
USD	785	EUR	817	Standard Chartered Bank	11/3/2022	(23)
USD	4,689	GBP	4,157	BNP Paribas	11/3/2022	(78)
USD	65,552	GBP	58,561	HSBC Bank, NA	11/3/2022	(1,607)
USD	3,934	GBP	3,554	Merrill Lynch International	11/3/2022	(142)
USD	10,110	GBP	8,969	Standard Chartered Bank	11/3/2022	(175)
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	41

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	1,963	SEK	21,927	Barclays Bank plc	11/3/2022	(23)
GBP	928	USD	1,072	HSBC Bank, NA	11/4/2022	(8)
JPY	156,641	GBP	928	Merrill Lynch International	11/4/2022	(11)
JPY	38,731,670	USD	260,952	BNP Paribas	11/4/2022	(418)
JPY	379,044	USD	2,580	Citibank, NA	11/4/2022	(30)
JPY	204,922	USD	1,422	Goldman Sachs International	11/4/2022	(44)
JPY	296,222	USD	2,053	HSBC Bank, NA	11/4/2022	(61)
JPY	179,178	USD	1,224	State Street Corp.	11/4/2022	(18)
EUR	1,400	USD	1,393	BNP Paribas	12/5/2022	(6)
USD	26,765	CAD	36,601	BNP Paribas	12/5/2022	(108)
USD	5,635	CNY	41,153	Goldman Sachs International**	12/5/2022	(32)
USD	2,426	EUR	2,452	HSBC Bank, NA	12/5/2022	(3)
USD	2,987	GBP	2,632	HSBC Bank, NA	12/5/2022	(34)
Total unrealized depreciation						(5,798)
Net unrealized appreciation						6,391

Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CNY	China Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
USD	United States Dollar

**	Non-deliverable forward.
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Funds	October 31, 2022

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 36.0%
Australia — 0.7%
AGL Energy Ltd.	1,622	7,068
APA Group	403	2,713
Bendigo & Adelaide Bank Ltd.	455	2,626
BHP Group Ltd.	153	3,645
Charter Hall Long Wale, REIT	897	2,500
CSR Ltd.	724	2,145
Glencore plc	1,163	6,665
Goodman Group, REIT	313	3,402
Insignia Financial Ltd.	1,085	2,188
Mirvac Group, REIT	2,967	3,931
Rio Tinto Ltd.	173	9,840
Rio Tinto plc	217	11,319
Sonic Healthcare Ltd.	135	2,830
Telstra Group Ltd.	1,053	2,641
Woodside Energy Group Ltd.	182	4,217
Woolworths Group Ltd.	177	3,740
		71,470
Austria — 0.1%
ANDRITZ AG	62	2,901
BAWAG Group AG * (a)	59	2,829
Erste Group Bank AG	59	1,465
Mondi plc	143	2,401
OMV AG	60	2,740
		12,336
Belgium — 0.2%
Ageas SA	56	1,942
Cofinimmo SA, REIT	26	2,157
Euronav NV	222	3,875
KBC Group NV	122	6,131
Melexis NV	23	1,560
Proximus SADP	221	2,316
Warehouses De Pauw CVA	84	2,142
		20,123
Brazil — 0.3%
B3 SA - Brasil Bolsa Balcao	4,565	13,255
BB Seguridade Participacoes SA	487	2,798
EDP - Energias do Brasil SA	878	3,921
Itau Unibanco Holding SA (Preference) *	1,419	8,336
Yara International ASA	47	2,089
		30,399
Canada — 1.9%
Algonquin Power & Utilities Corp. (b)	227	2,508
INVESTMENTS	SHARES (000)	VALUE ($000)

Canada — continued
Allied Properties, REIT	131	2,538
AltaGas Ltd.	114	2,056
Atco Ltd., Class I	83	2,581
Bank of Nova Scotia (The)	99	4,785
Barrick Gold Corp.	306	4,600
BCE, Inc. (b)	195	8,796
Canadian Apartment Properties, REIT	101	3,123
Canadian Imperial Bank of Commerce	122	5,528
Canadian Natural Resources Ltd.	48	2,902
Canadian Tire Corp. Ltd., Class A	23	2,532
Canadian Utilities Ltd., Class A	297	7,899
Capital Power Corp.	79	2,650
Chartwell Retirement Residences	273	1,583
Emera, Inc.	67	2,497
Enbridge, Inc. (b)	242	9,443
Fortis, Inc.	218	8,522
Gibson Energy, Inc.	153	2,620
Great-West Lifeco, Inc.	254	5,881
Hydro One Ltd. (a) (b)	322	8,076
IGM Financial, Inc.	161	4,297
Keyera Corp. (b)	134	2,862
Manulife Financial Corp.	363	6,023
Northland Power, Inc.	91	2,661
Nutrien Ltd.	76	6,382
Pembina Pipeline Corp. (b)	283	9,327
Power Corp. of Canada	238	5,898
Restaurant Brands International, Inc.	116	6,908
Rogers Communications, Inc., Class B	140	5,836
Shaw Communications, Inc., Class B	249	6,395
Sienna Senior Living, Inc.	222	1,914
Superior Plus Corp.	301	2,287
TC Energy Corp.	397	17,452
TELUS Corp.	424	8,846
Toronto-Dominion Bank (The)	204	13,073
TransAlta Renewables, Inc.	206	2,213
		193,494
Cayman Islands — 0.0% ^
Telford Offshore Holdings Ltd. ‡ *	58	—
Chile — 0.1%
Banco Santander Chile, ADR	344	4,970
China — 1.3%
China Construction Bank Corp., Class H	16,218	8,607
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	43

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
China — continued
China Merchants Bank Co. Ltd., Class H	1,955	6,401
China Petroleum & Chemical Corp., Class H	20,416	8,091
China Resources Gas Group Ltd.	1,341	3,435
China Resources Land Ltd.	2,218	6,940
Fuyao Glass Industry Group Co. Ltd., Class A	501	2,285
Fuyao Glass Industry Group Co. Ltd., Class H (a)	1,614	5,783
Guangdong Investment Ltd.	3,582	2,258
Haier Smart Home Co. Ltd., Class H	3,804	9,521
Huayu Automotive Systems Co. Ltd., Class A	2,184	4,995
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	3,444	11,870
Joyoung Co. Ltd., Class A	984	1,951
Midea Group Co. Ltd., Class A	1,208	6,620
NetEase, Inc.	826	9,165
NXP Semiconductors NV	80	11,615
Ping An Insurance Group Co. of China Ltd., Class H	1,585	6,345
Postal Savings Bank of China Co. Ltd., Class H (a)	414	192
Tingyi Cayman Islands Holding Corp.	4,752	7,428
Topsports International Holdings Ltd. (a)	4,092	2,063
Wuliangye Yibin Co. Ltd., Class A	395	7,202
Xinyi Glass Holdings Ltd.	2,910	3,740
Yum China Holdings, Inc.	65	2,623
Zhejiang Supor Co. Ltd., Class A	743	4,056
		133,186
Denmark — 0.4%
AP Moller - Maersk A/S, Class B	2	3,380
Carlsberg A/S, Class B	94	11,027
D/S Norden A/S	67	3,499
Novo Nordisk A/S, Class B	168	18,268
Topdanmark A/S	31	1,433
		37,607
Egypt — 0.0% ^
Energean plc	171	2,812
Finland — 0.4%
Elisa OYJ	115	5,552
Fortum OYJ	185	2,602
Konecranes OYJ	46	1,169
Nordea Bank Abp	1,839	17,566
Orion OYJ, Class B	158	7,286
INVESTMENTS	SHARES (000)	VALUE ($000)

Finland — continued
Sampo OYJ, Class A	69	3,157
Wartsila OYJ Abp	414	2,820
		40,152
France — 1.4%
AXA SA	188	4,651
BNP Paribas SA	117	5,498
Capgemini SE	55	9,037
Cie Generale des Etablissements Michelin SCA	279	7,108
Covivio, REIT	39	2,099
Danone SA	147	7,296
Eiffage SA	26	2,351
Engie SA	501	6,507
Gaztransport Et Technigaz SA	26	2,954
Klepierre SA, REIT *	321	6,445
L'Oreal SA	15	4,728
LVMH Moet Hennessy Louis Vuitton SE	35	21,738
Orange SA	633	6,025
Pernod Ricard SA	20	3,497
Publicis Groupe SA	68	3,805
Rexel SA	119	2,130
Rubis SCA	102	2,323
Sanofi	71	6,138
Societe Generale SA	124	2,847
TotalEnergies SE	273	14,891
Vinci SA	191	17,593
Vivendi SE	532	4,355
		144,016
Germany — 1.1%
Allianz SE (Registered)	129	23,139
BASF SE	83	3,728
Bayer AG (Registered)	59	3,108
Bayerische Motoren Werke AG	52	4,124
Covestro AG (a)	76	2,578
Deutsche Post AG (Registered)	384	13,572
Deutsche Telekom AG (Registered)	900	16,996
E.ON SE	275	2,300
Freenet AG	180	3,538
LEG Immobilien SE	41	2,672
Mercedes-Benz Group AG	89	5,164
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	69	18,137
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Germany — continued
Telefonica Deutschland Holding AG	2,928	6,379
Vonovia SE	319	7,055
		112,490
Hong Kong — 0.4%
CK Asset Holdings Ltd.	496	2,742
CK Infrastructure Holdings Ltd.	459	2,181
CLP Holdings Ltd.	337	2,262
Hang Seng Bank Ltd.	371	5,219
HK Electric Investments & HK Electric Investments Ltd. (a)	816	518
HKBN Ltd.	1,901	1,284
HKT Trust & HKT Ltd.	5,240	5,926
Hong Kong Exchanges & Clearing Ltd.	198	5,253
New World Development Co. Ltd.	848	1,735
PCCW Ltd.	4,014	1,533
Power Assets Holdings Ltd.	513	2,453
VTech Holdings Ltd.	333	1,772
WH Group Ltd. (a)	3,264	1,649
Yue Yuen Industrial Holdings Ltd.	1,342	1,365
		35,892
India — 0.3%
Embassy Office Parks, REIT	620	2,582
HCL Technologies Ltd.	690	8,689
Infosys Ltd., ADR	949	17,765
Tata Consultancy Services Ltd.	149	5,753
		34,789
Indonesia — 0.3%
Bank Rakyat Indonesia Persero Tbk. PT	52,616	15,697
Telkom Indonesia Persero Tbk. PT	53,554	15,041
		30,738
Italy — 0.5%
A2A SpA	5,654	6,270
ACEA SpA	102	1,282
Assicurazioni Generali SpA	352	5,282
Banca Mediolanum SpA	488	3,651
Enel SpA	433	1,937
Eni SpA	357	4,690
Hera SpA	928	2,211
Intesa Sanpaolo SpA	3,151	6,007
Iren SpA	1,151	1,710
Italgas SpA	474	2,441
INVESTMENTS	SHARES (000)	VALUE ($000)

Italy — continued
Mediobanca Banca di Credito Finanziario SpA	234	2,124
Poste Italiane SpA (a)	238	2,076
Snam SpA	1,041	4,628
Terna - Rete Elettrica Nazionale	411	2,722
UniCredit SpA	292	3,625
Unipol Gruppo SpA	351	1,511
		52,167
Japan — 1.6%
Aozora Bank Ltd.	218	3,757
ARTERIA Networks Corp.	216	1,740
Bridgestone Corp.	183	6,608
Canon, Inc.	107	2,270
Chubu Electric Power Co., Inc.	294	2,393
Chugoku Electric Power Co., Inc. (The)	366	1,720
Comforia Residential REIT, Inc., REIT	1	2,333
Dai Nippon Printing Co. Ltd.	155	3,107
Daiwa House Industry Co. Ltd.	90	1,805
Daiwa House REIT Investment Corp., REIT	1	2,365
Electric Power Development Co. Ltd.	357	4,965
ENEOS Holdings, Inc.	504	1,662
FANUC Corp.	76	9,958
Frontier Real Estate Investment Corp., REIT	1	3,294
Hokkaido Electric Power Co., Inc.	348	1,061
Idemitsu Kosan Co. Ltd.	183	3,995
Japan Metropolitan Fund Invest, REIT	5	3,550
Japan Post Holdings Co. Ltd.	744	5,002
Japan Tobacco, Inc.	203	3,403
JFE Holdings, Inc.	229	2,096
Kansai Electric Power Co., Inc. (The)	667	5,051
KDDI Corp.	99	2,926
Kenedix Office Investment Corp., REIT	1	2,670
Kyushu Railway Co.	161	3,361
Mitsubishi Chemical Group Corp.	1,043	4,713
Mitsui Fudosan Logistics Park, Inc., REIT	1	2,648
Nippon Accommodations Fund, Inc., REIT	1	3,121
Nippon Prologis REIT, Inc., REIT	1	2,889
Nippon Telegraph & Telephone Corp.	270	7,436
Okinawa Electric Power Co., Inc. (The)	156	1,084
Osaka Gas Co. Ltd.	45	659
Sharp Corp.	230	1,381
Shin-Etsu Chemical Co. Ltd.	81	8,429
SoftBank Corp.	793	7,820
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	45

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Japan — continued
Sumitomo Forestry Co. Ltd.	94	1,464
Takeda Pharmaceutical Co. Ltd.	166	4,389
Tohoku Electric Power Co., Inc.	1,035	4,347
Tokio Marine Holdings, Inc.	580	10,499
Tokyo Electron Ltd.	38	10,077
Tokyo Gas Co. Ltd.	40	720
Toyota Motor Corp.	568	7,885
United Urban Investment Corp., REIT	2	1,930
		162,583
Luxembourg — 0.1%
Intelsat SA ‡ *	270	6,745
SES SA, ADR	308	2,187
		8,932
Mexico — 0.4%
Bolsa Mexicana de Valores SAB de CV	519	940
Grupo Financiero Banorte SAB de CV, Class O	1,706	13,887
Grupo Mexico SAB de CV	513	1,849
Kimberly-Clark de Mexico SAB de CV, Class A	2,037	3,211
Wal-Mart de Mexico SAB de CV	4,846	18,720
		38,607
Netherlands — 0.4%
ABN AMRO Bank NV, CVA (a)	167	1,642
ASR Nederland NV	56	2,445
CTP NV (a)	196	2,038
ING Groep NV	335	3,292
Koninklijke Ahold Delhaize NV	137	3,830
Koninklijke KPN NV	1,582	4,425
NN Group NV	53	2,251
OCI NV	68	2,601
Randstad NV	51	2,549
Shell plc	470	13,023
Wolters Kluwer NV	27	2,832
		40,928
New Zealand — 0.1%
Contact Energy Ltd.	860	3,773
Spark New Zealand Ltd.	2,029	6,039
		9,812
Norway — 0.3%
Aker BP ASA	123	3,912
INVESTMENTS	SHARES (000)	VALUE ($000)

Norway — continued
DNB Bank ASA	270	4,782
Elkem ASA (a)	425	1,411
Equinor ASA	144	5,245
FLEX LNG Ltd.	38	1,191
Gjensidige Forsikring ASA	125	2,278
Mowi ASA	109	1,629
Norsk Hydro ASA	471	2,989
SFL Corp. Ltd.	298	3,037
Telenor ASA	669	6,084
		32,558
Peru — 0.1%
Southern Copper Corp.	220	10,311
Poland — 0.1%
Powszechny Zaklad Ubezpieczen SA	796	4,459
Portugal — 0.1%
EDP - Energias de Portugal SA	558	2,440
Galp Energia SGPS SA	245	2,488
Jeronimo Martins SGPS SA	77	1,588
Navigator Co. SA (The)	401	1,530
NOS SGPS SA	575	2,251
Redes Energeticas Nacionais SGPS SA	429	1,109
		11,406
Russia — 0.0% ^
Moscow Exchange MICEX-RTS PJSC ‡ *	2,552	61
Severstal PAO, GDR ‡ (a)	10	3
Severstal PAO, GDR ‡ (a)	132	42
		106
Saudi Arabia — 0.1%
Al Rajhi Bank *	309	7,017
Singapore — 0.3%
BW LPG Ltd. (a)	415	3,359
CapitaLand Ascendas REIT, REIT	1,342	2,482
CapitaLand Integrated Commercial Trust, REIT	4,312	5,723
DBS Group Holdings Ltd.	495	11,960
Digital Core REIT Management Pte. Ltd., REIT	2,467	1,233
Keppel Infrastructure Trust	4,160	1,557
NETLINK NBN TRUST (a)	3,741	2,260
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Singapore — continued
Singapore Telecommunications Ltd.	1,604	2,824
StarHub Ltd.	1,288	973
		32,371
South Africa — 0.4%
Anglo American plc	227	6,796
AVI Ltd.	255	1,021
Bid Corp. Ltd.	367	5,909
Bidvest Group Ltd. (The)	259	2,997
FirstRand Ltd.	590	2,061
Sanlam Ltd.	2,716	7,918
SPAR Group Ltd. (The)	95	806
Standard Bank Group Ltd.	834	7,786
Vodacom Group Ltd.	1,294	8,814
		44,108
South Korea — 0.6%
ESR Kendall Square REIT Co. Ltd., REIT	559	1,398
Hana Financial Group, Inc.	57	1,645
KB Financial Group, Inc.	178	5,986
Korea Gas Corp.	39	952
LG Uplus Corp.	292	2,346
NCSoft Corp.	9	2,406
Samsung Electronics Co. Ltd.	773	32,164
Shinhan Financial Group Co. Ltd.	76	1,938
SK Telecom Co. Ltd., ADR	103	2,019
SK Telecom Co. Ltd.	173	6,068
		56,922
Spain — 0.9%
ACS Actividades de Construccion y Servicios SA	83	2,127
Atlantica Sustainable Infrastructure plc	82	2,263
Banco Bilbao Vizcaya Argentaria SA	1,007	5,195
Banco Santander SA	1,558	4,041
CaixaBank SA (b)	1,019	3,381
Cellnex Telecom SA (a)	102	3,339
Cia de Distribucion Integral Logista Holdings SA	108	2,238
Enagas SA	393	6,373
Endesa SA	473	7,900
Iberdrola SA	2,121	21,567
Industria de Diseno Textil SA	137	3,111
Mapfre SA	802	1,375
Merlin Properties Socimi SA, REIT	277	2,346
INVESTMENTS	SHARES (000)	VALUE ($000)

Spain — continued
Naturgy Energy Group SA	413	10,611
Red Electrica Corp. SA	242	3,917
Repsol SA	485	6,595
Telefonica SA	2,061	7,106
		93,485
Sweden — 0.5%
Boliden AB	98	2,860
Hexpol AB	189	1,869
Orron Energy ab	1,291	2,678
Samhallsbyggnadsbolaget i Norden AB	2,244	3,082
Skandinaviska Enskilda Banken AB, Class A	266	2,800
SSAB AB, Class B	555	2,578
Svenska Handelsbanken AB, Class A	283	2,631
Tele2 AB, Class B	1,115	9,140
Telia Co. AB	781	2,071
Volvo AB, Class B	1,361	22,271
		51,980
Switzerland — 0.5%
ABB Ltd. (Registered)	99	2,744
Accelleron Industries AG *	5	84
Cie Financiere Richemont SA (Registered)	45	4,371
Novartis AG (Registered)	199	16,085
Swisscom AG (Registered)	5	2,541
UBS Group AG (Registered)	341	5,404
Zurich Insurance Group AG	48	20,637
		51,866
Taiwan — 0.7%
Accton Technology Corp.	159	1,196
ASE Technology Holding Co. Ltd.	1,856	4,583
Chailease Holding Co. Ltd.	378	1,746
Delta Electronics, Inc.	295	2,350
MediaTek, Inc.	77	1,404
Mega Financial Holding Co. Ltd.	2,175	2,015
Novatek Microelectronics Corp.	888	6,616
President Chain Store Corp.	973	8,090
Quanta Computer, Inc.	793	1,679
Realtek Semiconductor Corp.	208	1,640
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	87	5,297
Taiwan Semiconductor Manufacturing Co. Ltd.	2,182	26,232
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	47

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Taiwan — continued
Vanguard International Semiconductor Corp.	1,853	3,805
Wiwynn Corp.	65	1,456
		68,109
Thailand — 0.1%
SCB X PCL	2,333	6,518
Siam Cement PCL (The) (Registered)	469	3,996
		10,514
United Kingdom — 2.3%
AstraZeneca plc	210	24,582
Aviva plc	555	2,664
Balfour Beatty plc	537	1,838
Barclays plc	2,719	4,620
Barratt Developments plc	1,272	5,488
Berkeley Group Holdings plc	60	2,374
Big Yellow Group plc, REIT	183	2,358
BP plc	2,711	15,000
BT Group plc	571	851
Centrica plc	2,594	2,279
Coca-Cola Europacific Partners plc	74	3,479
Compass Group plc	158	3,331
Diageo plc	511	21,011
Direct Line Insurance Group plc	1,528	3,530
Drax Group plc	234	1,397
Hays plc	1,425	1,796
HSBC Holdings plc	1,487	7,630
IG Group Holdings plc	228	2,082
Imperial Brands plc	311	7,581
InterContinental Hotels Group plc	137	7,360
Legal & General Group plc	1,049	2,807
Lloyds Banking Group plc	8,042	3,862
LondonMetric Property plc, REIT	1,493	3,200
Man Group plc	1,034	2,573
National Grid plc	674	7,339
NatWest Group plc	1,105	2,975
OSB Group plc	299	1,425
Pagegroup plc	262	1,264
Pearson plc	217	2,398
Persimmon plc	376	5,630
Reckitt Benckiser Group plc	63	4,206
RELX plc	643	17,275
Safestore Holdings plc, REIT	277	2,873
Sage Group plc (The)	783	6,527
INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued
Severn Trent plc	89	2,543
SSE plc	632	11,302
Taylor Wimpey plc	2,923	3,143
Telecom Plus plc	20	490
Tesco plc	967	2,388
Tritax EuroBox plc (a)	503	340
Unilever plc	228	10,347
UNITE Group plc (The), REIT	245	2,499
United Utilities Group plc	232	2,503
Vistry Group plc	190	1,315
Vodafone Group plc	5,351	6,247
WPP plc	555	4,887
		233,609
United States — 17.0%
3M Co.	46	5,820
Abbott Laboratories (b)	22	2,211
AbbVie, Inc.	358	52,475
Accenture plc, Class A	6	1,677
AGNC Investment Corp., REIT	570	4,688
Air Products and Chemicals, Inc.	14	3,591
Alexandria Real Estate Equities, Inc., REIT	65	9,431
Altria Group, Inc.	131	6,042
American Electric Power Co., Inc.	27	2,351
American Express Co.	17	2,581
American Tower Corp., REIT	22	4,497
Americold Realty Trust, Inc., REIT	201	4,872
Amgen, Inc.	26	7,139
Analog Devices, Inc.	97	13,897
Annaly Capital Management, Inc., REIT	260	4,825
Apple, Inc.	5	833
Arthur J Gallagher & Co.	15	2,817
AT&T, Inc.	507	9,249
Avangrid, Inc.	86	3,514
Avista Corp.	72	2,956
Baker Hughes Co.	242	6,701
Bank of America Corp.	559	20,133
Battalion Oil Corp. *	1	9
BlackRock, Inc.	20	12,983
Boston Properties, Inc., REIT	74	5,411
Brandywine Realty Trust, REIT	195	1,278
Bristol-Myers Squibb Co.	566	43,839
Camden Property Trust, REIT	71	8,203
Campbell Soup Co.	138	7,311
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Cardinal Health, Inc.	99	7,544
CenterPoint Energy, Inc.	456	13,055
CF Industries Holdings, Inc.	66	7,013
Chesapeake Energy Corp.	54	5,531
Chevron Corp.	81	14,609
Chord Energy Corp.	55	8,379
Chubb Ltd.	25	5,272
Cisco Systems, Inc.	141	6,398
Citigroup, Inc.	37	1,680
Claire's Stores, Inc. ‡ *	4	1,256
Clear Channel Outdoor Holdings, Inc. *	287	411
Clearway Energy, Inc., Class C	74	2,567
Clorox Co. (The)	47	6,884
CME Group, Inc.	130	22,553
CMS Energy Corp.	42	2,400
Coca-Cola Co. (The)	693	41,455
Cogent Communications Holdings, Inc.	46	2,391
Comcast Corp., Class A	536	17,003
Comerica, Inc.	82	5,748
ConocoPhillips	52	6,548
Consolidated Edison, Inc.	70	6,141
Coterra Energy, Inc.	201	6,266
Crown Castle, Inc., REIT	14	1,836
Cummins, Inc.	25	6,119
CVS Health Corp.	45	4,246
Deere & Co.	30	12,067
DHT Holdings, Inc.	346	3,085
Digital Realty Trust, Inc., REIT	48	4,822
Douglas Emmett, Inc., REIT	93	1,635
Dover Corp.	25	3,219
Dow, Inc.	119	5,548
Duke Energy Corp.	94	8,727
Eastman Chemical Co.	155	11,903
Eaton Corp. plc	158	23,637
Edison International	101	6,088
Eli Lilly & Co.	6	2,068
Emerson Electric Co.	71	6,180
Entergy Corp.	59	6,354
EOG Resources, Inc.	79	10,777
EP Energy Corp. *	141	1,129
Equinix, Inc., REIT	36	20,494
Equitrans Midstream Corp.	265	2,229
Equity LifeStyle Properties, Inc.	118	7,536
Evergy, Inc.	148	9,022
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Exxon Mobil Corp.	130	14,441
Fastenal Co.	123	5,941
Federal Realty Investment Trust, REIT	109	10,810
Ferguson plc	27	2,918
Fidelity National Information Services, Inc.	6	490
FirstEnergy Corp.	74	2,782
Frontier Communications Parent, Inc. * (b)	218	5,106
General Dynamics Corp.	32	7,886
General Mills, Inc.	84	6,881
Genuine Parts Co.	43	7,672
Gilead Sciences, Inc.	98	7,712
Goodman Networks, Inc. ‡ *	53	—
GSK plc	750	12,289
Gulfport Energy Corp. *	110	9,881
Hasbro, Inc.	73	4,756
Hawaiian Electric Industries, Inc.	80	3,038
Healthpeak Properties, Inc., REIT	245	5,825
Hewlett Packard Enterprise Co.	456	6,511
Home Depot, Inc. (The)	15	4,472
Host Hotels & Resorts, Inc., REIT	481	9,091
HP, Inc.	59	1,621
iHeartMedia, Inc., Class A * (b)	122	1,011
Intel Corp.	160	4,540
International Business Machines Corp.	68	9,408
International Paper Co.	148	4,976
Interpublic Group of Cos., Inc. (The)	216	6,446
Invitation Homes, Inc.	343	10,856
Iron Mountain, Inc., REIT	134	6,698
J M Smucker Co. (The)	33	5,010
Johnson & Johnson	327	56,893
Juniper Networks, Inc.	220	6,729
Kellogg Co.	92	7,070
Keurig Dr Pepper, Inc.	279	10,825
Kilroy Realty Corp., REIT	83	3,554
Kimberly-Clark Corp.	55	6,865
Kimco Realty Corp., REIT	441	9,431
Kinder Morgan, Inc.	1,002	18,150
Kite Realty Group Trust, REIT	171	3,368
Kraft Heinz Co. (The)	186	7,163
Laureate Education, Inc., Class A	103	1,298
Lumen Technologies, Inc.	968	7,121
LyondellBasell Industries NV, Class A	76	5,812
Mallinckrodt plc * (b)	72	1,085
Marathon Petroleum Corp.	71	8,098
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	49

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
McDonald's Corp.	141	38,323
Medtronic plc	38	3,325
Merck & Co., Inc.	360	36,434
Microsoft Corp.	11	2,555
Mondelez International, Inc., Class A	66	4,039
Moran Foods Backstop Equity ‡ *	148	369
Motorola Solutions, Inc.	28	7,056
MYT Holding Co. ‡ *	1,342	1,074
National Retail Properties, Inc., REIT	104	4,391
Neiman Marcus Group Restricted Equity *	4	779
Nestle SA (Registered)	348	37,937
NetApp, Inc.	81	5,632
Newell Brands, Inc.	379	5,233
Newmont Corp.	94	3,969
NextEra Energy, Inc.	214	16,561
NMG, Inc. * (b)	41	7,338
Nordic American Tankers Ltd.	1,116	3,450
Norfolk Southern Corp.	45	10,278
Northrop Grumman Corp.	3	1,768
NorthWestern Corp.	56	2,983
NRG Energy, Inc.	72	3,185
OGE Energy Corp.	73	2,674
Omnicom Group, Inc.	94	6,835
ONEOK, Inc.	161	9,556
PACCAR, Inc.	75	7,267
Park Hotels & Resorts, Inc., REIT	208	2,716
Parker-Hannifin Corp.	7	1,897
PepsiCo, Inc.	27	4,914
Pfizer, Inc.	43	1,981
Philip Morris International, Inc.	129	11,806
Phillips 66	77	8,025
Pinnacle West Capital Corp.	134	8,988
Pioneer Natural Resources Co.	28	7,167
PNC Financial Services Group, Inc. (The)	29	4,672
PPG Industries, Inc.	26	2,997
PPL Corp.	330	8,730
Procter & Gamble Co. (The)	207	27,844
Progressive Corp. (The)	88	11,309
Prologis, Inc., REIT	311	34,439
Prudential Financial, Inc.	65	6,864
Public Service Enterprise Group, Inc.	47	2,630
Public Storage, REIT	46	14,121
Raytheon Technologies Corp.	129	12,255
Realty Income Corp.	100	6,222
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Regency Centers Corp., REIT	99	5,966
Republic Services, Inc.	9	1,226
Rexford Industrial Realty, Inc., REIT	109	6,021
Roche Holding AG	101	33,554
Seagate Technology Holdings plc	233	11,566
Shenandoah Telecommunications Co.	103	2,327
Simon Property Group, Inc., REIT	62	6,793
Sirius XM Holdings, Inc.	1,047	6,326
Southern Co. (The)	128	8,401
Steel Dynamics, Inc.	90	8,503
Stellantis NV	734	9,907
Stellantis NV	141	1,896
Sun Communities, Inc., REIT	103	13,835
Sysco Corp.	37	3,229
T. Rowe Price Group, Inc. (b)	79	8,425
Target Corp.	69	11,395
Texas Instruments, Inc.	155	24,936
TJX Cos., Inc. (The)	267	19,266
Trane Technologies plc	95	15,184
Truist Financial Corp.	219	9,798
UDR, Inc., REIT	241	9,564
UGI Corp.	72	2,530
Union Pacific Corp.	64	12,534
United Parcel Service, Inc., Class B	19	3,147
UnitedHealth Group, Inc.	27	14,949
US Bancorp	81	3,446
Valero Energy Corp.	62	7,759
Ventas, Inc., REIT	279	10,913
Verizon Communications, Inc.	531	19,853
Viatris, Inc.	237	2,396
VICI Properties, Inc., REIT	1,033	33,063
Vistra Corp.	67	1,535
VMware, Inc., Class A	58	6,488
Walgreens Boots Alliance, Inc.	141	5,147
Walmart, Inc.	19	2,746
Wells Fargo & Co.	142	6,551
Welltower, Inc., REIT	216	13,205
Western Union Co. (The)	377	5,094
Weyerhaeuser Co., REIT	193	5,960
Williams Cos., Inc. (The)	310	10,137
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
WP Carey, Inc., REIT	117	8,890
Xcel Energy, Inc.	43	2,810
		1,733,548
Total Common Stocks (Cost $3,522,528)		3,659,872
	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 33.4%
Australia — 0.1%
Australia & New Zealand Banking Group Ltd. (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (c) (d) (e) (f)	5,653	5,414
FMG Resources August 2006 Pty. Ltd.
5.13%, 5/15/2024 (c)	265	258
4.50%, 9/15/2027 (c)	103	92
4.38%, 4/1/2031 (c)	1,647	1,309
Glencore Funding LLC
2.50%, 9/1/2030 (c)	180	139
2.63%, 9/23/2031 (c)	63	47
Mineral Resources Ltd.
8.13%, 5/1/2027 (c)	150	149
8.00%, 11/1/2027 (c)	149	147
8.50%, 5/1/2030 (c)	750	738
		8,293
Austria — 0.0% ^
ams-OSRAM AG 7.00%, 7/31/2025 (b) (c)	1,280	1,143
Azerbaijan — 0.0% ^
Southern Gas Corridor CJSC 6.88%, 3/24/2026 (a)	950	933
State Oil Co. of the Azerbaijan Republic
4.75%, 3/13/2023 (a)	686	678
6.95%, 3/18/2030 (a)	1,480	1,434
		3,045
Bahrain — 0.0% ^
Oil and Gas Holding Co. BSCC (The)
7.63%, 11/7/2024 (a)	200	198
7.50%, 10/25/2027 (a)	1,150	1,110
		1,308
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Belgium — 0.0% ^
Anheuser-Busch InBev Worldwide, Inc.
3.50%, 6/1/2030 (b)	174	155
4.38%, 4/15/2038	420	359
KBC Group NV (EUR Swap Annual 5 Year + 4.69%), 4.75%, 3/5/2024 (a) (d) (e) (f)	EUR 1,800	1,691
		2,205
Brazil — 0.0% ^
CSN Resources SA 4.63%, 6/10/2031 (c)	450	299
Guara Norte SARL 5.20%, 6/15/2034 (c)	324	253
Klabin Austria GmbH 7.00%, 4/3/2049 (a)	1,150	1,013
MARB BondCo plc 3.95%, 1/29/2031 (a)	450	331
MV24 Capital BV 6.75%, 6/1/2034 (c)	604	498
Nexa Resources SA 5.38%, 5/4/2027 (a)	580	524
Petrobras Global Finance BV 6.85%, 6/5/2115	300	234
Suzano Austria GmbH
6.00%, 1/15/2029	900	854
7.00%, 3/16/2047 (a)	220	200
Vale Overseas Ltd. 3.75%, 7/8/2030	57	47
		4,253
Canada — 1.5%
1011778 BC ULC
3.88%, 1/15/2028 (c)	2,030	1,784
3.50%, 2/15/2029 (c)	1,546	1,295
4.00%, 10/15/2030 (c)	4,185	3,416
Athabasca Oil Corp. 9.75%, 11/1/2026 (c)	321	344
ATS Automation Tooling Systems, Inc. 4.13%, 12/15/2028 (c)	1,373	1,174
Bank of Montreal
(SOFRINDX + 0.68%), 3.73%, 3/10/2023 (f)	195	195
Series H, 4.70%, 9/14/2027	105	101
Bank of Nova Scotia (The)
(ICE LIBOR USD 3 Month + 2.65%), 6.57%, 1/12/2023 (d) (e) (f)	1,551	1,419
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.90%, 6/4/2025 (d) (e) (f)	2,497	2,313
1.30%, 9/15/2026	280	238
Series 2, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.61%), 3.62%, 10/27/2081 (f)	1,900	1,343
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	51

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Canada — continued
Baytex Energy Corp. 8.75%, 4/1/2027 (c)	4,909	5,019
Bell Canada (The) Series US-5, 2.15%, 2/15/2032	159	120
Canadian Pacific Railway Co. 2.45%, 12/2/2031	105	83
Emera US Finance LP 2.64%, 6/15/2031	75	58
Emera, Inc. Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (f)	21,989	20,496
Enbridge, Inc.
Series 16-A, (ICE LIBOR USD 3 Month + 3.89%), 6.00%, 1/15/2077 (f)	2,730	2,457
Series 20-A, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 5.75%, 7/15/2080 (f)	13,544	11,968
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.42%), 7.63%, 1/15/2083 (f)	5,424	5,216
Garda World Security Corp. 4.63%, 2/15/2027 (c)	2,596	2,306
GFL Environmental, Inc.
4.25%, 6/1/2025 (c)	2,670	2,549
3.75%, 8/1/2025 (c)	3,858	3,646
4.00%, 8/1/2028 (b) (c)	4,157	3,597
4.75%, 6/15/2029 (b) (c)	2,895	2,523
4.38%, 8/15/2029 (c)	2,244	1,901
goeasy Ltd. 5.38%, 12/1/2024 (c)	879	820
NOVA Chemicals Corp.
4.88%, 6/1/2024 (c)	6,055	5,888
5.00%, 5/1/2025 (c)	3,790	3,610
5.25%, 6/1/2027 (c)	4,811	4,294
4.25%, 5/15/2029 (b) (c)	3,479	2,837
Open Text Holdings, Inc. 4.13%, 2/15/2030 (c)	201	160
Precision Drilling Corp.
7.13%, 1/15/2026 (c)	3,749	3,683
6.88%, 1/15/2029 (c)	518	476
Quebecor Media, Inc. 5.75%, 1/15/2023	5,516	5,513
Ritchie Bros Auctioneers, Inc. 5.38%, 1/15/2025 (c)	1,064	1,048
Rogers Communications, Inc.
3.80%, 3/15/2032 (c)	135	115
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.59%), 5.25%, 3/15/2082 (c) (f)	5,065	4,435
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Canada — continued
Royal Bank of Canada (ICE LIBOR USD 3 Month + 0.36%), 4.44%, 1/17/2023 (f)	100	100
Superior Plus LP 4.50%, 3/15/2029 (c)	1,621	1,374
Toronto-Dominion Bank (The)
4.69%, 9/15/2027	95	91
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.08%), 8.12%, 10/31/2082 (f)	11,905	12,039
TransAlta Corp. 6.50%, 3/15/2040	305	262
TransCanada PipeLines Ltd. 4.75%, 5/15/2038	119	100
Transcanada Trust
Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (f)	5,204	4,841
(SOFR + 4.42%), 5.50%, 9/15/2079 (f)	9,787	8,197
Vermilion Energy, Inc. 6.88%, 5/1/2030 (c)	821	768
Videotron Ltd.
5.38%, 6/15/2024 (c)	5,856	5,818
5.13%, 4/15/2027 (c)	4,784	4,515
3.63%, 6/15/2029 (b) (c)	3,423	2,882
		149,427
Cayman Islands — 0.0% ^
Global Aircraft Leasing Co. Ltd. 6.50% (Cash), 9/15/2024 (c) (g)	977	776
Chile — 0.0% ^
Empresa Nacional del Petroleo 3.75%, 8/5/2026 (a)	1,000	886
China — 0.3%
Bluestar Finance Holdings Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 6.65%), 3.88%, 6/24/2023 (a) (d) (e) (f)	200	194
(US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 5.63%), 3.10%, 7/12/2024 (a) (d) (e) (f)	350	326
Central Plaza Development Ltd. 4.65%, 1/19/2026 (a)	2,100	1,218
China Oil & Gas Group Ltd. 4.70%, 6/30/2026 (a)	1,200	854
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
China — continued
Chong Hing Bank Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 5.70%, 7/15/2024 (a) (d) (e) (f)	950	856
CMHI Finance BVI Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 6.35%), 3.50%, 10/9/2023 (a) (d) (e) (f)	450	439
CNOOC Petroleum North America ULC 6.40%, 5/15/2037	250	248
Country Garden Holdings Co. Ltd.
5.13%, 1/14/2027 (a)	900	72
3.30%, 1/12/2031 (a)	1,000	70
ENN Clean Energy International Investment Ltd. 3.38%, 5/12/2026 (a)	1,700	1,325
Golden Eagle Retail Group Ltd. 4.63%, 5/21/2023 (a)	2,500	2,315
HBIS Group Hong Kong Co. Ltd. 3.75%, 12/18/2022 (a)	1,000	996
Hopson Development Holdings Ltd. 7.00%, 5/18/2024 (a)	2,300	1,089
Huarong Finance 2017 Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.98%), 4.00%, 11/7/2022 (a) (d) (e) (f)	300	299
Huarong Finance 2019 Co. Ltd.
2.50%, 2/24/2023 (a)	1,600	1,560
3.25%, 11/13/2024 (a)	300	251
Huarong Finance II Co. Ltd. 4.63%, 6/3/2026 (a)	500	376
Lenovo Group Ltd.
5.88%, 4/24/2025 (a)	600	575
5.83%, 1/27/2028 (c)	1,300	1,159
New Metro Global Ltd. 4.80%, 12/15/2024 (a)	1,100	276
NXP BV 3.25%, 5/11/2041	75	48
Poly Real Estate Finance Ltd. 3.95%, 2/5/2023 (a)	400	396
RKPF Overseas Ltd.
6.70%, 9/30/2024 (a)	2,700	1,617
5.20%, 1/12/2026 (a)	1,200	372
SF Holding Investment Ltd. 4.13%, 7/26/2023 (a)	200	198
Shandong Iron And Steel Xinheng International Co. Ltd.
6.50%, 11/5/2023 (a)	1,800	1,767
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

China — continued
4.80%, 7/28/2024 (a)	950	884
Shui On Development Holding Ltd. 5.50%, 3/3/2025 (a)	1,200	504
Sinochem Offshore Capital Co. Ltd. 2.38%, 9/23/2031 (a)	400	279
Vanke Real Estate Hong Kong Co. Ltd. 4.15%, 4/18/2023 (a)	750	650
West China Cement Ltd. 4.95%, 7/8/2026 (a)	1,900	1,074
Yancoal International Resources Development Co. Ltd. 3.50%, 11/4/2023 (a)	800	760
Yankuang Group Cayman Ltd. 4.00%, 7/16/2023 (a)	250	246
Yanlord Land HK Co. Ltd. 6.80%, 2/27/2024 (a)	3,000	1,650
Yunda Holding Investment Ltd. 2.25%, 8/19/2025 (a)	600	526
Zhongsheng Group Holdings Ltd. 3.00%, 1/13/2026 (a)	450	391
		25,860
Colombia — 0.0% ^
Ecopetrol SA
5.88%, 9/18/2023	950	932
5.38%, 6/26/2026	1,160	1,052
7.38%, 9/18/2043	412	300
5.88%, 5/28/2045	730	445
		2,729
Finland — 0.1%
Nokia OYJ
4.38%, 6/12/2027	985	906
6.63%, 5/15/2039	50	46
Nordea Bank Abp
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%, 3/26/2026 (c) (d) (e) (f)	6,265	5,901
1.50%, 9/30/2026 (c)	200	168
		7,021
France — 0.6%
Altice France SA
8.13%, 2/1/2027 (c)	6,089	5,573
5.13%, 7/15/2029 (c)	7,415	5,585
5.50%, 10/15/2029 (c)	3,732	2,846
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	53

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
France — continued
BNP Paribas SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.90%), 7.75%, 8/16/2029 (c) (d) (e) (f)	3,356	3,164
BPCE SA 4.00%, 9/12/2023 (c)	250	245
CGG SA 8.75%, 4/1/2027 (b) (c)	500	442
Credit Agricole SA
(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (c) (d) (e) (f)	15,787	15,708
(GBP Swap Semi 5 Year + 4.81%), 7.50%, 6/23/2026 (c) (d) (e) (f)	GBP 3,130	3,361
(EUR Swap Annual 5 Year + 4.37%), 4.00%, 12/23/2027 (a) (d) (e) (f)	EUR 800	670
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.24%), 4.75%, 3/23/2029 (c) (d) (e) (f)	6,022	4,324
Societe Generale SA
4.25%, 4/14/2025 (c)	450	417
(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (c) (d) (e) (f)	13,964	13,751
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.51%), 5.38%, 11/18/2030 (c) (d) (e) (f)	10,487	7,596
		63,682
Germany — 0.0% ^
Bayer US Finance II LLC 4.63%, 6/25/2038 (c)	200	164
Deutsche Telekom International Finance BV 8.75%, 6/15/2030 (h)	286	327
TK Elevator US Newco, Inc. 5.25%, 7/15/2027 (c)	3,920	3,513
Volkswagen Group of America Finance LLC 3.13%, 5/12/2023 (c)	230	227
		4,231
Guatemala — 0.0% ^
Energuate Trust 5.88%, 5/3/2027 (a)	1,147	997
Hong Kong — 0.1%
Bank of East Asia Ltd. (The) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.53%), 5.83%, 10/21/2025 (a) (d) (e) (f)	1,750	1,278
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hong Kong — continued
CAS Capital No. 1 Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.64%), 4.00%, 7/12/2026 (a) (d) (e) (f)	2,700	1,707
Elect Global Investments Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.89%), 4.10%, 6/3/2025 (a) (d) (e) (f)	600	443
FWD Group Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.87%), 8.05%, 12/15/2022 (a) (d) (e) (f)	1,600	1,481
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.88%), 6.37%, 9/13/2024 (a) (d) (e) (f)	300	252
FWD Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%, 2/1/2023 (a) (d) (e) (f)	1,800	1,575
Melco Resorts Finance Ltd. 5.63%, 7/17/2027 (a)	2,300	1,358
NWD Finance BVI Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 6.20%), 6.15%, 3/16/2025 (a) (d) (e) (f)	1,050	751
NWD MTN Ltd. 4.13%, 7/18/2029 (a)	1,600	1,200
		10,045
India — 0.3%
ABJA Investment Co. Pte. Ltd. 5.45%, 1/24/2028 (a)	2,400	2,133
Adani Transmission Step-One Ltd. 4.25%, 5/21/2036 (a)	219	159
Continuum Energy Levanter Pte. Ltd. 4.50%, 2/9/2027 (a)	1,645	1,299
Greenko Dutch BV 3.85%, 3/29/2026 (a)	1,767	1,378
Greenko Power II Ltd.
4.30%, 12/13/2028 (c)	903	689
4.30%, 12/13/2028 (a)	391	298
Greenko Solar Mauritius Ltd. 5.95%, 7/29/2026 (a)	500	401
Greenko Wind Projects Mauritius Ltd. 5.50%, 4/6/2025 (c)	1,000	848
HDFC Bank Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.93%), 3.70%, 8/25/2026 (c) (d) (e) (f)	2,000	1,595
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
India — continued
HPCL-Mittal Energy Ltd.
5.45%, 10/22/2026 (a)	400	352
5.25%, 4/28/2027 (a)	2,100	1,782
India Green Energy Holdings 5.38%, 4/29/2024 (a)	2,950	2,709
India Green Power Holdings 4.00%, 2/22/2027 (a)	3,150	2,362
JSW Infrastructure Ltd.
4.95%, 1/21/2029 (c)	800	596
4.95%, 1/21/2029 (a)	1,200	895
JSW Steel Ltd.
5.38%, 4/4/2025 (a)	2,200	1,903
3.95%, 4/5/2027 (c)	600	438
3.95%, 4/5/2027 (a)	400	292
Network i2i Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.27%), 5.65%, 1/15/2025 (a) (d) (e) (f)	2,900	2,578
ReNew Power Pvt Ltd. 5.88%, 3/5/2027 (a)	200	179
ReNew Wind Energy AP2 4.50%, 7/14/2028 (a)	200	148
TML Holdings Pte. Ltd. 4.35%, 6/9/2026 (a)	1,000	801
Vedanta Resources Ltd. 7.13%, 5/31/2023 (a)	1,900	1,756
		25,591
Indonesia — 0.2%
Adaro Indonesia PT 4.25%, 10/31/2024 (a)	3,000	2,804
Bank Negara Indonesia Persero Tbk. PT (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.47%), 4.30%, 3/24/2027 (a) (d) (e) (f)	1,300	916
Bank Tabungan Negara Persero Tbk. PT 4.20%, 1/23/2025 (a)	2,200	1,865
Cikarang Listrindo Tbk. PT 4.95%, 9/14/2026 (a)	1,600	1,391
Indika Energy Capital III Pte. Ltd. 5.88%, 11/9/2024 (a)	250	241
Indika Energy Capital IV Pte. Ltd. 8.25%, 10/22/2025 (a)	2,700	2,538
Indonesia Asahan Aluminium Persero PT
6.53%, 11/15/2028 (c)	1,680	1,629
6.76%, 11/15/2048 (a)	200	164
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Indonesia — continued
6.76%, 11/15/2048 (c)	250	205
Medco Bell Pte. Ltd. 6.38%, 1/30/2027 (a)	800	640
Medco Platinum Road Pte. Ltd. 6.75%, 1/30/2025 (a)	2,200	2,097
Minejesa Capital BV
4.63%, 8/10/2030 (c)	824	625
5.63%, 8/10/2037 (a)	1,200	774
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.00%, 6/30/2050 (a)	600	349
		16,238
Ireland — 0.1%
AerCap Global Aviation Trust (ICE LIBOR USD 3 Month + 4.30%), 6.50%, 6/15/2045 (c) (f)	1,585	1,446
AerCap Holdings NV (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.54%), 5.87%, 10/10/2079 (f)	5,524	4,970
Bank of Ireland Group plc (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (c) (f)	200	163
		6,579
Israel — 0.0% ^
Energean Israel Finance Ltd.
4.88%, 3/30/2026 (a)	210	189
5.38%, 3/30/2028 (a)	220	193
Leviathan Bond Ltd. 6.50%, 6/30/2027 (a)	720	676
		1,058
Italy — 0.1%
Enel SpA (USD Swap Semi 5 Year + 5.88%), 8.75%, 9/24/2073 (c) (f)	2,430	2,417
Telecom Italia Capital SA
6.38%, 11/15/2033	3,907	3,002
6.00%, 9/30/2034	4,901	3,576
7.72%, 6/4/2038	1,500	1,193
UniCredit SpA
(EURIBOR ICE Swap Rate 5 Year + 7.33%), 7.50%, 6/3/2026 (a) (d) (e) (f)	EUR 1,200	1,109
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	55

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Italy — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (c) (f)	200	164
(EURIBOR ICE Swap Rate 5 Year + 4.08%), 3.88%, 6/3/2027 (a) (d) (e) (f)	EUR 202	141
		11,602
Japan — 0.1%
Nippon Life Insurance Co.
(USD Swap Semi 5 Year + 3.65%), 5.10%, 10/16/2044 (c) (f)	2,887	2,764
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 2.75%, 1/21/2051 (c) (f)	3,620	2,683
Sumitomo Life Insurance Co. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.75%), 3.38%, 4/15/2081 (c) (f)	2,620	2,023
Takeda Pharmaceutical Co. Ltd. 2.05%, 3/31/2030	200	158
Toyota Industries Corp. 3.24%, 3/16/2023 (c)	1,036	1,029
Universal Entertainment Corp. 8.50%, 12/11/2024 (c)	824	752
		9,409
Kazakhstan — 0.0% ^
KazMunayGas National Co. JSC
5.75%, 4/19/2047 (a)	1,380	940
6.38%, 10/24/2048 (a)	1,040	740
Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/2026 (a)	800	620
		2,300
Luxembourg — 0.3%
Altice Financing SA 5.75%, 8/15/2029 (b) (c)	4,556	3,575
Altice France Holding SA
10.50%, 5/15/2027 (c)	8,469	6,600
6.00%, 2/15/2028 (b) (c)	1,845	1,193
FAGE International SA 5.63%, 8/15/2026 (c)	324	284
Intelsat Jackson Holdings SA 6.50%, 3/15/2030 (c)	19,096	17,526
		29,178
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Macau — 0.0% ^
Champion Path Holdings Ltd. 4.85%, 1/27/2028 (a)	700	426
Studio City Finance Ltd. 6.00%, 7/15/2025 (a)	1,200	571
		997
Mexico — 0.1%
Alfa SAB de CV 6.88%, 3/25/2044 (c)	712	625
Cemex SAB de CV (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.53%), 5.12%, 6/8/2026 (c) (d) (e) (f)	1,052	863
Comision Federal de Electricidad 4.68%, 2/9/2051 (a)	300	182
Petroleos Mexicanos
4.63%, 9/21/2023 (b)	350	341
4.88%, 1/18/2024	350	339
4.25%, 1/15/2025	1,020	944
6.88%, 10/16/2025 (b)	510	485
6.88%, 8/4/2026	1,605	1,479
6.49%, 1/23/2027	470	411
5.35%, 2/12/2028	1,900	1,512
6.50%, 1/23/2029	420	339
5.95%, 1/28/2031	1,460	1,049
6.70%, 2/16/2032	1,767	1,328
5.63%, 1/23/2046	1,999	1,105
6.75%, 9/21/2047	850	511
6.35%, 2/12/2048	500	287
7.69%, 1/23/2050	2,902	1,871
6.95%, 1/28/2060	2,100	1,252
		14,923
Morocco — 0.0% ^
OCP SA 6.88%, 4/25/2044 (a)	430	336
Netherlands — 0.2%
ABN AMRO Bank NV (EUR Swap Annual 5 Year + 4.67%), 4.37%, 9/22/2025 (a) (d) (e) (f)	EUR 6,700	5,889
Cooperatieve Rabobank UA (EUR Swap Annual 5 Year + 4.68%), 4.37%, 6/29/2027 (a) (d) (e) (f)	EUR 7,200	6,193
ING Groep NV
(USD Swap Semi 5 Year + 4.45%), 6.50%, 4/16/2025 (d) (e) (f)	600	546
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Netherlands — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.34%), 5.75%, 11/16/2026 (d) (e) (f)	2,360	2,016
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.86%), 3.88%, 5/16/2027 (d) (e) (f)	5,500	3,589
Shell International Finance BV 2.75%, 4/6/2030	85	73
Trivium Packaging Finance BV
5.50%, 8/15/2026 (c) (h)	2,741	2,521
8.50%, 8/15/2027 (c) (h)	2,181	2,051
UPC Broadband Finco BV 4.88%, 7/15/2031 (c)	691	580
VZ Secured Financing BV 5.00%, 1/15/2032 (c)	1,586	1,264
		24,722
Panama — 0.0% ^
AES Panama Generation Holdings SRL 4.38%, 5/31/2030 (c)	960	755
Paraguay — 0.0% ^
Bioceanico Sovereign Certificate Ltd. Zero Coupon, 6/5/2034 (c)	393	243
Peru — 0.0% ^
Petroleos del Peru SA
4.75%, 6/19/2032 (c)	1,400	1,028
5.63%, 6/19/2047 (a)	600	383
		1,411
Philippines — 0.1%
Globe Telecom, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.53%), 4.20%, 8/2/2026 (a) (d) (e) (f)	1,700	1,428
Petron Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.77%), 4.60%, 7/19/2023 (a) (d) (e) (f)	2,600	2,300
Rizal Commercial Banking Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.24%), 6.50%, 8/27/2025 (a) (d) (e) (f)	2,700	2,299
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Philippines — continued
SMC Global Power Holdings Corp.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.61%), 6.50%, 4/25/2024 (a) (d) (e) (f)	1,400	948
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.20%), 7.00%, 10/21/2025 (a) (d) (e) (f)	1,700	1,136
		8,111
Singapore — 0.0% ^
BOC Aviation Ltd. 4.38%, 5/2/2023 (a)	200	199
DBS Group Holdings Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.92%), 3.30%, 2/27/2025 (a) (d) (e) (f)	500	436
GLP Pte. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.74%), 4.50%, 5/17/2026 (a) (d) (e) (f)	1,400	560
		1,195
South Africa — 0.0% ^
Eskom Holdings SOC Ltd.
6.75%, 8/6/2023 (a)	830	810
7.13%, 2/11/2025 (a)	1,150	1,070
		1,880
South Korea — 0.0% ^
Hana Bank (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.41%), 3.50%, 10/19/2026 (c) (d) (e) (f)	500	385
Heungkuk Life Insurance Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/9/2022 (a) (d) (e) (f)	1,150	1,140
Hyundai Capital Services, Inc. 2.13%, 4/24/2025 (a)	250	227
Hyundai Motor Manufacturing Indonesia PT 1.75%, 5/6/2026 (a)	300	254
Kia Corp. 3.00%, 4/25/2023 (c)	200	198
Korea Investment & Securities Co. Ltd. 1.38%, 7/19/2024 (a)	200	184
Shinhan Bank Co. Ltd. 4.50%, 3/26/2028 (a)	350	317
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	57

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
South Korea — continued
Shinhan Card Co. Ltd. 1.38%, 10/19/2025 (a)	600	524
SK Hynix, Inc. 1.50%, 1/19/2026 (a)	250	214
SK Innovation Co. Ltd. 4.13%, 7/13/2023 (a)	300	295
		3,738
Spain — 0.1%
Banco Bilbao Vizcaya Argentaria SA
(EUR Swap Annual 5 Year + 6.04%), 6.00%, 3/29/2024 (a) (d) (e) (f)	EUR 2,000	1,901
(EUR Swap Annual 5 Year + 6.46%), 6.00%, 1/15/2026 (a) (d) (e) (f)	EUR 4,000	3,618
Banco Santander SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.75%), 4.75%, 11/12/2026 (d) (e) (f)	2,200	1,548
Grifols Escrow Issuer SA 4.75%, 10/15/2028 (b) (c)	1,634	1,277
Telefonica Emisiones SA 4.67%, 3/6/2038	308	232
		8,576
Sweden — 0.0% ^
Svenska Handelsbanken AB (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.05%), 4.75%, 3/1/2031 (a) (d) (e) (f)	3,200	2,464
Switzerland — 0.4%
Cloverie plc for Zurich Insurance Co. Ltd. (ICE LIBOR USD 3 Month + 4.92%), 5.63%, 6/24/2046 (a) (f)	2,700	2,514
Credit Suisse Group AG
(USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (c) (d) (e) (f)	9,357	7,860
(SOFR + 0.98%), 1.31%, 2/2/2027 (c) (f)	250	198
UBS Group AG
(USD Swap Semi 5 Year + 4.34%), 7.00%, 1/31/2024 (c) (d) (e) (f)	7,874	7,616
(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (a) (d) (e) (f)	8,000	7,740
(USD Swap Semi 5 Year + 4.59%), 6.87%, 8/7/2025 (a) (d) (e) (f)	5,180	4,909
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Switzerland — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.86%), 5.12%, 7/29/2026 (a) (d) (e) (f)	1,577	1,366
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.40%), 4.88%, 2/12/2027 (c) (d) (e) (f)	5,225	4,170
		36,373
Thailand — 0.1%
Bangkok Bank PCL (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.73%), 5.00%, 9/23/2025 (a) (d) (e) (f)	2,200	1,938
Krung Thai Bank PCL (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.53%), 4.40%, 3/25/2026 (a) (d) (e) (f)	2,700	2,151
Thaioil Treasury Center Co. Ltd.
4.88%, 1/23/2043 (a)	500	364
3.50%, 10/17/2049 (a)	300	146
TMBThanachart Bank PCL (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.26%), 4.90%, 12/2/2024 (a) (d) (e) (f)	200	174
		4,773
United Arab Emirates — 0.0% ^
Telford Offshore Ltd. 12.00% (PIK), 12/31/2164 (d) (e) (g)	1,550	1
United Kingdom — 0.7%
180 Medical, Inc. 3.88%, 10/15/2029 (c)	2,570	2,172
Ashtead Capital, Inc.
4.38%, 8/15/2027 (c)	300	271
5.50%, 8/11/2032 (c)	2,568	2,321
Barclays plc
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 6.02%), 6.37%, 12/15/2025 (a) (d) (e) (f)	GBP 400	405
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.43%), 8.00%, 3/15/2029 (d) (e) (f)	2,796	2,505
BAT Capital Corp. 4.39%, 8/15/2037	232	168
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United Kingdom — continued
BP Capital Markets plc
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (d) (e) (f)	2,786	2,615
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 4.17%), 4.25%, 3/22/2027 (a) (d) (e) (f)	GBP 2,300	2,295
(EUR Swap Annual 5 Year + 4.12%), 3.63%, 3/22/2029 (a) (d) (e) (f)	EUR 7,400	6,255
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (d) (e) (f)	12,464	10,520
HSBC Holdings plc
(USD ICE Swap Rate 5 Year + 3.61%), 6.50%, 3/23/2028 (d) (e) (f)	5,250	4,262
(EUR Swap Annual 5 Year + 3.84%), 4.75%, 7/4/2029 (a) (d) (e) (f)	EUR 330	258
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.65%), 4.60%, 12/17/2030 (d) (e) (f)	3,820	2,520
INEOS Quattro Finance 2 plc 3.38%, 1/15/2026 (c)	1,685	1,425
Ithaca Energy North Sea plc 9.00%, 7/15/2026 (c)	636	628
Jaguar Land Rover Automotive plc 5.88%, 1/15/2028 (c)	1,416	1,047
Marks & Spencer plc 7.13%, 12/1/2037 (c)	206	177
Nationwide Building Society
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 5.39%), 5.87%, 12/20/2024 (a) (d) (e) (f)	GBP 200	206
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 5.63%), 5.75%, 6/20/2027 (a) (d) (e) (f)	GBP 4,470	4,280
NatWest Group plc (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (d) (e) (f)	2,641	2,350
Rolls-Royce plc 5.75%, 10/15/2027 (c)	2,232	2,020
Standard Chartered plc (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.98%), 7.75%, 8/15/2027 (c) (d) (e) (f)	3,525	3,221
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United Kingdom — continued
Virgin Media Finance plc 5.00%, 7/15/2030 (c)	435	349
Virgin Media Secured Finance plc 5.50%, 5/15/2029 (c)	6,525	5,929
Vodafone Group plc
5.00%, 5/30/2038	188	160
(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (f)	3,638	3,456
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.77%), 4.12%, 6/4/2081 (f)	7,100	5,036
		66,851
United States — 27.9%
7-Eleven, Inc. 1.80%, 2/10/2031 (c)	174	128
AbbVie, Inc.
3.20%, 11/21/2029	457	399
4.05%, 11/21/2039	166	134
Acadia Healthcare Co., Inc.
5.50%, 7/1/2028 (c)	3,189	2,959
5.00%, 4/15/2029 (c)	2,490	2,247
ACCO Brands Corp. 4.25%, 3/15/2029 (b) (c)	5,180	4,116
ACI Worldwide, Inc. 5.75%, 8/15/2026 (c)	4,030	3,829
Activision Blizzard, Inc. 1.35%, 9/15/2030	292	221
Adient Global Holdings Ltd. 4.88%, 8/15/2026 (c)	1,876	1,679
ADT Security Corp. (The)
4.13%, 8/1/2029 (c)	4,300	3,687
4.88%, 7/15/2032 (c)	6,428	5,469
Adtalem Global Education, Inc. 5.50%, 3/1/2028 (c)	1,137	1,038
Advanced Drainage Systems, Inc.
5.00%, 9/30/2027 (c)	515	478
6.38%, 6/15/2030 (c)	629	608
Advanced Micro Devices, Inc. 3.92%, 6/1/2032	60	54
Aetna, Inc. 3.88%, 8/15/2047	257	185
Air Lease Corp. 3.75%, 6/1/2026	70	63
Albertsons Cos., Inc.
3.25%, 3/15/2026 (c)	4,540	4,074
7.50%, 3/15/2026 (c)	2,170	2,224
4.63%, 1/15/2027 (c)	8,552	7,925
5.88%, 2/15/2028 (c)	3,316	3,100
3.50%, 3/15/2029 (c)	8,083	6,689
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	59

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
4.88%, 2/15/2030 (c)	884	785
Alcoa Nederland Holding BV 5.50%, 12/15/2027 (c)	7,080	6,586
Alexandria Real Estate Equities, Inc.
2.75%, 12/15/2029	80	65
2.95%, 3/15/2034	30	23
Alliance Resource Operating Partners LP 7.50%, 5/1/2025 (c)	407	399
Allied Universal Holdco LLC
6.63%, 7/15/2026 (c)	1,996	1,906
9.75%, 7/15/2027 (c)	907	789
4.63%, 6/1/2028 (c)	3,840	3,182
Allison Transmission, Inc.
4.75%, 10/1/2027 (c)	3,367	3,100
5.88%, 6/1/2029 (b) (c)	7,583	7,071
3.75%, 1/30/2031 (c)	4,545	3,626
Ally Financial, Inc.
5.75%, 11/20/2025	4,161	4,003
Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 7 Year + 3.48%), 4.70%, 5/15/2028 (d) (e) (f)	6,324	4,253
Altria Group, Inc.
4.80%, 2/14/2029	83	76
3.40%, 2/4/2041	85	52
AMC Entertainment Holdings, Inc. 10.00% (Cash), 6/15/2026 (b) (c) (g)	2,941	1,558
AMC Networks, Inc.
4.75%, 8/1/2025	831	759
4.25%, 2/15/2029	257	199
Ameren Corp. 3.50%, 1/15/2031	140	119
American Airlines, Inc.
5.50%, 4/20/2026 (c)	6,867	6,540
5.75%, 4/20/2029 (c)	6,285	5,719
American Axle & Manufacturing, Inc.
6.25%, 3/15/2026	3,979	3,778
6.50%, 4/1/2027 (b)	7,005	6,445
6.88%, 7/1/2028	1,349	1,246
5.00%, 10/1/2029 (b)	2,629	2,134
American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/2028 (c)	4,195	3,702
American Electric Power Co., Inc.
5.75%, 11/1/2027	30	30
5.95%, 11/1/2032	40	40
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.68%), 3.88%, 2/15/2062 (f)	5,173	3,972
American Honda Finance Corp. (ICE LIBOR USD 3 Month + 0.47%), 3.39%, 11/16/2022 (f)	28	28
American International Group, Inc. Series A-9, (ICE LIBOR USD 3 Month + 2.87%), 5.75%, 4/1/2048 (f)	1,908	1,705
American Tower Corp.
1.45%, 9/15/2026	100	84
1.50%, 1/31/2028	337	267
2.10%, 6/15/2030	125	95
American Transmission Systems, Inc. 2.65%, 1/15/2032 (c)	20	16
AmeriGas Partners LP
5.63%, 5/20/2024	1,119	1,093
5.50%, 5/20/2025	5,898	5,649
5.88%, 8/20/2026	2,714	2,539
5.75%, 5/20/2027	1,482	1,367
Amgen, Inc. 2.00%, 1/15/2032	298	227
Amkor Technology, Inc. 6.63%, 9/15/2027 (c)	4,441	4,384
AMN Healthcare, Inc. 4.63%, 10/1/2027 (c)	858	803
ANGI Group LLC 3.88%, 8/15/2028 (b) (c)	528	387
Antero Midstream Partners LP
7.88%, 5/15/2026 (c)	4,139	4,222
5.75%, 3/1/2027 (c)	490	467
5.75%, 1/15/2028 (c)	3,115	2,935
5.38%, 6/15/2029 (c)	4,467	4,075
Antero Resources Corp.
8.38%, 7/15/2026 (c)	2,242	2,374
7.63%, 2/1/2029 (c)	739	754
5.38%, 3/1/2030 (b) (c)	1,447	1,338
APi Group DE, Inc.
4.13%, 7/15/2029 (c)	2,586	2,074
4.75%, 10/15/2029 (c)	2,037	1,717
Aramark Services, Inc. 5.00%, 2/1/2028 (b) (c)	7,840	7,143
Arches Buyer, Inc.
4.25%, 6/1/2028 (c)	1,780	1,460
6.13%, 12/1/2028 (b) (c)	634	489
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Archrock Partners LP
6.88%, 4/1/2027 (c)	1,327	1,264
6.25%, 4/1/2028 (c)	2,420	2,250
Arconic Corp.
6.00%, 5/15/2025 (c)	2,269	2,247
6.13%, 2/15/2028 (c)	7,067	6,624
Arcosa, Inc. 4.38%, 4/15/2029 (c)	408	352
Ardagh Metal Packaging Finance USA LLC 6.00%, 6/15/2027 (c)	1,737	1,667
Ardagh Packaging Finance plc
4.13%, 8/15/2026 (c)	1,385	1,191
5.25%, 8/15/2027 (c)	5,299	3,723
5.25%, 8/15/2027 (b) (c)	7,346	5,161
Asbury Automotive Group, Inc.
4.50%, 3/1/2028	412	357
4.63%, 11/15/2029 (c)	5,604	4,609
4.75%, 3/1/2030	385	315
5.00%, 2/15/2032 (c)	1,243	1,002
ASGN, Inc. 4.63%, 5/15/2028 (c)	638	567
AT&T, Inc.
Series B, (EURIBOR ICE Swap Rate 5 Year + 3.14%), 2.87%, 3/2/2025 (d) (e) (f)	EUR 700	617
2.25%, 2/1/2032	408	307
3.50%, 6/1/2041	124	88
ATI, Inc.
5.88%, 12/1/2027 (b)	1,861	1,692
4.88%, 10/1/2029	1,655	1,392
5.13%, 10/1/2031	1,240	1,022
Audacy Capital Corp. 6.50%, 5/1/2027 (c)	4,439	1,310
Avantor Funding, Inc. 4.63%, 7/15/2028 (c)	6,866	6,205
Aviation Capital Group LLC 1.95%, 9/20/2026 (c)	210	169
Avient Corp. 7.13%, 8/1/2030 (c)	1,290	1,234
Avis Budget Car Rental LLC
5.75%, 7/15/2027 (b) (c)	2,503	2,303
5.75%, 7/15/2027 (c)	2,855	2,603
4.75%, 4/1/2028 (b) (c)	6,475	5,688
5.38%, 3/1/2029 (b) (c)	2,711	2,348
Axalta Coating Systems LLC
4.75%, 6/15/2027 (b) (c)	4,423	4,030
3.38%, 2/15/2029 (b) (c)	4,790	3,937
B&G Foods, Inc. 5.25%, 4/1/2025	5,294	4,811
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Baker Hughes Holdings LLC 3.14%, 11/7/2029	165	140
Bank of America Corp.
Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (d) (e) (f)	10,702	10,418
Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024 (d) (e) (f)	7,182	7,128
Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (d) (e) (f)	5,053	4,876
Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (d) (e) (f)	12,105	11,803
Series RR, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.76%), 4.38%, 1/27/2027 (d) (e) (f)	1,305	1,047
Series TT, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.23%), 6.13%, 4/27/2027 (d) (e) (f)	4,375	4,134
(SOFR + 0.96%), 1.73%, 7/22/2027 (f)	778	665
Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (d) (e) (f)	9,756	8,397
(SOFR + 1.21%), 2.57%, 10/20/2032 (f)	320	241
Bank of New York Mellon Corp. (The)
Series F, (ICE LIBOR USD 3 Month + 3.13%), 4.62%, 9/20/2026 (d) (e) (f)	11,157	9,635
(SOFRINDX + 2.07%), 5.83%, 10/25/2033 (f)	101	101
Bath & Body Works, Inc.
9.38%, 7/1/2025 (c)	148	154
7.50%, 6/15/2029 (b)	765	725
6.88%, 11/1/2035	932	783
6.75%, 7/1/2036	2,350	1,942
Bausch Health Americas, Inc.
9.25%, 4/1/2026 (c)	4,876	2,819
8.50%, 1/31/2027 (c)	5,791	2,508
Bausch Health Cos., Inc.
5.50%, 11/1/2025 (c)	13,156	10,511
9.00%, 12/15/2025 (c)	23,732	15,260
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	61

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
5.75%, 8/15/2027 (c)	965	610
5.00%, 1/30/2028 (c)	2,375	921
4.88%, 6/1/2028 (c)	5,057	3,097
5.00%, 2/15/2029 (c)	4,668	1,822
6.25%, 2/15/2029 (c)	2,065	805
5.25%, 1/30/2030 (c)	8,398	3,254
5.25%, 2/15/2031 (c)	3,262	1,280
Becton Dickinson and Co. 2.82%, 5/20/2030	356	297
Berry Global, Inc. 4.88%, 7/15/2026 (c)	6,914	6,496
Berry Petroleum Co. LLC 7.00%, 2/15/2026 (c)	407	364
Big River Steel LLC 6.63%, 1/31/2029 (c)	1,672	1,572
Biogen, Inc. 2.25%, 5/1/2030	107	84
Black Knight InfoServ LLC 3.63%, 9/1/2028 (c)	1,892	1,639
Block, Inc. 3.50%, 6/1/2031 (b)	1,606	1,293
Blue Racer Midstream LLC
7.63%, 12/15/2025 (c)	1,522	1,503
6.63%, 7/15/2026 (c)	1,510	1,435
BlueLinx Holdings, Inc. 6.00%, 11/15/2029 (c)	308	251
Boise Cascade Co. 4.88%, 7/1/2030 (c)	852	713
Booz Allen Hamilton, Inc.
3.88%, 9/1/2028 (c)	2,882	2,539
4.00%, 7/1/2029 (c)	3,401	2,973
Boston Properties LP, REIT 2.45%, 10/1/2033	160	110
Boyd Gaming Corp. 4.75%, 6/15/2031 (b) (c)	289	244
Boyne USA, Inc. 4.75%, 5/15/2029 (c)	3,600	3,150
BP Capital Markets America, Inc. 3.63%, 4/6/2030	176	157
Brightsphere Investment Group, Inc. 4.80%, 7/27/2026	289	259
Brink's Co. (The)
5.50%, 7/15/2025 (c)	1,890	1,839
4.63%, 10/15/2027 (c)	5,525	5,109
Bristol-Myers Squibb Co. 2.35%, 11/13/2040	70	46
Broadcom, Inc. 4.30%, 11/15/2032	145	122
Brundage-Bone Concrete Pumping Holdings, Inc. 6.00%, 2/1/2026 (c)	282	255
Buckeye Partners LP
4.13%, 3/1/2025 (c)	3,620	3,412
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
3.95%, 12/1/2026	200	175
4.13%, 12/1/2027	2,207	1,917
4.50%, 3/1/2028 (c)	4,360	3,782
Builders FirstSource, Inc.
5.00%, 3/1/2030 (c)	1,680	1,443
4.25%, 2/1/2032 (c)	3,153	2,523
6.38%, 6/15/2032 (c)	3,468	3,190
Burlington Northern Santa Fe LLC 3.30%, 9/15/2051	35	24
BWX Technologies, Inc.
4.13%, 6/30/2028 (c)	2,674	2,340
4.13%, 4/15/2029 (c)	4,624	3,998
Cable One, Inc. 4.00%, 11/15/2030 (c)	1,284	1,045
Caesars Entertainment, Inc.
6.25%, 7/1/2025 (c)	2,214	2,160
4.63%, 10/15/2029 (b) (c)	2,530	2,024
Caesars Resort Collection LLC 5.75%, 7/1/2025 (c)	855	835
California Resources Corp. 7.13%, 2/1/2026 (c)	5,085	4,987
Calpine Corp.
5.25%, 6/1/2026 (c)	2,480	2,353
4.63%, 2/1/2029 (c)	1,122	943
5.00%, 2/1/2031 (c)	1,402	1,185
Capital One Financial Corp. Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (d) (e) (f)	7,699	5,759
Carnival Corp.
10.50%, 2/1/2026 (c)	742	727
5.75%, 3/1/2027 (c)	4,524	3,135
4.00%, 8/1/2028 (c)	3,156	2,543
6.00%, 5/1/2029 (c)	1,073	712
Carnival Holdings Bermuda Ltd. 10.38%, 5/1/2028 (c)	2,114	2,141
Carpenter Technology Corp.
6.38%, 7/15/2028	1,466	1,354
7.63%, 3/15/2030	870	850
Cars.com, Inc. 6.38%, 11/1/2028 (c)	407	353
Catalent Pharma Solutions, Inc.
5.00%, 7/15/2027 (c)	2,038	1,916
3.13%, 2/15/2029 (c)	940	769
CCO Holdings LLC
5.13%, 5/1/2027 (c)	38,405	35,581
5.00%, 2/1/2028 (c)	22,412	20,283
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
5.38%, 6/1/2029 (b) (c)	7,816	6,983
4.75%, 3/1/2030 (c)	16,246	13,653
4.50%, 8/15/2030 (c)	6,415	5,206
4.25%, 2/1/2031 (c)	13,471	10,642
4.75%, 2/1/2032 (c)	1,610	1,288
4.25%, 1/15/2034 (c)	5,030	3,697
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (c)	4,976	4,730
CDW LLC
5.50%, 12/1/2024	224	222
4.25%, 4/1/2028	7,836	6,905
3.25%, 2/15/2029	1,372	1,122
Cedar Fair LP
5.50%, 5/1/2025 (c)	1,455	1,444
5.25%, 7/15/2029	1,700	1,496
Cengage Learning, Inc. 9.50%, 6/15/2024 (b) (c)	1,045	988
Centene Corp.
4.25%, 12/15/2027	8,894	8,205
4.63%, 12/15/2029 (b)	19,757	17,880
3.38%, 2/15/2030	5,040	4,187
CenterPoint Energy Resources Corp. (ICE LIBOR USD 3 Month + 0.50%), 3.60%, 3/2/2023 (f)	50	50
CenterPoint Energy, Inc. (ICE LIBOR USD 3 Month + 3.27%), 6.13%, 9/1/2023 (d) (e) (f)	5,558	5,220
Central Garden & Pet Co.
5.13%, 2/1/2028	6,555	5,997
4.13%, 10/15/2030	3,294	2,723
Charles Schwab Corp. (The)
Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 5.38%, 6/1/2025 (d) (e) (f)	8,296	8,099
Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (d) (e) (f)	17,688	13,138
Chemours Co. (The) 5.75%, 11/15/2028 (c)	8,862	7,528
Cheniere Energy Partners LP
4.50%, 10/1/2029	4,325	3,819
4.00%, 3/1/2031	2,666	2,248
3.25%, 1/31/2032	2,253	1,753
Cheniere Energy, Inc. 4.63%, 10/15/2028	6,630	6,116
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Chesapeake Energy Corp.
5.50%, 2/1/2026 (c)	1,354	1,312
5.88%, 2/1/2029 (c)	575	543
6.75%, 4/15/2029 (c)	8,459	8,285
Chevron Corp. 2.24%, 5/11/2030	80	66
Chord Energy Corp. 6.38%, 6/1/2026 (c)	2,095	2,047
Chubb INA Holdings, Inc. 2.88%, 11/3/2022	52	52
Churchill Downs, Inc. 4.75%, 1/15/2028 (c)	455	402
Ciena Corp. 4.00%, 1/31/2030 (c)	4,011	3,389
Cigna Corp. 4.38%, 10/15/2028	387	364
Cinemark USA, Inc.
8.75%, 5/1/2025 (c)	1,000	1,003
5.25%, 7/15/2028 (b) (c)	2,165	1,644
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (b) (d) (e) (f)	1,045	1,038
Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (d) (e) (f)	15,157	14,134
Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (d) (e) (f)	12,905	11,482
Series V, (SOFR + 3.23%), 4.70%, 1/30/2025 (d) (e) (f)	2,596	2,083
Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (d) (e) (f)	7,163	6,484
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (d) (e) (f)	7,619	6,427
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (d) (e) (f)	8,855	7,270
Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (b) (d) (e) (f)	9,744	9,404
(SOFR + 0.77%), 1.46%, 6/9/2027 (f)	815	690
(SOFR + 1.18%), 2.52%, 11/3/2032 (f)	55	41
Citizens Bank NA (ICE LIBOR USD 3 Month + 0.95%), 4.59%, 3/29/2023 (f)	250	250
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	63

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Citizens Financial Group, Inc.
Series B, (ICE LIBOR USD 3 Month + 3.00%), 6.00%, 7/6/2023 (d) (e) (f)	3,001	2,753
Series C, (ICE LIBOR USD 3 Month + 3.16%), 6.37%, 4/6/2024 (d) (e) (f)	5,409	4,932
Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.00%, 10/6/2026 (d) (e) (f)	6,650	5,260
Civitas Resources, Inc. 5.00%, 10/15/2026 (c)	407	375
Clarios Global LP
6.75%, 5/15/2025 (c)	1,595	1,596
6.25%, 5/15/2026 (c)	3,670	3,551
8.50%, 5/15/2027 (b) (c)	2,723	2,669
Clarivate Science Holdings Corp.
3.88%, 7/1/2028 (c)	2,626	2,252
4.88%, 7/1/2029 (c)	2,958	2,466
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (c)	10,523	9,471
7.75%, 4/15/2028 (b) (c)	4,901	3,999
7.50%, 6/1/2029 (c)	7,992	6,282
Cleveland-Cliffs, Inc.
4.63%, 3/1/2029 (b) (c)	3,643	3,137
4.88%, 3/1/2031 (b) (c)	1,772	1,497
CMS Energy Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.12%), 4.75%, 6/1/2050 (f)	4,749	3,938
CNX Midstream Partners LP 4.75%, 4/15/2030 (c)	828	681
CNX Resources Corp.
6.00%, 1/15/2029 (c)	1,670	1,559
7.38%, 1/15/2031 (b) (c)	2,096	2,081
Cogent Communications Group, Inc. 3.50%, 5/1/2026 (c)	1,140	1,029
Coherent Corp. 5.00%, 12/15/2029 (c)	6,119	5,249
Coinbase Global, Inc.
3.38%, 10/1/2028 (b) (c)	1,842	1,204
3.63%, 10/1/2031 (b) (c)	1,395	826
Comcast Corp.
4.15%, 10/15/2028	205	192
2.65%, 2/1/2030	240	201
5.50%, 11/15/2032	60	60
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
CommScope Technologies LLC
6.00%, 6/15/2025 (c)	7,185	6,700
5.00%, 3/15/2027 (c)	675	546
CommScope, Inc.
6.00%, 3/1/2026 (c)	9,090	8,768
8.25%, 3/1/2027 (c)	11,890	10,556
4.75%, 9/1/2029 (c)	4,740	4,009
Community Health Systems, Inc.
8.00%, 3/15/2026 (c)	8,492	7,324
5.63%, 3/15/2027 (c)	2,488	1,983
6.00%, 1/15/2029 (c)	2,684	1,992
5.25%, 5/15/2030 (c)	4,513	3,125
4.75%, 2/15/2031 (c)	2,715	1,819
Compass Group Diversified Holdings LLC 5.25%, 4/15/2029 (c)	1,264	1,087
Comstock Resources, Inc.
6.75%, 3/1/2029 (c)	8,271	7,919
5.88%, 1/15/2030 (c)	2,512	2,267
Conduent Business Services LLC 6.00%, 11/1/2029 (c)	4,650	3,813
Consensus Cloud Solutions, Inc. 6.50%, 10/15/2028 (c)	844	745
Constellation Brands, Inc. 2.25%, 8/1/2031	333	255
Cooper-Standard Automotive, Inc.
13.00%, 6/1/2024 (c)	6,658	6,818
5.63%, 11/15/2026 (c)	7,311	2,770
Corebridge Financial, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.85%), 6.87%, 12/15/2052 (c) (f)	4,646	4,188
CoreCivic, Inc. 8.25%, 4/15/2026 (b)	4,488	4,554
CoreLogic, Inc. 4.50%, 5/1/2028 (b) (c)	430	289
Coty, Inc.
5.00%, 4/15/2026 (c)	4,278	4,012
6.50%, 4/15/2026 (b) (c)	960	914
4.75%, 1/15/2029 (c)	2,340	2,032
Cox Communications, Inc. 4.80%, 2/1/2035 (c)	190	164
CQP Holdco LP 5.50%, 6/15/2031 (c)	1,052	934
Crestwood Midstream Partners LP
5.75%, 4/1/2025	5,514	5,376
5.63%, 5/1/2027 (c)	2,355	2,215
8.00%, 4/1/2029 (c)	4,797	4,797
Crown Americas LLC 4.75%, 2/1/2026	681	652
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Crown Castle, Inc.
3.65%, 9/1/2027	250	226
2.10%, 4/1/2031	170	127
CSC Holdings LLC
5.25%, 6/1/2024 (b)	1,349	1,309
5.50%, 4/15/2027 (c)	2,990	2,803
5.38%, 2/1/2028 (c)	2,010	1,854
7.50%, 4/1/2028 (c)	2,860	2,478
6.50%, 2/1/2029 (c)	8,969	8,453
5.75%, 1/15/2030 (c)	2,512	1,922
4.50%, 11/15/2031 (c)	4,903	3,813
CSX Corp.
2.40%, 2/15/2030	75	61
4.10%, 11/15/2032	72	65
CTR Partnership LP, REIT 3.88%, 6/30/2028 (c)	561	473
CVR Partners LP 6.13%, 6/15/2028 (c)	3,296	2,982
CVS Health Corp.
3.25%, 8/15/2029	85	74
2.13%, 9/15/2031	174	133
4.78%, 3/25/2038	255	221
5.30%, 12/5/2043	86	76
Dana, Inc.
5.38%, 11/15/2027	895	810
5.63%, 6/15/2028	3,421	3,096
DaVita, Inc.
4.63%, 6/1/2030 (c)	9,815	7,652
3.75%, 2/15/2031 (c)	6,576	4,755
DCP Midstream Operating LP
3.88%, 3/15/2023	2,613	2,597
5.38%, 7/15/2025	1,278	1,250
5.63%, 7/15/2027	2,481	2,409
6.75%, 9/15/2037 (c)	1,740	1,680
Delek Logistics Partners LP 7.13%, 6/1/2028 (c)	647	579
Dell International LLC 4.90%, 10/1/2026	65	62
Deluxe Corp. 8.00%, 6/1/2029 (c)	1,285	1,071
Diamond Sports Group LLC 5.38%, 8/15/2026 (b) (c)	5,398	1,080
Directv Financing LLC 5.88%, 8/15/2027 (c)	4,658	4,195
Discovery Communications LLC 3.63%, 5/15/2030	190	153
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
DISH DBS Corp.
5.00%, 3/15/2023	12,758	12,616
5.88%, 11/15/2024	30,567	28,177
7.75%, 7/1/2026	12,076	10,190
5.25%, 12/1/2026 (c)	14,585	12,671
7.38%, 7/1/2028	573	434
5.75%, 12/1/2028 (c)	2,915	2,350
5.13%, 6/1/2029	750	504
Dominion Energy, Inc.
Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.99%), 4.65%, 12/15/2024 (d) (e) (f)	3,636	3,147
Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.20%), 4.35%, 1/15/2027 (d) (e) (f)	5,175	4,281
Series C, 2.25%, 8/15/2031	54	42
Dornoch Debt Merger Sub, Inc. 6.63%, 10/15/2029 (c)	3,736	2,544
DT Midstream, Inc.
4.13%, 6/15/2029 (c)	4,725	4,085
4.38%, 6/15/2031 (c)	1,677	1,413
Duke Energy Corp.
3.75%, 9/1/2046	112	77
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.32%), 3.25%, 1/15/2082 (f)	5,838	4,087
Dun & Bradstreet Corp. (The) 5.00%, 12/15/2029 (c)	1,250	1,060
Dycom Industries, Inc. 4.50%, 4/15/2029 (c)	6,325	5,516
Edgewell Personal Care Co.
5.50%, 6/1/2028 (c)	1,815	1,707
4.13%, 4/1/2029 (c)	3,762	3,213
Edison International Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.90%), 5.00%, 12/15/2026 (d) (e) (f)	4,195	3,398
Elanco Animal Health, Inc. 6.40%, 8/28/2028 (h)	575	514
Element Solutions, Inc. 3.88%, 9/1/2028 (c)	696	592
Elevance Health, Inc.
2.88%, 9/15/2029	190	161
6.10%, 10/15/2052 (i)	20	20
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	65

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Embarq Corp. 8.00%, 6/1/2036	5,823	2,342
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (c)	5,114	3,066
Enact Holdings, Inc. 6.50%, 8/15/2025 (c)	1,047	1,031
Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (c)	5,594	5,241
Encompass Health Corp.
5.75%, 9/15/2025	4,690	4,647
4.50%, 2/1/2028	5,695	5,096
4.75%, 2/1/2030	2,675	2,280
4.63%, 4/1/2031	3,400	2,805
Endo Dac
5.88%, 10/15/2024 (c) (h)	925	731
9.50%, 7/31/2027 (b) (c) (j)	3,857	444
6.00%, 6/30/2028 (c) (j)	2,563	115
Endo Luxembourg Finance Co. I Sarl 6.13%, 4/1/2029 (c) (h)	2,045	1,545
Energizer Holdings, Inc.
6.50%, 12/31/2027 (c)	1,978	1,810
4.75%, 6/15/2028 (c)	4,970	4,127
4.38%, 3/31/2029 (c)	8,026	6,426
Energy Transfer LP
Series A, (ICE LIBOR USD 3 Month + 4.03%), 6.25%, 2/15/2023 (d) (e) (f)	3,996	3,324
4.20%, 4/15/2027	115	106
Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (d) (e) (f)	6,694	4,795
Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 7.13%, 5/15/2030 (d) (e) (f)	4,455	3,695
EnLink Midstream LLC
5.38%, 6/1/2029	803	741
6.50%, 9/1/2030 (c)	1,323	1,300
EnLink Midstream Partners LP
Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (d) (e) (f)	210	162
4.15%, 6/1/2025	636	599
4.85%, 7/15/2026	2,940	2,771
5.60%, 4/1/2044	522	407
Enova International, Inc.
8.50%, 9/1/2024 (c)	135	126
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
8.50%, 9/15/2025 (c)	500	449
Entegris Escrow Corp.
4.75%, 4/15/2029 (c)	4,993	4,412
5.95%, 6/15/2030 (c)	4,290	3,915
Entegris, Inc.
4.38%, 4/15/2028 (c)	2,091	1,839
3.63%, 5/1/2029 (c)	2,929	2,390
Entergy Texas, Inc.
1.75%, 3/15/2031	200	149
5.00%, 9/15/2052	20	17
Enterprise Products Operating LLC Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (f)	4,380	3,424
Envision Healthcare Corp. 8.75%, 10/15/2026 (c)	7,419	2,226
EOG Resources, Inc. 5.10%, 1/15/2036	180	164
EQM Midstream Partners LP
6.00%, 7/1/2025 (c)	797	772
4.13%, 12/1/2026	2,175	1,922
7.50%, 6/1/2027 (c)	2,485	2,454
6.50%, 7/1/2027 (c)	2,550	2,486
4.50%, 1/15/2029 (c)	4,301	3,656
7.50%, 6/1/2030 (c)	1,990	1,935
4.75%, 1/15/2031 (c)	5,576	4,660
EQT Corp.
3.13%, 5/15/2026 (c)	1,789	1,624
5.00%, 1/15/2029	1,855	1,723
7.00%, 2/1/2030 (h)	1,165	1,194
3.63%, 5/15/2031 (b) (c)	1,382	1,150
Equitable Holdings, Inc. Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.74%), 4.95%, 9/15/2025 (d) (e) (f)	786	731
ESC Co., Intelsat Jackson Holdings, Ltd.
5.50%, 8/1/2023 ‡ (j)	10,554	1
8.50%, 10/15/2024 ‡ (j)	16,148	2
9.75%, 7/15/2025 ‡ (j)	1,585	—
ESC GCBREGS EXIDE TECH
7.13%, 8/1/2026 (j)	5,505	385
6.00%, 1/15/2028 (j)	5,450	382
Evergy, Inc. 2.90%, 9/15/2029	152	126
Exela Intermediate LLC 11.50%, 7/15/2026 (c)	3,525	934
Exxon Mobil Corp. 4.23%, 3/19/2040	219	188
Fair Isaac Corp. 4.00%, 6/15/2028 (c)	1,146	1,037
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Ferrellgas LP 5.88%, 4/1/2029 (c)	261	219
Fertitta Entertainment LLC
4.63%, 1/15/2029 (c)	208	181
6.75%, 1/15/2030 (c)	1,015	797
Fidelity National Information Services, Inc. 2.25%, 3/1/2031	200	154
Fiserv, Inc. 3.50%, 7/1/2029	193	167
Foot Locker, Inc. 4.00%, 10/1/2029 (c)	407	311
Ford Motor Credit Co. LLC
4.06%, 11/1/2024	3,725	3,571
4.69%, 6/9/2025	8,785	8,324
5.13%, 6/16/2025	6,000	5,789
4.13%, 8/4/2025	4,442	4,130
3.38%, 11/13/2025	6,405	5,811
4.39%, 1/8/2026	6,275	5,790
4.54%, 8/1/2026	2,252	2,073
2.70%, 8/10/2026	2,249	1,949
4.27%, 1/9/2027	9,613	8,679
4.13%, 8/17/2027	5,525	4,906
3.82%, 11/2/2027	1,935	1,662
2.90%, 2/16/2028	1,455	1,181
4.00%, 11/13/2030	4,454	3,602
Freeport-McMoRan, Inc.
4.13%, 3/1/2028	5,265	4,722
4.38%, 8/1/2028	3,530	3,185
5.45%, 3/15/2043	120	99
Frontier Communications Holdings LLC
5.88%, 10/15/2027 (c)	3,233	2,974
5.00%, 5/1/2028 (c)	10,105	8,842
6.75%, 5/1/2029 (c)	2,009	1,655
5.88%, 11/1/2029	1,149	895
6.00%, 1/15/2030 (c)	1,380	1,079
8.75%, 5/15/2030 (c)	431	440
Gannett Holdings LLC 6.00%, 11/1/2026 (b) (c)	1,624	1,215
Gap, Inc. (The)
3.63%, 10/1/2029 (c)	1,220	855
3.88%, 10/1/2031 (c)	1,770	1,221
Gartner, Inc.
4.50%, 7/1/2028 (c)	2,827	2,620
3.63%, 6/15/2029 (c)	2,138	1,817
3.75%, 10/1/2030 (b) (c)	740	622
GCI LLC 4.75%, 10/15/2028 (c)	9,465	7,969
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
General Electric Co. Series D, (ICE LIBOR USD 3 Month + 3.33%), 6.62%, 12/15/2022 (d) (e) (f)	11,970	11,536
General Motors Financial Co., Inc. 4.30%, 4/6/2029	70	61
Genesis Energy LP
6.50%, 10/1/2025	180	173
6.25%, 5/15/2026	1,933	1,809
8.00%, 1/15/2027	1,353	1,310
7.75%, 2/1/2028	3,721	3,549
Genting New York LLC 3.30%, 2/15/2026 (c)	535	469
GEO Group, Inc. (The) 10.50%, 6/30/2028	2,281	2,281
G-III Apparel Group Ltd. 7.88%, 8/15/2025 (c)	442	419
Gilead Sciences, Inc. 1.65%, 10/1/2030	491	379
Glatfelter Corp. 4.75%, 11/15/2029 (b) (c)	2,320	1,494
Global Infrastructure Solutions, Inc.
5.63%, 6/1/2029 (c)	3,370	2,492
7.50%, 4/15/2032 (c)	2,580	1,909
Global Medical Response, Inc. 6.50%, 10/1/2025 (c)	2,285	1,817
Global Net Lease, Inc., REIT 3.75%, 12/15/2027 (c)	500	404
Global Payments, Inc.
3.20%, 8/15/2029	195	162
2.90%, 11/15/2031	55	42
GLP Capital LP, REIT 5.25%, 6/1/2025 (b)	618	596
Go Daddy Operating Co. LLC
5.25%, 12/1/2027 (c)	1,581	1,480
3.50%, 3/1/2029 (c)	1,280	1,062
Goldman Sachs Capital II (ICE LIBOR USD 3 Month + 0.77%), 4.00%, 11/28/2022 (d) (e) (f)	2,351	1,704
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 0.75%), 3.71%, 2/23/2023 (f)	100	100
Series S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 4.40%, 2/10/2025 (d) (e) (f)	1,733	1,422
Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%, 2/10/2025 (d) (e) (f)	931	839
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	67

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 3.80%, 5/10/2026 (d) (e) (f)	6,520	5,012
Series U, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.92%), 3.65%, 8/10/2026 (d) (e) (f)	3,718	2,825
Series O, (ICE LIBOR USD 3 Month + 3.83%), 5.30%, 11/10/2026 (d) (e) (f)	2,755	2,589
(SOFR + 0.82%), 1.54%, 9/10/2027 (f)	298	250
(SOFR + 0.91%), 1.95%, 10/21/2027 (f)	85	72
(SOFR + 1.11%), 2.64%, 2/24/2028 (f)	70	61
(SOFR + 1.26%), 2.65%, 10/21/2032 (f)	75	57
Goodyear Tire & Rubber Co. (The)
5.00%, 5/31/2026 (b)	3,278	3,157
5.00%, 7/15/2029 (b)	2,982	2,586
5.25%, 4/30/2031 (b)	2,965	2,495
5.25%, 7/15/2031	999	846
GrafTech Finance, Inc. 4.63%, 12/15/2028 (c)	1,317	1,067
Graham Holdings Co. 5.75%, 6/1/2026 (c)	450	439
Graham Packaging Co., Inc. 7.13%, 8/15/2028 (c)	676	554
Gray Escrow II, Inc. 5.38%, 11/15/2031 (b) (c)	3,066	2,460
Gray Television, Inc.
5.88%, 7/15/2026 (c)	2,102	1,981
7.00%, 5/15/2027 (c)	6,085	5,796
4.75%, 10/15/2030 (c)	2,335	1,845
Griffon Corp. 5.75%, 3/1/2028	3,475	3,183
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (c)	870	715
Gulfport Energy Corp.
8.00%, 5/17/2026 (b)	703	701
8.00%, 5/17/2026 (c)	3,215	3,206
Gulfport Energy Operating Corp.
6.63%, 5/1/2023 ‡ (j)	745	1
6.00%, 10/15/2024 ‡ (j)	4,620	6
6.38%, 1/15/2026 ‡ (j)	4,130	5
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Gulfport Energy Operating Corp., Escrow 6.38%, 5/15/2025 ‡ (j)	1,458	2
GYP Holdings III Corp. 4.63%, 5/1/2029 (c)	356	281
Hanesbrands, Inc. 4.88%, 5/15/2026 (b) (c)	2,359	2,164
Harsco Corp. 5.75%, 7/31/2027 (c)	757	537
HCA, Inc.
5.38%, 2/1/2025	9,735	9,612
5.88%, 2/15/2026	24,150	23,917
5.38%, 9/1/2026	7,986	7,767
5.63%, 9/1/2028	10,285	9,881
3.50%, 9/1/2030	7,926	6,566
2.38%, 7/15/2031	329	245
Herbalife Nutrition Ltd. 7.88%, 9/1/2025 (c)	333	311
Herc Holdings, Inc. 5.50%, 7/15/2027 (b) (c)	9,623	9,106
Hertz Corp. (The)
6.25%, 10/15/2022 (j)	1,106	6
5.50%, 10/15/2024 (j)	11,828	59
4.63%, 12/1/2026 (c)	3,443	2,935
5.00%, 12/1/2029 (c)	3,777	2,992
Hess Midstream Operations LP
5.63%, 2/15/2026 (c)	4,115	4,036
4.25%, 2/15/2030 (c)	2,718	2,324
Hilcorp Energy I LP
6.25%, 11/1/2028 (c)	640	602
6.00%, 4/15/2030 (c)	1,506	1,364
6.25%, 4/15/2032 (c)	1,255	1,151
Hilton Domestic Operating Co., Inc.
5.75%, 5/1/2028 (c)	3,107	2,998
3.75%, 5/1/2029 (c)	1,650	1,406
4.88%, 1/15/2030	1,473	1,320
4.00%, 5/1/2031 (c)	990	828
Hilton Worldwide Finance LLC 4.88%, 4/1/2027	4,204	3,994
HLF Financing SARL LLC 4.88%, 6/1/2029 (c)	1,000	743
Holly Energy Partners LP
6.38%, 4/15/2027 (c)	1,720	1,655
5.00%, 2/1/2028 (c)	1,435	1,297
Hologic, Inc.
4.63%, 2/1/2028 (c)	993	928
3.25%, 2/15/2029 (c)	5,498	4,672
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Home Depot, Inc. (The) 4.95%, 9/15/2052	29	26
Honeywell International, Inc. 5.00%, 2/15/2033	65	64
Howmet Aerospace, Inc.
5.13%, 10/1/2024 (b)	3,601	3,556
5.90%, 2/1/2027 (b)	4,487	4,406
6.75%, 1/15/2028	145	145
HP, Inc. 4.75%, 3/1/2029 (b) (c)	2,758	2,781
Hughes Satellite Systems Corp. 6.63%, 8/1/2026	4,459	4,200
Huntington Bancshares, Inc. Series E, (ICE LIBOR USD 3 Month + 2.88%), 5.70%, 4/15/2023 (d) (e) (f)	3,742	3,405
Hyundai Capital America
0.80%, 4/3/2023 (c)	80	78
1.65%, 9/17/2026 (c)	165	137
2.10%, 9/15/2028 (c)	83	64
IAA, Inc. 5.50%, 6/15/2027 (c)	450	421
Icahn Enterprises LP
6.25%, 5/15/2026	1,427	1,371
4.38%, 2/1/2029	1,248	1,042
iHeartCommunications, Inc.
6.38%, 5/1/2026	2,921	2,782
8.38%, 5/1/2027 (b)	6,548	5,882
5.25%, 8/15/2027 (b) (c)	7,427	6,760
ILFC E-Capital Trust I 5.12%, 12/21/2065 (c) (k)	7,148	4,360
ILFC E-Capital Trust II 5.37%, 12/21/2065 (c) (k)	2,205	1,433
Imola Merger Corp. 4.75%, 5/15/2029 (c)	11,541	9,951
Ingevity Corp. 3.88%, 11/1/2028 (c)	145	122
Ingles Markets, Inc. 4.00%, 6/15/2031 (c)	356	296
Installed Building Products, Inc. 5.75%, 2/1/2028 (c)	306	270
Intel Corp. 2.00%, 8/12/2031	64	49
International Game Technology plc
6.50%, 2/15/2025 (c)	3,008	3,011
6.25%, 1/15/2027 (c)	4,104	4,066
5.25%, 1/15/2029 (c)	442	410
IQVIA, Inc.
5.00%, 10/15/2026 (c)	4,336	4,133
5.00%, 5/15/2027 (c)	2,790	2,659
Iron Mountain, Inc.
4.88%, 9/15/2027 (c)	4,756	4,398
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
5.25%, 3/15/2028 (c)	2,013	1,852
4.50%, 2/15/2031 (c)	2,140	1,733
ITC Holdings Corp. 2.95%, 5/14/2030 (c)	155	126
James Hardie International Finance DAC 5.00%, 1/15/2028 (c)	450	407
Jazz Securities DAC 4.38%, 1/15/2029 (c)	3,347	2,970
JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (c)	1,631	1,555
JELD-WEN, Inc.
6.25%, 5/15/2025 (c)	1,197	1,119
4.63%, 12/15/2025 (c)	2,505	2,067
4.88%, 12/15/2027 (c)	3,250	2,424
John Deere Capital Corp. 4.35%, 9/15/2032	60	56
Kaiser Aluminum Corp.
4.63%, 3/1/2028 (b) (c)	1,500	1,312
4.50%, 6/1/2031 (c)	2,065	1,620
Kansas City Southern 3.50%, 5/1/2050	35	23
Kennedy-Wilson, Inc.
4.75%, 3/1/2029	1,545	1,253
5.00%, 3/1/2031 (b)	1,543	1,210
Keurig Dr Pepper, Inc. 3.20%, 5/1/2030	253	214
KeyCorp (SOFRINDX + 2.06%), 4.79%, 6/1/2033 (f)	15	14
KFC Holding Co. 4.75%, 6/1/2027 (c)	508	485
Kimco Realty Corp., REIT 2.25%, 12/1/2031	46	34
Kinder Morgan Energy Partners LP 4.70%, 11/1/2042	80	61
Kinetik Holdings LP 5.88%, 6/15/2030 (c)	1,911	1,793
KLA Corp.
4.65%, 7/15/2032	20	19
4.95%, 7/15/2052	20	17
Kontoor Brands, Inc. 4.13%, 11/15/2029 (c)	410	329
Korn Ferry 4.63%, 12/15/2027 (c)	450	409
Kraft Heinz Foods Co. 3.75%, 4/1/2030	155	138
Kroger Co. (The) 1.70%, 1/15/2031	176	131
L3Harris Technologies, Inc. 1.80%, 1/15/2031	185	138
LABL, Inc.
6.75%, 7/15/2026 (c)	8,760	8,322
10.50%, 7/15/2027 (b) (c)	2,020	1,818
Lamb Weston Holdings, Inc.
4.88%, 5/15/2028 (c)	774	719
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	69

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
4.13%, 1/31/2030 (c)	6,936	6,055
4.38%, 1/31/2032 (c)	1,338	1,149
Lear Corp. 2.60%, 1/15/2032	25	18
Level 3 Financing, Inc.
4.63%, 9/15/2027 (c)	4,657	4,041
3.63%, 1/15/2029 (b) (c)	1,404	1,071
LGI Homes, Inc. 4.00%, 7/15/2029 (c)	305	234
Liberty Interactive LLC 8.25%, 2/1/2030 (b)	2,370	1,480
Lithia Motors, Inc. 4.38%, 1/15/2031 (b) (c)	1,668	1,354
Live Nation Entertainment, Inc.
4.88%, 11/1/2024 (c)	2,560	2,486
5.63%, 3/15/2026 (c)	5,302	5,063
6.50%, 5/15/2027 (c)	8,885	8,837
4.75%, 10/15/2027 (c)	8,296	7,383
3.75%, 1/15/2028 (c)	1,403	1,221
Lockheed Martin Corp.
5.10%, 11/15/2027 (b)	116	116
5.25%, 1/15/2033	63	63
5.70%, 11/15/2054	40	40
Louisiana-Pacific Corp. 3.63%, 3/15/2029 (c)	520	423
Lowe's Cos., Inc.
1.70%, 9/15/2028	75	61
2.63%, 4/1/2031	166	133
3.70%, 4/15/2046	122	85
LPL Holdings, Inc.
4.63%, 11/15/2027 (c)	1,180	1,087
4.00%, 3/15/2029 (c)	1,226	1,070
Lumen Technologies, Inc.
5.13%, 12/15/2026 (b) (c)	15,795	13,524
4.00%, 2/15/2027 (b) (c)	6,160	5,237
Series G, 6.88%, 1/15/2028 (b)	799	675
4.50%, 1/15/2029 (c)	1,780	1,255
5.38%, 6/15/2029 (b) (c)	4,316	3,170
Series P, 7.60%, 9/15/2039	709	475
Series U, 7.65%, 3/15/2042 (b)	772	511
M/I Homes, Inc. 3.95%, 2/15/2030	853	633
Macy's Retail Holdings LLC 5.88%, 3/15/2030 (c)	771	647
Madison IAQ LLC
4.13%, 6/30/2028 (c)	750	621
5.88%, 6/30/2029 (c)	4,439	3,041
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Magnolia Oil & Gas Operating LLC 6.00%, 8/1/2026 (c)	500	486
Mallinckrodt International Finance SA
11.50%, 12/15/2028 (b) (c)	8,610	7,836
10.00%, 6/15/2029 (b) (c)	2,037	1,131
Marriott Ownership Resorts, Inc.
6.13%, 9/15/2025 (c)	973	962
4.75%, 1/15/2028	36	31
4.50%, 6/15/2029 (c)	656	549
Masonite International Corp. 5.38%, 2/1/2028 (c)	1,582	1,448
MasTec, Inc.
4.50%, 8/15/2028 (c)	5,891	5,229
6.63%, 8/15/2029 (c)	305	304
Matador Resources Co. 5.88%, 9/15/2026	1,093	1,074
Mattel, Inc.
3.15%, 3/15/2023	1,000	988
3.38%, 4/1/2026 (c)	1,297	1,183
5.88%, 12/15/2027 (c)	1,034	1,003
3.75%, 4/1/2029 (c)	1,624	1,401
Mauser Packaging Solutions Holding Co.
5.50%, 4/15/2024 (c)	7,447	7,298
7.25%, 4/15/2025 (c)	2,610	2,349
McDonald's Corp. 3.70%, 2/15/2042	137	102
McGraw-Hill Education, Inc. 5.75%, 8/1/2028 (c)	4,120	3,628
MDC Holdings, Inc. 2.50%, 1/15/2031	190	127
Medline Borrower LP
3.88%, 4/1/2029 (c)	7,574	6,188
5.25%, 10/1/2029 (b) (c)	5,302	4,129
Mellon Capital IV Series 1, (ICE LIBOR USD 3 Month + 0.57%), 4.09%, 11/28/2022 (d) (e) (f)	2,027	1,524
Meritage Homes Corp. 3.88%, 4/15/2029 (c)	1,226	985
MetLife Capital Trust IV 7.88%, 12/15/2037 (c)	7,703	8,067
MetLife, Inc.
Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 3.85%, 9/15/2025 (d) (e) (f)	7,815	6,867
Series D, (ICE LIBOR USD 3 Month + 2.96%), 5.87%, 3/15/2028 (d) (e) (f)	4,741	4,253
6.40%, 12/15/2036	8,756	8,080
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
9.25%, 4/8/2038 (c)	3,109	3,569
5.00%, 7/15/2052	30	26
MGIC Investment Corp. 5.25%, 8/15/2028	1,176	1,067
MGM Resorts International
6.00%, 3/15/2023	6,330	6,327
6.75%, 5/1/2025	1,495	1,476
5.75%, 6/15/2025	6,942	6,734
4.63%, 9/1/2026	2,640	2,409
5.50%, 4/15/2027	1,468	1,352
Midcontinent Communications 5.38%, 8/15/2027 (c)	2,488	2,267
Midwest Gaming Borrower LLC 4.88%, 5/1/2029 (c)	714	604
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (c)	4,232	4,184
Minerals Technologies, Inc. 5.00%, 7/1/2028 (c)	450	391
Mississippi Power Co. Series 12-A, 4.25%, 3/15/2042	128	99
MIWD Holdco II LLC 5.50%, 2/1/2030 (c)	1,208	932
Molina Healthcare, Inc.
4.38%, 6/15/2028 (c)	1,150	1,031
3.88%, 11/15/2030 (c)	3,655	3,106
Mondelez International, Inc. 1.50%, 2/4/2031	174	128
Moog, Inc. 4.25%, 12/15/2027 (c)	580	519
Morgan Stanley
Series M, (ICE LIBOR USD 3 Month + 4.44%), 5.87%, 9/15/2026 (d) (e) (f)	2,945	2,841
(SOFR + 0.86%), 1.51%, 7/20/2027 (f)	182	154
(SOFR + 1.61%), 4.21%, 4/20/2028 (f)	90	83
(SOFR + 1.02%), 1.93%, 4/28/2032 (f)	80	58
(SOFR + 1.20%), 2.51%, 10/20/2032 (f)	80	60
(SOFR + 1.49%), 3.22%, 4/22/2042 (f)	25	17
Moss Creek Resources Holdings, Inc.
7.50%, 1/15/2026 (c)	963	886
10.50%, 5/15/2027 (c)	168	161
MPLX LP 4.50%, 4/15/2038	141	112
MSCI, Inc. 4.00%, 11/15/2029 (c)	1,206	1,047
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Mueller Water Products, Inc. 4.00%, 6/15/2029 (c)	1,224	1,061
Murphy Oil USA, Inc. 3.75%, 2/15/2031 (c)	1,306	1,088
Nabors Industries Ltd. 7.25%, 1/15/2026 (c)	876	845
Nabors Industries, Inc. 5.75%, 2/1/2025 (b)	3,645	3,508
National CineMedia LLC 5.88%, 4/15/2028 (c)	1,130	454
National Rural Utilities Cooperative Finance Corp. (ICE LIBOR USD 3 Month + 3.63%), 5.25%, 4/20/2046 (f)	3,053	2,717
Nationstar Mortgage Holdings, Inc.
6.00%, 1/15/2027 (c)	450	401
5.50%, 8/15/2028 (c)	3,709	3,008
5.13%, 12/15/2030 (c)	2,280	1,705
5.75%, 11/15/2031 (c)	4,085	3,134
Navient Corp. 5.00%, 3/15/2027	1,330	1,121
NCR Corp.
5.75%, 9/1/2027 (c)	6,319	6,098
5.00%, 10/1/2028 (c)	2,390	2,008
5.13%, 4/15/2029 (c)	4,509	3,784
6.13%, 9/1/2029 (c)	5,370	5,118
NESCO Holdings II, Inc. 5.50%, 4/15/2029 (c)	1,187	1,041
Netflix, Inc.
4.88%, 4/15/2028	140	133
5.88%, 11/15/2028	7,453	7,397
5.38%, 11/15/2029 (c)	1,238	1,176
4.88%, 6/15/2030 (b) (c)	1,114	1,032
New Albertsons LP
7.75%, 6/15/2026	1,535	1,581
6.63%, 6/1/2028	613	585
7.45%, 8/1/2029	392	380
8.00%, 5/1/2031	2,108	2,171
Newell Brands, Inc.
4.45%, 4/1/2026 (h)	8,050	7,491
6.38%, 9/15/2027 (b)	748	731
6.63%, 9/15/2029 (b)	748	731
5.63%, 4/1/2036 (h)	4,455	3,702
News Corp.
3.88%, 5/15/2029 (c)	4,360	3,747
5.13%, 2/15/2032 (c)	2,090	1,865
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	71

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Nexstar Media, Inc.
5.63%, 7/15/2027 (c)	16,755	15,825
4.75%, 11/1/2028 (c)	4,787	4,201
NextEra Energy Capital Holdings, Inc.
5.00%, 7/15/2032	35	33
(ICE LIBOR USD 3 Month + 2.07%), 5.81%, 10/1/2066 (f)	5,650	4,607
(ICE LIBOR USD 3 Month + 2.13%), 5.42%, 6/15/2067 (f)	2,514	2,126
(ICE LIBOR USD 3 Month + 3.16%), 5.65%, 5/1/2079 (f)	4,282	3,618
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.55%), 3.80%, 3/15/2082 (f)	3,938	3,000
NextEra Energy Operating Partners LP
4.25%, 7/15/2024 (c)	1,811	1,756
4.25%, 9/15/2024 (c)	57	54
4.50%, 9/15/2027 (c)	986	917
NGL Energy Operating LLC 7.50%, 2/1/2026 (c)	2,272	2,055
NiSource, Inc.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.84%), 5.65%, 6/15/2023 (d) (e) (f)	8,367	7,698
1.70%, 2/15/2031	190	139
Nissan Motor Acceptance Co. LLC 2.45%, 9/15/2028 (c)	122	88
NMG Holding Co., Inc. 7.13%, 4/1/2026 (c)	8,290	7,877
NMI Holdings, Inc. 7.38%, 6/1/2025 (c)	411	411
Norfolk Southern Corp. 2.30%, 5/15/2031	132	105
Northern Oil and Gas, Inc. 8.13%, 3/1/2028 (c)	764	741
Novelis Corp.
3.25%, 11/15/2026 (c)	2,573	2,252
4.75%, 1/30/2030 (c)	4,705	3,997
3.88%, 8/15/2031 (c)	1,286	996
NRG Energy, Inc.
6.63%, 1/15/2027	2,341	2,342
5.75%, 1/15/2028	704	671
3.38%, 2/15/2029 (c)	1,950	1,624
5.25%, 6/15/2029 (c)	3,187	2,892
3.63%, 2/15/2031 (c)	1,788	1,423
3.88%, 2/15/2032 (c)	3,202	2,525
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
NuStar Logistics LP
5.75%, 10/1/2025	1,615	1,557
6.00%, 6/1/2026	2,167	2,101
5.63%, 4/28/2027 (b)	3,035	2,816
6.38%, 10/1/2030	2,025	1,877
Occidental Petroleum Corp.
5.88%, 9/1/2025	2,940	2,962
8.50%, 7/15/2027	6,264	6,811
6.38%, 9/1/2028	2,425	2,461
8.88%, 7/15/2030	6,661	7,560
6.63%, 9/1/2030	2,425	2,522
6.13%, 1/1/2031	3,981	3,991
Oceaneering International, Inc. 6.00%, 2/1/2028	1,175	1,048
ON Semiconductor Corp. 3.88%, 9/1/2028 (c)	3,751	3,305
Oncor Electric Delivery Co. LLC 4.55%, 9/15/2032 (c)	50	47
OneMain Finance Corp.
6.88%, 3/15/2025	1,155	1,120
7.13%, 3/15/2026	4,547	4,379
3.50%, 1/15/2027	1,267	1,038
6.63%, 1/15/2028	4,188	3,805
5.38%, 11/15/2029	1,405	1,152
4.00%, 9/15/2030	1,550	1,170
Option Care Health, Inc. 4.38%, 10/31/2029 (c)	513	443
Oracle Corp. 3.80%, 11/15/2037	279	203
O'Reilly Automotive, Inc. 4.70%, 6/15/2032	30	28
Organon & Co.
4.13%, 4/30/2028 (c)	7,878	6,939
5.13%, 4/30/2031 (c)	4,943	4,198
Outfront Media Capital LLC 5.00%, 8/15/2027 (b) (c)	2,492	2,243
Ovintiv, Inc. 8.13%, 9/15/2030	250	268
Owens & Minor, Inc.
4.50%, 3/31/2029 (b) (c)	3,412	2,642
6.63%, 4/1/2030 (c)	3,294	2,738
Owens-Brockway Glass Container, Inc.
6.38%, 8/15/2025 (c)	1,084	1,011
6.63%, 5/13/2027 (b) (c)	2,358	2,252
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (c)	4,802	4,250
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Papa John's International, Inc. 3.88%, 9/15/2029 (c)	407	331
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (c) (h)	6,648	5,082
Paramount Global
4.20%, 5/19/2032	145	116
(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (f)	10,759	9,008
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.00%), 6.37%, 3/30/2062 (f)	8,290	7,009
PennyMac Financial Services, Inc.
4.25%, 2/15/2029 (c)	480	364
5.75%, 9/15/2031 (c)	750	565
Performance Food Group, Inc.
6.88%, 5/1/2025 (c)	400	399
5.50%, 10/15/2027 (c)	4,211	3,980
4.25%, 8/1/2029 (c)	7,737	6,555
Permian Resources Operating LLC 5.38%, 1/15/2026 (c)	540	499
PetSmart, Inc.
4.75%, 2/15/2028 (c)	5,246	4,789
7.75%, 2/15/2029 (b) (c)	2,226	2,090
PG&E Corp.
5.00%, 7/1/2028 (b)	5,914	5,330
5.25%, 7/1/2030	503	445
PGT Innovations, Inc. 4.38%, 10/1/2029 (c)	2,099	1,741
Philip Morris International, Inc. 3.38%, 8/15/2029	195	167
Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (c)	10,815	7,117
Physicians Realty LP
3.95%, 1/15/2028	60	54
2.63%, 11/1/2031	20	15
Pike Corp. 5.50%, 9/1/2028 (c)	2,448	2,090
Plains All American Pipeline LP Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/28/2022 (d) (e) (f)	425	353
Playtika Holding Corp. 4.25%, 3/15/2029 (c)	50	42
PM General Purchaser LLC 9.50%, 10/1/2028 (c)	2,542	2,185
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
PNC Financial Services Group, Inc. (The)
Series R, (ICE LIBOR USD 3 Month + 3.04%), 4.85%, 6/1/2023 (d) (e) (f)	5,972	5,481
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.60%), 3.40%, 9/15/2026 (d) (e) (f)	7,215	5,384
Series S, (ICE LIBOR USD 3 Month + 3.30%), 5.00%, 11/1/2026 (d) (e) (f)	1,839	1,575
Series V, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.24%), 6.20%, 9/15/2027 (d) (e) (f)	6,445	6,105
Post Holdings, Inc.
5.75%, 3/1/2027 (c)	567	548
5.63%, 1/15/2028 (c)	5,278	4,934
5.50%, 12/15/2029 (c)	7,221	6,498
4.63%, 4/15/2030 (c)	3,100	2,616
PPL Capital Funding, Inc. Series A, (ICE LIBOR USD 3 Month + 2.67%), 6.34%, 3/30/2067 (f)	10,991	9,315
PRA Group, Inc. 5.00%, 10/1/2029 (c)	450	361
Presidio Holdings, Inc. 4.88%, 2/1/2027 (c)	2,415	2,230
Prestige Brands, Inc.
5.13%, 1/15/2028 (c)	900	836
3.75%, 4/1/2031 (c)	1,321	1,059
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (c)	9,707	9,448
3.38%, 8/31/2027 (c)	3,986	3,450
Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (d) (e) (f)	7,704	7,148
Prudential Financial, Inc.
(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (f)	6,456	6,383
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 5.12%, 3/1/2052 (f)	3,685	3,142
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.23%), 6.00%, 9/1/2052 (f)	3,040	2,777
Public Service Co. of Oklahoma Series J, 2.20%, 8/15/2031	158	122
Qwest Corp. 7.25%, 9/15/2025	325	328
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	73

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Rain CII Carbon LLC 7.25%, 4/1/2025 (c)	4,685	4,017
Range Resources Corp.
4.88%, 5/15/2025	3,485	3,362
8.25%, 1/15/2029	3,972	4,128
4.75%, 2/15/2030 (b) (c)	1,227	1,085
Raytheon Technologies Corp.
1.90%, 9/1/2031	329	249
4.15%, 5/15/2045	236	185
Realogy Group LLC
5.75%, 1/15/2029 (c)	685	492
5.25%, 4/15/2030 (c)	5,768	4,000
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	385	290
Rent-A-Center, Inc. 6.38%, 2/15/2029 (b) (c)	522	407
Resolute Forest Products, Inc. 4.88%, 3/1/2026 (c)	245	242
RHP Hotel Properties LP
4.75%, 10/15/2027	12,200	11,261
4.50%, 2/15/2029 (c)	2,463	2,161
Rite Aid Corp.
7.50%, 7/1/2025 (c)	3,803	2,669
8.00%, 11/15/2026 (c)	8,786	5,690
ROCC Holdings LLC 9.25%, 8/15/2026 (c)	442	436
Rockcliff Energy II LLC 5.50%, 10/15/2029 (c)	1,475	1,314
Rocket Mortgage LLC
2.88%, 10/15/2026 (c)	2,844	2,373
3.63%, 3/1/2029 (c)	3,148	2,440
4.00%, 10/15/2033 (c)	486	339
Rockies Express Pipeline LLC 4.80%, 5/15/2030 (c)	1,170	989
Royal Caribbean Cruises Ltd.
11.50%, 6/1/2025 (c)	4,466	4,810
11.63%, 8/15/2027 (b) (c)	5,792	5,554
8.25%, 1/15/2029 (b) (c)	3,455	3,444
9.25%, 1/15/2029 (b) (c)	3,465	3,517
Royalty Pharma plc 2.15%, 9/2/2031	86	63
RP Escrow Issuer LLC 5.25%, 12/15/2025 (c)	1,927	1,441
RR Donnelley & Sons Co. 8.25%, 7/1/2027 (b)	450	417
S&P Global, Inc. 2.90%, 3/1/2032 (c)	130	107
Sabre GLBL, Inc.
9.25%, 4/15/2025 (c)	1,432	1,387
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
7.38%, 9/1/2025 (b) (c)	2,875	2,699
SBA Communications Corp., REIT 3.13%, 2/1/2029	1,050	849
Scotts Miracle-Gro Co. (The)
5.25%, 12/15/2026 (b)	2,180	2,027
4.50%, 10/15/2029 (b)	2,857	2,316
4.00%, 4/1/2031 (b)	2,754	2,110
4.38%, 2/1/2032	3,297	2,495
Scripps Escrow II, Inc. 5.38%, 1/15/2031 (b) (c)	1,315	1,068
Scripps Escrow, Inc. 5.88%, 7/15/2027 (c)	1,565	1,418
Sempra Energy
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.88%, 10/15/2025 (d) (e) (f)	10,070	9,147
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.87%), 4.12%, 4/1/2052 (f)	7,222	5,435
Sensata Technologies BV
5.63%, 11/1/2024 (c)	412	409
5.00%, 10/1/2025 (c)	172	167
4.00%, 4/15/2029 (c)	5,525	4,653
5.88%, 9/1/2030 (c)	1,870	1,777
Sensata Technologies, Inc. 3.75%, 2/15/2031 (c)	878	699
Service Corp. International
7.50%, 4/1/2027	2,735	2,820
4.63%, 12/15/2027	825	764
5.13%, 6/1/2029	3,005	2,799
3.38%, 8/15/2030	3,240	2,615
4.00%, 5/15/2031	872	724
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	300	276
Sinclair Television Group, Inc.
5.13%, 2/15/2027 (b) (c)	2,890	2,428
5.50%, 3/1/2030 (b) (c)	1,365	1,021
4.13%, 12/1/2030 (c)	2,735	2,106
Sirius XM Radio, Inc.
5.00%, 8/1/2027 (c)	22,435	20,640
4.00%, 7/15/2028 (c)	5,850	5,029
5.50%, 7/1/2029 (c)	5,920	5,460
4.13%, 7/1/2030 (c)	680	556
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Six Flags Entertainment Corp.
4.88%, 7/31/2024 (c)	6,691	6,479
5.50%, 4/15/2027 (b) (c)	6,054	5,449
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (c)	700	707
SM Energy Co.
5.63%, 6/1/2025	3,980	3,866
6.75%, 9/15/2026	1,038	1,022
6.50%, 7/15/2028	1,006	976
Sonic Automotive, Inc. 4.63%, 11/15/2029 (c)	2,821	2,209
Southern California Edison Co. Series E, (ICE LIBOR USD 3 Month + 4.20%), 6.98%, 11/28/2022 (d) (e) (f)	2,040	1,995
Southern Co. Gas Capital Corp.
Series 20-A, 1.75%, 1/15/2031	60	44
5.15%, 9/15/2032	20	19
Southwestern Energy Co.
7.75%, 10/1/2027	1,705	1,754
5.38%, 3/15/2030	4,399	4,069
4.75%, 2/1/2032	928	801
Spectrum Brands, Inc.
5.75%, 7/15/2025	91	90
5.00%, 10/1/2029 (c)	2,486	2,039
5.50%, 7/15/2030 (c)	5,413	4,345
3.88%, 3/15/2031 (c)	3,061	2,257
Spirit AeroSystems, Inc.
5.50%, 1/15/2025 (c)	1,147	1,107
7.50%, 4/15/2025 (c)	4,150	4,032
Sprint Capital Corp.
6.88%, 11/15/2028	6,265	6,465
8.75%, 3/15/2032	18,554	21,776
Sprint Corp.
7.88%, 9/15/2023	10,601	10,775
7.63%, 2/15/2025	20,869	21,443
7.63%, 3/1/2026	29,453	30,742
SRS Distribution, Inc. 4.63%, 7/1/2028 (c)	5,500	4,829
SS&C Technologies, Inc. 5.50%, 9/30/2027 (c)	10,123	9,412
Stagwell Global LLC 5.63%, 8/15/2029 (c)	4,831	4,167
Standard Industries, Inc.
5.00%, 2/15/2027 (c)	1,647	1,491
4.75%, 1/15/2028 (c)	9,295	8,145
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
4.38%, 7/15/2030 (c)	225	182
3.38%, 1/15/2031 (c)	1,408	1,053
Staples, Inc.
7.50%, 4/15/2026 (c)	15,693	13,631
10.75%, 4/15/2027 (c)	7,739	5,636
State Street Corp.
Series H, (ICE LIBOR USD 3 Month + 2.54%), 5.63%, 12/15/2023 (d) (e) (f)	4,393	4,020
(SOFR + 0.73%), 2.20%, 2/7/2028 (f)	290	252
Station Casinos LLC 4.50%, 2/15/2028 (b) (c)	5,304	4,569
Stericycle, Inc. 3.88%, 1/15/2029 (c)	1,821	1,582
Stevens Holding Co., Inc. 6.13%, 10/1/2026 (c)	1,940	1,943
StoneX Group, Inc. 8.63%, 6/15/2025 (c)	123	121
Summit Materials LLC 5.25%, 1/15/2029 (c)	952	869
Summit Midstream Holdings LLC 8.50%, 10/15/2026 (c)	2,093	2,009
Sunoco LP
5.88%, 3/15/2028	423	403
4.50%, 5/15/2029	2,780	2,388
4.50%, 4/30/2030	4,242	3,607
SVB Financial Group
Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.20%), 4.00%, 5/15/2026 (d) (e) (f)	10,358	7,248
Series D, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.07%), 4.25%, 11/15/2026 (d) (e) (f)	2,300	1,538
Switch Ltd.
3.75%, 9/15/2028 (c)	845	853
4.13%, 6/15/2029 (c)	1,447	1,448
Sylvamo Corp. 7.00%, 9/1/2029 (c)	522	485
Synaptics, Inc. 4.00%, 6/15/2029 (b) (c)	1,584	1,308
Syneos Health, Inc. 3.63%, 1/15/2029 (c)	911	754
Sysco Corp.
3.25%, 7/15/2027	265	239
2.40%, 2/15/2030	186	150
Take-Two Interactive Software, Inc.
3.70%, 4/14/2027	100	92
4.00%, 4/14/2032	30	26
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	75

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Tallgrass Energy Partners LP
7.50%, 10/1/2025 (c)	7,631	7,707
6.00%, 3/1/2027 (c)	1,000	944
5.50%, 1/15/2028 (c)	710	637
6.00%, 12/31/2030 (c)	2,053	1,858
6.00%, 9/1/2031 (c)	4,277	3,807
Targa Resources Partners LP
6.50%, 7/15/2027	7,393	7,337
5.00%, 1/15/2028	1,745	1,609
6.88%, 1/15/2029	1,906	1,899
4.88%, 2/1/2031	4,010	3,538
4.00%, 1/15/2032	3,301	2,709
Target Corp. 4.50%, 9/15/2032	70	66
TEGNA, Inc.
4.75%, 3/15/2026 (b) (c)	541	526
4.63%, 3/15/2028	2,402	2,286
Tempur Sealy International, Inc.
4.00%, 4/15/2029 (c)	7,711	6,201
3.88%, 10/15/2031 (b) (c)	3,185	2,392
Tenet Healthcare Corp.
4.63%, 7/15/2024	2,244	2,188
4.88%, 1/1/2026 (c)	22,644	21,399
6.25%, 2/1/2027 (c)	17,904	17,086
5.13%, 11/1/2027 (c)	11,231	10,347
4.25%, 6/1/2029 (c)	3,354	2,826
6.13%, 6/15/2030 (c)	4,044	3,733
Tenneco, Inc.
5.00%, 7/15/2026 (b)	4,090	4,079
7.88%, 1/15/2029 (c)	2,336	2,308
5.13%, 4/15/2029 (c)	2,780	2,748
Terex Corp. 5.00%, 5/15/2029 (c)	5,609	5,004
Thor Industries, Inc. 4.00%, 10/15/2029 (c)	510	412
T-Mobile USA, Inc.
4.75%, 2/1/2028	12,087	11,440
2.25%, 11/15/2031	542	410
Topaz Solar Farms LLC 5.75%, 9/30/2039 (c)	360	342
TopBuild Corp. 3.63%, 3/15/2029 (c)	820	652
TransDigm, Inc. 6.25%, 3/15/2026 (c)	9,380	9,253
Transocean Guardian Ltd. 5.88%, 1/15/2024 (c)	861	837
Transocean Pontus Ltd. 6.13%, 8/1/2025 (c)	3,251	3,129
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Transocean Poseidon Ltd. 6.88%, 2/1/2027 (c)	2,066	1,978
Transocean Proteus Ltd. 6.25%, 12/1/2024 (b) (c)	277	270
TreeHouse Foods, Inc. 4.00%, 9/1/2028	517	436
Tri Pointe Homes, Inc.
5.25%, 6/1/2027	1,000	860
5.70%, 6/15/2028	128	111
TriMas Corp. 4.13%, 4/15/2029 (c)	4,555	3,912
TriNet Group, Inc. 3.50%, 3/1/2029 (c)	1,308	1,084
Trinseo Materials Operating SCA
5.38%, 9/1/2025 (c)	9,060	7,010
5.13%, 4/1/2029 (c)	2,568	1,457
Triton Water Holdings, Inc. 6.25%, 4/1/2029 (c)	2,758	2,089
Triumph Group, Inc.
8.88%, 6/1/2024 (c)	213	215
6.25%, 9/15/2024 (b) (c)	545	504
7.75%, 8/15/2025 (b)	1,670	1,265
Truist Financial Corp.
Series M, (ICE LIBOR USD 3 Month + 2.79%), 5.12%, 12/15/2027 (d) (e) (f)	2,346	1,871
Series Q, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.35%), 5.10%, 3/1/2030 (d) (e) (f)	12,184	10,662
TTM Technologies, Inc. 4.00%, 3/1/2029 (c)	617	515
Tucson Electric Power Co. 1.50%, 8/1/2030	30	22
Uber Technologies, Inc. 4.50%, 8/15/2029 (c)	3,800	3,257
UDR, Inc.
3.20%, 1/15/2030	160	132
3.00%, 8/15/2031	41	32
United Airlines Holdings, Inc.
5.00%, 2/1/2024 (b)	2,404	2,344
4.88%, 1/15/2025 (b)	2,345	2,239
United Airlines, Inc. 4.38%, 4/15/2026 (c)	4,662	4,255
United Rentals North America, Inc.
5.50%, 5/15/2027	3,236	3,157
4.88%, 1/15/2028	3,315	3,083
5.25%, 1/15/2030	2,500	2,319
3.88%, 2/15/2031	5,089	4,219
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
United States Cellular Corp. 6.70%, 12/15/2033	2,500	2,381
United States Steel Corp. 6.88%, 3/1/2029 (b)	993	911
UnitedHealth Group, Inc.
5.25%, 2/15/2028	70	70
4.20%, 5/15/2032	60	55
5.35%, 2/15/2033	65	65
3.05%, 5/15/2041	75	53
5.88%, 2/15/2053	23	23
Univision Communications, Inc.
6.63%, 6/1/2027 (c)	1,510	1,491
4.50%, 5/1/2029 (c)	1,489	1,254
7.38%, 6/30/2030 (c)	4,141	4,006
US Bancorp
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.54%), 3.70%, 1/15/2027 (d) (e) (f)	6,765	5,260
Series J, (ICE LIBOR USD 3 Month + 2.91%), 5.30%, 4/15/2027 (d) (e) (f)	1,414	1,188
(SOFR + 1.66%), 4.55%, 7/22/2028 (f)	35	33
US Foods, Inc. 4.63%, 6/1/2030 (c)	2,017	1,750
Vail Resorts, Inc. 6.25%, 5/15/2025 (c)	1,142	1,136
Valvoline, Inc. 4.25%, 2/15/2030 (c)	1,400	1,348
Varex Imaging Corp. 7.88%, 10/15/2027 (c)	247	241
Vector Group Ltd. 5.75%, 2/1/2029 (c)	1,245	1,089
Venator Finance SARL 5.75%, 7/15/2025 (b) (c)	3,375	1,114
Ventas Realty LP, REIT 4.00%, 3/1/2028	100	90
Verizon Communications, Inc.
4.40%, 11/1/2034	246	213
4.27%, 1/15/2036	150	126
3.40%, 3/22/2041	112	80
Viavi Solutions, Inc. 3.75%, 10/1/2029 (c)	1,738	1,451
VICI Properties LP
5.63%, 5/1/2024 (c)	1,490	1,471
3.50%, 2/15/2025 (c)	308	286
4.63%, 6/15/2025 (c)	2,251	2,110
4.50%, 9/1/2026 (c)	995	906
4.25%, 12/1/2026 (c)	8,012	7,298
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
5.75%, 2/1/2027 (c)	4,882	4,612
3.75%, 2/15/2027 (c)	2,094	1,835
4.50%, 1/15/2028 (c)	555	487
3.88%, 2/15/2029 (c)	3,853	3,244
4.63%, 12/1/2029 (c)	4,688	4,076
4.13%, 8/15/2030 (c)	1,620	1,338
Victors Merger Corp. 6.38%, 5/15/2029 (b) (c)	569	293
Virtusa Corp. 7.13%, 12/15/2028 (c)	310	222
Vista Outdoor, Inc. 4.50%, 3/15/2029 (c)	7,352	5,744
Vistra Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.74%), 7.00%, 12/15/2026 (c) (d) (e) (f)	1,712	1,514
Vistra Operations Co. LLC
5.50%, 9/1/2026 (c)	212	204
5.63%, 2/15/2027 (c)	6,875	6,554
5.00%, 7/31/2027 (c)	50	46
4.38%, 5/1/2029 (c)	1,498	1,281
VM Consolidated, Inc. 5.50%, 4/15/2029 (c)	357	312
VMware, Inc. 2.20%, 8/15/2031	286	208
Wabash National Corp. 4.50%, 10/15/2028 (c)	3,121	2,624
Warnermedia Holdings, Inc.
3.76%, 3/15/2027 (c)	60	53
4.28%, 3/15/2032 (c)	135	109
5.05%, 3/15/2042 (c)	50	37
Warrior Met Coal, Inc. 7.88%, 12/1/2028 (c)	976	962
WEC Energy Group, Inc. 1.80%, 10/15/2030	100	76
Weekley Homes LLC 4.88%, 9/15/2028 (c)	599	482
Wells Fargo & Co.
Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024 (d) (e) (f)	4,432	4,019
Series U, (ICE LIBOR USD 3 Month + 3.99%), 5.87%, 6/15/2025 (d) (e) (f)	1,707	1,639
Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (d) (e) (f)	12,072	10,249
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	77

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
(SOFR + 2.10%), 4.90%, 7/25/2033 (f)	110	101
Wesco Aircraft Holdings, Inc.
8.50%, 11/15/2024 (c)	1,046	544
9.00%, 11/15/2026 (b) (c)	10,989	6,923
13.13%, 11/15/2027 (c)	444	120
WESCO Distribution, Inc.
7.13%, 6/15/2025 (c)	5,708	5,763
7.25%, 6/15/2028 (c)	5,708	5,791
William Carter Co. (The) 5.63%, 3/15/2027 (c)	8,403	7,989
Williams Cos., Inc. (The) 2.60%, 3/15/2031	85	67
Winnebago Industries, Inc. 6.25%, 7/15/2028 (c)	305	284
WMG Acquisition Corp.
3.75%, 12/1/2029 (c)	5,431	4,521
3.00%, 2/15/2031 (c)	3,119	2,434
WP Carey, Inc.
2.40%, 2/1/2031	150	113
2.45%, 2/1/2032	30	22
WR Grace Holdings LLC
5.63%, 10/1/2024 (c)	1,010	990
4.88%, 6/15/2027 (c)	250	219
5.63%, 8/15/2029 (c)	1,596	1,234
Wynn Las Vegas LLC 5.50%, 3/1/2025 (c)	11,657	11,033
Wynn Resorts Finance LLC 5.13%, 10/1/2029 (c)	6,555	5,214
XPO Escrow Sub LLC 7.50%, 11/15/2027 (c)	2,956	2,949
Yum! Brands, Inc.
3.88%, 11/1/2023 (b)	526	517
4.75%, 1/15/2030 (c)	1,834	1,639
3.63%, 3/15/2031	3,713	2,980
4.63%, 1/31/2032	3,567	3,050
Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (b) (c)	3,871	2,990
Ziff Davis, Inc. 4.63%, 10/15/2030 (c)	1,271	1,074
Zimmer Biomet Holdings, Inc. 2.60%, 11/24/2031	39	30
Zoetis, Inc. 2.00%, 5/15/2030	182	143
ZoomInfo Technologies LLC 3.88%, 2/1/2029 (c)	1,242	1,038
		2,834,158
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Uzbekistan — 0.0% ^
Uzbekneftegaz JSC 4.75%, 11/16/2028 (c)	1,350	999
Total Corporate Bonds (Cost $3,902,266)		3,400,362
Equity Linked Notes — 7.1%
Canada — 2.1%
National Bank of Canada, ELN, 8.00%, 12/28/2022, (linked to NASDAQ - 100 Index) (c)	9	105,405
Royal Bank of Canada, ELN, 8.00%, 12/21/2022, (linked to NASDAQ - 100 Index) (c)	9	105,182
		210,587
France — 2.0%
BNP Paribas, ELN, 8.00%, 11/23/2022, (linked to NASDAQ - 100 Index) (c)	9	98,194
Societe Generale SA, ELN, 8.00%, 12/15/2022, (linked to NASDAQ - 100 Index) (c)	9	103,957
		202,151
United Kingdom — 1.0%
Barclays Bank plc, ELN, 8.00%, 12/12/2022, (linked to NASDAQ - 100 Index) (a)	9	102,909
United States — 2.0%
Citigroup Global Markets Holdings, Inc., ELN, 8.00%, 12/5/2022, (linked to NASDAQ - 100 Index) (a)	8	99,757
Citigroup Global Markets Holdings, Inc., ELN, 9.00%, 12/30/2022, (linked to NASDAQ - 100 Index) (a)	9	102,875
		202,632
Total Equity Linked Notes (Cost $759,242)		718,279
Commercial Mortgage-Backed Securities — 4.3%
United States — 4.3%
BANK
Series 2019-BN16, Class D, 3.00%, 2/15/2052 ‡ (c)	2,500	1,739
Series 2019-BN16, Class F, 3.69%, 2/15/2052 ‡ (c) (k)	2,000	1,132
Series 2019-BN21, Class F, 2.68%, 10/17/2052 ‡ (c)	2,000	1,035
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
United States — continued
Series 2019-BN23, Class D, 2.50%, 12/15/2052 ‡ (c)	4,000	2,603
Series 2020-BN30, Class F, 2.00%, 12/15/2053 ‡ (c) (k)	1,500	606
Series 2021-BN31, Class E, 2.50%, 2/15/2054 ‡ (c) (k)	2,500	1,385
Series 2017-BNK5, Class D, 3.08%, 6/15/2060 ‡ (c) (k)	8,500	6,236
Series 2018-BN14, Class F, 3.94%, 9/15/2060 ‡ (c)	1,534	790
Series 2018-BN15, Class E, 3.00%, 11/15/2061 ‡ (c)	1,000	628
Series 2019-BN18, Class F, 3.33%, 5/15/2062 ‡ (c)	4,699	2,309
Series 2019-BN24, Class D, 2.50%, 11/15/2062 ‡ (c)	1,000	651
Series 2020-BN26, Class D, 2.50%, 3/15/2063 ‡ (c)	1,350	862
Series 2020-BN28, Class E, 2.50%, 3/15/2063 ‡ (c)	3,000	1,718
BBCMS MORTGAGE TRUST Series 2017-C1, Class D, 3.49%, 2/15/2050 ‡ (c) (k)	2,887	2,140
Benchmark Mortgage Trust
Series 2018-B1, Class D, 2.75%, 1/15/2051 ‡ (c)	975	629
Series 2019-B9, Class F, 3.75%, 3/15/2052 ‡ (c) (k)	6,590	3,757
Series 2019-B11, Class D, 3.00%, 5/15/2052 ‡ (c)	4,000	2,667
Series 2020-B21, Class E, 2.00%, 12/17/2053 ‡ (c)	2,500	1,296
Series 2020-B21, Class F, 2.00%, 12/17/2053 ‡ (c)	1,500	606
Series 2021-B26, Class F, 1.87%, 6/15/2054 ‡ (c) (k)	9,851	3,472
Series 2019-B14, Class E, 2.50%, 12/15/2062 ‡ (c)	1,415	841
Series 2019-B15, Class E, 2.75%, 12/15/2072 ‡ (c)	4,391	2,542
BX Series 2021-MFM1, Class G, 7.31%, 1/15/2034 ‡ (c) (k)	750	682
BX Commercial Mortgage Trust
Series 2020-VIV2, Class C, 3.54%, 3/9/2044 ‡ (c) (k)	30,590	22,721
Series 2020-VIV3, Class B, 3.54%, 3/9/2044 (c) (k)	2,500	1,964
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class E, 5.56%, 12/15/2037 ‡ (c) (k)	2,690	2,555
CD Mortgage Trust
Series 2016-CD2, Class C, 3.98%, 11/10/2049 ‡ (k)	750	603
Series 2017-CD4, Class D, 3.30%, 5/10/2050 ‡ (c)	1,000	742
Series 2017-CD5, Class D, 3.35%, 8/15/2050 ‡ (c)	1,831	1,316
Series 2017-CD6, Class C, 4.23%, 11/13/2050 ‡ (k)	1,371	1,156
Series 2018-CD7, Class D, 3.10%, 8/15/2051 ‡ (c) (k)	2,000	1,364
CFCRE Commercial Mortgage Trust Series 2016-C6, Class D, 4.19%, 11/10/2049 ‡ (c) (k)	1,000	753
CGMS Commercial Mortgage Trust Series 2017-B1, Class E, 3.30%, 8/15/2050 ‡ (c) (k)	3,000	1,797
Citigroup Commercial Mortgage Trust
Series 2019-PRM, Class E, 4.73%, 5/10/2036 ‡ (c) (k)	2,750	2,700
Series 2015-GC27, Class D, 4.42%, 2/10/2048 ‡ (c) (k)	3,756	3,223
Series 2015-GC29, Class C, 4.14%, 4/10/2048 ‡ (k)	2,000	1,826
Series 2015-P1, Class D, 3.23%, 9/15/2048 ‡ (c)	2,000	1,645
Series 2016-C1, Class D, 4.94%, 5/10/2049 (c) (k)	2,225	1,838
Series 2016-C2, Class D, 3.25%, 8/10/2049 ‡ (c) (k)	1,000	759
Series 2016-P6, Class D, 3.25%, 12/10/2049 ‡ (c)	1,325	983
Series 2017-P7, Class D, 3.25%, 4/14/2050 ‡ (c)	3,000	2,008
Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (k)	910	801
Series 2017-P7, Class C, 4.41%, 4/14/2050 ‡ (k)	3,295	2,746
Series 2020-GC46, Class E, 2.60%, 2/15/2053 ‡ (c)	4,500	2,695
Commercial Mortgage Trust
Series 2020-CBM, Class F, 3.63%, 2/10/2037 ‡ (c) (k)	2,750	2,316
Series 2014-CR15, Class C, 4.67%, 2/10/2047 ‡ (k)	3,375	3,238
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	79

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
United States — continued
Series 2014-LC15, Class D, 5.00%, 4/10/2047 ‡ (c) (k)	1,500	1,380
Series 2014-CR19, Class D, 4.70%, 8/10/2047 ‡ (c) (k)	400	360
Series 2014-UBS5, Class D, 3.50%, 9/10/2047 ‡ (c)	5,100	4,167
Series 2014-LC17, Class D, 3.69%, 10/10/2047 (c)	3,250	2,856
Series 2015-CR22, Class E, 3.00%, 3/10/2048 ‡ (c)	2,500	1,950
Series 2015-CR22, Class D, 4.07%, 3/10/2048 ‡ (c) (k)	1,000	864
Series 2015-LC21, Class D, 4.33%, 7/10/2048 ‡ (k)	450	380
Series 2015-CR24, Class D, 3.46%, 8/10/2048 ‡ (k)	2,134	1,744
Series 2015-CR25, Class D, 3.77%, 8/10/2048 ‡ (k)	2,000	1,608
Series 2015-CR27, Class D, 3.45%, 10/10/2048 ‡ (c) (k)	500	409
Series 2015-CR26, Class D, 3.47%, 10/10/2048 ‡ (k)	2,500	2,047
Series 2015-LC23, Class D, 3.57%, 10/10/2048 ‡ (c) (k)	2,750	2,329
Series 2015-LC23, Class E, 3.57%, 10/10/2048 ‡ (c) (k)	1,500	1,198
Series 2016-CR28, Class D, 3.85%, 2/10/2049 ‡ (k)	1,350	1,148
Series 2016-CR28, Class C, 4.60%, 2/10/2049 ‡ (k)	2,000	1,807
Series 2018-COR3, Class D, 2.81%, 5/10/2051 ‡ (c) (k)	2,000	1,337
CSAIL Commercial Mortgage Trust
Series 2015-C4, Class C, 4.56%, 11/15/2048 ‡ (k)	2,500	2,275
Series 2019-C15, Class C, 4.99%, 3/15/2052 ‡ (k)	3,835	3,271
Series 2015-C2, Class B, 4.21%, 6/15/2057 ‡ (k)	1,000	882
DBJPM Mortgage Trust
Series 2016-C3, Class D, 3.48%, 8/10/2049 ‡ (c) (k)	1,170	839
Series 2016-C3, Class E, 4.23%, 8/10/2049 ‡ (c) (k)	1,250	829
FHLMC Multiclass Certificates Series 2020-RR05, Class X, IO, 2.01%, 1/27/2029	17,110	1,723
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
FHLMC, Multi-Family Structured Credit Risk
Series MN2, Class B1, 8.50%, 7/25/2041 (c) (k)	2,000	1,622
Series 2021-MN1, Class M1, 5.00%, 1/25/2051 (c) (k)	377	352
Series MN1, Class M2, 6.75%, 1/25/2051 (c) (k)	11,750	10,462
Series 2021-MN1, Class B1, 10.75%, 1/25/2051 (c) (k)	2,650	2,496
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K033, Class X1, IO, 0.28%, 7/25/2023 (k)	102,115	146
Series KC03, Class X1, IO, 0.48%, 11/25/2024 (k)	61,866	642
Series K734, Class X3, IO, 2.17%, 7/25/2026 (k)	13,025	825
Series KC04, Class X1, IO, 1.25%, 12/25/2026 (k)	14,888	443
Series K084, Class X3, IO, 2.24%, 11/25/2028 (k)	6,000	639
Series K090, Class X3, IO, 2.31%, 10/25/2029 (k)	1,750	198
Series K723, Class X3, IO, 1.91%, 10/25/2034 (k)	6,544	109
Series Q012, Class X, IO, 4.12%, 9/25/2035 (k)	23,290	4,536
Series K054, Class X3, IO, 1.60%, 4/25/2043 (k)	17,000	734
Series K067, Class X3, IO, 2.11%, 9/25/2044 (k)	34,106	2,763
Series K727, Class X3, IO, 2.00%, 10/25/2044 (k)	33,818	1,049
Series K068, Class X3, IO, 2.06%, 10/25/2044 (k)	11,050	880
Series K059, Class X3, IO, 1.92%, 11/25/2044 (k)	24,693	1,556
Series K729, Class X3, IO, 1.97%, 11/25/2044 (k)	37,637	1,246
Series K060, Class X3, IO, 1.90%, 12/25/2044 (k)	1,000	62
Series K061, Class X3, IO, 1.98%, 12/25/2044 (k)	1,544	102
Series K066, Class X3, IO, 2.16%, 8/25/2045 (k)	20,000	1,640
Series K728, Class X3, IO, 1.96%, 11/25/2045 (k)	8,120	307
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
United States — continued
Series K071, Class X3, IO, 2.01%, 11/25/2045 (k)	5,000	411
Series K089, Class X3, IO, 2.30%, 1/25/2046 (k)	22,283	2,523
Series K087, Class X3, IO, 2.32%, 1/25/2046 (k)	18,300	2,003
Series K082, Class X3, IO, 2.21%, 10/25/2046 (k)	11,750	1,196
Series K102, Class X3, IO, 1.89%, 12/25/2046 (k)	1,180	118
Series K088, Class X3, IO, 2.35%, 2/25/2047 (k)	11,130	1,283
Series K093, Class X3, IO, 2.21%, 5/25/2047 (k)	15,000	1,664
Series K116, Class X3, IO, 3.02%, 9/25/2047 (k)	10,500	1,792
Series K108, Class X3, IO, 3.49%, 4/25/2048 (k)	19,600	3,720
Series 2022-MN4, Class B1, 12.50%, 5/25/2052 (c) (k)	4,000	3,817
FNMA ACES
Series 2019-M21, Class X2, IO, 1.30%, 2/25/2031 (k)	5,729	446
Series 2016-M4, Class X2, IO, 2.67%, 1/25/2039 (k)	7,003	116
FNMA, Multi-Family REMIC Trust Series 2020-M37, Class X, IO, 1.05%, 4/25/2032 (k)	25,773	1,422
FREMF Mortgage Trust
Series 2017-KF31, Class B, 6.04%, 4/25/2024 (c) (k)	1,322	1,314
Series 2017-KF32, Class B, 5.69%, 5/25/2024 (c) (k)	1,581	1,561
Series 2017-KF38, Class B, 5.64%, 9/25/2024 (c) (k)	632	620
Series 2018-KF47, Class B, 5.14%, 5/25/2025 (c) (k)	1,348	1,331
Series 2018-KF49, Class B, 5.04%, 6/25/2025 (c) (k)	157	152
Series 2018-KF51, Class C, 9.14%, 8/25/2025 (c) (k)	2,802	2,778
Series 2019-KC03, Class B, 4.38%, 1/25/2026 (c) (k)	2,304	2,132
Series 2019-KF58, Class B, 5.29%, 1/25/2026 (c) (k)	906	890
Series 2019-KF62, Class B, 5.19%, 4/25/2026 (c) (k)	548	536
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2017-KL1E, Class BE, 3.91%, 2/25/2027 (c) (k)	186	156
Series 2017-KF33, Class B, 5.69%, 6/25/2027 (c) (k)	566	589
Series 2017-KF40, Class B, 5.84%, 11/25/2027 (c) (k)	978	964
Series 2018-KF43, Class B, 5.29%, 1/25/2028 (c) (k)	1,454	1,411
Series 21K-F116, Class CS, 8.87%, 6/25/2028 (c) (k)	8,985	9,053
Series 2018-KF50, Class B, 5.04%, 7/25/2028 (c) (k)	293	288
Series 2018-K82, Class B, 4.13%, 9/25/2028 (c) (k)	1,460	1,329
Series 2018-KSW4, Class C, 8.14%, 10/25/2028 (k)	3,866	3,602
Series 2019-KF59, Class B, 5.49%, 2/25/2029 (c) (k)	2,204	2,127
Series 2019-KG01, Class B, 4.17%, 4/25/2029 (c) (k)	3,090	2,709
Series 2019-KW09, Class X2A, IO, 0.10%, 5/25/2029 (c)	282,815	1,200
Series 2019-KF63, Class B, 5.49%, 5/25/2029 (c) (k)	3,019	2,996
Series 2019-KW09, Class C, PO, 6/25/2029 (c)	24,011	13,884
Series 2019-KW09, Class X2B, IO, 0.10%, 6/25/2029 (c)	32,681	156
Series 2017-K153, Class B, PO, 4/25/2032 (c)	10,281	4,441
Series 2017-K729, Class B, 3.67%, 11/25/2049 (c) (k)	1,400	1,333
Series 2017-K724, Class D, PO, 12/25/2049 (c)	20,000	17,842
Series 2017-K724, Class X2A, IO, 0.10%, 12/25/2049 (c)	152,085	81
Series 2017-K724, Class X2B, IO, 0.10%, 12/25/2049 (c)	52,000	38
Series 2019-K103, Class B, 3.46%, 12/25/2051 (c) (k)	970	825
GNMA
Series 2012-44, IO, 0.03%, 3/16/2049 (k)	3,651	1
Series 2015-86, IO, 0.42%, 5/16/2052 (k)	4,072	74
Series 2013-7, IO, 0.30%, 5/16/2053 (k)	35,053	291
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	81

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
United States — continued
Series 2012-89, IO, 0.16%, 12/16/2053 (k)	6,876	10
Series 2014-186, IO, 0.38%, 8/16/2054 (k)	3,947	44
Series 2015-33, IO, 0.26%, 2/16/2056 (k)	4,336	47
Series 2015-59, IO, 0.89%, 6/16/2056 (k)	3,664	106
Series 2016-40, IO, 0.61%, 7/16/2057 (k)	7,865	185
Series 2016-157, IO, 0.90%, 11/16/2057 (k)	10,225	444
Series 2016-71, Class QI, IO, 0.93%, 11/16/2057 (k)	43,841	1,814
Series 2016-151, IO, 0.85%, 6/16/2058 (k)	37,385	1,447
Series 2017-54, IO, 0.68%, 12/16/2058 (k)	3,557	138
Series 2017-86, IO, 0.69%, 5/16/2059 (k)	1,795	69
Series 2017-148, IO, 0.56%, 7/16/2059 (k)	8,388	289
Series 2019-53, Class IA, IO, 0.78%, 6/16/2061 (k)	6,039	332
Series 2020-145, IO, 0.73%, 3/16/2063 (k)	55,947	3,134
GS Mortgage Securities Trust
Series 2012-GCJ9, Class D, 4.63%, 11/10/2045 ‡ (c) (k)	500	495
Series 2013-GC12, Class E, 3.25%, 6/10/2046 ‡ (c)	800	743
Series 2013-GC12, Class D, 4.45%, 6/10/2046 ‡ (c) (k)	750	720
Series 2015-GC28, Class D, 4.31%, 2/10/2048 ‡ (c) (k)	2,500	2,195
Series 2017-GS5, Class D, 3.51%, 3/10/2050 ‡ (c) (k)	2,900	2,182
Series 2017-GS6, Class D, 3.24%, 5/10/2050 ‡ (c)	1,750	1,291
Series 2015-GC30, Class D, 3.38%, 5/10/2050 ‡	1,250	1,044
Series 2019-GC40, Class E, 3.00%, 7/10/2052 ‡ (c)	2,250	1,433
Jackson Park Trust
Series 2019-LIC, Class E, 3.24%, 10/14/2039 ‡ (c) (k)	3,625	2,448
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2019-LIC, Class F, 3.24%, 10/14/2039 ‡ (c) (k)	4,170	2,704
JPMBB Commercial Mortgage Securities Trust
Series 2013-C15, Class E, 3.50%, 11/15/2045 ‡ (c)	2,000	1,808
Series 2013-C17, Class D, 4.88%, 1/15/2047 ‡ (c) (k)	1,250	1,159
Series 2014-C21, Class D, 4.64%, 8/15/2047 ‡ (c) (k)	2,049	1,777
Series 2014-C26, Class D, 3.88%, 1/15/2048 ‡ (c) (k)	1,000	863
Series 2015-C33, Class C, 4.62%, 12/15/2048 (k)	8,000	7,168
Series 2016-C1, Class D2, 4.24%, 3/17/2049 ‡ (c) (k)	1,465	1,195
Series 2016-C1, Class C, 4.74%, 3/17/2049 ‡ (k)	5,000	4,495
JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class D, 4.53%, 3/15/2050 (c) (k)	7,577	5,887
JPMDB Commercial Mortgage Securities Trust Series 2016-C4, Class D, 3.07%, 12/15/2049 ‡ (c) (k)	2,514	1,790
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP3, Class D, 3.43%, 8/15/2049 ‡ (c) (k)	4,500	3,285
KNDL Mortgage Trust Series 2019-KNSQ, Class E, 5.21%, 5/15/2036 ‡ (c) (k)	2,040	1,969
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (k)	3,353	1,470
MHC Commercial Mortgage Trust Series 2021-MHC, Class G, 6.61%, 4/15/2038 ‡ (c) (k)	14,400	13,046
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C5, Class G, 4.50%, 8/15/2045 ‡ (c)	1,500	1,327
Series 2014-C14, Class D, 5.06%, 2/15/2047 ‡ (c) (k)	3,750	3,549
Series 2014-C15, Class D, 4.89%, 4/15/2047 ‡ (c) (k)	365	337
Series 2014-C16, Class C, 4.75%, 6/15/2047 ‡ (k)	2,000	1,854
Series 2014-C19, Class D, 3.25%, 12/15/2047 ‡ (c)	2,585	2,190
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
United States — continued
Series 2015-C20, Class C, 4.45%, 2/15/2048 ‡ (k)	3,127	2,884
Series 2015-C24, Class D, 3.26%, 5/15/2048 (c)	6,000	4,990
Series 2015-C25, Class C, 4.53%, 10/15/2048 ‡ (k)	6,522	5,937
Series 2016-C31, Class C, 4.27%, 11/15/2049 ‡ (k)	1,440	1,159
Morgan Stanley Capital I Trust
Series 2018-MP, Class D, 4.28%, 7/11/2040 ‡ (c) (k)	730	564
Series 2018-L1, Class E, 3.00%, 10/15/2051 ‡ (c)	5,486	3,428
Series 2019-L2, Class D, 3.00%, 3/15/2052 ‡ (c)	7,075	4,862
Series 2019-L2, Class E, 3.00%, 3/15/2052 ‡ (c)	2,575	1,628
MRCD MARK Mortgage Trust
Series 2019-PARK, Class F, 2.72%, 12/15/2036 ‡ (c)	10,000	8,588
Series 2019-PARK, Class G, 2.72%, 12/15/2036 ‡ (c)	4,000	3,372
Series 2019-PARK, Class J, 4.25%, 12/15/2036 ‡ (c)	17,000	14,519
Multi-Family Connecticut Avenue Securities Trust
Series 2019-01, Class M10, 6.84%, 10/25/2049 ‡ (c) (k)	4,703	4,332
Series 2020-01, Class M10, 7.34%, 3/25/2050 ‡ (c) (k)	2,836	2,629
NYC Commercial Mortgage Trust Series 2021-909, Class E, 3.21%, 4/10/2043 ‡ (c) (k)	5,000	2,778
VASA Trust Series 2021-VASA, Class G, 8.41%, 7/15/2039 ‡ (c) (k)	1,360	1,244
Velocity Commercial Capital Loan Trust
Series 2018-2, Class A, 4.05%, 10/26/2048 (c) (k)	2,512	2,376
Series 2018-2, Class M2, 4.51%, 10/26/2048 ‡ (c) (k)	171	144
Series 2018-2, Class M3, 4.72%, 10/26/2048 ‡ (c) (k)	250	209
Wells Fargo Commercial Mortgage Trust
Series 2021-SAVE, Class E, 7.06%, 2/15/2040 ‡ (c) (k)	1,818	1,656
Series 2015-NXS1, Class E, 2.88%, 5/15/2048 ‡ (c) (k)	1,500	1,150
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2015-C28, Class D, 4.08%, 5/15/2048 ‡ (k)	7,740	6,589
Series 2016-C35, Class D, 3.14%, 7/15/2048 ‡ (c)	5,000	3,677
Series 2018-C43, Class D, 3.00%, 3/15/2051 ‡ (c)	1,250	853
Series 2018-C44, Class D, 3.00%, 5/15/2051 ‡ (c)	1,517	1,032
Series 2019-C52, Class XA, IO, 1.60%, 8/15/2052 (k)	3,745	270
Series 2022-C62, Class C, 4.35%, 4/15/2055 ‡ (k)	4,074	3,143
Series 2015-NXS3, Class D, 3.15%, 9/15/2057 ‡ (c)	1,000	816
WFRBS Commercial Mortgage Trust
Series 2014-C19, Class D, 4.23%, 3/15/2047 ‡ (c)	1,500	1,364
Series 2014-C22, Class D, 3.91%, 9/15/2057 ‡ (c) (k)	5,505	4,582
Total Commercial Mortgage-Backed Securities (Cost $514,791)		436,760
Collateralized Mortgage Obligations — 3.9%
Bermuda — 0.0% ^
Bellemeade Re Ltd. Series 2019-1A, Class M2, 6.29%, 3/25/2029 ‡ (c) (k)	1,000	990
Eagle RE Ltd. Series 2019-1, Class M2, 6.89%, 4/25/2029 ‡ (c) (k)	1,980	1,882
		2,872
United States — 3.9%
Adjustable Rate Mortgage Trust
Series 2004-2, Class 6A1, 3.82%, 2/25/2035 (k)	635	619
Series 2005-2, Class 3A1, 3.38%, 6/25/2035 (k)	531	497
Alternative Loan Trust
Series 2004-28CB, Class 4A1, 5.00%, 1/25/2020	6	4
Series 2005-50CB, Class 4A1, 5.00%, 11/25/2020	1	1
Series 2005-85CB, Class 3A2, 5.25%, 2/25/2021	76	67
Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	44	38
Series 2006-J3, Class 4A1, 5.75%, 5/25/2026	339	311
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	83

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2005-J1, Class 3A1, 6.50%, 8/25/2032	12	12
Series 2004-12CB, Class 2A1, 6.00%, 6/25/2034	102	99
Series 2004-25CB, Class A1, 6.00%, 12/25/2034	3,011	2,570
Series 2004-28CB, Class 2A4, 5.75%, 1/25/2035	300	269
Series 2004-28CB, Class 6A1, 6.00%, 1/25/2035	425	379
Series 2004-32CB, Class 2A5, 5.50%, 2/25/2035	1,670	1,498
Series 2005-3CB, Class 1A13, 5.50%, 3/25/2035	5,822	4,911
Series 2005-J2, Class 1A5, 4.09%, 4/25/2035 (k)	3,766	2,938
Series 2005-6CB, Class 1A4, 5.50%, 4/25/2035	2,274	1,900
Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	272	228
Series 2005-10CB, Class 1A5, 5.50%, 5/25/2035	2,427	1,893
Series 2005-10CB, Class 1A8, 5.50%, 5/25/2035	1,404	1,121
Series 2005-13CB, Class A4, 5.50%, 5/25/2035	930	800
Series 2005-21CB, Class A4, 5.25%, 6/25/2035	504	388
Series 2005-21CB, Class A17, 6.00%, 6/25/2035	2,245	1,784
Series 2005-20CB, Class 1A1, 5.50%, 7/25/2035	98	75
Series 2005-23CB, Class A15, 5.50%, 7/25/2035	1,104	882
Series 2005-64CB, Class 1A1, 5.50%, 12/25/2035	410	354
Series 2005-64CB, Class 1A15, 5.50%, 12/25/2035	1,034	893
Series 2005-J14, Class A3, 5.50%, 12/25/2035	225	147
Series 2005-J14, Class A7, 5.50%, 12/25/2035	1,190	777
Series 2005-J14, Class A8, 5.50%, 12/25/2035	995	649
Series 2005-86CB, Class A4, 5.50%, 2/25/2036	295	187
Series 2006-J1, Class 1A13, 5.50%, 2/25/2036	101	72
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	2,788	2,601
Series 2006-4CB, Class 2A5, 5.50%, 4/25/2036	505	393
Series 2006-14CB, Class A1, 6.00%, 6/25/2036	1,184	663
Series 2006-19CB, Class A15, 6.00%, 8/25/2036	427	259
Series 2006-25CB, Class A2, 6.00%, 10/25/2036	203	113
Series 2006-41CB, Class 2A13, 5.75%, 1/25/2037	2,229	1,211
Series 2007-8CB, Class A9, 6.00%, 5/25/2037	146	86
Series 2007-19, Class 1A8, 6.00%, 8/25/2037	136	70
American Home Mortgage Investment Trust Series 2007-2, Class 12A1, 4.13%, 3/25/2037 (k)	4,308	1,697
Angel Oak Mortgage Trust
Series 2019-5, Class B1, 3.96%, 10/25/2049 ‡ (c) (k)	2,250	1,783
Series 2019-6, Class B1, 3.94%, 11/25/2059 (c) (k)	4,000	3,454
Series 2019-6, Class B3, 5.95%, 11/25/2059 ‡ (c) (k)	1,285	1,047
Angel Oak Mortgage Trust I LLC
Series 2019-2, Class B1, 5.02%, 3/25/2049 ‡ (c) (k)	4,000	3,765
Series 2019-2, Class B2, 6.29%, 3/25/2049 ‡ (c) (k)	2,250	2,113
Series 2019-4, Class B1, 4.41%, 7/26/2049 (c) (k)	5,000	4,538
Banc of America Alternative Loan Trust
Series 2006-4, Class 2A1, 6.00%, 5/25/2021	2	2
Series 2005-11, Class 4A5, 5.75%, 12/25/2035	332	274
Series 2006-4, Class 3CB4, 6.00%, 5/25/2046	447	374
Series 2006-4, Class 4CB1, 6.50%, 5/25/2046	987	853
Series 2006-5, Class CB7, 6.00%, 6/25/2046	263	227
Banc of America Funding Trust
Series 2007-4, Class 8A1, 5.50%, 11/25/2034	53	32
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2005-6, Class 1A2, 5.50%, 10/25/2035	1,221	897
Series 2005-7, Class 4A7, 6.00%, 11/25/2035	42	37
Series 2006-A, Class 1A1, 3.93%, 2/20/2036 (k)	345	321
Series 2006-2, Class 2A20, 5.75%, 3/25/2036	189	156
Series 2007-5, Class 4A1, 3.96%, 7/25/2037 (k)	2,411	1,696
Banc of America Mortgage Trust
Series 2004-A, Class 2A2, 2.63%, 2/25/2034 (k)	238	231
Series 2007-3, Class 1A1, 6.00%, 9/25/2037	124	105
Bear Stearns ALT-A Trust Series 2006-8, Class 3A1, 3.91%, 2/25/2034 (k)	196	173
Bear Stearns Asset-Backed Securities I Trust Series 2004-AC5, Class M1, 4.59%, 10/25/2034 ‡ (k)	298	218
Chase Mortgage Finance Trust
Series 2007-A2, Class 3A1, 3.06%, 6/25/2035 (k)	—	—
Series 2006-S3, Class 1A2, 6.00%, 11/25/2036	1,074	482
Series 2006-S4, Class A5, 6.00%, 12/25/2036	812	390
Series 2007-S2, Class 1A8, 6.00%, 3/25/2037	195	101
CHL GMSR Issuer Trust
Series 2018-GT1, Class A, 6.34%, 5/25/2023 (c) (k)	1,530	1,530
Series 2018-GT1, Class B, 7.09%, 5/25/2023 ‡ (c) (k)	795	795
CHL Mortgage Pass-Through Trust
Series 2005-20, Class A7, 5.25%, 12/25/2027	76	48
Series 2004-25, Class 2A1, 4.27%, 2/25/2035 (k)	1,913	1,594
Series 2005-26, Class 1A11, 5.50%, 11/25/2035	1,166	713
Series 2005-31, Class 2A1, 2.45%, 1/25/2036 (k)	557	473
Series 2005-30, Class A5, 5.50%, 1/25/2036	119	75
Series 2006-HYB1, Class 2A2C, 2.90%, 3/20/2036 (k)	1,756	1,560
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2006-HYB2, Class 2A1B, 3.10%, 4/20/2036 (k)	488	434
Series 2006-J2, Class 1A1, 6.00%, 4/25/2036	86	52
Series 2006-10, Class 1A16, 6.00%, 5/25/2036	1,032	498
Series 2006-17, Class A2, 6.00%, 12/25/2036	287	129
Series 2006-18, Class 2A4, 6.00%, 12/25/2036	1,750	984
Series 2007-2, Class A2, 6.00%, 3/25/2037	101	50
Series 2007-3, Class A18, 6.00%, 4/25/2037	805	426
Series 2007-10, Class A4, 5.50%, 7/25/2037	100	46
Series 2007-13, Class A4, 6.00%, 8/25/2037	213	112
Series 2007-16, Class A1, 6.50%, 10/25/2037	1,917	950
Series 2007-18, Class 2A1, 6.50%, 11/25/2037	413	156
Series 2006-OA5, Class 2A1, 3.99%, 4/25/2046 (k)	1,586	1,299
Citicorp Mortgage Securities Trust Series 2007-4, Class 1A9, 6.00%, 5/25/2037	332	282
Citigroup Mortgage Loan Trust
Series 2006-AR3, Class 1A1A, 3.26%, 6/25/2036 (k)	895	808
Series 2006-AR5, Class 1A5A, 3.24%, 7/25/2036 (k)	373	346
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1, 6.08%, 9/25/2035 (k)	247	240
Series 2006-8, Class A3, 3.94%, 10/25/2035 (c) (k)	497	273
Series 2005-9, Class 2A2, 5.50%, 11/25/2035	67	50
COLT Mortgage Loan Trust
Series 2021-3, Class B1, 3.06%, 9/27/2066 ‡ (c) (k)	2,500	1,395
Series 2021-5, Class B1, 4.12%, 11/26/2066 ‡ (c) (k)	3,903	2,513
Series 2021-5, Class B2, 4.12%, 11/26/2066 ‡ (c) (k)	2,247	1,336
Series 2022-1, Class B1, 4.15%, 12/27/2066 ‡ (c) (k)	2,038	1,358
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	85

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2022-1, Class B2, 4.15%, 12/27/2066 ‡ (c) (k)	2,581	1,601
Connecticut Avenue Securities Trust
Series 2019-R05, Class 1B1, 7.69%, 7/25/2039 ‡ (c) (k)	2,230	2,176
Series 2019-R07, Class 1B1, 6.99%, 10/25/2039 ‡ (c) (k)	8,500	8,056
Series 2020-R02, Class 2B1, 6.59%, 1/25/2040 ‡ (c) (k)	19,158	16,190
Series 2021-R01, Class 1B1, 6.10%, 10/25/2041 ‡ (c) (k)	5,200	4,697
Series 2021-R03, Class 1B1, 5.75%, 12/25/2041 ‡ (c) (k)	2,000	1,740
Series 2021-R03, Class 1B2, 8.50%, 12/25/2041 ‡ (c) (k)	9,100	7,589
Series 2022-R01, Class 1B2, 9.00%, 12/25/2041 ‡ (c) (k)	11,437	9,790
Series 2022-R06, Class 1M1, 5.75%, 5/25/2042 (c) (k)	812	808
Series 2022-R08, Class 1M1, 5.55%, 7/25/2042 ‡ (c) (k)	4,051	4,034
CSFB Mortgage-Backed Pass-Through Certificates
Series 2005-10, Class 11A1, 5.50%, 11/25/2020	572	72
Series 2003-29, Class 3A1, 5.50%, 12/25/2033	173	162
Series 2004-AR4, Class 4A1, 3.47%, 5/25/2034 (k)	893	890
Series 2004-AR4, Class 2A1, 3.65%, 5/25/2034 (k)	153	152
Series 2004-AR5, Class 6A1, 2.92%, 6/25/2034 (k)	227	217
Series 2004-4, Class 4A1, 5.50%, 8/25/2034	1,112	1,073
Series 2004-8, Class 4A3, 5.50%, 12/25/2034	84	75
Series 2005-4, Class 2A5, 4.14%, 6/25/2035 (k)	2,276	1,606
Series 2005-10, Class 5A3, 5.50%, 11/25/2035	278	205
CSFB Mortgage-Backed Trust Series 2004-AR6, Class 7A1, 3.21%, 10/25/2034 (k)	397	392
CSMC Mortgage-Backed Trust
Series 2006-8, Class 5A1, 5.53%, 10/25/2026 (k)	36	32
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2007-2, Class 3A13, 5.50%, 3/25/2037	349	193
Deephaven Residential Mortgage Trust
Series 2021-3, Class B1, 3.27%, 8/25/2066 ‡ (c) (k)	5,000	3,184
Series 2021-3, Class B2, 4.13%, 8/25/2066 ‡ (c) (k)	4,502	2,722
Series 2021-4, Class B1, 4.16%, 11/25/2066 ‡ (c) (k)	6,000	3,812
Series 2021-4, Class B2, 4.48%, 11/25/2066 ‡ (c) (k)	6,508	3,972
Series 2022-1, Class B1, 4.30%, 1/25/2067 ‡ (c) (k)	3,000	2,046
Series 2022-1, Class B2, 4.30%, 1/25/2067 ‡ (c) (k)	5,640	3,460
Series 2022-2, Class A3, 4.30%, 3/25/2067 (c) (k)	4,594	4,109
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 2A1, 4.29%, 2/25/2020 (k)	20	19
Deutsche Alt-A Securities, Inc., Mortgage Loan Trust Series 2005-2, Class 2A1, 3.89%, 3/25/2020 (k)	4	4
DSLA Mortgage Loan Trust Series 2005-AR4, Class 2A1A, 4.00%, 8/19/2045 (k)	1,253	1,048
FHLMC STACR Series 2019-HQA3, Class B1, 6.59%, 9/25/2049 (c) (k)	3,000	2,678
FHLMC STACR REMIC Trust
Series 2021-DNA5, Class B2, 8.50%, 1/25/2034 (c) (k)	3,400	2,546
Series 2021-DNA6, Class B1, 6.40%, 10/25/2041 (c) (k)	2,500	2,200
Series 2020-HQA1, Class B2, 8.69%, 1/25/2050 (c) (k)	4,000	3,398
Series 2021-DNA1, Class B2, 7.75%, 1/25/2051 ‡ (c) (k)	8,000	6,072
FHLMC Structured Agency Credit Risk Debt Notes
Series 2015-HQ1, Class B, 14.34%, 3/25/2025 (k)	2,624	2,622
Series 2017-DNA3, Class B1, 8.04%, 3/25/2030 (k)	3,000	3,044
Series 2021-DNA2, Class B2, 9.00%, 8/25/2033 (c) (k)	18,050	14,152
FHLMC, REMIC
Series 4068, Class DS, IF, IO, 2.59%, 6/15/2042 (k)	1,794	170
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 4097, Class ES, IF, IO, 2.69%, 8/15/2042 (k)	2,738	257
Series 4103, Class SB, IF, IO, 2.64%, 9/15/2042 (k)	3,041	294
Series 4425, Class SA, IF, IO, 2.64%, 1/15/2045 (k)	3,025	292
Series 4594, Class SG, IF, IO, 2.59%, 6/15/2046 (k)	3,183	357
Series 4606, Class SB, IF, IO, 2.59%, 8/15/2046 (k)	6,026	615
Series 4614, Class SK, IF, IO, 2.59%, 9/15/2046 (k)	10,629	1,162
Series 4616, Class HS, IF, IO, 2.59%, 9/15/2046 (k)	3,483	332
Series 4703, Class SA, IF, IO, 2.74%, 7/15/2047 (k)	5,420	570
Series 4718, Class SD, IF, IO, 2.74%, 9/15/2047 (k)	2,761	282
Series 4768, Class SG, IF, IO, 2.79%, 3/15/2048 (k)	2,211	243
Series 4820, Class ES, IF, IO, 2.79%, 3/15/2048 (k)	1,202	110
Series 4834, Class SA, IF, IO, 2.74%, 10/15/2048 (k)	3,137	287
Series 4937, Class MS, IF, IO, 2.46%, 12/25/2049 (k)	5,220	518
Series 4839, Class WS, IF, IO, 2.69%, 8/15/2056 (k)	6,790	822
FHLMC, STRIPS
Series 264, Class S1, IF, IO, 2.54%, 7/15/2042 (k)	1,745	159
Series 274, Class S1, IF, IO, 2.59%, 8/15/2042 (k)	2,213	196
Series 278, Class S1, IF, IO, 2.64%, 9/15/2042 (k)	1,921	198
Series 279, Class S6, IF, IO, 2.64%, 9/15/2042 (k)	1,534	144
Series 300, Class S1, IF, IO, 2.69%, 1/15/2043 (k)	2,036	182
Series 316, Class S7, IF, IO, 2.69%, 11/15/2043 (k)	1,929	169
Series 326, Class S2, IF, IO, 2.54%, 3/15/2044 (k)	2,350	217
Series 336, Class S1, IF, IO, 2.64%, 8/15/2044 (k)	1,606	139
Series 337, Class S1, IF, IO, 2.64%, 9/15/2044 (k)	1,323	129
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 356, Class S5, IF, IO, 2.59%, 9/15/2047 (k)	7,915	714
First Horizon Alternative Mortgage Securities Trust Series 2006-FA6, Class 3A1, 5.75%, 11/25/2021	16	12
FNMA, Connecticut Avenue Securities
Series 2017-C01, Class 1B1, 9.34%, 7/25/2029 (k)	2,750	2,930
Series 2021-R02, Class 2B1, 6.30%, 11/25/2041 (c) (k)	3,153	2,778
Series 2021-R02, Class 2B2, 9.20%, 11/25/2041 (c) (k)	5,142	4,373
FNMA, REMIC
Series 2011-126, Class SM, IF, IO, 2.36%, 12/25/2041 (k)	1,932	147
Series 2012-20, Class SL, IF, IO, 2.86%, 3/25/2042 (k)	2,414	256
Series 2012-35, Class SN, IF, IO, 2.86%, 4/25/2042 (k)	2,674	279
Series 2012-75, Class DS, IF, IO, 2.36%, 7/25/2042 (k)	2,750	226
Series 2012-128, Class MS, IF, IO, 2.56%, 11/25/2042 (k)	1,258	123
Series 2013-124, Class SB, IF, IO, 2.36%, 12/25/2043 (k)	3,007	247
Series 2013-136, Class SB, IF, IO, 2.31%, 1/25/2044 (k)	2,807	226
Series 2015-35, Class SA, IF, IO, 2.01%, 6/25/2045 (k)	2,994	204
Series 2015-37, Class ST, IF, IO, 2.03%, 6/25/2045 (k)	2,936	247
Series 2016-1, Class SJ, IF, IO, 2.56%, 2/25/2046 (k)	6,462	766
Series 2016-77, Class SA, IF, IO, 2.41%, 10/25/2046 (k)	2,501	248
Series 2017-1, Class SA, IF, IO, 2.46%, 2/25/2047 (k)	2,853	263
Series 2017-16, Class SM, IF, IO, 2.46%, 3/25/2047 (k)	1,681	176
Series 2017-37, Class AS, IF, IO, 2.51%, 5/25/2047 (k)	7,837	733
Series 2018-14, Class SA, IF, IO, 2.61%, 3/25/2048 (k)	4,654	507
Series 2018-15, Class JS, IF, IO, 2.61%, 3/25/2048 (k)	2,991	335
Series 2018-16, Class SN, IF, IO, 2.66%, 3/25/2048 (k)	1,159	125
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	87

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2018-27, Class SE, IF, IO, 2.61%, 5/25/2048 (k)	2,279	269
Series 2018-60, Class SK, IF, IO, 2.11%, 8/25/2048 (k)	2,091	116
Series 2018-73, Class SC, IF, IO, 2.61%, 10/25/2048 (k)	4,746	426
Series 2019-9, Class SM, IF, IO, 2.46%, 3/25/2049 (k)	2,622	244
Series 2019-20, Class BS, IF, IO, 2.46%, 5/25/2049 (k)	775	68
GCAT Trust Series 2020-NQM1, Class B1, 3.64%, 1/25/2060 ‡ (c) (k)	3,000	2,375
GMACM Mortgage Loan Trust
Series 2004-AR2, Class 3A, 3.97%, 8/19/2034 (k)	257	222
Series 2005-AR1, Class 3A, 3.22%, 3/18/2035 (k)	52	45
GNMA
Series 2014-25, Class HS, IF, IO, 2.61%, 2/20/2044 (k)	2,121	202
Series 2015-124, Class SB, IF, IO, 2.76%, 9/20/2045 (k)	3,617	380
Series 2015-149, Class GS, IF, IO, 2.76%, 10/20/2045 (k)	3,755	429
Series 2016-111, Class SA, IF, IO, 2.61%, 8/20/2046 (k)	1,848	176
Series 2016-120, Class NS, IF, IO, 2.61%, 9/20/2046 (k)	5,193	574
Series 2017-11, Class AS, IF, IO, 2.61%, 1/20/2047 (k)	2,084	182
Series 2017-55, Class AS, IF, IO, 2.66%, 4/20/2047 (k)	1,246	125
Series 2017-56, Class SC, IF, IO, 2.66%, 4/20/2047 (k)	2,730	299
Series 2017-68, Class SA, IF, IO, 2.66%, 5/20/2047 (k)	2,861	292
Series 2017-67, Class ST, IF, IO, 2.71%, 5/20/2047 (k)	5,571	589
Series 2017-75, Class SD, IF, IO, 2.71%, 5/20/2047 (k)	1,044	103
Series 2017-80, Class AS, IF, IO, 2.71%, 5/20/2047 (k)	2,783	295
Series 2017-93, Class SE, IF, IO, 2.71%, 6/20/2047 (k)	2,001	175
Series 2017-107, Class SL, IF, IO, 2.71%, 7/20/2047 (k)	6,108	647
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2017-112, Class S, IF, IO, 2.71%, 7/20/2047 (k)	4,073	383
Series 2017-120, Class QS, IF, IO, 2.71%, 8/20/2047 (k)	2,264	210
Series 2017-134, Class SB, IF, IO, 2.71%, 9/20/2047 (k)	2,233	199
Series 2017-141, Class QS, IF, IO, 2.71%, 9/20/2047 (k)	5,126	401
Series 2017-149, Class QS, IF, IO, 2.71%, 10/20/2047 (k)	2,505	255
Series 2018-1, Class ST, IF, IO, 2.71%, 1/20/2048 (k)	5,972	622
Series 2018-11, Class SA, IF, IO, 2.71%, 1/20/2048 (k)	2,227	226
Series 2018-6, Class CS, IF, IO, 2.71%, 1/20/2048 (k)	1,966	206
Series 2018-36, Class SG, IF, IO, 2.71%, 3/20/2048 (k)	5,672	601
Series 2018-63, Class SB, IF, IO, 2.71%, 4/20/2048 (k)	1,005	103
Series 2018-64, Class GS, IF, IO, 2.71%, 5/20/2048 (k)	3,299	319
Series 2018-65, Class SE, IF, IO, 2.71%, 5/20/2048 (k)	3,921	383
Series 2018-92, Class SH, IF, IO, 2.71%, 7/20/2048 (k)	2,118	207
Series 2018-115, Class DS, IF, IO, 2.71%, 8/20/2048 (k)	5,025	482
Series 2018-126, Class CS, IF, IO, 2.71%, 9/20/2048 (k)	3,179	265
Series 2018-146, Class S, IF, IO, 2.66%, 10/20/2048 (k)	2,167	206
Series 2018-147, Class SD, IF, IO, 2.66%, 10/20/2048 (k)	6,149	556
Series 2018-168, Class SA, IF, IO, 2.61%, 12/20/2048 (k)	2,586	252
Series 2019-16, Class SB, IF, IO, 2.56%, 2/20/2049 (k)	3,687	320
Series 2019-22, Class SM, IF, IO, 2.56%, 2/20/2049 (k)	11,166	1,061
Series 2019-23, Class JS, IF, IO, 2.56%, 2/20/2049 (k)	3,113	246
Series 2019-30, Class SA, IF, IO, 2.56%, 3/20/2049 (k)	4,381	416
Series 2019-38, Class SN, IF, IO, 2.56%, 3/20/2049 (k)	5,619	599
Series 2019-41, Class CS, IF, IO, 2.56%, 3/20/2049 (k)	3,469	287
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2019-42, Class SJ, IF, IO, 2.56%, 4/20/2049 (k)	3,985	375
Series 2019-56, Class GS, IF, IO, 2.66%, 5/20/2049 (k)	2,122	159
Series 2019-69, Class DS, IF, IO, 2.61%, 6/20/2049 (k)	2,292	210
Series 2019-70, Class SM, IF, IO, 2.61%, 6/20/2049 (k)	2,354	163
Series 2020-76, Class SL, IF, IO, 2.66%, 5/20/2050 (k)	5,248	466
GSMSC Pass-Through Trust Series 2008-2R, Class 2A1, 7.50%, 10/25/2036 (c) (k)	1,219	287
GSR Mortgage Loan Trust
Series 2004-15F, Class 1A2, 5.50%, 12/25/2034	184	136
Series 2005-1F, Class 2A3, 6.00%, 2/25/2035	136	98
Series 2005-AR3, Class 6A1, 3.17%, 5/25/2035 (k)	60	51
Series 2005-AR4, Class 3A5, 3.08%, 7/25/2035 (k)	1,060	777
Series 2005-6F, Class 3A18, 5.50%, 7/25/2035	654	587
Series 2005-AR7, Class 6A1, 3.69%, 11/25/2035 (k)	519	465
Series 2006-1F, Class 2A16, 6.00%, 2/25/2036	530	276
Series 2006-1F, Class 2A9, 6.00%, 2/25/2036	858	447
Series 2006-9F, Class 3A1, 6.25%, 10/25/2036	397	347
Series 2007-1F, Class 3A13, 6.00%, 1/25/2037	215	141
HarborView Mortgage Loan Trust Series 2005-11, Class 2A1A, 4.10%, 8/19/2045 (k)	139	125
Impac CMB Trust
Series 2004-5, Class 1A1, 4.31%, 10/25/2034 (k)	245	234
Series 2004-6, Class 1A2, 4.37%, 10/25/2034 (k)	—	—
Series 2004-5, Class 1M2, 4.46%, 10/25/2034 ‡ (k)	89	83
Series 2004-7, Class 1A2, 4.51%, 11/25/2034 (k)	265	260
Series 2004-9, Class 1A1, 4.35%, 1/25/2035 (k)	—	—
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2004-10, Class 2A, 4.23%, 3/25/2035 (k)	399	348
Series 2004-10, Class 3A1, 4.29%, 3/25/2035 (k)	—	—
Series 2005-1, Class 1A1, 4.11%, 4/25/2035 (k)	232	212
Series 2005-1, Class 1A2, 4.21%, 4/25/2035 (k)	284	259
Series 2005-2, Class 1A2, 4.21%, 4/25/2035 (k)	270	246
Impac Secured Assets CMN Owner Trust Series 2003-2, Class A4, 3.75%, 8/25/2033	171	128
Impac Secured Assets Trust
Series 2007-3, Class A1B, 4.07%, 9/25/2037 (k)	1,605	1,307
Series 2007-3, Class A1C, 4.31%, 9/25/2037 (k)	2,696	2,159
IndyMac INDX Mortgage Loan Trust
Series 2005-AR3, Class 3A1, 2.76%, 4/25/2035 (k)	167	156
Series 2005-AR14, Class 2A1A, 4.19%, 7/25/2035 (k)	718	583
Series 2007-AR21, Class 6A1, 3.05%, 9/25/2037 (k)	4,473	3,275
JPMorgan Alternative Loan Trust Series 2006-A2, Class 1A1, 3.95%, 5/25/2036 (k)	2,487	2,071
JPMorgan Mortgage Trust
Series 2006-S3, Class 2A4, 5.50%, 8/25/2021	8	7
Series 2004-A6, Class 1A1, 2.79%, 12/25/2034 (k)	58	51
Series 2005-A3, Class 6A6, 3.02%, 6/25/2035 (k)	147	143
Series 2005-A6, Class 1A2, 4.11%, 9/25/2035 (k)	151	138
Series 2005-A8, Class 1A1, 3.77%, 11/25/2035 (k)	80	65
Series 2005-A8, Class 4A1, 3.84%, 11/25/2035 (k)	1,250	1,055
Series 2006-A7, Class 2A4, 3.39%, 1/25/2037 (k)	383	297
Series 2007-S1, Class 2A17, 3.92%, 3/25/2037 (k)	3,664	1,031
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	89

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Legacy Mortgage Asset Trust
Series 2021-GS3, Class A2, 3.25%, 7/25/2061 (c) (h)	2,800	2,505
Series 2021-GS1, Class A2, 3.84%, 10/25/2066 (c) (h)	2,000	1,650
Lehman Mortgage Trust
Series 2005-2, Class 2A5, 5.50%, 12/25/2035	660	410
Series 2007-7, Class 5A7, 6.50%, 8/25/2037	6,697	3,473
MASTR Alternative Loan Trust
Series 2004-8, Class 1A1, 6.50%, 9/25/2034	149	145
Series 2004-12, Class 3A1, 6.00%, 12/25/2034	476	447
Series 2005-3, Class 1A1, 5.50%, 4/25/2035	121	110
Series 2005-5, Class 3A1, 5.75%, 8/25/2035	206	107
Series 2005-6, Class 1A2, 5.50%, 12/25/2035	405	286
Merrill Lynch Mortgage Investors Trust
Series 2005-1, Class 2A2, 2.75%, 4/25/2035 (k)	133	118
Series 2006-1, Class 2A1, 2.82%, 2/25/2036 (k)	711	672
Series 2006-AF2, Class AF2, 6.25%, 10/25/2036	180	89
Metlife Securitization Trust Series 2017-1A, Class A, 3.00%, 4/25/2055 (c) (k)	2,483	2,347
Morgan Stanley Mortgage Loan Trust
Series 2006-2, Class 1A, 5.25%, 2/25/2021	267	224
Series 2004-8AR, Class 4A1, 3.61%, 10/25/2034 (k)	359	339
Series 2004-9, Class 1A, 5.36%, 11/25/2034 (k)	400	386
Series 2005-4, Class 1A, 5.00%, 8/25/2035	20	17
MortgageIT Trust Series 2005-3, Class A1, 4.19%, 8/25/2035 (k)	—	—
New Residential Mortgage Loan Trust
Series 2019-NQM4, Class B1, 3.74%, 9/25/2059 ‡ (c) (k)	2,500	1,917
Series 2019-NQM4, Class B2, 4.89%, 9/25/2059 ‡ (c) (k)	4,000	3,253
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2019-NQM5, Class B1, 4.04%, 11/25/2059 ‡ (c) (k)	2,041	1,603
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2005-WF1, Class 2A5, 5.66%, 3/25/2035 (h)	3	3
PNMAC FMSR ISSUER TRUST Series 2018-GT1, Class A, 6.44%, 2/25/2023 (c) (k)	3,715	3,666
PRET LLC Series 2022-NPL4, Class A1, 6.56%, 8/25/2052 (c) (h)	9,870	9,698
PRPM 3.77%, 3/25/2026	4,987	4,259
PRPM LLC
Series 2020-4, Class A2, 3.44%, 10/25/2025 ‡ (c) (h)	7,000	6,685
Series 2020-6, Class A2, 4.70%, 11/25/2025 (c) (h)	2,350	2,118
Series 2021-1, Class A2, 3.72%, 1/25/2026 (c) (k)	5,000	4,326
Series 2021-3, Class A2, 3.72%, 4/25/2026 (c) (h)	5,500	4,322
Series 2021-5, Class A2, 3.72%, 6/25/2026 (c) (h)	4,000	3,257
Series 2021-6, Class A1, 1.79%, 7/25/2026 (c) (h)	1,457	1,314
Series 2021-6, Class A2, 3.47%, 7/25/2026 (c) (h)	3,447	2,898
Series 2021-7, Class A2, 3.67%, 8/25/2026 (c) (h)	5,030	4,496
Series 2021-8, Class A2, 3.60%, 9/25/2026 (c) (k)	5,000	4,474
Series 2021-10, Class A2, 4.83%, 10/25/2026 (c) (h)	9,000	7,367
Series 2021-11, Class A2, 4.58%, 11/25/2026 (c) (h)	5,269	4,743
RALI Trust
Series 2003-QS20, Class CB, 5.00%, 11/25/2018	3	2
Series 2005-QA5, Class A2, 4.01%, 4/25/2035 (k)	753	671
Series 2005-QS17, Class A3, 6.00%, 12/25/2035	576	474
Series 2006-QS3, Class 1A10, 6.00%, 3/25/2036	904	740
Series 2006-QS4, Class A2, 6.00%, 4/25/2036	1,037	803
Series 2006-QS17, Class A5, 6.00%, 12/25/2036	1,555	1,235
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Residential Asset Securitization Trust
Series 2005-A8CB, Class A11, 6.00%, 7/25/2035	1,455	972
Series 2005-A14, Class A1, 5.50%, 12/25/2035	128	66
Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	2,569	1,323
Series 2007-A5, Class 2A2, 6.00%, 5/25/2037	6,369	3,622
RFMSI Trust
Series 2004-S9, Class 2A1, 4.75%, 12/25/2019	—	—
Series 2005-S7, Class A6, 5.50%, 11/25/2035	57	44
Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	1,220	1,009
Series 2006-SA4, Class 2A1, 5.14%, 11/25/2036 (k)	908	750
Seasoned Credit Risk Transfer Trust Series 2017-3, Class AIO, IO, 0.00%, 7/25/2056 (k)	194,166	118
Sequoia Mortgage Trust Series 2007-3, Class 1A1, 3.89%, 7/20/2036 (k)	380	324
Starwood Mortgage Residential Trust
Series 2020-1, Class B1, 3.73%, 2/25/2050 ‡ (c) (k)	5,410	4,590
Series 2020-INV1, Class B2, 4.26%, 11/25/2055 ‡ (c)	1,600	1,450
Structured Adjustable Rate Mortgage Loan Trust Series 2005-1, Class 1A1, 3.50%, 2/25/2035 (k)	219	200
Structured Asset Mortgage Investments II Trust
Series 2005-AR3, Class 1A1, 4.13%, 8/25/2035 (k)	1,962	1,681
Series 2007-AR7, Class 1A1, 4.44%, 5/25/2047 (k)	2,774	2,182
Verus Securitization Trust
Series 2019-INV2, Class B1, 4.45%, 7/25/2059 ‡ (c) (k)	2,000	1,710
Series 2019-INV3, Class B1, 3.73%, 11/25/2059 ‡ (c) (k)	5,000	4,594
Series 2021-R1, Class B1, 3.20%, 10/25/2063 ‡ (c) (k)	2,000	1,570
Series 2021-R1, Class B2, 4.20%, 10/25/2063 ‡ (c) (k)	1,322	1,060
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2021-R3, Class B1, 3.07%, 4/25/2064 ‡ (c) (k)	2,500	1,981
Series 2021-R3, Class B2, 4.07%, 4/25/2064 ‡ (c) (k)	1,776	1,415
Series 2020-5, Class B1, 3.71%, 5/25/2065 ‡ (c) (k)	2,400	1,965
Series 2020-5, Class B2, 4.71%, 5/25/2065 ‡ (c) (k)	1,400	1,163
Series 2021-1, Class B1, 2.98%, 1/25/2066 ‡ (c) (k)	3,150	2,010
Series 2021-4, Class M1, 2.19%, 7/25/2066 (c) (k)	1,121	620
Series 2021-5, Class B1, 3.04%, 9/25/2066 ‡ (c) (k)	3,826	2,361
Series 2021-5, Class B2, 3.94%, 9/25/2066 ‡ (c) (k)	3,750	2,282
WaMu Mortgage Pass-Through Certificates Trust
Series 2004-AR11, Class A, 4.14%, 10/25/2034 (k)	519	467
Series 2005-AR5, Class A6, 3.31%, 5/25/2035 (k)	1,064	1,031
Series 2005-AR16, Class 1A1, 2.79%, 12/25/2035 (k)	389	352
Series 2005-AR14, Class 1A3, 3.32%, 12/25/2035 (k)	909	844
Series 2005-AR14, Class 1A4, 3.32%, 12/25/2035 (k)	606	563
Series 2005-AR18, Class 1A3A, 2.99%, 1/25/2036 (k)	41	38
Series 2006-AR2, Class 1A1, 3.09%, 3/25/2036 (k)	147	132
Series 2004-AR10, Class A1B, 4.43%, 7/25/2044 (k)	443	396
Series 2005-AR15, Class A1A1, 4.11%, 11/25/2045 (k)	26	23
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2005-1, Class 1A3, 5.50%, 3/25/2035	477	411
Series 2005-4, Class CB7, 5.50%, 6/25/2035	333	294
Series 2005-10, Class 2A5, 5.75%, 11/25/2035	1,710	1,556
Series 2005-10, Class 4CB1, 5.75%, 12/25/2035	526	479
Series 2006-5, Class 2CB5, 6.50%, 7/25/2036	154	110
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	91

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2007-1, Class 1A7, 4.19%, 2/25/2037 (k)	2,575	1,801
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-AR19, Class A3, 3.69%, 12/25/2036 (k)	100	92
Series 2007-15, Class A1, 6.00%, 11/25/2037	123	99
		397,502
Total Collateralized Mortgage Obligations (Cost $504,103)		400,374
	SHARES (000)
Exchange-Traded Funds — 2.9%
United States — 2.9%
JPMorgan Equity Premium Income ETF (l)(Cost $332,143)	5,365	292,788
	PRINCIPAL AMOUNT ($000)
Loan Assignments — 2.2% (f) (m)
Canada — 0.0% ^
Flutter Entertainment plc, Term Loan (ICE LIBOR USD + 2.25%), 7.01%, 7/21/2026 (n)	150	147
West Jet, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.99%, 12/11/2026	288	250
		397
France — 0.0% ^
Altice France, 1st Lien Term Loan B-13 (ICE LIBOR USD 3 Month + 4.00%), 6.91%, 8/14/2026	2,646	2,420
Numericable US LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.69%), 7.77%, 1/31/2026	432	387
		2,807
Ireland — 0.0% ^
Flutter Entertainment plc, 1st Lien Term Loan B (3-MONTH SOFR + 3.25%), 6.78%, 7/22/2028	264	261
ICON, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.25%), 5.94%, 7/3/2028	111	110
		371
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Luxembourg — 0.1%
ICON, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.25%), 5.94%, 7/3/2028	447	442
Nestle Skin Health, Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 7.42%, 10/1/2026	9,262	8,804
		9,246
Netherlands — 0.0% ^
Commscope, Inc., 1st Lien Term Loan B-2 (ICE LIBOR USD 1 Month + 3.25%), 7.00%, 4/6/2026	1,025	975
United Kingdom — 0.0% ^
Delta 2 (Lux) SARL, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 6.25%, 2/1/2024	329	328
United States — 2.1%
Adient US LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.00%, 4/10/2028	5,218	5,034
Advanced Drainage Systems, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.25%), 5.37%, 7/31/2026	307	307
Albany Molecular Research, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 6.56%, 8/30/2026 (n)	813	744
Alliance Laundry Systems LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 7.41%, 10/8/2027 (n)	1,207	1,163
Allied Universal Holdco LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 7.50%, 5/12/2028	514	465
Altice Financing SA, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.75%), 6.83%, 7/15/2025	382	358
American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 5.84%, 4/6/2024	952	939
Ancestry.com, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.00%, 12/6/2027	608	536
API Group DE, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 3.75%, 10/1/2026	819	807
AppleCaramel Buyer LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 7.48%, 10/19/2027	8,011	7,570
Astoria Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 7.26%, 12/10/2027	195	191
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Asurion LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.00%, 7/31/2027 (n)	347	305
Asurion LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 5.25%), 9.00%, 1/31/2028	325	228
Asurion LLC, Term Loan B-10 (1-MONTH CME TERM SOFR + 4.00%), 7.65%, 8/19/2028	149	134
Asurion LLC, Term Loan B-6 (ICE LIBOR USD + 3.13%), 5.50%, 11/3/2023	190	170
Asurion LLC, Term Loan B-7 (ICE LIBOR USD 1 Month + 3.00%), 6.75%, 11/3/2024 (n)	381	359
Avantor Funding, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 6.00%, 11/8/2027	543	532
Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 5.42%, 6/1/2024	346	342
AZZ Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%; 3-MONTH SOFR + 4.25%), 8.08%, 5/13/2029	552	547
B&G Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 6.25%, 10/10/2026	476	448
Banijay Entertainment, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 6.88%, 3/1/2025	539	523
Bausch Health Cos., Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 5.25%), 8.62%, 2/1/2027	602	449
Birkenstock, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.10%, 4/28/2028	522	494
Brookfield WEC Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 6.50%, 8/1/2025 (n)	883	867
Brooks Automation, 1st Lien Term Loan B (1-MONTH SOFR + 3.10%; 6-MONTH SOFR + 3.10%), 5.26%, 2/1/2029	1,098	1,025
Brooks Automation, 2nd Lien Term Loan (1-MONTH SOFR + 5.60%), 7.35%, 2/1/2030	169	143
Buckeye Partners LP, 1st Lien Term Loan B-1 (ICE LIBOR USD 1 Month + 2.25%), 5.37%, 11/1/2026 (n)	670	661
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 6.38%, 4/3/2024	6,970	6,622
Cabinetworks, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 7.92%, 5/17/2028	5,677	3,937
Caesars Resort Collection, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 6.50%, 12/23/2024 (n)	1,023	1,011
Calpine Construction Finance Co. LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 5.75%, 1/15/2025	418	411
Camelot Finance LP, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 6.75%, 10/30/2026 (n)	743	731
Carroll County Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 7.17%, 2/16/2026	275	259
CenturyLink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 6.00%, 3/15/2027	280	260
Chamberlain Group, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 6.62%, 11/3/2028	552	500
Charter Communications Operating LLC, 1st Lien Term Loan B-2 (ICE LIBOR USD 1 Month + 1.75%), 5.51%, 2/1/2027 (n)	799	784
Cincinnati Bell, 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 3.25%), 7.01%, 11/22/2028	584	572
Claire's Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.50%), 10.25%, 12/18/2026 (o)	1,805	1,709
Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 6.31%, 8/21/2026	1,646	1,504
Conair Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 7.42%, 5/17/2028	767	641
Conservice LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 8.00%, 5/13/2027	592	564
Consilio, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 7.75%, 5/12/2028	782	728
Cortes NP Acquisition Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.88%, 3/2/2027	832	800
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	93

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
CSC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 5.66%, 7/17/2025	685	661
CSC Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 5.66%, 1/15/2026	871	843
CVS Holdings I LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 7.37%, 8/31/2026	584	457
DaVita, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 5.50%, 8/12/2026	634	612
DexKo Global, Inc., 1st Lien Term Loan B (1-MONTH SOFR + 7.50%; 3-MONTH SOFR + 7.50%), 7.06%, 10/4/2028	5,624	5,102
Diamond Sports Group LLC, 2nd Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 6.46%, 8/24/2026	336	65
DigiCert Buyer, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 4.00%), 6.90%, 10/16/2026	477	459
(ICE LIBOR USD 3 Month + 7.00%), 9.90%, 2/19/2029	145	135
DIRECTV Financing LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 8.75%, 8/2/2027	7,092	6,743
Duff & Phelps Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 6.78%, 4/9/2027	533	503
E.W. Scripps Co. (The), 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 2.75%), 5.87%, 1/7/2028	717	705
Elanco Animal Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 5.52%, 8/1/2027 (n)	585	563
Endo Pharmaceutical, 1st Lien Term Loan B (3-MONTH PRIME + 6.00%), 12.25%, 3/27/2028	197	162
Ensemble RCM LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 6.56%, 8/3/2026	259	255
Entegris, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%; 3-MONTH SOFR + 3.00%), 5.82%, 7/6/2029	400	397
Envision Healthcare Corp., Term Loan (ICE LIBOR USD + 3.75%), 6.12%, 10/10/2025	880	240
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
EPIC Crude Services LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 7.08%, 3/2/2026	9,991	7,972
Exelon Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 5.57%, 12/15/2027	729	721
FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2023 ‡ (j)	147	16
First Student Bidco, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 6.64%, 7/21/2028	4,597	4,315
First Student Bidco, 1st Lien Term Loan C
(ICE LIBOR USD 3 Month + 3.00%), 6.64%, 7/21/2028	1,710	1,605
(3-MONTH SOFR + 4.00%), 7.65%, 7/21/2028	265	251
First Student Bidco, Term Loan B (3-MONTH SOFR + 4.00%), 7.65%, 7/21/2028	3,820	3,613
Garda World Security, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 7.24%, 10/30/2026	400	380
Gates Global LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 6.25%, 3/31/2027	551	535
Gemini HDPE LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 5.81%, 12/31/2027	577	552
Genesee & Wyoming, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.00%), 5.67%, 12/30/2026	1,017	1,003
Geneys Telecom Holdings, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 7.75%, 12/1/2027 (n)	5,794	5,638
Getty Images, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.50%), 7.63%, 2/19/2026	395	392
GoodRx, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 6.50%, 10/10/2025	394	382
Graham Packaging, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 6.75%, 8/4/2027	3,380	3,291
Gray Television, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 5.63%, 1/2/2026	362	355
Gray TV, 1st Lien Term Loan D (ICE LIBOR USD 1 Month + 3.00%), 6.13%, 12/1/2028	213	210
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Griffon Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 5.49%, 1/24/2029	475	463
Grizzly Acquisitions, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 6.99%, 10/1/2025 (n)	461	453
Harsco Corp., Term Loan B-3 (ICE LIBOR USD 1 Month + 2.25%), 6.06%, 6/9/2028	379	329
Hercules Achievement, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 7.25%, 12/16/2024	269	250
Hertz Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 6.37%, 6/30/2028	881	848
Hertz Corp. (The), 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 3.25%), 6.37%, 6/30/2028	168	162
Holley, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 7.42%, 11/17/2028	463	415
HUB International, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 7.33%, 4/25/2025	520	509
Hyland Software, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 7.25%, 7/1/2024	475	463
iHeartCommunications, Inc., Term Loan B
(ICE LIBOR USD 1 Month + 3.00%), 6.75%, 5/1/2026	4,077	3,842
(ICE LIBOR USD 1 Month + 3.25%), 7.00%, 5/1/2026	150	141
INEOS Enterprises, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 6.57%, 8/28/2026	528	477
INEOS US Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 5.62%, 11/8/2028	497	461
INEOS US Petrochem LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 6.50%, 1/29/2026	346	324
Ingram Micro, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 7.17%, 6/30/2028	368	355
Insulet, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.00%, 5/4/2028	969	946
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Intelsat Jackson Holding, 1st Lien Term Loan (6-MONTH SOFR + 4.25%), 7.44%, 2/1/2029	809	779
Interior Logic Group, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 7.25%, 4/3/2028	482	329
Invenergy LLC, Term Loan (1-MONTH CME TERM SOFR + 3.75%), 7.59%, 8/28/2025	206	202
ION Corporates, 1st Lien Term Loan B (1-MONTH SOFR + 3.75%), 7.45%, 3/11/2028	389	374
IRB Holding Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.87%, 2/5/2025	785	772
Jazz Pharmaceuticals plc, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 7.25%, 5/5/2028	515	508
KDC US Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 7.50%, 12/22/2025	524	496
LABL, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 8.12%, 10/29/2028	4,806	4,425
LegalShield, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 6.82%, 12/15/2028	328	317
Leslie's Poolmart, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 6.25%, 3/9/2028 (n)	795	772
LifePoint Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 8.16%, 11/16/2025	615	542
LogMeIn, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.75%), 8.32%, 8/31/2027	314	197
Madison IAQ LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 6.82%, 6/21/2028	4,697	4,238
Medallion Midland Acquisition LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 7.42%, 10/18/2028	446	439
Medline, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 6.37%, 10/23/2028	3,370	3,095
MetroNet Systems Holdings LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 7.14%, 6/2/2028	469	456
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	95

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
MH Sub I LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 7.50%, 9/13/2024	719	691
MI Windows & Doors, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 7.33%, 12/18/2027	300	292
Mirion Technologies, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.75%), 5.63%, 10/20/2028	367	356
Moran Foods LLC, 1st Lien PIK Tranche (ICE LIBOR USD 3 Month + 7.00%), 0.00%, 12/31/2038	436	349
Moran Foods LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 7.00%), 10.67%, 4/1/2024 ‡	3,351	2,681
Moran Foods LLC, Tranche A Second Lien Term Loan (ICE LIBOR USD 3 Month + 10.75%), 14.42%, 10/1/2024	2,639	1,584
NAI Entertainment Holdings, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 6.26%, 5/8/2025	292	277
Netsmart Technologies, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 7.75%, 10/1/2027	449	433
Nielsen Holdings plc, Term Loan B-3 (ICE LIBOR USD 1 Month + 3.75%), 7.50%, 3/6/2028 (n)	383	338
Option Care Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 6.50%, 10/27/2028	605	596
Osmose Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 6.88%, 6/23/2028	559	517
Pactiv Evergreen Group Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 7.25%, 9/24/2028	312	302
PAREXEL International Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 6.37%, 11/15/2028 (n)	4,899	4,711
Pathway Vet Alliance LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 7.42%, 3/31/2027	432	389
PCI Pharma, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 7.42%, 11/30/2027	699	674
Pearl Intermediate Parent LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 3.50%), 7.25%, 2/14/2025	298	279
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Petco Health & Wellness Co., Inc., Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 6.92%, 3/3/2028	6,765	6,477
PetVet Care Centers, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 7.00%, 2/14/2025	542	504
PG&E Corp., Exit Term Loan (ICE LIBOR USD 1 Month + 3.00%), 6.81%, 6/23/2025	319	313
Pike Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 7.23%, 1/21/2028	275	272
Pike Corp., Delayed Draw Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 6.76%, 1/21/2028 (n)	756	740
PQ Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 5.31%, 6/9/2028	483	465
Prime Security Services Borrower LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 6.50%, 9/23/2026	834	821
PrimeSource, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 6.99%, 12/28/2027	2,582	2,178
Project Boost Purchaser LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 7.25%, 6/1/2026	697	670
Proofpoint, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 6.32%, 8/31/2028	426	405
Pure Fishing, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 8.25%, 12/22/2025	11,425	8,997
Quest Software US Holdings, Inc., 1st Lien Term Loan B (3-MONTH SOFR + 4.25%), 8.49%, 2/1/2029 (n)	559	412
Quikrete Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 6.12%, 6/11/2028	496	483
Radiology Partners, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 7.82%, 7/9/2025	550	440
RealPage, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 6.75%, 4/24/2028	539	506
Red Ventures LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 5.62%, 11/8/2024	181	177
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Reynolds Group Holdings, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 7.00%, 2/5/2026	444	431
Ring Container Technologies LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 6.61%, 8/12/2028	427	419
Sabre Holdings Corp., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.50%), 7.25%, 12/17/2027	270	240
(ICE LIBOR USD 1 Month + 3.50%), 7.25%, 12/17/2027	169	150
Samsonite International SA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 5.50%, 4/25/2025	397	378
Shearer's Foods LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 7.25%, 9/23/2027	323	300
Shutterfly, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 8.12%, 9/25/2026	3,505	2,127
Solenis International LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 7.44%, 11/9/2028	1,729	1,571
Spin Holdco, Inc., Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 7.14%, 3/4/2028	367	322
Spirit AeroSystems, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 7.50%, 1/15/2025	1,402	1,388
SPX Flow, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.50%), 8.33%, 4/5/2029	3,485	3,288
SRS Distribution, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 7.33%, 6/2/2028	434	402
SS&C Technologies Holdings, Inc., 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 1.75%), 5.50%, 4/16/2025	314	307
SS&C Technologies Holdings, Inc., 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 1.75%), 5.50%, 4/16/2025	255	250
St. George's University Scholastic Services LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.00%, 2/10/2029	529	514
Staples, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 7.78%, 4/16/2026	1,161	1,008
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Star Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 6.85%, 2/6/2026	699	687
Summer BC Holdco B SARL, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.50%), 8.17%, 12/4/2026 (n)	1,747	1,618
Sundyne, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 8.00%, 3/17/2027	607	570
Synaptics, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.25%), 4.36%, 12/2/2028 (n)	765	754
Team Health Holdings, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.25%), 8.98%, 3/2/2027	413	342
Tekni-Plex, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 7.67%, 9/15/2028	413	391
Tekni-Plex, Inc., Delayed Draw Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 7.67%, 9/15/2028	37	35
Tenneco, Inc., 1st Lien Term Loan B (1 Week LIBOR + 3.00%), 6.21%, 10/1/2025	659	656
ThoughtWorks, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 6.50%, 3/24/2028	525	515
Thyssenkrupp Elevator, 1st Lien Term Loan B-1 (ICE LIBOR USD 6 Month + 3.50%), 6.87%, 7/30/2027	2,719	2,578
Titan Acquisition Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 5.88%, 3/28/2025 (n)	5,798	5,292
Traeger Grills, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 7.00%, 6/29/2028	292	234
Traeger Grills, Delayed Draw Term Loan (ICE LIBOR USD 1 Month + 3.25%), 7.00%, 6/29/2028 (n)	10	8
Trans Union LLC, Term Loan B-6 (ICE LIBOR USD 1 Month + 2.25%), 6.00%, 12/1/2028	320	315
TransDigm Group, Inc., 1st Lien Term Loan E (ICE LIBOR USD 3 Month + 2.25%), 5.92%, 5/30/2025	418	408
TransDigm Group, Inc., 1st Lien Term Loan F (ICE LIBOR USD 3 Month + 2.25%), 5.92%, 12/9/2025	1,473	1,438
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	97

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Trinseo Materials Operating SCA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 5.75%, 9/6/2024	334	311
Triton Water Holdings, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 7.17%, 3/31/2028	4,033	3,575
Tropicana, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 6.90%, 1/24/2029	314	286
Truck Hero, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 7.25%, 1/31/2028	388	333
U.S. Renal Care, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 8.12%, 6/26/2026	3,964	2,438
UFC Holdings LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 3 Month + 2.75%), 7.11%, 4/29/2026	2,137	2,086
Ultimate Software Group, Inc. (The), 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 7.50%, 5/4/2026	125	121
Ultimate Software Group, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 7.00%, 5/4/2026	897	864
Ultra Resources, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 7.06%, 8/3/2029	596	574
United Airlines, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.25%), 8.78%, 6/21/2027 (n)	445	454
United Natural Foods, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 7.09%, 10/22/2025	1,351	1,337
Univision Communications Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 6.37%, 3/15/2026	784	758
USI, Inc., Term Loan (ICE LIBOR USD 3 Month + 2.75%), 6.42%, 5/16/2024	535	528
Utz Quality Foods LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 6.84%, 1/20/2028	403	395
Vertex Aerospace, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 7.50%, 12/6/2028	472	461
Virtusa Corp., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.75%), 7.50%, 2/11/2028	143	137
(1-MONTH CME TERM SOFR + 3.75%), 7.58%, 2/15/2029	182	174
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Whataburger, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.00%, 8/3/2028	804	762
Wheel Pros, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.50%), 8.82%, 5/11/2028	433	314
WIRB Copernicus Group, Inc., 1st Lien Term Loan B (1-MONTH SOFR + 4.00%; 3-MONTH SOFR + 4.00%), 7.46%, 1/8/2027 (n)	791	748
WMG Acquisition Corp., 1st Lien Term Loan G (ICE LIBOR USD 1 Month + 2.13%), 5.88%, 1/20/2028	884	861
Zekelman Industries, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.00%), 5.60%, 1/24/2027	660	639
		209,307
Total Loan Assignments (Cost $243,582)		223,431
Asset-Backed Securities — 1.5%
Cayman Islands — 0.0% ^
BlueMountain CLO Ltd. Series 2018-3A, Class D, 7.61%, 10/25/2030 ‡ (c) (k)	685	556
Voya CLO Ltd. Series 2016-3A, Class CR, 7.44%, 10/18/2031 ‡ (c) (k)	550	452
		1,008
United States — 1.5%
ABFC Trust
Series 2003-OPT1, Class A1A, 4.41%, 4/25/2033 ‡ (k)	133	128
Series 2004-OPT3, Class M1, 4.34%, 9/25/2033 ‡ (k)	294	290
Series 2004-HE1, Class M1, 4.49%, 3/25/2034 ‡ (k)	605	586
Accredited Mortgage Loan Trust Series 2004-4, Class M1, 4.46%, 1/25/2035 ‡ (k)	460	413
ACE Securities Corp. Home Equity Loan Trust
Series 2003-FM1, Class M1, 4.88%, 11/25/2032 ‡ (k)	457	450
Series 2004-OP1, Class M2, 5.16%, 4/25/2034 ‡ (k)	1,598	1,525
Affirm Asset Securitization Trust
Series 2021-Z2, Class A, 1.17%, 11/16/2026 (c)	3,206	3,085
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United States — continued
Series 2022-A, Class 1E, 8.04%, 5/17/2027 ‡ (c)	1,060	985
American Credit Acceptance Receivables Trust
Series 2019-1, Class F, 6.06%, 12/12/2025 (c)	1,630	1,630
Series 2019-3, Class F, 5.42%, 5/12/2026 (c)	1,210	1,193
Series 2019-2, Class F, 5.81%, 6/12/2026 (c)	510	505
Series 2021-2, Class E, 2.54%, 7/13/2027 (c)	1,400	1,274
Series 2021-3, Class D, 1.34%, 11/15/2027 (c)	700	655
Series 2022-1, Class E, 3.64%, 3/13/2028 (c)	1,473	1,277
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2002-AR1, Class M1, 4.65%, 9/25/2032 ‡ (k)	154	160
Asset-Backed Securities Corp. Home Equity Loan Trust
Series 2004-HE2, Class M2, 5.46%, 4/25/2034 ‡ (k)	704	632
Series 2004-HE7, Class M2, 5.16%, 10/25/2034 ‡ (k)	578	532
Series 2005-HE6, Class M4, 4.55%, 7/25/2035 ‡ (k)	77	77
Bear Stearns Asset-Backed Securities Trust
Series 2003-SD1, Class M1, 4.86%, 12/25/2033 ‡ (k)	388	378
Series 2004-HE2, Class M2, 5.39%, 3/25/2034 ‡ (k)	8	9
Series 2003-1, Class M1, 5.24%, 11/25/2042 ‡ (k)	60	68
Series 2004-SD4, Class A1, 4.49%, 8/25/2044 ‡ (k)	671	627
Centex Home Equity Loan Trust
Series 2004-C, Class M2, 4.38%, 6/25/2034 ‡ (k)	372	343
Series 2004-D, Class MV2, 4.62%, 9/25/2034 ‡ (k)	93	94
Series 2004-D, Class MF2, 6.06%, 9/25/2034 ‡ (h)	603	564
Series 2004-D, Class MF3, 6.26%, 9/25/2034 ‡ (h)	1,640	1,425
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Chase Funding Trust
Series 2003-5, Class 1M2, 5.64%, 9/25/2032 ‡ (k)	117	89
Series 2004-1, Class 1M1, 4.73%, 5/25/2033 ‡	841	734
Series 2003-4, Class 1A5, 4.89%, 5/25/2033 ‡ (h)	557	519
Series 2004-1, Class 2M1, 4.34%, 9/25/2033 ‡ (k)	13	13
Series 2004-2, Class 1M1, 5.70%, 2/26/2035 ‡ (k)	1,803	1,568
CHEC Loan Trust Series 2004-1, Class M1, 4.49%, 7/25/2034 ‡ (c) (k)	583	561
Citigroup Mortgage Loan Trust, Inc.
Series 2005-OPT1, Class M4, 4.64%, 2/25/2035 ‡ (k)	137	135
Series 2005-WF2, Class AF7, 5.75%, 8/25/2035 ‡ (h)	25	22
Conn's Receivables Funding LLC Series 2022-A, Class B, 9.52%, 12/15/2026 ‡ (c)	1,000	991
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2020-9, Class PT, 8.65%, 4/15/2045 (c) (k)	1,163	1,108
Countrywide Asset-Backed Certificates
Series 2004-3, Class M1, 4.34%, 6/25/2034 ‡ (k)	427	410
Series 2004-3, Class M2, 4.41%, 6/25/2034 ‡ (k)	397	388
Series 2004-ECC2, Class M2, 4.56%, 12/25/2034 ‡ (k)	151	148
Countrywide Partnership Trust Series 2004-EC1, Class M2, 4.53%, 1/25/2035 ‡ (k)	233	230
Credit Acceptance Auto Loan Trust
Series 2022-3A, Class A, 6.57%, 10/15/2032 (c)	400	400
Series 2022-3A, Class D, 9.00%, 4/18/2033 (c)	1,000	961
CWABS Asset-Backed Certificates Trust Series 2005-11, Class AF6, 5.05%, 2/25/2036 ‡ (k)	75	72
CWABS Asset-Backed Certificates Trust, Series 2004-BC4, Class M1, 4.64%, 11/25/2034 ‡ (k)	50	49
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	99

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United States — continued
CWABS Asset-Backed Certificates Trust, Series 2005-AB4, Class 2A1 Series 2005-AB4, Class 2A1, 4.13%, 3/25/2036 ‡ (k)	1,141	1,025
CWABS, Inc. Asset-Backed Certificates Series 2004-1, Class M2, 4.41%, 3/25/2034 ‡ (k)	381	374
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-5, Class M2, 4.59%, 7/25/2034 ‡ (k)	549	544
CWABS, Inc., Asset-Backed Certificates Series 2004-1, Class M3, 4.56%, 2/25/2034 ‡ (k)	231	229
DT Auto Owner Trust
Series 2019-2A, Class E, 4.46%, 5/15/2026 (c)	4,167	4,100
Series 2021-3A, Class D, 1.31%, 5/17/2027 (c)	600	530
Series 2021-2A, Class E, 2.97%, 7/17/2028 (c)	1,235	1,107
Series 2022-3A, Class C, 7.69%, 7/17/2028 (c)	935	932
Exeter Automobile Receivables Trust
Series 2019-3A, Class E, 4.00%, 8/17/2026 (c)	2,333	2,263
Series 2020-1A, Class E, 3.74%, 1/15/2027 (c)	2,690	2,588
Series 2021-4A, Class E, 4.02%, 1/17/2028 (c)	1,070	935
Series 2021-2A, Class E, 2.90%, 7/17/2028 (c)	2,750	2,351
Finance America Mortgage Loan Trust Series 2004-3, Class M2, 4.53%, 11/25/2034 ‡ (k)	139	118
First Franklin Mortgage Loan Asset-Backed Certificates Series 2004-FF3, Class M1, 4.41%, 5/25/2034 ‡ (k)	366	351
FREED ABS Trust
Series 2019-1, Class C, 5.39%, 6/18/2026 ‡ (c)	145	145
Series 2022-4FP, Class B, 7.58%, 12/18/2029 (c)	2,300	2,295
Fremont Home Loan Trust
Series 2002-1, Class M1, 4.84%, 8/25/2033 ‡ (k)	663	661
Series 2004-B, Class M2, 4.53%, 5/25/2034 ‡ (k)	310	302
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2004-C, Class M1, 4.56%, 8/25/2034 ‡ (k)	500	455
Series 2004-D, Class M1, 4.46%, 11/25/2034 (k)	1,335	1,147
Series 2004-D, Class M2, 4.49%, 11/25/2034 (k)	226	208
GLS Auto Receivables Issuer Trust Series 2019-2A, Class D, 4.52%, 2/17/2026 (c)	1,000	985
GM Financial Consumer Automobile Receivables Trust Series 2019-3, Class A3, 2.18%, 4/16/2024	3	3
GSAMP Trust
Series 2003-SEA, Class A1, 4.39%, 2/25/2033 ‡ (k)	467	446
Series 2003-HE1, Class M1, 4.73%, 6/20/2033 ‡ (k)	985	958
Series 2006-FM1, Class A2C, 3.91%, 4/25/2036 ‡ (k)	2,013	1,294
Home Equity Mortgage Loan Asset-Backed Trust
Series 2004-B, Class M2, 4.71%, 11/25/2034 ‡ (k)	353	340
Series 2004-C, Class M2, 4.49%, 3/25/2035 ‡ (k)	636	551
LendingClub Loan Certificate Issuer Trust
Series 2022-P3, Class CERT, 11.88%, 5/15/2037 ‡ (c)	125	2,693
Series 2022-NP3, Class CERT, HB, 25.22%, 5/15/2037 ‡ (c)	125	3,253
Series 2022-NP5, Class CERT, 0.00%, 6/15/2037 ‡ (c)	200	6,405
Series 2022-P4, Class CERT, 0.00%, 6/15/2037 ‡ (c)	200	4,953
Series 2022-NP6, Class CERT, HB, 25.46%, 7/15/2037 ‡ (c)	50	1,721
Lendingpoint Asset Securitization Trust Series 2021-B, Class B, 1.68%, 2/15/2029 ‡ (c)	750	696
Lendmark Funding Trust
Series 2021-1A, Class B, 2.47%, 11/20/2031 (c)	1,200	951
Series 2021-1A, Class D, 5.05%, 11/20/2031 ‡ (c)	1,100	807
Series 2021-2A, Class B, 2.37%, 4/20/2032 (c)	500	390
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United States — continued
Long Beach Mortgage Loan Trust Series 2003-4, Class M1, 4.61%, 8/25/2033 ‡ (k)	34	34
MASTR Asset-Backed Securities Trust
Series 2004-OPT2, Class M2, 4.56%, 9/25/2034 ‡ (k)	554	532
Series 2005-NC1, Class M4, 4.73%, 12/25/2034 ‡ (k)	532	510
ME Funding LLC Series 2019-1, Class A2, 6.45%, 7/30/2049 (c)	2,383	2,303
Merrill Lynch Mortgage Investors Trust
Series 2003-OPT1, Class M1, 4.56%, 7/25/2034 (k)	127	121
Series 2004-HE2, Class M1, 4.79%, 8/25/2035 ‡ (k)	70	67
Morgan Stanley ABS Capital I, Inc. Trust
Series 2003-NC10, Class M1, 4.61%, 10/25/2033 ‡ (k)	322	313
Series 2004-HE1, Class M1, 4.44%, 1/25/2034 ‡ (k)	9	9
Series 2004-NC3, Class M1, 4.38%, 3/25/2034 ‡ (k)	1,170	1,115
Series 2004-WMC2, Class M1, 4.50%, 7/25/2034 ‡ (k)	848	815
Series 2004-WMC2, Class M2, 5.39%, 7/25/2034 ‡ (k)	169	166
Series 2004-HE6, Class M2, 4.49%, 8/25/2034 ‡ (k)	585	556
Series 2004-HE7, Class M2, 4.53%, 8/25/2034 ‡ (k)	160	151
Series 2004-HE6, Class M3, 4.56%, 8/25/2034 ‡ (k)	387	373
Series 2004-HE7, Class M3, 4.61%, 8/25/2034 ‡ (k)	20	18
Series 2004-HE8, Class M2, 4.61%, 9/25/2034 ‡ (k)	222	209
Series 2004-NC8, Class M3, 4.70%, 9/25/2034 ‡ (k)	291	284
Series 2004-HE8, Class M3, 4.71%, 9/25/2034 ‡ (k)	389	364
Series 2005-HE1, Class M2, 4.29%, 12/25/2034 ‡ (k)	240	222
Series 2005-NC1, Class M3, 4.35%, 1/25/2035 ‡ (k)	263	242
Morgan Stanley Mortgage Loan Trust Series 2007-5AX, Class 2A2, 3.89%, 2/25/2037 ‡ (k)	2,915	795
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
New Century Home Equity Loan Trust
Series 2004-2, Class M2, 4.52%, 8/25/2034 ‡ (k)	96	93
Series 2004-2, Class M4, 5.39%, 8/25/2034 ‡ (k)	10	9
Series 2004-3, Class M2, 4.56%, 11/25/2034 ‡ (k)	300	287
Series 2004-3, Class M3, 4.65%, 11/25/2034 ‡ (k)	82	81
Series 2004-4, Class M2, 4.38%, 2/25/2035 ‡ (k)	265	258
NovaStar Mortgage Funding Trust Series 2003-2, Class M2, 6.36%, 9/25/2033 ‡ (k)	1,042	1,046
Oak Street Investment Grade Net Lease Fund
Series 2021-1A, Class A3, 2.80%, 1/20/2051 (c)	2,500	2,227
Series 2021-1A, Class B1, 4.23%, 1/20/2051 ‡ (c)	1,250	1,118
Oportun Issuance Trust Series 2022-3, Class B, 8.53%, 1/8/2030 (c)	1,000	993
Option One Mortgage Accept Corp. Asset-Backed Certificates
Series 2003-5, Class A2, 4.23%, 8/25/2033 ‡ (k)	265	255
Series 2003-5, Class M2, 5.91%, 8/25/2033 ‡ (k)	12	14
Option One Mortgage Loan Trust Series 2004-3, Class M2, 4.44%, 11/25/2034 ‡ (k)	344	324
Pagaya AI Debt Selection Trust Series 2021-3, Class C, 3.27%, 5/15/2029 ‡ (c)	1,500	1,247
People's Choice Home Loan Securities Trust Series 2004-2, Class M3, 5.31%, 10/25/2034 ‡ (k)	1,910	1,712
PNMAC FMSR ISSUER TRUST Series 2018-FT1, Class A, 5.94%, 4/25/2023 (c) (k)	2,878	2,737
PRET LLC
Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 ‡ (c) (h)	2,533	2,340
Series 2021-NPL3, Class A2, 3.72%, 7/25/2051 (c) (h)	3,333	2,897
Series 2021-NPL6, Class A2, 5.07%, 7/25/2051 ‡ (c) (h)	6,250	5,699
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	101

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United States — continued
Series 2021-RN4, Class A2, 5.19%, 10/25/2051 (c) (k)	5,000	4,609
Series 2022-NPL2, Class A1, 5.24%, 4/25/2052 ‡ (c) (h)	7,260	6,943
Pretium Mortgage Credit Partners I LLC Series 2021-NPL1, Class A2, 4.21%, 9/27/2060 (c) (h)	4,000	3,723
Pretium Mortgage Credit Partners LLC Series 2021-RN1, Class A2, 3.60%, 2/25/2061 (c) (h)	5,000	4,576
Progress Residential Trust
Series 2021-SFR8, Class G, 4.01%, 10/17/2038 ‡ (c)	6,080	4,899
Series 2022-SFR3, Class D, 4.45%, 4/17/2039 ‡ (c)	1,250	1,108
RAMP Trust Series 2002-RS2, Class AI5, 5.06%, 3/25/2032 ‡ (k)	207	186
RASC Trust Series 2005-KS2, Class M1, 4.23%, 3/25/2035 ‡ (k)	69	68
Renaissance Home Equity Loan Trust
Series 2002-3, Class M1, 5.09%, 12/25/2032 ‡ (k)	356	327
Series 2003-1, Class M1, 5.09%, 6/25/2033 ‡ (k)	155	144
Series 2003-4, Class M1, 4.86%, 3/25/2034 ‡ (k)	1,110	970
Series 2003-4, Class M2F, 6.24%, 3/25/2034 ‡ (h)	598	549
Santander Prime Auto Issuance Notes Trust
Series 2018-A, Class E, 5.04%, 9/15/2025 (c)	174	174
Series 2018-A, Class F, 6.80%, 9/15/2025 (c)	264	264
SASCO Mortgage Loan Trust Series 2004-GEL3, Class M1, 5.16%, 8/25/2034 ‡ (k)	571	558
Saxon Asset Securities Trust Series 2004-2, Class MV2, 4.17%, 8/25/2035 ‡ (k)	171	162
Securitized Asset-Backed Receivables LLC Trust Series 2005-OP1, Class M2, 4.26%, 1/25/2035 ‡ (k)	379	351
Stanwich Mortgage Loan Co. LLC Series 2021-NPB1, Class A2, 4.38%, 10/16/2026 (c) (h)	5,500	4,415
Structured Asset Securities Corp. Pass-Through Certificates Series 2002-AL1, Class A3, 3.45%, 2/25/2032 ‡	1,001	583
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Theorem Funding Trust Series 2022-3A, Class A, 7.60%, 4/15/2029 (c) (i)	1,000	995
Upstart Pass-Through Trust
Series 2022-PT3, Class A, 17.31%, 4/20/2030 (c) (k)	2,499	2,617
Series 2022-PT4, Class A, 17.63%, 5/20/2030 (c) (k)	4,339	4,408
Upstart Securitization Trust
Series 2021-5, Class C, 4.15%, 11/20/2031 (c)	1,200	991
Series 2022-1, Class C, 5.71%, 3/20/2032 ‡ (c)	1,200	1,046
Series 2022-4, Class A, 5.98%, 8/20/2032 (c)	560	549
Wells Fargo Home Equity Asset-Backed Securities Trust
Series 2004-2, Class M1, 4.49%, 10/25/2034 ‡ (k)	356	350
Series 2004-2, Class M8B, 5.00%, 10/25/2034 ‡ (c) (k)	290	240
Series 2004-2, Class M8A, 8.09%, 10/25/2034 ‡ (c) (k)	290	280
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class M2, 4.53%, 4/25/2034 ‡ (k)	9	9
Westlake Automobile Receivables Trust Series 2019-2A, Class F, 5.00%, 3/16/2026 (c)	1,880	1,862
		156,901
Total Asset-Backed Securities (Cost $165,554)		157,909
Foreign Government Securities — 0.8%
Angola — 0.0% ^
Republic of Angola
9.50%, 11/12/2025 (a)	970	943
8.00%, 11/26/2029 (a)	780	634
8.00%, 11/26/2029 (c)	1,550	1,259
9.13%, 11/26/2049 (a)	840	631
		3,467
Argentina — 0.0% ^
Argentine Republic
1.00%, 7/9/2029	354	72
0.50%, 7/9/2030 (h)	853	179
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Argentina—continued
1.50%, 7/09/2035 (h)	5,116	1,013
3.88%, 1/9/2038 (h)	1,486	382
3.50%, 7/9/2041 (h)	450	107
		1,753
Bahrain — 0.1%
Kingdom of Bahrain
7.00%, 1/26/2026 (a)	970	967
7.00%, 10/12/2028 (a)	1,400	1,339
6.75%, 9/20/2029 (a)	200	187
5.45%, 9/16/2032 (c)	481	388
6.00%, 9/19/2044 (a)	1,500	1,048
7.50%, 9/20/2047 (a)	970	772
		4,701
Brazil — 0.1%
Federative Republic of Brazil
4.50%, 5/30/2029	2,730	2,443
8.25%, 1/20/2034	785	847
5.63%, 1/7/2041	950	763
5.00%, 1/27/2045	1,230	883
		4,936
Colombia — 0.1%
Republic of Colombia
4.50%, 1/28/2026	750	673
3.88%, 4/25/2027	1,390	1,158
4.50%, 3/15/2029	600	484
7.38%, 9/18/2037	1,000	841
6.13%, 1/18/2041	950	679
5.00%, 6/15/2045	1,370	831
5.20%, 5/15/2049	420	255
4.13%, 5/15/2051 (b)	1,000	529
		5,450
Costa Rica — 0.0% ^
Republic of Costa Rica
6.13%, 2/19/2031 (a)	1,200	1,112
7.00%, 4/4/2044 (a)	1,100	930
		2,042
Cote D'Ivoire — 0.0% ^
Republic of Cote d'Ivoire
5.75%, 12/31/2032 (a) (h)	815	717
6.13%, 6/15/2033 (a)	1,830	1,422
		2,139
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Dominican Republic — 0.1%
Dominican Republic Government Bond
6.88%, 1/29/2026 (a)	1,200	1,176
5.95%, 1/25/2027 (a)	1,420	1,322
4.50%, 1/30/2030 (b) (c)	790	631
4.88%, 9/23/2032 (c)	1,090	836
7.45%, 4/30/2044 (a)	1,580	1,318
6.85%, 1/27/2045 (a)	500	384
6.50%, 2/15/2048 (a)	1,250	908
5.88%, 1/30/2060 (c)	880	590
		7,165
Ecuador — 0.0% ^
Republic of Ecuador
5.50%, 7/31/2030 (a) (h)	3,810	2,019
5.50%, 7/31/2030 (c) (h)	650	344
2.50%, 7/31/2035 (a) (h)	3,110	1,130
		3,493
Egypt — 0.1%
Arab Republic of Egypt
3.88%, 2/16/2026 (c)	665	501
3.88%, 2/16/2026 (a)	600	452
7.50%, 1/31/2027 (a)	2,670	2,146
7.60%, 3/1/2029 (a)	500	358
5.88%, 2/16/2031 (c)	482	293
7.05%, 1/15/2032 (b) (c)	880	553
7.63%, 5/29/2032 (c)	750	476
8.70%, 3/01/2049 (c)	1,520	898
8.88%, 5/29/2050 (a)	250	148
8.15%, 11/20/2059 (c)	1,050	604
		6,429
El Salvador — 0.0% ^
Republic of El Salvador
6.38%, 1/18/2027 (a)	950	369
7.12%, 1/20/2050 (a)	1,437	482
		851
Gabon — 0.0% ^
Gabonese Republic 6.95%, 6/16/2025 (a)	700	628
Ghana — 0.0% ^
Republic of Ghana
7.63%, 5/16/2029 (a)	1,310	360
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	103

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Ghana—continued
10.75%, 10/14/2030 (a)	520	336
8.63%, 6/16/2049 (a)	1,890	507
		1,203
Guatemala — 0.0% ^
Republic of Guatemala
4.50%, 5/3/2026 (a)	655	618
5.38%, 4/24/2032 (a)	250	230
6.13%, 6/1/2050 (c)	720	618
		1,466
Iraq — 0.0% ^
Republic of Iraq
6.75%, 3/9/2023 (a)	1,150	1,128
5.80%, 1/15/2028 (a)	1,526	1,295
		2,423
Jamaica — 0.0% ^
Jamaica Government Bond
8.00%, 3/15/2039	343	377
7.88%, 7/28/2045	550	583
		960
Jordan — 0.0% ^
Hashemite Kingdom of Jordan 5.85%, 7/7/2030 (c)	1,810	1,498
Kenya — 0.0% ^
Republic of Kenya
6.88%, 6/24/2024 (a)	2,663	2,324
6.30%, 1/23/2034 (b) (c)	483	304
		2,628
Lebanon — 0.0% ^
Lebanese Republic
6.65%, 4/22/2024 (a) (j)	625	35
6.85%, 3/23/2027 (a) (j)	2,639	149
6.65%, 11/3/2028 (a) (j)	2,215	126
		310
Mexico — 0.0% ^
United Mexican States
5.55%, 1/21/2045	650	551
4.60%, 1/23/2046	610	445
4.50%, 1/31/2050	500	355
3.77%, 5/24/2061 (b)	1,198	698
		2,049
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mongolia — 0.0% ^
State of Mongolia 4.45%, 7/7/2031 (a)	1,000	645
Morocco — 0.0% ^
Kingdom of Morocco
3.00%, 12/15/2032 (c)	690	496
4.00%, 12/15/2050 (c)	650	383
		879
Namibia — 0.0% ^
Republic of Namibia 5.25%, 10/29/2025 (a)	400	360
Nigeria — 0.0% ^
Federal Republic of Nigeria
7.63%, 11/21/2025 (a)	1,000	860
6.50%, 11/28/2027 (c)	1,220	864
6.50%, 11/28/2027 (a)	1,220	863
8.75%, 1/21/2031 (a)	780	546
7.88%, 2/16/2032 (a)	710	454
7.63%, 11/28/2047 (a)	600	339
7.63%, 11/28/2047 (c)	1,290	729
		4,655
Oman — 0.1%
Sultanate of Oman Government Bond
4.75%, 6/15/2026 (a)	1,710	1,616
5.38%, 3/08/2027 (a)	1,320	1,257
6.00%, 8/1/2029 (a)	1,180	1,120
6.25%, 1/25/2031 (c)	264	251
7.38%, 10/28/2032 (c)	625	638
6.50%, 3/08/2047 (a)	340	280
6.75%, 1/17/2048 (a)	1,170	981
7.00%, 1/25/2051 (c)	301	257
		6,400
Pakistan — 0.0% ^
Islamic Republic of Pakistan
8.25%, 4/15/2024 (a)	730	303
8.25%, 9/30/2025 (a)	550	187
6.00%, 4/8/2026 (a)	450	141
7.38%, 4/8/2031 (c)	554	168
8.88%, 4/8/2051 (a)	767	230
		1,029
Paraguay — 0.0% ^
Republic of Paraguay
4.70%, 3/27/2027 (a)	2,020	1,924
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Paraguay—continued
6.10%, 8/11/2044 (a)	1,730	1,487
5.60%, 3/13/2048 (a)	350	272
5.40%, 3/30/2050 (c)	950	723
		4,406
Senegal — 0.0% ^
Republic of Senegal
6.25%, 5/23/2033 (a)	1,000	745
6.75%, 3/13/2048 (a)	650	412
6.75%, 3/13/2048 (c)	460	291
		1,448
South Africa — 0.1%
Republic of South Africa
4.88%, 4/14/2026	220	206
4.30%, 10/12/2028	2,380	2,027
6.25%, 3/08/2041	2,500	1,894
5.00%, 10/12/2046	700	439
5.75%, 9/30/2049	1,550	1,027
		5,593
Turkey — 0.1%
Republic of Turkey
5.60%, 11/14/2024	950	907
4.88%, 10/09/2026	1,100	934
5.13%, 2/17/2028	940	759
5.25%, 3/13/2030 (b)	1,050	781
6.00%, 1/14/2041	1,040	668
4.88%, 4/16/2043	1,120	655
		4,704
Ukraine — 0.0% ^
Ukraine Government Bond 7.75%, 9/1/2028 (a)	500	89
Zambia — 0.0% ^
Republic of Zambia 8.97%, 7/30/2027 (a)	800	296
Total Foreign Government Securities (Cost $121,871)		86,095
U.S. Treasury Obligations — 0.8%
United States — 0.8%
U.S. Treasury Notes
0.13%, 1/31/2023 (p)	76,425	75,677
4.25%, 9/30/2024	1,100	1,095
Total U.S. Treasury Obligations (Cost $77,331)		76,772
INVESTMENTS	SHARES (000)	VALUE ($000)
Preferred Stocks — 0.6%
United States — 0.6%
Allstate Corp. (The) Series H, 5.10%, 10/15/2024 ($25 par value) (q)	44	861
Bank of America Corp.,
Series KK, 5.38%, 6/25/2024 ($25 par value) (q)	92	1,975
Series LL, 5.00%, 9/17/2024 ($25 par value) (q)	35	702
Energy Transfer LP Series E, 7.60%, 5/15/2024 (q)	255	5,881
Goodman Networks, Inc. ‡ *	64	1
MetLife, Inc. Series F, 4.75%, 3/15/2025 ($25 par value) (q)	69	1,360
Morgan Stanley,
Series I, 6.38%, 10/15/2024 ($25 par value) (q)	72	1,743
Series K, 5.85%, 4/15/2027 ($25 par value) (q)	341	7,824
Series P, 6.50%, 10/15/2027 ($25 par value) (q)	200	4,961
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡	2,316	2,536
Northern Trust Corp. Series E, 4.70%, 1/1/2025 ($25 par value) (q)	28	565
Public Storage Series L, REIT, 4.63%, 6/17/2025 ($25 par value) (q)	6	115
SCE Trust VI 5.00%, 6/26/2022 ($25 par value) (q)	453	7,766
Sempra Energy 5.75%, 7/1/2079 ($25 par value)	18	387
Southern Co. (The) Series 2020, 4.95%, 1/30/2080 ($25 par value)	160	3,059
State Street Corp. Series G, 5.35%, 3/15/2026 ($25 par value) (q)	43	1,036
Truist Financial Corp. Series R, 4.75%, 9/1/2025 ($25 par value) (q)	104	1,971
Wells Fargo & Co.,
Series Y, 5.63%, 12/15/2022 ($25 par value) (q)	153	3,254
Series Z, 4.75%, 3/15/2025 ($25 par value) (q)	776	13,961
Series AA, 4.70%, 12/15/2025 ($25 par value) (q)	19	336
Total Preferred Stocks (Cost $73,057)		60,294
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	105

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Convertible Bonds — 0.5%
Australia — 0.0% ^
DEXUS Finance Pty. Ltd. REIT, 2.30%, 6/19/2026 (a)	AUD 1,600	962
Glencore Funding LLC Zero Coupon, 3/27/2025 (a)	1,000	1,081
		2,043
Canada — 0.0% ^
Shopify, Inc. 0.13%, 11/1/2025	681	572
China — 0.1%
Hansoh Pharmaceutical Group Co. Ltd. Zero Coupon, 1/22/2026 (a)	600	537
Hello Group, Inc. 1.25%, 7/1/2025	1,149	1,057
Meituan Zero Coupon, 4/27/2028 (a)	1,000	716
Pharmaron Beijing Co. Ltd. Zero Coupon,6/18/2026 (a)	1,000	839
Pinduoduo, Inc. Zero Coupon, 12/1/2025	1,120	1,005
Smart Insight International Ltd. 4.50%, 12/5/2023 (a)	HKD 2,000	53
Weibo Corp. 1.25%, 11/15/2022	1,124	1,114
		5,321
France — 0.0% ^
Worldline SA Zero Coupon, 7/30/2026 (a)	EUR 610(r)	517
Germany — 0.0% ^
MTU Aero Engines AG Series MTX, 0.05%, 3/18/2027 (a)	EUR 800	661
Zalando SE Series B, 0.63%, 8/6/2027 (a)	EUR 800	593
		1,254
Israel — 0.0% ^
Wix.com Ltd. Zero Coupon, 8/15/2025	1,673	1,388
New Zealand — 0.0% ^
Xero Investments Ltd. Zero Coupon, 12/2/2025 (a)	916	707
Singapore — 0.0% ^
Sea Ltd. 0.25%, 9/15/2026	1,027	708
South Korea — 0.0% ^
Delivery Hero SE Series A, 1.00%, 4/30/2026 (a)	EUR 300	212
Spain — 0.0% ^
Cellnex Telecom SA 0.75%, 11/20/2031 (a)	EUR 1,200	807
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United Kingdom — 0.1%
Barclays Bank plc
Zero Coupon, 2/4/2025	490	622
Series VUN, Zero Coupon, 2/18/2025	508	541
Capital & Counties Properties plc REIT, 2.00%, 3/30/2026	GBP 500	464
Cornwall Jersey Ltd. 0.75%, 4/16/2026 (a)	GBP 500	353
Just Eat Takeaway.com NV Series B, 0.63%, 2/9/2028 (a)	EUR 600	368
Ocado Group plc 0.75%, 1/18/2027 (a)	GBP 300	209
Trainline plc 1.00%, 1/14/2026 (a)	GBP 600	568
WH Smith plc 1.63%, 5/7/2026 (a)	GBP 500	458
		3,583
United States — 0.3%
Affirm Holdings, Inc. Zero Coupon, 11/15/2026 (c)	1,508	934
Airbnb, Inc. Zero Coupon, 3/15/2026	693	580
Alteryx, Inc. 1.00%, 8/1/2026	1,137	910
Avalara, Inc. 0.25%, 8/1/2026	687	682
BigCommerce Holdings, Inc. 0.25%, 10/1/2026	389	285
Block, Inc. 0.25%, 11/1/2027	734	548
BofA Finance LLC 0.25%, 5/1/2023	615	653
Cheesecake Factory, Inc. (The) 0.38%, 6/15/2026	740	607
Chegg, Inc. Zero Coupon, 9/1/2026	1,646	1,275
Cloudflare, Inc. Zero Coupon, 8/15/2026	766	616
Coinbase Global, Inc. 0.50%, 6/1/2026	860	568
Confluent, Inc. Zero Coupon, 1/15/2027 (c)	1,560	1,170
Coupa Software, Inc. 0.38%, 6/15/2026	1,539	1,217
DigitalBridge Group, Inc. REIT, 5.00%, 4/15/2023	853	845
DISH Network Corp.
2.38%,3/15/2024	2,092	1,898
3.38%, 8/15/2026	4,533	3,135
DocuSign, Inc. Zero Coupon, 1/15/2024	970	910
Dropbox, Inc. Zero Coupon, 3/1/2026	999	885
Gulfport Energy Corp. 10.00% (Cash), 11/28/2022 ‡ * (d) (e) (g)	—	2,040
Halozyme Therapeutics, Inc. 0.25%, 3/1/2027	469	419
Liberty Interactive LLC
4.00%, 11/15/2029	3,709	1,669
3.75%, 2/15/2030	320	144
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Convertible Bonds — continued
United States — continued
Okta, Inc. 0.13%, 9/1/2025	359	301
Peloton Interactive, Inc. Zero Coupon, 2/15/2026	1,133	810
Redwood Trust, Inc. REIT, 4.75%, 8/15/2023	716	682
Repay Holdings Corp. Zero Coupon, 2/1/2026 (c)	855	588
RingCentral, Inc.
Zero Coupon, 3/1/2025	1,093	909
Zero Coupon, 3/15/2026	1,704	1,299
RWT Holdings, Inc. 5.75%, 10/1/2025	313	251
Shift4 Payments, Inc. 0.50%, 8/1/2027	544	418
Snap, Inc. Zero Coupon, 5/1/2027	1,328	914
Splunk, Inc. 1.13%, 6/15/2027	657	558
Spotify USA, Inc. Zero Coupon, 3/15/2026	654	519
Supernus Pharmaceuticals, Inc. 0.63%, 4/1/2023	636	617
TripAdvisor, Inc. 0.25%, 4/1/2026	672	534
Twitter, Inc. Zero Coupon, 3/15/2026	1,630	1,606
Uber Technologies, Inc. Zero Coupon, 12/15/2025	1,071	885
Unity Software, Inc. Zero Coupon, 11/15/2026 (c)	384	279
Vishay Intertechnology, Inc. 2.25%, 6/15/2025	756	725
		33,885
Vietnam — 0.0% ^
No. Va Land Investment Group Corp. 5.25%, 7/16/2026 (a)	1,200	1,048
Total Convertible Bonds (Cost $60,225)		52,045
	SHARES (000)
Convertible Preferred Stocks — 0.2%
United States — 0.2%
AMG Capital Trust II 5.15%, 10/15/2037 ($50 par value)	20	935
Bank of America Corp. Series L, 7.25% ($1,000 par value)	2	2,500
Claire's Stores, Inc. ‡ *	3	7,100
Danaher Corp. Series B, 5.00%, 4/15/2023 ($1,000 par value)	1	638
KKR Group Co., Inc., Series C, 6.00%, 9/15/2023 ($50 par value)	26	1,580
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
NextEra Energy, Inc. 6.93%, 9/1/2025 ($49 par value) *	45	2,078
Wells Fargo & Co. Series L, 7.50% ($1,000 par value)	1	1,713
Total Convertible Preferred Stocks (Cost $10,230)		16,544
	NO. OF WARRANTS (000)
Warrants — 0.0% ^
United Kingdom — 0.0% ^
Cineworld Group expiring 12/31/2049, price 4,149.00 GBP *	17	—
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD ‡ *	47	2,099
		2,099
United States — 0.0% ^
Windstream Holdings, Inc. expiring 12/31/2049, price 11.00 USD ‡ *	4	63
Total Warrants (Cost $—)		2,162
	PRINCIPAL AMOUNT ($000)
Mortgage-Backed Securities — 0.0% ^
United States — 0.0% ^
FNMA UMBS, 20 Year Pool # CA1231, 3.50%, 2/1/2038	251	229
FNMA UMBS, 30 Year
Pool # MA4398, 2.00%, 8/1/2051	580	459
Pool # MA4465, 2.00%, 11/1/2051	52	41
Pool # MA4548, 2.50%, 2/1/2052	19	15
Pool # MA4563, 2.50%, 3/1/2052	58	47
Pool # MA4564, 3.00%, 3/1/2052	17	15
Total Mortgage-Backed Securities (Cost $986)		806
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Luxembourg — 0.0% ^
Intelsat Jackson Holdings SA, expiring 12/5/2025‡ *	56	—
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	107

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — continued
United States — 0.0% ^
Vistra Corp., expiring 12/31/2049‡	488	622
Total Rights (Cost $—)		622
	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 7.0%
Certificates of Deposits — 0.0% ^
Bank of Nova Scotia (The), (SOFR + 3.68%), 3.63%, 3/24/2023 (f)	325	325
Lloyds Bank Corporate Markets plc, (SOFR + 8.99%), 3.72%, 3/22/2023 (f)	249	249
Svenska Handelsbanken AB, 3.46%, 6/13/2023	250	247
Total Certificates of Deposits (Cost $824)		821
Commercial Paper — 0.8%
Allianz Fin Corp., 4.40%, 1/31/2023 (s)	4,600	4,550
Ameren Illinois Co., 4.16%, 11/22/2022 (s)	2,800	2,793
American Electric Power Co. Inc., 4.32%, 12/12/2022 (s)	1,100	1,095
American Honda Finance Corp., 4.49%, 1/9/2023 (s)	2,250	2,231
Brookfield US Holdings Inc., 4.15%, 11/7/2022 (s)	1,700	1,699
Canadian Pacific Railway Co., 3.65%, 11/3/2022 (s)	1,750	1,749
CDP Financial, Inc., 4.28%, 1/30/2023 (c) (s)	4,600	4,551
CenterPoint Energy Resources Corp., 4.14%, 11/17/2022 (s)	1,750	1,747
Church & Dwight Co., Inc., 3.60%, 11/3/2022 (s)	1,700	1,699
Citigroup Global Markets, Inc., 4.12%, 8/9/2023 (s)	216	207
Consolidated Edison Co., Inc., 4.16%, 11/9/2022 (s)	1,100	1,099
Credit Industriel et Commercial, 3.69%, 2/9/2023 (s)	250	247
DNB Bank ASA, 3.75%, 5/17/2023 (s)	250	243
DTE Energy Co., 4.28%, 11/17/2022 (s)	1,100	1,098
Enbridge (US) Inc., 4.31%, 11/23/2022 (s)	1,700	1,696
Enel Finance America LLC, 1.01%, 1/20/2023 (s)	250	247
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
Export Development Corp., 4.30%, 1/27/2023 (s)	4,600	4,552
General Mills, Inc., 4.18%, 11/16/2022 (s)	1,100	1,098
Gta Funding Corporate Commercial Paper Discount, 4.60%, 1/18/2023 (s)	2,300	2,278
Henkel US Operations Corp., 4.31%, 9/7/2023 (s)	78	75
John Deere Limited, 4.24%, 1/13/2023 (s)	4,600	4,562
KEB Hana Bank USA, 3.77%, 1/17/2023 (s)	250	248
National Rural Utilities Cooperative Finance Corp., 4.11%, 11/21/2022 (s)	4,600	4,590
Nederlandse Waterschapsbank NV, 4.50%, 3/2/2023 (s)	4,600	4,531
NextEra Energy Capital Holdings, Inc., 4.11%, 11/14/2022 (s)	1,700	1,697
NiSource Inc., 4.16%, 11/16/2022 (s)	1,100	1,098
ONE Gas, Inc., 4.15%, 11/7/2022 (s)	2,300	2,298
Ontario Teachers' Finance Trust, 4.15%, 3/9/2023 (c) (s)	343	337
PPL Capital Funding, Inc., 4.16%, 11/10/2022 (s)	1,100	1,099
Procter & Gamble Co. (The), 4.41%, 2/21/2023 (s)	4,600	4,537
PSP Capital, Inc.
4.20%, 1/26/2023 (c) (s)	4,600	4,553
4.50%, 3/1/2023 (c) (s)	4,600	4,531
Suncor Energy, Inc., 4.98%, 1/30/2023 (s)	1,700	1,680
TELUS Corp.
4.35%, 1/10/2023 (s)	250	248
5.13%, 2/22/2023 (s)	1,400	1,379
Toronto-Dominion Bank (The)
0.40%, 11/22/2022 (s)	250	249
5.25%, 5/22/2023 (s)	2,135	2,074
Toyota Industries Commercial Finance, Inc., 4.02%, 6/9/2023 (c) (s)	111	108
TransCanada PipeLines Ltd., 4.43%, 12/15/2022 (s)	1,700	1,691
Ventas Realty LP, 3.95%, 11/7/2022 (s)	1,700	1,699
VF Corp., 4.26%, 11/28/2022 (s)	1,725	1,720
Westpac Securities NZ Ltd., 0.52%, 11/25/2022 (s)	250	249
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Funds	October 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued
Commercial Paper — continued
Xcel Energy, Inc., 3.85%, 11/4/2022 (s)	1,700	1,699
Total Commercial Paper (Cost $81,842)		81,831
	SHARES (000)
Investment Companies — 4.5%
JPMorgan Prime Money Market Fund Class IM Shares, 3.18% (l) (t)	47,925	47,930
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (l) (t)	407,526	407,567
Total Investment Companies (Cost $455,489)		455,497
Investment of Cash Collateral from Securities Loaned — 1.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (l) (t)	147,949	147,949
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (l) (t)	29,510	29,510
Total Investment of Cash Collateral from Securities Loaned (Cost $177,390)		177,459
Total Short-Term Investments (Cost $715,545)		715,608
Total Investments — 101.2% (Cost $11,003,454)		10,300,723
Liabilities in Excess of Other Assets — (1.2)%		(126,606)
NET ASSETS — 100.0%		10,174,117

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
AUD	Australian Dollar
CJSC	Closed Joint Stock Company
CLO	Collateralized Loan Obligations
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
CVA	Dutch Certification
ELN	Equity-Linked Note
ETF	Exchange Traded Fund
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
HB
High Coupon Bonds (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal.
The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

HKD	Hong Kong Dollar
ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of October
31, 2022. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
NASDAQ	National Association of Securities Dealers Automate Quotation
OYJ	Public Limited Company
PIK	Payment In Kind
PJSC	Public Joint Stock Company
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RTS	Russian Trading System
SCA	Limited partnership with share capital
SGPS	Holding company
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	109

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at October 31, 2022. The total value of securities on loan at October 31, 2022 is $168,289.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Security is an interest bearing note with preferred security characteristics.
(e)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of October 31, 2022.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2022.
(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(h)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of October 31, 2022.

(i)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(j)	Defaulted security.
(k)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of October 31, 2022.

(l)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(m)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(n)	All or a portion of this security is unsettled as of October 31, 2022. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(o)	Fund is subject to legal or contractual restrictions on the resale of the security.
(p)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(q)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of October 31, 2022.
(r)	Amount represents Units.
(s)	The rate shown is the effective yield as of October 31, 2022.
(t)	The rate shown is the current yield as of October 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Funds	October 31, 2022

Summary of Investments by Industry, October 31, 2022
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Convertible Bonds	7.0%
Oil, Gas & Consumable Fuels	6.9
Banks	6.2
Equity Real Estate Investment Trusts (REITs)	4.3
Commercial Mortgage-Backed Securities	4.2
Diversified Telecommunication Services	4.1
Collateralized Mortgage Obligations	3.9
Media	3.6
Pharmaceuticals	3.4
Electric Utilities	3.0
Exchange-Traded Fund	2.8
Health Care Providers & Services	2.5
Insurance	2.4
Capital Markets	1.9
Hotels, Restaurants & Leisure	1.9
Wireless Telecommunication Services	1.5
Asset-Backed Securities	1.5
Metals & Mining	1.4
Chemicals	1.4
Semiconductors & Semiconductor Equipment	1.4
Food Products	1.3
Multi-Utilities	1.2
Specialty Retail	1.1
Food & Staples Retailing	1.1
Auto Components	1.1
Beverages	1.1
Machinery	1.0
Others (each less than 1.0%)	19.6
Short-Term Investments	7.2
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	111

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2022 (continued)
Futures contracts outstanding as of October 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	24	12/16/2022	EUR	858	33
FTSE 100 Index	5	12/16/2022	GBP	408	2
S&P 500 E-Mini Index	1,833	12/16/2022	USD	355,877	(731)
U.S. Treasury 10 Year Note	16,504	12/20/2022	USD	1,826,786	(105,579)
					(106,275)
Short Contracts
EURO STOXX 50 Index	(5,544)	12/16/2022	EUR	(198,170)	(1,713)
E-Mini NASDAQ 100 Index	(2,679)	12/16/2022	USD	(613,438)	35,521
					33,808
					(72,467)

Abbreviations
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
NASDAQ	National Association of Securities Dealers Automate Quotation
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Funds	October 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2022
(Amounts in thousands, except per share amounts)

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$2,832,692	$9,374,979
Investments in affiliates, at value	429,317	748,285
Investments of cash collateral received from securities loaned, at value (See Note 2.F.)	51,155	177,459
Cash	3,010	2,017
Foreign currency, at value	4,157	742
Deposits at broker for futures contracts	2,998	121
Receivables:
Investment securities sold	10,335	18,165
Fund shares sold	2,809	7,822
Interest from non-affiliates	4,303	63,076
Dividends from non-affiliates	2,162	7,165
Dividends from affiliates	1,164	829
Tax reclaims	2,519	8,238
Securities lending income (See Note 2.F.)	18	184
Variation margin on futures contracts	2,539	7,016
Unrealized appreciation on forward foreign currency exchange contracts	12,189	—
Total Assets	3,361,367	10,416,098
LIABILITIES:
Payables:
Investment securities purchased	14,490	39,094
Investment securities purchased — delayed delivery securities	—	1,017
Collateral received on securities loaned (See Note 2.F.)	51,155	177,459
Fund shares redeemed	5,967	17,330
Unrealized depreciation on forward foreign currency exchange contracts	5,798	—
Unrealized depreciation on unfunded commitments	—	7
Accrued liabilities:
Investment advisory fees	1,437	3,374
Administration fees	174	579
Distribution fees	336	1,733
Service fees	282	284
Custodian and accounting fees	157	320
Deferred foreign capital gains tax	—	263
Other	280	521
Total Liabilities	80,076	241,981
Net Assets	$3,281,291	$10,174,117
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	113

STATEMENTS OF ASSETS AND LIABILITIES
AS OF October 31, 2022 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
NET ASSETS:
Paid-in-Capital	$3,612,464	$11,459,114
Total distributable earnings (loss)	(331,173)	(1,284,997)
Total Net Assets	$3,281,291	$10,174,117
Net Assets:
Class A	$600,741	$4,354,310
Class C	324,254	1,284,317
Class I	1,657,768	4,142,959
Class R2	4,859	—
Class R3	1,410	—
Class R4	1,656	—
Class R5	61	—
Class R6	690,542	392,531
Total	$3,281,291	$10,174,117
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	35,528	483,252
Class C	19,561	142,963
Class I	97,374	458,981
Class R2	289	—
Class R3	83	—
Class R4	98	—
Class R5	4	—
Class R6	40,581	43,481
Net Asset Value (a):
Class A — Redemption price per share	$16.91	$9.01
Class C — Offering price per share (b)	16.58	8.98
Class I — Offering and redemption price per share	17.02	9.03
Class R2 — Offering and redemption price per share	16.78	—
Class R3 — Offering and redemption price per share	16.97	—
Class R4 — Offering and redemption price per share	16.91	—
Class R5 — Offering and redemption price per share	17.04	—
Class R6 — Offering and redemption price per share	17.02	9.03
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$17.71	$9.43
Cost of investments in non-affiliates	$2,755,990	$10,038,432
Cost of investments in affiliates	445,156	787,632
Cost of foreign currency	5,935	637
Investment securities on loan, at value (See Note 2.F.)	48,471	168,289
Cost of investment of cash collateral (See Note 2.F.)	51,149	177,390

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Funds	October 31, 2022

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2022
(Amounts in thousands)

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$27,843	$375,151
Interest income from affiliates	6	15
Dividend income from non-affiliates	53,760	186,815
Dividend income from affiliates	7,255	27,839
Income from securities lending (net) (See Note 2.F.)	328	1,379
Foreign taxes withheld (net)	(3,130)	(13,062)
Total investment income	86,062	578,137
EXPENSES:
Investment advisory fees	23,661	50,857
Administration fees	3,227	8,480
Distribution fees:
Class A	1,754	12,286
Class C	3,175	12,898
Class R2	30	—
Class R3	3	—
Service fees:
Class A	1,754	12,286
Class C	1,058	4,300
Class I	5,649	12,586
Class R2	15	—
Class R3	3	—
Class R4	3	—
Class R5	—(a)	—
Custodian and accounting fees	835	1,603
Interest expense to affiliates	20	5
Professional fees	165	213
Trustees’ and Chief Compliance Officer’s fees	39	65
Printing and mailing costs	141	396
Registration and filing fees	242	277
Transfer agency fees (See Note 2.M.)	87	261
Dividend expense to non-affiliates on securities sold short	271	—
Other	373	514
Total expenses	42,505	117,027
Less fees waived	(5,319)	(25,623)
Less expense reimbursements	(8)	(1,189)
Net expenses	37,178	90,215
Net investment income (loss)	48,884	487,922

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	115

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED October 31, 2022 (continued)
(Amounts in thousands)
	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(160,431)	$(111,298)(a)
Investments in affiliates	(2,833)	(91)
Options purchased	57,139	—
Futures contracts	(274,004)	(297,436)
Securities sold short	(2,813)	—
Foreign currency transactions	(6,838)	(2,937)
Forward foreign currency exchange contracts	158,413	14
Swaps	2,755	—
Unfunded commitments	—	(6)
Net realized gain (loss)	(228,612)	(411,754)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(799,176)	(1,994,602)(b)
Investments in affiliates	(15,881)	(39,316)
Options purchased	(2,417)	—
Futures contracts	230	(35,682)
Securities sold short	(10)	—
Foreign currency translations	(2,628)	(738)
Forward foreign currency exchange contracts	(733)	—
Swaps	(2,250)	—
Unfunded commitments	—	(11)
Change in net unrealized appreciation/depreciation	(822,865)	(2,070,349)
Net realized/unrealized gains (losses)	(1,051,477)	(2,482,103)
Change in net assets resulting from operations	$(1,002,593)	$(1,994,181)

(a)
Net of foreign capital gains tax of $(1,222).
(b)
Net of change in foreign capital gains tax of $1,616.
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Funds	October 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$48,884	$53,504	$487,922	$458,527
Net realized gain (loss)	(228,612)	371,128	(411,754)	691,837
Change in net unrealized appreciation/depreciation	(822,865)	508,200	(2,070,349)	962,131
Change in net assets resulting from operations	(1,002,593)	932,832	(1,994,181)	2,112,495
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(73,481)	(11,389)	(439,976)	(175,523)
Class C	(45,949)	(7,511)	(154,753)	(72,722)
Class I	(255,254)	(52,958)	(467,053)	(205,129)
Class R2	(600)	(100)	—	—
Class R3	(121)	(15)	—	—
Class R4	(136)	(20)	—	—
Class R5	(8)	(4)	—	—
Class R6	(101,356)	(18,956)	(40,165)	(18,942)
Total distributions to shareholders	(476,905)	(90,953)	(1,101,947)	(472,316)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(361,808)	651,552	(408,719)	(30,633)
NET ASSETS:
Change in net assets	(1,841,306)	1,493,431	(3,504,847)	1,609,546
Beginning of period	5,122,597	3,629,166	13,678,964	12,069,418
End of period	$3,281,291	$5,122,597	$10,174,117	$13,678,964
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	117

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$216,187	$343,717	$1,060,358	$1,470,545
Distributions reinvested	67,553	10,397	404,267	160,549
Cost of shares redeemed	(218,876)	(165,771)	(1,187,511)	(1,007,091)
Change in net assets resulting from Class A capital transactions	64,864	188,343	277,114	624,003
Class C
Proceeds from shares issued	30,932	58,369	113,805	192,408
Distributions reinvested	41,472	6,657	147,746	69,488
Cost of shares redeemed	(119,980)	(110,453)	(680,135)	(941,440)
Change in net assets resulting from Class C capital transactions	(47,576)	(45,427)	(418,584)	(679,544)
Class I
Proceeds from shares issued	417,741	596,114	805,155	991,794
Distributions reinvested	215,638	43,953	420,510	183,235
Cost of shares redeemed	(956,605)	(447,625)	(1,521,305)	(1,052,204)
Change in net assets resulting from Class I capital transactions	(323,226)	192,442	(295,640)	122,825
Class R2
Proceeds from shares issued	805	741	—	—
Distributions reinvested	600	100	—	—
Cost of shares redeemed	(1,472)	(886)	—	—
Change in net assets resulting from Class R2 capital transactions	(67)	(45)	—	—
Class R3
Proceeds from shares issued	1,324	95	—	—
Distributions reinvested	5	1	—	—
Cost of shares redeemed	(450)	(47)	—	—
Change in net assets resulting from Class R3 capital transactions	879	49	—	—
Class R4
Proceeds from shares issued	705	920	—	—
Distributions reinvested	136	20	—	—
Cost of shares redeemed	(115)	(449)	—	—
Change in net assets resulting from Class R4 capital transactions	726	491	—	—
Class R5
Proceeds from shares issued	11	707	—	—
Distributions reinvested	8	4	—	—
Cost of shares redeemed	(23)	(680)	—	—
Change in net assets resulting from Class R5 capital transactions	(4)	31	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Funds	October 31, 2022

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$51,915	$353,812	$77,792	$83,057
Distributions reinvested	96,450	18,024	39,614	18,708
Cost of shares redeemed	(205,769)	(56,168)	(89,015)	(199,682)
Change in net assets resulting from Class R6 capital transactions	(57,404)	315,668	28,391	(97,917)
Total change in net assets resulting from capital transactions	$(361,808)	$651,552	$(408,719)	$(30,633)
SHARE TRANSACTIONS:
Class A
Issued	10,906	15,139	103,460	128,767
Reinvested	3,154	469	38,265	14,043
Redeemed	(11,354)	(7,316)	(117,153)	(88,675)
Change in Class A Shares	2,706	8,292	24,572	54,135
Class C
Issued	1,553	2,621	10,976	16,903
Reinvested	1,961	309	13,907	6,110
Redeemed	(6,369)	(4,969)	(67,193)	(82,929)
Change in Class C Shares	(2,855)	(2,039)	(42,310)	(59,916)
Class I
Issued	20,991	26,172	78,373	86,981
Reinvested	10,009	1,971	39,674	16,013
Redeemed	(50,007)	(19,623)	(151,346)	(92,705)
Change in Class I Shares	(19,007)	8,520	(33,299)	10,289
Class R2
Issued	41	33	—	—
Reinvested	28	5	—	—
Redeemed	(77)	(40)	—	—
Change in Class R2 Shares	(8)	(2)	—	—
Class R3
Issued	67	4	—	—
Reinvested	—(a)	—(a)	—	—
Redeemed	(23)	(2)	—	—
Change in Class R3 Shares	44	2	—	—
Class R4
Issued	40	40	—	—
Reinvested	6	1	—	—
Redeemed	(6)	(19)	—	—
Change in Class R4 Shares	40	22	—	—

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	119

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
SHARE TRANSACTIONS: (continued)
Class R5
Issued	1	32	—	—
Reinvested	—(a)	—(a)	—	—
Redeemed	(1)	(29)	—	—
Change in Class R5 Shares	—(a)	3	—	—
Class R6
Issued	2,621	15,695	7,621	7,264
Reinvested	4,487	807	3,749	1,635
Redeemed	(11,269)	(2,448)	(8,796)	(17,707)
Change in Class R6 Shares	(4,161)	14,054	2,574	(8,808)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Funds	October 31, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

121

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Allocation Fund
Class A
Year Ended October 31, 2022	$23.57	$0.19	$(4.69)	$(4.50)	$(0.36)	$(1.80)	$(2.16)
Year Ended October 31, 2021	19.27	0.22	4.50	4.72	(0.28)	(0.14)	(0.42)
Year Ended October 31, 2020	18.82	0.27	0.46	0.73	(0.28)	—	(0.28)
Year Ended October 31, 2019	17.71	0.36	1.22	1.58	(0.47)	—	(0.47)
Year Ended October 31, 2018	18.63	0.31	(0.63)	(0.32)	(0.31)	(0.29)	(0.60)
Class C
Year Ended October 31, 2022	23.15	0.09	(4.58)	(4.49)	(0.28)	(1.80)	(2.08)
Year Ended October 31, 2021	18.94	0.11	4.41	4.52	(0.17)	(0.14)	(0.31)
Year Ended October 31, 2020	18.54	0.18	0.46	0.64	(0.24)	—	(0.24)
Year Ended October 31, 2019	17.47	0.27	1.19	1.46	(0.39)	—	(0.39)
Year Ended October 31, 2018	18.39	0.22	(0.63)	(0.41)	(0.22)	(0.29)	(0.51)
Class I
Year Ended October 31, 2022	23.72	0.24	(4.73)	(4.49)	(0.41)	(1.80)	(2.21)
Year Ended October 31, 2021	19.39	0.28	4.52	4.80	(0.33)	(0.14)	(0.47)
Year Ended October 31, 2020	18.91	0.32	0.47	0.79	(0.31)	—	(0.31)
Year Ended October 31, 2019	17.79	0.41	1.22	1.63	(0.51)	—	(0.51)
Year Ended October 31, 2018	18.71	0.37	(0.65)	(0.28)	(0.35)	(0.29)	(0.64)
Class R2
Year Ended October 31, 2022	23.40	0.12	(4.65)	(4.53)	(0.29)	(1.80)	(2.09)
Year Ended October 31, 2021	19.14	0.14	4.45	4.59	(0.19)	(0.14)	(0.33)
Year Ended October 31, 2020	18.73	0.20	0.46	0.66	(0.25)	—	(0.25)
Year Ended October 31, 2019	17.64	0.30	1.20	1.50	(0.41)	—	(0.41)
Year Ended October 31, 2018	18.57	0.25	(0.62)	(0.37)	(0.27)	(0.29)	(0.56)
Class R3
Year Ended October 31, 2022	23.65	0.16	(4.70)	(4.54)	(0.34)	(1.80)	(2.14)
Year Ended October 31, 2021	19.34	0.20	4.50	4.70	(0.25)	(0.14)	(0.39)
Year Ended October 31, 2020	18.90	0.24	0.48	0.72	(0.28)	—	(0.28)
Year Ended October 31, 2019	17.79	0.34	1.22	1.56	(0.45)	—	(0.45)
October 1, 2018 (j) through October 31, 2018	18.65	0.02	(0.88)	(0.86)	—	—	—
Class R4
Year Ended October 31, 2022	23.57	0.21	(4.68)	(4.47)	(0.39)	(1.80)	(2.19)
Year Ended October 31, 2021	19.28	0.26	4.48	4.74	(0.31)	(0.14)	(0.45)
Year Ended October 31, 2020	18.81	0.30	0.47	0.77	(0.30)	—	(0.30)
Year Ended October 31, 2019	17.71	0.42	1.17	1.59	(0.49)	—	(0.49)
October 1, 2018 (j) through October 31, 2018	18.56	0.02	(0.87)	(0.85)	—	—	—
Class R5
Year Ended October 31, 2022	23.73	0.25	(4.72)	(4.47)	(0.42)	(1.80)	(2.22)
Year Ended October 31, 2021	19.39	0.33	4.48	4.81	(0.33)	(0.14)	(0.47)
Year Ended October 31, 2020	18.92	0.33	0.46	0.79	(0.32)	—	(0.32)
Year Ended October 31, 2019	17.80	0.42	1.22	1.64	(0.52)	—	(0.52)
October 1, 2018 (j) through October 31, 2018	18.65	0.02	(0.87)	(0.85)	—	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)(d)(h)	Portfolio turnover rate (including securities sold short)(d)(h)

$16.91	(20.90)%	$600,741	1.03% (i)	0.98%	1.18% (i)	92%	100%
23.57	24.67	773,563	1.04(i)	0.97	1.18(i)	101	110
19.27	3.94	472,779	1.03(i)	1.45	1.19(i)	105	116
18.82	9.08	443,776	1.05(i)	2.00	1.26(i)	111	139
17.71	(1.81)	344,414	1.06(i)	1.67	1.28(i)	108	131

16.58	(21.26)	324,254	1.53(i)	0.47	1.68(i)	92	100
23.15	24.02	519,020	1.54(i)	0.49	1.68(i)	101	110
18.94	3.44	463,256	1.54(i)	0.95	1.69(i)	105	116
18.54	8.54	526,390	1.55(i)	1.49	1.76(i)	111	139
17.47	(2.32)	511,863	1.56(i)	1.18	1.78(i)	108	131

17.02	(20.74)	1,657,768	0.78(i)	1.22	0.93(i)	92	100
23.72	24.96	2,760,026	0.79(i)	1.23	0.93(i)	101	110
19.39	4.25	2,091,223	0.78(i)	1.71	0.93(i)	105	116
18.91	9.36	2,170,359	0.80(i)	2.25	1.00(i)	111	139
17.79	(1.58)	1,855,964	0.82(i)	1.95	1.03(i)	108	131

16.78	(21.17)	4,859	1.40(i)	0.62	1.45(i)	92	100
23.40	24.16	6,946	1.41(i)	0.61	1.45(i)	101	110
19.14	3.55	5,724	1.40(i)	1.09	1.46(i)	105	116
18.73	8.69	5,394	1.42(i)	1.64	1.56(i)	111	139
17.64	(2.09)	3,658	1.39(i)	1.35	1.56(i)	108	131

16.97	(21.01)	1,410	1.15(i)	0.83	1.18(i)	92	100
23.65	24.47	932	1.16(i)	0.86	1.18(i)	101	110
19.34	3.85	720	1.15(i)	1.22	1.26(i)	105	116
18.90	8.97	50	1.17(i)	1.83	1.44(i)	111	139
17.79	(4.61)	19	1.23(i)	1.08	1.38(i)	108	131

16.91	(20.78)	1,656	0.89(i)	1.11	0.93(i)	92	100
23.57	24.77	1,377	0.91(i)	1.12	0.93(i)	101	110
19.28	4.13	688	0.90(i)	1.59	0.95(i)	105	116
18.81	9.20	631	0.92(i)	2.29	1.02(i)	111	139
17.71	(4.58)	19	0.98(i)	1.33	1.13(i)	108	131

17.04	(20.66)	61	0.75(i)	1.26	0.79(i)	92	100
23.73	25.00	89	0.76(i)	1.43	0.81(i)	101	110
19.39	4.23	22	0.75(i)	1.73	0.97(i)	105	116
18.92	9.39	21	0.78(i)	2.27	1.00(i)	111	139
17.80	(4.56)	19	0.73(i)	1.58	0.88(i)	108	131
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	123

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Allocation Fund (continued)
Class R6
Year Ended October 31, 2022	$23.71	$0.27	$(4.72)	$(4.45)	$(0.44)	$(1.80)	$(2.24)
Year Ended October 31, 2021	19.38	0.31	4.52	4.83	(0.36)	(0.14)	(0.50)
Year Ended October 31, 2020	18.91	0.35	0.46	0.81	(0.34)	—	(0.34)
Year Ended October 31, 2019	17.79	0.43	1.22	1.65	(0.53)	—	(0.53)
November 1, 2017 (j) through October 31, 2018	18.74	0.37	(0.65)	(0.28)	(0.38)	(0.29)	(0.67)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of underlying funds.
(g)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(h)	The Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short.
(i)

	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	1.02%	1.03%	1.02%	1.02%	1.02%
Class C	1.52%	1.53%	1.53%	1.52%	1.52%
Class I	0.77%	0.78%	0.77%	0.77%	0.78%
Class R2	1.39%	1.40%	1.39%	1.39%	1.35%
Class R3	1.14%	1.15%	1.14%	1.14%	1.19%
Class R4	0.88%	0.90%	0.89%	0.89%	0.94%
Class R5	0.74%	0.75%	0.74%	0.75%	0.69%
Class R6	0.64%	0.65%	0.64%	0.64%	0.64%
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	1.17%	1.17%	1.18%	1.23%	1.24%
Class C	1.67%	1.67%	1.68%	1.73%	1.74%
Class I	0.92%	0.92%	0.92%	0.97%	0.99%
Class R2	1.44%	1.44%	1.45%	1.53%	1.52%
Class R3	1.17%	1.17%	1.25%	1.41%	1.34%
Class R4	0.92%	0.92%	0.94%	0.99%	1.09%
Class R5	0.78%	0.80%	0.96%	0.97%	0.84%
Class R6	0.67%	0.67%	0.67%	0.72%	0.74%

(j)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)(d)(h)	Portfolio turnover rate (including securities sold short)(d)(h)

$17.02	(20.59)%	$690,542	0.65% (i)	1.36%	0.68% (i)	92%	100%
23.71	25.13	1,060,644	0.66(i)	1.36	0.68(i)	101	110
19.38	4.34	594,754	0.65(i)	1.83	0.68(i)	105	116
18.91	9.50	528,192	0.67(i)	2.35	0.75(i)	111	139
17.79	(1.58)	841,967	0.68(i)	2.02	0.78(i)	108	131
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	125

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Income Builder Fund
Class A
Year Ended October 31, 2022	$11.62	$0.41	$(2.08)	$(1.67)	$(0.44)	$(0.50)	$(0.94)
Year Ended October 31, 2021	10.21	0.40	1.42	1.82	(0.41)	—	(0.41)
Year Ended October 31, 2020	10.73	0.38	(0.49)	(0.11)	(0.39)	(0.02)	(0.41)
Year Ended October 31, 2019	10.13	0.41	0.60	1.01	(0.41)	—	(0.41)
Year Ended October 31, 2018	10.62	0.42	(0.48)	(0.06)	(0.43)	—	(0.43)
Class C
Year Ended October 31, 2022	11.58	0.36	(2.07)	(1.71)	(0.39)	(0.50)	(0.89)
Year Ended October 31, 2021	10.19	0.34	1.40	1.74	(0.35)	—	(0.35)
Year Ended October 31, 2020	10.70	0.32	(0.47)	(0.15)	(0.34)	(0.02)	(0.36)
Year Ended October 31, 2019	10.10	0.36	0.60	0.96	(0.36)	—	(0.36)
Year Ended October 31, 2018	10.59	0.37	(0.49)	(0.12)	(0.37)	—	(0.37)
Class I
Year Ended October 31, 2022	11.64	0.43	(2.09)	(1.66)	(0.45)	(0.50)	(0.95)
Year Ended October 31, 2021	10.23	0.41	1.42	1.83	(0.42)	—	(0.42)
Year Ended October 31, 2020	10.74	0.39	(0.48)	(0.09)	(0.40)	(0.02)	(0.42)
Year Ended October 31, 2019	10.14	0.43	0.60	1.03	(0.43)	—	(0.43)
Year Ended October 31, 2018	10.63	0.44	(0.49)	(0.05)	(0.44)	—	(0.44)
Class R6
Year Ended October 31, 2022	11.64	0.44	(2.09)	(1.65)	(0.46)	(0.50)	(0.96)
Year Ended October 31, 2021	10.23	0.42	1.42	1.84	(0.43)	—	(0.43)
Year Ended October 31, 2020	10.74	0.40	(0.48)	(0.08)	(0.41)	(0.02)	(0.43)
Year Ended October 31, 2019	10.14	0.43	0.61	1.04	(0.44)	—	(0.44)
November 1, 2017 (f) through October 31, 2018	10.64	0.46	(0.51)	(0.05)	(0.45)	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan Funds	October 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers, reimbursements, and earnings credits	Portfolio turnover rate(c)

$9.01	(15.40)%	$4,354,310	0.75%	4.04%	1.02%	56%
11.62	17.94	5,328,533	0.75	3.47	1.02	72
10.21	(1.01)	4,132,310	0.74	3.65	1.02	64
10.73	10.20	3,678,891	0.74	3.90	1.05	48
10.13	(0.67)	3,386,949	0.75	4.02	1.07	59

8.98	(15.80)	1,284,317	1.25	3.50	1.52	56
11.58	17.18	2,146,228	1.25	2.95	1.52	72
10.19	(1.42)	2,497,469	1.24	3.16	1.52	64
10.70	9.67	3,814,158	1.24	3.43	1.55	48
10.10	(1.17)	4,114,927	1.25	3.52	1.57	59

9.03	(15.24)	4,142,959	0.60	4.18	0.77	56
11.64	18.08	5,728,166	0.60	3.61	0.76	72
10.23	(0.76)	4,930,991	0.59	3.80	0.77	64
10.74	10.35	5,672,266	0.59	4.08	0.80	48
10.14	(0.52)	4,445,260	0.60	4.17	0.81	59

9.03	(15.16)	392,531	0.51	4.29	0.52	56
11.64	18.18	476,037	0.51	3.69	0.51	72
10.23	(0.68)	508,648	0.51	3.90	0.52	64
10.74	10.44	354,830	0.51	4.15	0.55	48
10.14	(0.51)	212,657	0.50	4.37	0.57	59
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2022	J.P. Morgan Funds	127

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 2 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Global Allocation Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan Income Builder Fund	Class A, Class C, Class I and Class R6	Diversified
The investment objective of JPMorgan Global Allocation Fund (“Global Allocation Fund”) is to seek to maximize long-term total return.
The investment objective of JPMorgan Income Builder Fund (“Income Builder Fund”) is to seek to maximize income while maintaining prospects for capital appreciation.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the  "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under the Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under the SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee.  The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board.  The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds.  The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

128	J.P. Morgan Funds	October 31, 2022

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAV is calculated.
Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by at October 31, 2022.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Global Allocation Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$2,310	$—	$2,310
Collateralized Mortgage Obligations	—	—(a)	840	840
Commercial Mortgage-Backed Securities
United States	—	6,430	779	7,209
Common Stocks
Australia	72	18,178	—	18,250
Austria	—	222	—	222
Belgium	—	6,569	—	6,569
Brazil	17,969	53	—	18,022
Canada	13,091	—	—	13,091
Chile	939	38	—	977
China	21,489	87,506	—	108,995
Denmark	—	25,824	—	25,824
Finland	—	6,600	—	6,600
France	—	99,180	—	99,180
Germany	83	31,398	—	31,481
Greece	—	1,140	—	1,140

October 31, 2022	J.P. Morgan Funds	129

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
Global Allocation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Hong Kong	$—	$14,940	$—	$14,940
India	25,149	—	—	25,149
Indonesia	—	11,081	—	11,081
Ireland	51	408	—	459
Israel	213	533	—	746
Italy	—	1,862	—	1,862
Japan	—	60,088	—	60,088
Jordan	—	17	—	17
Luxembourg	—	145	—	145
Macau	—	636	—	636
Mexico	14,725	—	—	14,725
Netherlands	117	27,264	—	27,381
New Zealand	—	216	—	216
Norway	—	691	—	691
Peru	1,995	—	—	1,995
Poland	—	1,502	—	1,502
Portugal	—	164	—	164
Qatar	—	1,699	—	1,699
Russia	—	—	31	31
Saudi Arabia	—	1,320	—	1,320
Singapore	152	5,777	—	5,929
South Africa	2,899	8,064	—	10,963
South Korea	—	32,493	—	32,493
Spain	—	5,522	—	5,522
Sweden	—	17,910	—	17,910
Switzerland	—	8,105	—	8,105
Taiwan	12,396	20,024	—	32,420
Tanzania, United Republic of	—	442	—	442
Thailand	3,502	1,256	—	4,758
United Arab Emirates	—	—	—	—
United Kingdom	69	63,245	—	63,314
United States	1,205,038	26,382	178	1,231,598
Total Common Stocks	1,319,949	588,494	209	1,908,652
Convertible Preferred Stocks	—	—	557	557
Corporate Bonds	—	170,628	—	170,628
Exchange-Traded Funds	17,570	—	—	17,570
Foreign Government Securities	—	581,388	—	581,388
Investment Companies	146,493	—	—	146,493
Loan Assignments
United States	—	310	481	791
Preferred Stocks	—	—	44	44
Rights	—	—	22	22
Supranational	—	6,240	—	6,240
U.S. Treasury Obligations	—	63,156	—	63,156
Warrants
Netherlands	—	300	—	300
Switzerland	—	2,227	—	2,227
United Kingdom	—	—	40	40

130	J.P. Morgan Funds	October 31, 2022

Global Allocation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
United States	$—	$—	$8	$8
Total Warrants	—	2,527	48	2,575
Short-Term Investments
Certificates of Deposits	—	5,115	—	5,115
Commercial Paper	—	49,696	—	49,696
Investment Companies	282,824	—	—	282,824
Investment of Cash Collateral from Securities Loaned	51,155	—	—	51,155
U.S. Treasury Obligations	—	15,899	—	15,899
Total Short-Term Investments	333,979	70,710	—	404,689
Total Investments in Securities	$1,817,991	$1,492,193	$2,980	$3,313,164
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$12,189	$—	$12,189
Futures Contracts	33,207	—	—	33,207
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(5,798)	—	(5,798)
Futures Contracts	(44,037)	(48)	—	(44,085)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(10,830)	$6,343	$—	$(4,487)

(a)	Amount rounds to less than one thousand.
There were no significant transfers into or out of level 3 for the year ended October 31, 2022.
Income Builder Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
Cayman Islands	$—	$—	$1,008	$1,008
United States	—	73,334	83,567	156,901
Total Asset-Backed Securities	—	73,334	84,575	157,909
Collateralized Mortgage Obligations
Bermuda	—	—	2,872	2,872
United States	—	255,971	141,531	397,502
Total Collateralized Mortgage Obligations	—	255,971	144,403	400,374
Commercial Mortgage-Backed Securities
United States	—	167,155	269,605	436,760
Common Stocks
Australia	2,641	68,829	—	71,470
Austria	—	12,336	—	12,336
Belgium	—	20,123	—	20,123
Brazil	28,310	2,089	—	30,399
Canada	193,494	—	—	193,494
Cayman Islands	—	—	—(a)	—(a)
Chile	4,970	—	—	4,970
China	11,615	121,571	—	133,186

October 31, 2022	J.P. Morgan Funds	131

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Denmark	$—	$37,607	$—	$37,607
Egypt	2,812	—	—	2,812
Finland	—	40,152	—	40,152
France	—	144,016	—	144,016
Germany	—	112,490	—	112,490
Hong Kong	—	35,892	—	35,892
India	17,765	17,024	—	34,789
Indonesia	—	30,738	—	30,738
Italy	—	52,167	—	52,167
Japan	—	162,583	—	162,583
Luxembourg	—	2,187	6,745	8,932
Mexico	38,607	—	—	38,607
Netherlands	—	40,928	—	40,928
New Zealand	—	9,812	—	9,812
Norway	3,037	29,521	—	32,558
Peru	10,311	—	—	10,311
Poland	—	4,459	—	4,459
Portugal	—	11,406	—	11,406
Russia	—	—	106	106
Saudi Arabia	—	7,017	—	7,017
Singapore	—	32,371	—	32,371
South Africa	9,712	34,396	—	44,108
South Korea	2,019	54,903	—	56,922
Spain	2,263	91,222	—	93,485
Sweden	—	51,980	—	51,980
Switzerland	84	51,782	—	51,866
Taiwan	5,297	62,812	—	68,109
Thailand	3,996	6,518	—	10,514
United Kingdom	9,832	223,777	—	233,609
United States	1,624,231	106,618	2,699	1,733,548
Total Common Stocks	1,970,996	1,679,326	9,550	3,659,872
Convertible Bonds
Australia	—	2,043	—	2,043
Canada	—	572	—	572
China	—	5,321	—	5,321
France	—	517	—	517
Germany	—	1,254	—	1,254
Israel	—	1,388	—	1,388
New Zealand	—	707	—	707
Singapore	—	708	—	708
South Korea	—	212	—	212
Spain	—	807	—	807
United Kingdom	—	3,583	—	3,583
United States	—	31,845	2,040	33,885
Vietnam	—	1,048	—	1,048
Total Convertible Bonds	—	50,005	2,040	52,045
Convertible Preferred Stocks
United States	9,444	—	7,100	16,544

132	J.P. Morgan Funds	October 31, 2022

Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Corporate Bonds
Australia	$—	$8,293	$—	$8,293
Austria	—	1,143	—	1,143
Azerbaijan	—	3,045	—	3,045
Bahrain	—	1,308	—	1,308
Belgium	—	2,205	—	2,205
Brazil	—	4,253	—	4,253
Canada	—	149,427	—	149,427
Cayman Islands	—	776	—	776
Chile	—	886	—	886
China	—	25,860	—	25,860
Colombia	—	2,729	—	2,729
Finland	—	7,021	—	7,021
France	—	63,682	—	63,682
Germany	—	4,231	—	4,231
Guatemala	—	997	—	997
Hong Kong	—	10,045	—	10,045
India	—	25,591	—	25,591
Indonesia	—	16,238	—	16,238
Ireland	—	6,579	—	6,579
Israel	—	1,058	—	1,058
Italy	—	11,602	—	11,602
Japan	—	9,409	—	9,409
Kazakhstan	—	2,300	—	2,300
Luxembourg	—	29,178	—	29,178
Macau	—	997	—	997
Mexico	—	14,923	—	14,923
Morocco	—	336	—	336
Netherlands	—	24,722	—	24,722
Panama	—	755	—	755
Paraguay	—	243	—	243
Peru	—	1,411	—	1,411
Philippines	—	8,111	—	8,111
Singapore	—	1,195	—	1,195
South Africa	—	1,880	—	1,880
South Korea	—	3,738	—	3,738
Spain	—	8,576	—	8,576
Sweden	—	2,464	—	2,464
Switzerland	—	36,373	—	36,373
Thailand	—	4,773	—	4,773
United Arab Emirates	—	1	—	1
United Kingdom	—	66,851	—	66,851
United States	—	2,834,141	17	2,834,158
Uzbekistan	—	999	—	999
Total Corporate Bonds	—	3,400,345	17	3,400,362
Equity Linked Notes	—	718,279	—	718,279
Exchange-Traded Funds	292,788	—	—	292,788
Foreign Government Securities	—	86,095	—	86,095

October 31, 2022	J.P. Morgan Funds	133

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Loan Assignments
Canada	$—	$397	$—	$397
France	—	2,807	—	2,807
Ireland	—	371	—	371
Luxembourg	—	9,246	—	9,246
Netherlands	—	975	—	975
United Kingdom	—	328	—	328
United States	—	206,610	2,697	209,307
Total Loan Assignments	—	220,734	2,697	223,431
Mortgage-Backed Securities	—	806	—	806
Preferred Stocks
United States	57,757	—	2,537	60,294
Rights	—	—	622	622
U.S. Treasury Obligations	—	76,772	—	76,772
Warrants
United Kingdom	—	—(a)	2,099	2,099
United States	—	—	63	63
Total Warrants	—	—	2,162	2,162
Short-Term Investments
Certificates of Deposits	—	821	—	821
Commercial Paper	—	81,831	—	81,831
Investment Companies	455,497	—	—	455,497
Investment of Cash Collateral from Securities Loaned	177,459	—	—	177,459
Total Short-Term Investments	632,956	82,652	—	715,608
Total Investments in Securities	$2,963,941	$6,811,474	$525,308	$10,300,723
Appreciation in Other Financial Instruments
Futures Contracts	$35,556	$—	$—	$35,556
Depreciation in Other Financial Instruments
Futures Contracts	(108,023)	—	—	(108,023)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(72,467)	$—	$—	$(72,467)

(a)	Amount rounds to less than one thousand.
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
Income Builder Fund	Balance as of October 31, 2021(a)	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other	Balance as of October 31, 2022
Investments in Securities:
Asset-Backed Securities	$111,362	$1,405	$(9,667)	$361	$48,025	$(61,386)	$1,486	$—	$(7,011)	$84,575
Collateralized Mortgage Obligations	91,751	(65)	(37,478)	11	65,952	(38,864)	56,085	—	7,011	144,403
Commercial Mortgage-Backed Securities	270,236	(6,333)	(58,745)	785	63,687	(29,457)	37,784	(8,352)	—	269,605
Common Stocks	8,968	112	(22,604)	—	9,011	(8,592)	22,655	—	—	9,550
Convertible Bonds	1,869	—	171	—	—	—	—	—	—	2,040
Convertible Preferred Stocks	7,671	541	(404)	—	—	(708)	—	—	—	7,100

134	J.P. Morgan Funds	October 31, 2022

Income Builder Fund	Balance as of October 31, 2021(a)	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other	Balance as of October 31, 2022
Corporate Bonds	$640	$6	$(906)	$—	$283	$(6)	$—	$—	$—	$17
Loan Assignments	3,411	(2)	(812)	76	3,207	(3,183)	—	—	—	2,697
Preferred Stocks	2,648	—	(111)	—	—	—	—	—	—	2,537
Rights	678	—	(57)	—	1	—	—	—	—	622
Warrants	992	—	1,170	—	—	—	—	—	—	2,162
Total	$500,226	$(4,336)	$(129,443)	$1,233	$190,166	$(142,196)	$118,010	$(8,352)	$—	$525,308

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Collateralized Mortgage Obligations.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at October 31, 2022, which were valued using significant unobservable inputs (level 3) amounted to $(126,302). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the year ended October 31, 2022.
The significant unobservable inputs used in the fair value measurement of the Funds' investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
Income Builder Fund
Quantitative Information about Level 3 Fair Value Measurements#
(Amounts in thousands)
	Fair Value at October 31, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$—(b)	Market Comparable Companies	EBITDA Multiple(c)	5.0x(5.0x)
			Liquidity Discount	30.00% (30.00%)
Common Stocks	—
	1	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
			Liquidity Discount	30.00% (30.00%)
Preferred Stocks	1
	64,542	Discounted Cash Flow	ConstantPrepayment Rate	0.00% - 60.00% (10.30%)
			Constant Default Rate	0.00% - 7.92% (1.57%)
			Yield (Discount Rateof Cash Flows)	5.21% - 23.51% (8.10%)

Asset-Backed Securities	64,542
	144,403	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 29.29% (13.01%)
			Constant Default Rate	0.00% - 1.89% (0.03%)
			Yield (Discount Rate of Cash Flows)	5.91% - 14.16% (9.52%)
Collateralized Mortgage Obligations	144,403

October 31, 2022	J.P. Morgan Funds	135

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
	Fair Value at October 31, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	268,136	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (1.01%)
			Constant Default Rate	0.00% - 15.00% (0.02%)
			Yield (Discount Rate of Cash Flows)	6.43% - 199.00% (11.82%)
Commercial Mortgage- Backed Securities	268,136
	16	Terms of Restructuring	Expected Recovery	10.90% (10.90%)

Loan Assignments	16
	2,040	Term of Restructuring	Liquidation Preference	71.43x (71.43x)

Convertible Bonds	2,040
	1	Pending Distribution Amount	Expected Recovery	$0.01 ($0.01)

Rights	1
Total	$479,138

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services.  At October 31 2022, the value of these investments was $46,170. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Amount rounds to less than one thousand.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of October 31, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Loan Assignments — The Funds invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The  invest in loan assignments of all or a portion of the loans. When a Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund's rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, a Fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A Fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims by their creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.
Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid when purchased, may become illiquid and difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Fund may not receive the proceeds from a sale of such investments for a period after the sale.
Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

136	J.P. Morgan Funds	October 31, 2022

D. Unfunded Commitments —The Funds entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Funds to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Funds may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of Interest income from non-affiliates on the Statements of Operations.
At October 31, 2022, had the following loan commitments outstanding in which all or a portion of the commitments was unfunded which could be extended at the options of the borrower:
				Unfunded Commitment		Funded Commitment		Total Commitment
Security Description	Maturity Date	Commitment Fee Rate	Rate if Funded	Par Amount	Value	Par Amount	Value	Par Amount	Value
Income Builder Fund
Moran Foods LLC, Delayed Draw 1st Lien Term Loan B	10/01/2024	5.000%	0.000%	$483	$483	$—	$—	$483	$483
Tekni-Plex, Inc., Delayed Draw Term Loan B	09/15/2028	4.000	7.674	22	21	37	35	59	56
Traeger Grills, Delayed Draw Term Loan	06/29/2028	3.250	7.004	29	23	10	8	39	31
E. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Income Builder Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
The Funds may be required to post or receive collateral for delayed delivery securities in the form of cash or securities under a Master Securities Forward Transaction Agreement with the counterparties (each, an “MSFTA”). The collateral requirements are generally calculated by netting the mark-to-market amount for a Fund's transactions under the MSFTA and comparing that amount to the value of the collateral pledged by a fund and the counterparty. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund's custodian bank and is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Funds is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan. These amounts are not reflected on the Funds' Statements of Assets and Liabilities.
Income Builder Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of October 31, 2022, which are shown as a Payable for Investment securities purchased — delayed delivery securities on the Statements of Assets and Liabilities. The values of these securities held at October 31, 2022 are detailed on the SOIs.
F. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in . The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

October 31, 2022	J.P. Morgan Funds	137

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of October 31, 2022.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Global Allocation Fund	$48,471	$(48,471)	$—
Income Builder Fund	168,289	(168,289)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended October 31, 2022, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Global Allocation Fund	$5
Income Builder Fund	17
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
G. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Global Allocation Fund
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Income Fund Class R6 Shares (a)	$—	$194,272	$29,185	$(2,746)	$(15,848)	$146,493	17,953	$4,701	$—
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (a) (b)	207,109	3,454,317	3,378,478	(87)	(37)	282,824	282,795	2,554	—

138	J.P. Morgan Funds	October 31, 2022

Global Allocation Fund (continued)
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	$68,262	$331,500	$354,000	$(10) *	$4	$45,756	45,756	$287 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	9,037	223,578	227,216	—	—	5,399	5,399	41*	—
Total	$284,408	$4,203,667	$3,988,879	$(2,843)	$(15,881)	$480,472		$7,583	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Income Builder Fund
For the year ended October 31, 2022
Security Description	Value at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2022	Shares at October 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Equity Premium Income ETF (a)	$—	$332,143	$—	$—	$(39,355)	$292,788	5,365	$24,431	$—
JPMorgan Prime Money Market Fund Class IM Shares, 3.18% (a) (b)	55,261	584,522	591,828	(20)	(5)	47,930	47,925	489	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 3.12% (a) (b)	209,276	7,302,224	7,103,837	(71)	(25)	407,567	407,526	2,919	—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 3.23% (a) (b)	213,987	373,000	439,001	(106)*	69	147,949	147,949	1,355*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.85% (a) (b)	24,954	467,484	462,928	—	—	29,510	29,510	202*	—
Total	$503,478	$9,059,373	$8,597,594	$(197)	$(39,316)	$925,744		$29,396	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2022.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
H. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

October 31, 2022	J.P. Morgan Funds	139

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
I. Derivatives — The Funds used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with their respective investment strategy. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.
The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.
The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Funds.
Notes I(1) - I(4) below describe the various derivatives used by the Funds.
(1) Options — Global Allocation Fund purchased put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.
Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options Purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
The Funds pledge collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOIs.
Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subjects the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

140	J.P. Morgan Funds	October 31, 2022

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2) Futures Contracts — The Funds used currency, index, interest rate, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price, foreign exchange and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(3) Forward Foreign Currency Exchange Contracts — Global Allocation Fund is exposed to foreign currency risks associated with some or all of its portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of its investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rates of the underlying currencies. Changes in the value of these contracts are recorded as Change in net unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(4) Swaps — Global Allocation Fund engaged in various swap transactions to manage total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund’s OTC swap contracts are subject to master netting arrangements.

October 31, 2022	J.P. Morgan Funds	141

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
Total Return Basket Swaps
Global Allocation Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity.
Under the terms of the agreement, each swap is designed to function as a portfolio of direct investments in long and/or short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs” and net dividends. Positions within each swap, accrued financing costs and net dividends, are part of the periodic reset. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty on swap contract on the Statements of Assets and Liabilities and as Net realized gain (loss) on transactions from swaps on the Statements of Operations.
Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with one counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the Statements of Assets and Liabilities).
The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap and/or other receivables (payables) from gains/(losses) realized when the swap resets; and (v) other factors, as applicable. The value of each swap is reflected on the Statements of Assets and Liabilities as Outstanding swap contracts, at value. Changes in the value of the swap are recognized as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations.
(5) Summary of Derivatives Information —The following tables present the value of derivatives held as of October 31, 2022, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
	Global Allocation Fund	Income Builder Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$21,642	$35,556
Unrealized Depreciation on Futures Contracts *	(1,101)	(2,444)
Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	12,189	—
Unrealized Depreciation on Futures Contracts *	(14,076)	—
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(5,798)	—
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	11,565	—
Unrealized Depreciation on Futures Contracts *	(28,908)	(105,579)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	(10,878)	(72,467)
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	6,391	—

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

142	J.P. Morgan Funds	October 31, 2022

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2022, by primary underlying risk exposure:
	Global Allocation Fund	Income Builder Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(83,373)	$(90,990)
Swap Contracts	2,755	—
Purchased Options	57,139	—
Foreign Exchange Rate Risk Exposure:
Futures Contracts	(175,658)	—
Forward Foreign Currency Exchange Contracts	158,413	14
Interest Rate Risk Exposure:
Futures Contracts	(14,973)	(206,446)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	12,839	36,537
Swap Contracts	(2,250)	—
Purchased Options	(2,417)	—
Foreign Exchange Rate Risk Exposure:
Futures Contracts	1,188	—
Forward Foreign Currency Exchange Contracts	(733)	—
Interest Rate Risk Exposure:
Futures Contracts	(13,797)	(72,219)
Derivatives Volume
The table below discloses the volume of the Funds' options, futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended October 31, 2022. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
	Global Allocation Fund	Income Builder Fund
Futures Contracts:
Average Notional Balance Long	$1,420,945	$2,130,814
Average Notional Balance Short	(863,711)	(535,592)
Ending Notional Balance Long	987,621	2,183,929
Ending Notional Balance Short	(878,200)	(811,608)
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	(348,790)	—
Average Settlement Value Sold	1,090,408	—
Ending Settlement Value Purchased	(676,268)	—
Ending Settlement Value Sold	1,294,861	—
Exchange-Traded Options:
Average Number of Contracts Purchased	374	—
Total Return Basket Swaps:
Average Notional Balance Long	32,071	—
The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding options, non-deliverable forward foreign currency exchange contracts and/or OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is

October 31, 2022	J.P. Morgan Funds	143

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.F), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in a separate segregated account maintained by JPMCB, an affiliate of the Funds. These amounts are not reflected on the Funds’ Statements of Assets and Liabilities and are disclosed in the table below.
The Funds' derivatives contracts held at October 31, 2022 are not accounted for as hedging instruments under GAAP.
J. Equity-Linked Notes — Income Builder Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs' values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realize a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.
As of October 31, 2022, Income Builder Fund had outstanding ELNs as listed on the SOIs.
K. Short Sales — Global Allocation Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.
The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund's custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.
The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.
The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.
As of October 31, 2022, Global Allocation Fund did not have outstanding short sales.
L. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest income from non-affiliates on the Statements of Operations.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

144	J.P. Morgan Funds	October 31, 2022

M. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended October 31, 2022 are as follows:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Global Allocation Fund
Transfer agency fees	$25	$24	$27	$2	$—(a)	$—(a)	$—(a)	$9	$87
Income Builder Fund
Transfer agency fees	134	60	59	n/a	n/a	n/a	n/a	8	261

(a)	Amount rounds to less than one thousand.
N. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of October 31, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
O. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
P. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least monthly for Income Builder Fund and declared and paid at least quarterly for Global Allocation Fund. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Global Allocation Fund	$—	$107,099	$(107,099)
Income Builder Fund	(2,023)	18,177	(16,154)
The reclassifications for the Funds relate primarily to foreign currency gains or losses, tax adjustments on certain investments and tax adjustments on certain derivatives.
3. Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Global Allocation Fund	0.55%

October 31, 2022	J.P. Morgan Funds	145

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)

Income Builder Fund	0.42%
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in  Note 3.F.
B. Administration Fee  — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended October 31, 2022, the effective rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.F.
JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of each Fund do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Global Allocation Fund	0.25%	0.75%	0.50%	0.25%
Income Builder Fund	0.25	0.75	n/a	n/a
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Global Allocation Fund	$34	$—(a)
Income Builder Fund	194	2

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Global Allocation Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%
Income Builder Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

146	J.P. Morgan Funds	October 31, 2022

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Global Allocation Fund	1.03%	1.53%	0.78%	1.40%	1.15%	0.90%	0.75%	0.65%
Income Builder Fund	0.75	1.25	0.60	n/a	n/a	n/a	n/a	0.52
The expense limitation agreements were in effect for the year ended October 31, 2022 and are in place until at least February 28, 2023.
For the year ended October 31, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Global Allocation Fund	$442	$296	$4,133	$4,871	$8
Income Builder Fund	214	47	24,935	25,196	1,189
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2022 were as follows:

Global Allocation Fund	$446
Income Builder Fund	424
Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through October 31, 2022 the amount of these waivers were as follows:

Global Allocation Fund	$2
Income Builder Fund	3
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended October 31, 2022, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

October 31, 2022	J.P. Morgan Funds	147

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
4. Investment Transactions
During the year ended October 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
Global Allocation Fund	$3,473,302	$4,453,358	$86,461	$76,161	$278,568	$293,366
Income Builder Fund	6,522,767	7,878,551	57,119	25,196	—	—
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Allocation Fund	$3,329,790	$383,537	$404,650	$(21,113)
Income Builder Fund	11,044,752	588,662	1,405,158	(816,496)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and tax adjustments on certain investments and certain derivatives.
The tax character of distributions paid during the year ended October 31, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Global Allocation Fund	$311,808	$165,097	$476,905
Income Builder Fund	719,734	382,213	1,101,947

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended October 31, 2021 was as follows:
	Ordinary Income*	Total Distributions Paid
Global Allocation Fund	$90,953	$90,953
Income Builder Fund	472,316	472,316

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of October 31, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Global Allocation Fund	$115,482	$(326,116)	$(120,493)
Income Builder Fund	—	(465,796)	(819,073)
The cumulative timing differences primarily consist of tax adjustments on certain investments, tax adjustments on certain derivatives, straddle loss deferrals and wash sale loss deferrals.

148	J.P. Morgan Funds	October 31, 2022

At October 31, 2022, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Global Allocation Fund	$191,161	$134,955
Income Builder Fund	344,843	120,953
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended October 31, 2022.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change  in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.
The Funds did not utilize the Credit Facility during the year ended October 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

October 31, 2022	J.P. Morgan Funds	149

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2022 (continued)
(Dollar values in thousands)
As of October 31, 2022, the Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Global Allocation Fund	—	—%	2	22.5%
Income Builder Fund	1	16.1	3	34.4
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
The Funds are subject to interest rate risk. Investments in bonds and other debt securities will change in value based on changes in interest rates.  If rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Funds invest in variable and floating rate loans and other variable and floating rate securities. Although these investments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
The Funds are subject to credit risk. The Funds' investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Funds' investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Funds' securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e. the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
The Funds invest in high yield securities that are not rated or rated below investment grade (commonly known as "junk bonds"). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors' claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.
Global Allocation Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
As of October 31, 2022, a significant portion of each Fund's investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Funds do not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Funds to risks of mispricing or improper valuation.
The Funds are subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.
The Funds invest in foreign issuers and foreign securities (including depositary receipts) that are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

150	J.P. Morgan Funds	October 31, 2022

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were  perceived as comparatively stable becoming riskier and more volatile.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
As of October 31, 2022, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:
Global Allocation Fund
Japan	10.2%

October 31, 2022	J.P. Morgan Funds	151

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Global Allocation Fund and JPMorgan Income Builder Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Global Allocation Fund and JPMorgan Income Builder Fund (two of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the "Funds") as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 22, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

152	J.P. Morgan Funds	October 31, 2022

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	166	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	166	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	166	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	166
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	166	None

October 31, 2022	J.P. Morgan Funds	153

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	166	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	166
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	166
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	166	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	None

154	J.P. Morgan Funds	October 31, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	166
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	166	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	166	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (166 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.

October 31, 2022	J.P. Morgan Funds	155

TRUSTEES
(Unaudited) (continued)
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

156	J.P. Morgan Funds	October 31, 2022

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)**
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

October 31, 2022	J.P. Morgan Funds	157

OFFICERS
(Unaudited) (continued)
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

158	J.P. Morgan Funds	October 31, 2022

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2022, and continued to hold your shares at the end of the reporting period, October 31, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Global Allocation Fund
Class A
Actual	$1,000.00	$901.40	$4.84	1.01%
Hypothetical	1,000.00	1,020.11	5.14	1.01
Class C
Actual	1,000.00	899.10	7.23	1.51
Hypothetical	1,000.00	1,017.59	7.68	1.51
Class I
Actual	1,000.00	902.20	3.64	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76
Class R2
Actual	1,000.00	899.90	6.61	1.38
Hypothetical	1,000.00	1,018.25	7.02	1.38
Class R3
Actual	1,000.00	900.90	5.41	1.13
Hypothetical	1,000.00	1,019.51	5.75	1.13
Class R4
Actual	1,000.00	902.20	4.22	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class R5
Actual	1,000.00	903.00	3.50	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class R6
Actual	1,000.00	903.40	3.02	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

October 31, 2022	J.P. Morgan Funds	159

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Income Builder Fund
Class A
Actual	$1,000.00	$915.30	$3.57	0.74%
Hypothetical	1,000.00	1,021.47	3.77	0.74
Class C
Actual	1,000.00	912.60	5.98	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class I
Actual	1,000.00	916.10	2.85	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R6
Actual	1,000.00	916.50	2.46	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

160	J.P. Morgan Funds	October 31, 2022

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
The Board of Trustees  (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (money market and alternative products, equity, and fixed income) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements.  The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings on June  21-22, 2022 and August  9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreement for each Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for each Fund and the other J.P. Morgan Funds overseen by the Board in which the Funds may invest (“Underlying Funds”).  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser.  This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)
The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management each of the Funds, including personnel changes, if any;
(iii)
The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
(iv)
Information about the structure and distribution strategy

October 31, 2022	J.P. Morgan Funds	161

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
for each Fund and how it fits with the Trusts’ other fund offerings;
(v)
The administration services provided by the Adviser in its role as Administrator;
(vi)
Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trusts and in the financial industry generally;
(vii)
The overall reputation and capabilities of the Adviser and its affiliates;
(viii)
The commitment of the Adviser to provide high quality service to the Funds and Underlying Funds;
(ix)
Their overall confidence in the Adviser’s integrity;
(x)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund; and
(xi)
The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Funds and Underlying Funds during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Funds, Underlying Funds and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to each Fund, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered that JPMDS, an affiliate of the Adviser and the Adviser, earn fees from each Fund and/or Underlying Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund and/or Underlying Funds, and the profitability of the arrangements to JPMCB.  .
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset

162	J.P. Morgan Funds	October 31, 2022

levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain satisfactory relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Funds’ performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for each Fund in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of each Fund within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods.  The Trustees reviewed a description of Broadridge methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for each Fund at regular Board meetings by the Adviser and the independent consultant and also considered the special analysis prepared for the certain Funds by the independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Global Allocation Fund’s performance for both Class A and Class I shares was in the fourth, second and first quintiles of both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth and first quintiles of the Peer Group, and in the fourth and second quintiles of the Universe, for the one- and three-year periods ended December 31,2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Income Builder Fund’s performance for Class A shares was in the fourth, third and third quintiles of the Peer Group, and in the second, fourth and third quintiles of the Universe, for the one-, three- and five-year periods ended

October 31, 2022	J.P. Morgan Funds	163

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
December 31, 2021, respectively. The Trustees noted that performance for Class I shares was in the fourth, third and second quintiles of the Peer Group, and in the second, fourth and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that performance for Class R6 shares was in the third and fourth quintiles of the Peer Group, and in the second and fourth quintiles of the Universe, for the one- and three-year periods ended December 31, 2021, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund.  The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum.  For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Global Allocation Fund’s net advisory fee and actual total expenses for Class A shares were both in the first and second quintiles of the Peer Group and
Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund invests.
The Trustees noted that the Income Builder Fund’s net advisory fee for Class A shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first quintile of both the Peer Group and Universe. The Trustees noted that net advisory fee and actual total expenses for Class I shares were both in the first and second quintiles of the Peer Group and Universe, respectively. The Trustees noted that net advisory fee for Class R6 shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles of the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund may invest.

164	J.P. Morgan Funds	October 31, 2022

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2022:
Dividends Received Deduction
JPMorgan Global Allocation Fund	6.10%
JPMorgan Income Builder Fund	7.23
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2022:
Long-Term Capital Gain Distribution
JPMorgan Global Allocation Fund	$165,097
JPMorgan Income Builder Fund	382,213
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2022:
Qualified Dividend Income
JPMorgan Global Allocation Fund	$44,702
JPMorgan Income Builder Fund	159,051

October 31, 2022	J.P. Morgan Funds	165

Rev. January 2011

FACT	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds protect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of  JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Portfolio’s policies and procedures with respect to the disclosure of each Funds' holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. October 2022.
AN-IB-GAL-1022

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The Audit committee financial expert is Kathleen M. Gallagher. Ms. Gallagher is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2022 – $837,633

2021 – $715,339

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2022 – $152,543

2021 – $116,912

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2022 – $235,368

2021 – $172,595

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2022 and 2021, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2022 – Not applicable

2021 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2022 – 0.0%

2021 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable—Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2021—$30.8 million

2020—$30.3 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Not applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1)

That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2)	The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3)	Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4)	The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5)	Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 29, 2022

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
December 29, 2022